UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07874

JPMorgan Insurance Trust

(Exact name of registrant as specified in charter)

1111 Polaris Parkway

Columbus, Ohio 43240

(Address of principal executive offices) (Zip code)

Frank J. Nasta

245 Park Avenue

New York, NY 10167

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: December 31

Date of reporting period: January 1, 2009 through June 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

JPMorgan Insurance Trust

Six months ended June 30, 2009 (Unaudited)

JPMorgan Insurance Trust Balanced Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	11
Financial Highlights	14
Notes to Financial Statements	16
Schedule of Shareholder Expenses	23

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 15, 2009 (Unaudited)

Dear Shareholder:

As you know, the past year has been among the most dramatic and difficult in modern financial history, with an unprecedented financial crisis sending the U.S. and global economies into a deep and painful recession. As we enter the second half of 2009, we have seen some hints of optimism in both the markets and economy, but we still face a long and bumpy road to recovery.

“As we enter the second half of 2009, we have seen some hints of optimism in both the markets and economy, but we still face a long and bumpy road to recovery.”

The financial storm abates

Three months after the collapse of Lehman Brothers last September, the average daily volatility of the Dow Jones Industrial Average was greater than in any three months over the Dow’s 113-year history. The first few months of 2009 offered investors little respite: in early March, stocks plunged to their lowest level in 14 years.

Recently, however, there have been signs that the storm has abated somewhat: the government and Federal Reserve’s policy actions have loosened credit markets and helped reduce the risk of additional major bank failures. Additionally, declining stock market volatility, lower credit spreads and a rally in financial firm stocks all seem to suggest that the worst of the financial crisis may be behind us.

The economy is also showing signs of buoyancy, including some stabilization in consumer spending and improvements in international trade and housing starts in the second quarter. Many economists believe that real gross domestic product growth will turn positive in the second half of the year, powered by a rebound in homebuilding, autos and inventories. Despite these “green shoots,” however, risks, such as rising unemployment, low consumer confidence and a vulnerable economy, still persist.

As riskier assets rally, Treasury prices sink

Inflation concerns, as well as investors’ willingness to take on riskier assets, such as corporate debt, contributed to a drop in Treasury prices and higher yields during the second quarter. As of June 30, 2009, 30-year bond yields rose to 4.32% from 2.69% six months earlier, the benchmark 10-year Treasury yields ended the period at 3.53% from 2.25% six months earlier, and the two-year note rose to 1.13% from 0.78%.

Stock indexes strengthened by second quarter rally

A strong second-quarter performance helped propel both the S&P 500 Index and NASDAQ Composite Index out of negative territory for the first half of the year. For the six months ended June 30, 2009, the S&P 500 Index was up 3.16% and the NASDAQ Composite Index rose 16.99%. The Dow Jones Industrial Average, however, ended the period in negative territory, returning –3.75%. Outside of the U.S., emerging markets powered a strong second-quarter rally, returning 36.22% over the six months, as measured by the MSCI Emerging Markets Index. Developed markets, as measured by the MSCI EAFE Index, rose 8.42% for the same period.

From a style perspective, mid-caps fared better (9.96%, as measured by the Russell Midcap Index) than their large- and small-cap counterparts during the period (4.32% and 2.64%, as measured by the Russell 1000 and Russell 2000 Indexes, respectively). Investors also appeared to be favoring more stable companies. The Russell 1000 Growth Index returned 11.53% in the period, compared to –2.87% for the Russell 1000 Value Index. Moving down the capitalization spectrum, the Russell Midcap Growth and Russell Midcap Value Indexes returned 16.61% and 3.19%, respectively. In the small-cap segment, the Russell 2000 Growth Index returned 11.36%, while the Russell 2000 Value Index closed at –5.17%.

Consider focusing on “timeless” principles of investing

The past year has challenged many time-honored investing strategies, but, as the “storm” abates, investors should consider a few important principles. First, the economy generally determines markets — rather than the other way around — and history suggests that, in time, the economy will recover. Second, although it’s nearly impossible to time the markets, many investors who bought assets at cheap valuations and held them for the long term have generally been rewarded. Lastly, since we can’t predict the future with any degree of certainty, it is prudent for investors to remain diversified — both to manage risk in an uncertain environment and to seek potential opportunities as we move closer to recovery.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence and trust. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Balanced Portfolio

PORTFOLIO COMMENTARY
AS OF JUNE 30, 2009 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	August 1, 1994
Fiscal Year End	December 31
Net Assets as of 6/30/2009	$36,029,830
Primary Benchmarks	S&P 500 Index, Barclays Capital U.S. Aggregate Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust Balanced Portfolio, which seeks to provide total return while preserving capital,* returned 6.72%** (Class 1 Shares) for the six months ended June 30, 2009. Because the Portfolio invests in both equity and fixed income securities, the Portfolio’s performance is compared to both broad-based equity and fixed income benchmarks. The Portfolio’s equity benchmark, the S&P 500 Index, returned 3.16%, while the Portfolio’s fixed income benchmark, the Barclays Capital U.S. Aggregate Index returned 1.90%. The Portfolio’s customized benchmark returned 3.06%. The customized benchmark is a blend of equity and fixed income benchmarks that correspond to the Portfolio’s model allocation, consisting of 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Index.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	Following six consecutive quarters of price declines, U.S. equity markets recorded some of their largest gains during the second quarter of 2009 as investors embraced the realization that the banking system was not insolvent, economic activity was not in a terminal freefall and that policymakers were committed to halting the economic downturn at almost any cost. In June 2009, the U.S. Treasury released the much-anticipated bank stress test results. The largest 19 financial institutions were deemed to require a total of $74.6 billion in additional common equity capital to be able to withstand an ‘adverse’ economic scenario. These relatively small capital requirements, and news of capital raises from private sources by a handful of banks shortly thereafter, greatly reduced systemic fears and spurred a huge rally in financial stocks.

Within this environment, the Portfolio outperformed its equity and fixed income benchmarks as well as its customized benchmark. The Portfolio’s allocation in developed international and emerging equities substantially outperformed U.S. large-cap equities over the period. The Portfolio utilizes two strategies that choose U.S. large-cap stocks; both of these processes added significant value compared to the S&P 500 Index for the period. Both approaches to stock selection involve relative value methodologies; that is, identifying stocks that we believe are attractively valued compared with other stocks in the same sector or industry.

The Portfolio also outperformed its fixed income benchmark, due to an underweight position in U.S. Treasuries, which trailed all spread sectors year to date and for the second quarter. Also, being overweight to mortgage backed securities, particularly high quality CMOs contributed to performance, as only passthroughs were positive relative to the index. An underweight position in credit was slightly negative for the period but was moderated by our bias toward financial credits, the best-performing corporate sub-sector.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	The Portfolio invested in a combination of equity, fixed income and money market instruments. Over the six months, the Fund increased its allocation in emerging markets and more recently added to U.S. equities. We believe that the global economy, though quite weak, is likely to recover at a very slow pace. Corporate earnings are beginning to improve, which typically is positive for stocks. We believe that the weak labor markets probably will constrain the upside to market returns. As a result, we continued to position the Portfolio in a cautious fashion.

TOP TEN HOLDINGS OF THE PORTFOLIO***

1.	JPMorgan International Opportunities Fund, Institutional Class Shares	5.0%
2.	JPMorgan Small Cap Equity Fund, Select Class Shares	4.7
3.	JPMorgan International Equity Fund, Select Class Shares	4.6
4.	U.S. Treasury Bond, 7.125%, 02/15/23	4.2
5.	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.440%	3.7
6.	U.S. Treasury Note, 4.125%, 08/31/12	3.0
7.	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	2.5
8.	Chevron Corp.	1.9
9.	U.S. Treasury Bond, 6.250%, 08/15/23	1.7
10.	Microsoft Corp.	1.6

PORTFOLIO COMPOSITION BY SECTOR***

Investment Companies	16.7%
Financials	10.3
Information Technology	9.2
Collateralized Mortgage Obligations	9.1
U.S. Treasury Obligations	9.0
Health Care	7.2
Consumer Staples	6.5
Energy	6.2
Industrials	5.5
Consumer Discretionary	5.4
Telecommunication Services	2.9
Utilities	2.9
Materials	2.1
Mortgage Pass-Through Securities	1.8
Others (each less than 1.0%)	1.5
Short-Term Investment	3.7

*	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of June 30, 2009. The Portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2009

	INCEPTION DATE	6 MONTH	1 YEAR	5 YEAR	10 YEAR
BALANCED PORTFOLIO	8/01/94	6.72%	(12.78)%	0.49%	0.70%

TEN YEAR PERFORMANCE (6/30/99 TO 6/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Balanced Portfolio, S&P 500 Index, Barclays Capital U.S. Aggregate Index, Portfolio Benchmark, the Lipper Variable Underlying Funds Balanced Funds Index and the Lipper Variable Underlying Funds Mixed-Asset Target Allocation Growth Funds Index from June 30, 1999 to June 30, 2009. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the S&P 500 Index, Barclays Capital U.S. Aggregate Index and the Portfolio Benchmark does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Balanced Funds Index and the Lipper Variable Underlying Funds Mixed-Asset Target Allocation Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Portfolio Benchmark is a composite benchmark of unmanaged indices that is similar to the Portfolio’s allocation and consists of the S&P 500 Index (60%) and Barclays Capital U.S. Aggregate Index (40%). The Lipper Variable Underlying Funds Balanced Funds Index and the Lipper Variable Underlying Funds Mixed-Asset Target Allocation Growth Funds Index are indices based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Lipper has independently redesignated the Portfolio’s peer group, and as a result, its Lipper benchmark has changed from Lipper Variable Underlying Funds Balanced Funds Index to Lipper Variable Underlying Funds Mixed-Asset Target Allocation Growth Funds Index. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Balanced Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 95.1%
	Common Stocks — 49.9%
	Aerospace & Defense — 1.2%
675	Boeing Co.	28,688
1,150	Goodrich Corp.	57,466
550	Honeywell International, Inc.	17,270
100	L-3 Communications Holdings, Inc.	6,938
1,350	Northrop Grumman Corp.	61,668
4,721	United Technologies Corp.	245,302
		417,332
	Air Freight & Logistics — 0.0% (g)
150	C.H. Robinson Worldwide, Inc.	7,823
	Auto Components — 0.4%
6,861	Johnson Controls, Inc.	149,021
	Beverages — 0.9%
6,258	Coca-Cola Co. (The)	300,321
350	PepsiCo, Inc.	19,236
		319,557
	Biotechnology — 0.9%
250	Alexion Pharmaceuticals, Inc. (a)	10,280
150	Amgen, Inc. (a)	7,941
3,029	Celgene Corp. (a)	144,907
3,642	Gilead Sciences, Inc. (a)	170,592
		333,720
	Capital Markets — 2.4%
1,825	Bank of New York Mellon Corp. (The)	53,491
2,500	Goldman Sachs Group, Inc. (The)	368,599
8,086	Morgan Stanley	230,531
4,483	State Street Corp.	211,598
850	TD AMERITRADE Holding Corp. (a)	14,909
		879,128
	Chemicals — 1.3%
2,770	Air Products & Chemicals, Inc.	178,915
10,280	Dow Chemical Co. (The)	165,919
4,615	E.l. du Pont de Nemours & Co.	118,236
450	PPG Industries, Inc.	19,755
		482,825
	Commercial Banks — 1.4%
2,765	BB&T Corp.	60,775
125	Comerica, Inc.	2,644
5,380	KeyCorp	28,191
100	M&T Bank Corp.	5,093
2,375	Marshall & Ilsley Corp.	11,400
4,850	Regions Financial Corp.	19,594
525	SunTrust Banks, Inc.	8,636
1,880	TCF Financial Corp.	25,136
3,501	U.S. Bancorp	62,738
11,369	Wells Fargo & Co.	275,811
600	Zions Bancorp	6,936
		506,954
	Communications Equipment — 1.3%
7,450	Cisco Systems, Inc. (a)	138,868
13,079	Corning, Inc.	210,049
2,950	Juniper Networks, Inc. (a)	69,620
900	QUALCOMM, Inc.	40,680
		459,217
	Computers & Peripherals — 2.3%
2,138	Apple, Inc. (a)	304,515
8,794	Hewlett-Packard Co.	339,888
1,250	International Business Machines Corp.	130,525
1,100	NetApp, Inc. (a)	21,692
1,600	SanDisk Corp. (a)	23,504
600	Western Digital Corp. (a)	15,900
		836,024
	Construction & Engineering — 0.0% (g)
100	Fluor Corp.	5,129
50	Jacobs Engineering Group, Inc. (a)	2,105
		7,234
	Consumer Finance — 0.2%
1,100	American Express Co.	25,564
1,400	Capital One Financial Corp.	30,632
1,600	Discover Financial Services	16,432
		72,628
	Diversified Consumer Services — 0.1%
50	Apollo Group, Inc., Class A (a)	3,556
460	ITT Educational Services, Inc. (a)	46,304
		49,860
	Diversified Financial Services — 1.0%
24,279	Bank of America Corp.	320,483
1,000	CIT Group, Inc.	2,150
10,300	Citigroup, Inc.	30,591
		353,224
	Diversified Telecommunication Services — 1.6%
5,375	AT&T, Inc.	133,515
175	CenturyTel, Inc.	5,373
50	Embarq Corp.	2,103
14,478	Verizon Communications, Inc.	444,908
		585,899

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Electric Utilities — 1.4%
575	American Electric Power Co., Inc.	16,612
2,496	Edison International	78,524
680	Entergy Corp.	52,714
1,390	Exelon Corp.	71,182
450	FPL Group, Inc.	25,587
6,710	NV Energy, Inc.	72,401
250	Pinnacle West Capital Corp.	7,538
2,840	Portland General Electric Co.	55,323
4,000	Southern Co.	124,639
		504,520
	Electrical Equipment — 0.2%
250	Cooper Industries Ltd., Class A	7,763
2,170	Emerson Electric Co.	70,308
		78,071
	Electronic Equipment, Instruments & Components — 0.1%
1,050	Tyco Electronics Ltd., (Switzerland)	19,520
	Energy Equipment & Services — 0.6%
50	Baker Hughes, Inc.	1,822
4,740	Halliburton Co.	98,118
450	National Oilwell Varco, Inc. (a)	14,697
1,945	Noble Corp.	58,836
963	Schlumberger Ltd.	52,108
		225,581
	Food & Staples Retailing — 2.1%
6,172	CVS/Caremark Corp.	196,702
7,846	Safeway, Inc.	159,823
875	SUPERVALU, Inc.	11,331
4,716	SYSCO Corp.	106,016
5,926	Wal-Mart Stores, Inc.	287,055
		760,927
	Food Products — 1.1%
150	Archer-Daniels-Midland Co.	4,016
3,555	ConAgra Foods, Inc.	67,758
3,730	General Mills, Inc.	208,954
300	Kellogg Co.	13,971
2,725	Kraft Foods, Inc., Class A	69,052
3,175	Sara Lee Corp.	30,988
		394,739
	Health Care Equipment & Supplies — 1.4%
3,780	Baxter International, Inc.	200,189
50	Boston Scientific Corp. (a)	507
4,930	Covidien plc, (Ireland)	184,579
1,400	Medtronic, Inc.	48,846
1,975	Zimmer Holdings, Inc. (a)	84,135
		518,256
	Health Care Providers & Services — 1.0%
3,011	Aetna, Inc.	75,426
1,530	Cardinal Health, Inc.	46,742
800	CIGNA Corp.	19,272
525	Express Scripts, Inc. (a)	36,094
1,944	McKesson Corp.	85,536
2,089	WellPoint, Inc. (a)	106,308
		369,378
	Hotels, Restaurants & Leisure — 0.7%
1,690	Darden Restaurants, Inc.	55,736
4,482	International Game Technology	71,263
950	McDonald’s Corp.	54,616
1,720	Royal Caribbean Cruises Ltd.	23,289
2,120	Starwood Hotels & Resorts Worldwide, Inc.	47,064
		251,968
	Household Durables — 0.2%
575	D.R. Horton, Inc.	5,382
2,230	KB Home	30,506
2,575	Lennar Corp., Class A	24,952
		60,840
	Household Products — 1.2%
8,761	Procter & Gamble Co.	447,687
	Industrial Conglomerates — 0.3%
8,050	General Electric Co.	94,346
250	Textron, Inc.	2,415
		96,761
	Insurance — 1.1%
1,480	ACE Ltd., (Switzerland)	65,460
650	Aflac, Inc. (m)	20,209
175	Allstate Corp. (The)	4,270
250	AON Corp.	9,468
2,160	Axis Capital Holdings Ltd., (Bermuda)	56,549
570	Lincoln National Corp.	9,810
150	MetLife, Inc.	4,502
50	PartnerRe Ltd., (Bermuda)	3,248
1,730	Principal Financial Group, Inc.	32,593
2,725	Prudential Financial, Inc.	101,424

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Balanced Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Insurance — Continued
1,462	RenaissanceRe Holdings Ltd., (Bermuda)	68,040
725	Travelers Cos., Inc. (The)	29,754
600	XL Capital Ltd., (Bermuda), Class A	6,876
		412,203
	Internet & Catalog Retail — 0.2%
625	Amazon.com, Inc. (a)	52,288
900	Expedia, Inc. (a)	13,599
		65,887
	Internet Software & Services — 0.9%
792	Google, Inc., Class A (a)	333,899
525	Yahoo!, Inc. (a)	8,222
		342,121
	IT Services — 0.9%
250	Affiliated Computer Services, Inc., Class A (a)	11,105
875	Automatic Data Processing, Inc.	31,010
2,502	Infosys Technologies Ltd., (India), ADR	92,024
200	MasterCard, Inc., Class A	33,462
6,200	Paychex, Inc.	156,240
500	Western Union Co. (The)	8,200
		332,041
	Machinery — 1.8%
3,189	Caterpillar, Inc.	105,365
3,370	Deere & Co.	134,632
1,425	Eaton Corp.	63,569
1,760	Ingersoll-Rand Co., Ltd., (Ireland), Class A	36,784
7,280	PACCAR, Inc.	236,673
1,665	Parker Hannifin Corp.	71,528
		648,551
	Media — 1.1%
300	DISH Network Corp., Class A (a)	4,863
175	News Corp., Class A	1,594
1,337	Time Warner Cable, Inc.	42,343
6,773	Time Warner, Inc.	170,612
7,940	Walt Disney Co. (The)	185,240
		404,652
	Metals & Mining — 0.4%
400	Cliffs Natural Resources, Inc.	9,788
2,810	Freeport-McMoRan Copper & Gold, Inc.	140,809
50	Newmont Mining Corp.	2,044
		152,641
	Multiline Retail — 0.2%
600	Family Dollar Stores, Inc.	16,980
250	Kohl’s Corp. (a)	10,688
775	Target Corp.	30,589
		58,257
	Multi-Utilities — 0.8%
2,900	CMS Energy Corp.	35,032
4,320	PG&E Corp.	166,061
1,650	Public Service Enterprise Group, Inc.	53,840
475	SCANA Corp.	15,423
		270,356
	Oil, Gas & Consumable Fuels — 5.6%
1,560	Anadarko Petroleum Corp.	70,808
2,700	Apache Corp.	194,805
10,164	Chevron Corp.	673,364
4,820	ConocoPhillips	202,729
475	Devon Energy Corp.	25,888
1,770	EOG Resources, Inc.	120,218
5,500	Exxon Mobil Corp.	384,505
4,140	Occidental Petroleum Corp.	272,453
1,000	Southwestern Energy Co. (a)	38,850
150	Valero Energy Corp.	2,534
		1,986,154
	Pharmaceuticals — 3.7%
7,318	Abbott Laboratories	344,238
6,885	Bristol-Myers Squibb Co.	139,834
1,450	Johnson & Johnson	82,360
7,766	Merck & Co., Inc.	217,137
16,890	Pfizer, Inc.	253,349
8,838	Schering-Plough Corp.	222,011
750	Teva Pharmaceutical Industries Ltd., (Israel), ADR	37,005
550	Wyeth	24,965
		1,320,899
	Real Estate Investment Trusts (REITs) — 0.5%
1,181	Alexandria Real Estate Equities, Inc.	42,268
350	Digital Realty Trust, Inc.	12,548
1,565	Health Care REIT, Inc.	53,367
250	ProLogis	2,015
850	Public Storage	55,657
150	Realty Income Corp.	3,288
525	Senior Housing Properties Trust	8,568
450	Ventas, Inc.	13,437
		191,148

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Road & Rail — 1.1%
50	Burlington Northern Santa Fe Corp.	3,677
4,455	CSX Corp.	154,277
1,050	Norfolk Southern Corp.	39,554
3,580	Union Pacific Corp.	186,374
		383,882
	Semiconductors & Semiconductor Equipment — 1.4%
3,350	Applied Materials, Inc.	36,750
11,050	Atmel Corp. (a)	41,217
650	Intel Corp.	10,758
1,350	Intersil Corp., Class A	16,970
1,000	Lam Research Corp. (a)	26,000
30,120	LSI Corp. (a)	137,347
11,375	National Semiconductor Corp.	142,755
600	Novellus Systems, Inc. (a)	10,020
4,020	Xilinx, Inc.	82,249
		504,066
	Software — 2.1%
24,261	Microsoft Corp.	576,684
3,350	Oracle Corp.	71,757
1,485	Salesforce.com, Inc. (a)	56,682
1,520	SAP AG, (Germany), ADR	61,089
50	Symantec Corp. (a)	778
		766,990
	Specialty Retail — 0.7%
1,866	Advance Auto Parts, Inc.	77,420
2,050	CarMax, Inc. (a)	30,135
350	Home Depot, Inc.	8,271
950	Lowe’s Cos., Inc.	18,440
5,626	Staples, Inc.	113,476
		247,742
	Textiles, Apparel & Luxury Goods — 0.6%
750	Coach, Inc.	20,160
1,650	Nike, Inc., Class B	85,437
1,384	Polo Ralph Lauren Corp.	74,099
800	V.F. Corp.	44,280
		223,976
	Tobacco — 1.0%
7,170	Altria Group, Inc.	117,516
5,440	Philip Morris International, Inc.	237,293
		354,809
	Trading Companies & Distributors — 0.1%
100	Fastenal Co.	3,317
1,200	GATX Corp.	30,864
		34,181
	Wireless Telecommunication Services — 0.4%
175	American Tower Corp., Class A (a)	5,518
425	Crown Castle International Corp. (a)	10,209
24,655	Sprint Nextel Corp. (a)	118,590
		134,317
	Total Common Stocks (Cost $18,819,206)	18,023,567

PRINCIPAL AMOUNT($)
	Asset-Backed Securities — 0.9%
25,000	Capital One Multi-Asset Execution Trust, Series 2003- B5, Class B5, 4.790%, 08/15/13	25,323
40,389	CS First Boston Mortgage Securities Corp., Series 2002- HE4, Class AF, 5.510%, 08/25/32 (i)	27,925
260,000	Ford Credit Auto Owner Trust, Series 2006-B, Class A4, 5.250%, 09/15/11	267,060
	Total Asset-Backed Securities (Cost $324,735)	320,308
	Collateralized Mortgage Obligations — 9.0%
	Agency CMO — 8.0%
	Federal Home Loan Mortgage Corp. — Government National Mortgage Association,
109,000	Series 13, Class LL, 6.850%, 06/25/23	116,772
196,178	Series 31, Class Z, 8.000%, 04/25/24	211,076
	Federal Home Loan Mortgage Corp. REMICS,
14,911	Series 85, Class C, 8.600%, 01/15/21	16,196
73,219	Series 168, Class G, 6.500%, 07/15/21	73,279
7,267	Series 189, Class D, 6.500%, 10/15/21	7,721
14,720	Series 1047, Class H, 6.000%, 02/15/21	14,718
8,313	Series 1062, Class H, 6.500%, 04/15/21	8,784
7,475	Series 1116, Class I, 5.500%, 08/15/21	7,899
18,037	Series 1120, Class L, 8.000%, 07/15/21	19,412
238	Series 1240, Class M, 6.500%, 02/15/22	238
22,132	Series 1254, Class N, 8.000%, 04/15/22	22,123
164,007	Series 1617, Class PM, 6.500%, 11/15/23	175,968
17,354	Series 1668, Class D, 6.500%, 02/15/14	18,239
74,915	Series 1710, Class GH, 8.000%, 04/15/24	80,824
114,512	Series 1714, Class K, 7.000%, 04/15/24	122,669
16,968	Series 1753, Class D, 8.500%, 09/15/24	18,531
52	Series 1819, Class E, 6.000%, 02/15/11	52

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   7

JPMorgan Insurance Trust Balanced Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
115,760	Series 1843, Class Z, 7.000%, 04/15/26	124,386
62,110	Series 2178, Class PB, 7.000%, 08/15/29	66,871
261,861	Series 2636, Class Z, 4.500%, 06/15/18	273,840
326,103	Series 2651, Class VZ, 4.500%, 07/15/18	340,982
141,330	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities, Series T-54, Class 2A, 6.500%, 02/25/43	147,668
	Federal National Mortgage Association REMICS,
42,796	Series 1988-4, Class Z, 9.250%, 03/25/18	47,444
7,593	Series 1989-21, Class G, 10.450%, 04/25/19	8,494
40,643	Series 1989-37, Class G, 8.000%, 07/25/19	45,327
8,678	Series 1989-86, Class E, 8.750%, 11/25/19	9,668
11,351	Series 1990-30, Class E, 6.500%, 03/25/20	12,116
18,120	Series 1990-105, Class J, 6.500%, 09/25/20	19,694
9,498	Series 1991-129, Class G, 8.750%, 09/25/21	10,592
37,146	Series 1993-119, Class H, 6.500%, 07/25/23	39,555
8,531	Series 1993-140, Class J, 6.650%, 06/25/13	8,542
96,219	Series 1993-225, Class UB, 6.500%, 12/25/23	98,828
164,000	Series 1994-81, Class LL, 7.500%, 02/25/24	179,562
3,820	Series 1997-49, Class B, 10.000%, 06/17/27	4,152
96,245	Series 1998-37, Class VZ, 6.000%, 06/17/28	103,404
63,278	Series 1998-66, Class B, 6.500%, 12/25/28	67,539
300,000	Series 2002-24, Class AJ, 6.000%, 04/25/17	322,753
10,036	Series G-29, Class O, 8.500%, 09/25/21	10,832
7,332	Government National Mortgage Association, Series 1995-4, Class CQ, 8.000%, 06/20/25	8,199
		2,864,949
	Non-Agency CMO — 1.0%
77,111	Cendant Mortgage Corp., Series 2003-8, Class 1A8, 5.250%, 10/25/33	69,951
88,035	Countrywide Alternative Loan Trust, Series 2004-16CB, Class 2A2, 5.000%, 08/25/19	78,785
21,994	First Horizon Asset Securities, Inc., Series 2004-AR7, Class 2A1, VAR, 4.921%, 02/25/35	19,352
16,271	MASTR Asset Securitization Trust, Series 2003-4, Class 2A2, 5.000%, 05/25/18	16,283
84,611	Residential Accredit Loans, Inc., Series 2004-QS8, Class A12, 5.000%, 06/25/34	70,331
	Wells Fargo Mortgage Backed Securities Trust,
74,861	Series 2004-7, Class 2A2, 5.000%, 07/25/19	73,715
39,521	Series 2004-EE, Class 3A1, VAR, 4.490%, 12/25/34	36,513
		364,930
	Total Collateralized Mortgage Obligations (Cost $3,116,673)	3,229,879
	Commercial Mortgage-Backed Securities— 0.6%
180,000	Banc of America Commercial Mortgage, Inc., Series 2005-6, Class ASB, VAR, 5.351%, 09/10/47	172,931
30,000	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3, VAR, 6.096%, 08/15/39	28,069
	Total Commercial Mortgage-Backed Securities (Cost $210,497)	201,000
	Corporate Bonds — 7.4%
	Airlines — 0.2%
70,000	Continental Airlines, Inc., 7.056%, 09/15/09	69,300
	Automobiles — 0.2%
70,000	Daimler Finance North America LLC, 7.200%, 09/01/09	70,314
	Capital Markets — 1.3%
75,000	Bear Stearns Cos., LLC (The), 5.700%, 11/15/14 (y)	76,415
120,000	Credit Suisse USA, Inc., 6.500%, 01/15/12	129,494
100,000	Goldman Sachs Group, Inc. (The), 4.750%, 07/15/13	100,133
100,000	Lehman Brothers Holdings, Inc., 6.625%, 01/18/12 (d)	14,750
100,000	Morgan Stanley, 5.750%, 10/18/16	95,870
		416,662
	Chemicals — 0.3%
120,000	Dow Capital BV, (Netherlands), 8.500%, 06/08/10	121,652
	Commercial Banks — 1.2%
100,000	Branch Banking & Trust Co., 4.875%, 01/15/13	96,530
110,000	National City Corp., 4.900%, 01/15/15	104,314
25,000	UnionBanCal Corp., 5.250%, 12/16/13	23,088
200,000	Wachovia Corp., 6.605%, 10/01/25	182,580
		406,512
	Commercial Services & Supplies — 0.1%
50,000	Pitney Bowes, Inc., 3.875%, 06/15/13	50,619
	Consumer Finance — 0.3%
60,000	American General Finance Corp., 4.000%, 03/15/11	39,759
50,000	HSBC Finance Corp., 8.000%, 07/15/10	51,909
		91,668
	Diversified Financial Services — 0.7%
100,000	Bank of America Corp., 7.125%, 10/15/11	101,374
190,000	Citigroup, Inc., 5.000%, 09/15/14	159,281
		260,655

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Diversified Telecommunication Services — 0.8%
300,000	Nynex Capital Funding Co., SUB, 8.230%, 10/15/09	305,165
	Electric Utilities — 0.6%
40,000	CenterPoint Energy Houston Electric LLC, 5.750%, 01/15/14	40,944
75,000	Duke Energy Carolinas LLC, 6.250%, 01/15/12	80,653
100,000	Exelon Corp., 6.750%, 05/01/11	104,377
		225,974
	Food & Staples Retailing — 0.1%
50,000	Kroger Co. (The), 8.050%, 02/01/10	51,391
	Insurance — 0.1%
50,000	ACE INA Holdings, Inc., 5.875%, 06/15/14	51,634
	Media — 0.9%
50,000	Comcast Cable Communications Holdings, Inc., 8.375%, 03/15/13	57,000
50,000	Cox Communications, Inc., 7.750%, 11/01/10	52,050
100,000	Historic TW, Inc., 9.125%, 01/15/13	110,100
100,000	News America, Inc., 6.750%, 01/09/38	101,768
		320,918
	Multi-Utilities — 0.1%
40,000	Dominion Resources, Inc., 6.250%, 06/30/12	42,947
	Real Estate Investment Trusts (REITs) — 0.0% (g)
20,000	HRPT Properties Trust, 6.650%, 01/15/18	16,093
	Road & Rail — 0.5%
150,000	Norfolk Southern Corp., 7.050%, 05/01/37	165,440
	Total Corporate Bonds
	(Cost $2,800,964)	2,666,944
	Mortgage Pass-Through Securities — 1.8%
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
8,508	6.000%, 03/01/13	9,024
15,593	6.500%, 03/01/13 – 06/01/13	16,439
11,181	7.000%, 06/01/13	11,829
689	8.000%, 10/01/10	709
152,612	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family, 6.500%, 11/01/22 – 03/01/26	164,460
11,964	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family, 8.000%, 09/01/26	13,250
33,313	Federal Home Loan Mortgage Corp. Gold Pools, Other, 7.000%, 12/01/14 – 03/01/16	35,436
6,627	Federal Home Loan Mortgage Corp., 30 Year, Single Family, 8.000%, 04/01/17	7,150
	Federal National Mortgage Association, 15 Year, Single Family,
30,051	6.000%, 08/01/13 – 12/01/13	31,965
27,437	6.500%, 04/01/13	29,114
21,546	7.000%, 06/01/13	22,707
113	7.500%, 08/01/09	114
	Federal National Mortgage Association, 30 Year, Single Family,
53,945	8.000%, 05/01/17	58,335
21,822	8.500%, 11/01/18	23,750
7,705	9.000%, 12/01/17	8,407
5,085	Government National Mortgage Association II, 15 Year, Single Family, 8.000%, 12/20/10	5,262
	Government National Mortgage Association II, 30 Year, Single Family,
6,434	7.500%, 01/20/27	7,030
15,971	8.000%, 06/20/26 – 05/20/27	17,830
	Government National Mortgage Association, 15 Year, Single Family,
29,357	6.500%, 09/15/13	31,376
950	7.000%, 02/15/11	1,003
13,801	8.500%, 10/15/11	14,855
	Government National Mortgage Association, 30 Year, Single Family,
19,621	7.000%, 04/15/28 – 06/15/28	21,399
2,017	7.500%, 05/15/26	2,211
57,254	8.000%, 11/15/16 – 09/15/27	63,064
32,206	8.500%, 12/15/22	35,047
	Total Mortgage Pass-Through Securities
	(Cost $593,738)	631,766
	U.S. Treasury Obligations — 8.9%
	U.S. Treasury Bonds,
500,000	6.250%, 08/15/23	609,063
1,150,000	7.125%, 02/15/23	1,502,727
30,000	U.S. Treasury Inflation Indexed Notes, 2.000%, 01/15/16	32,715
1,000,000	U.S. Treasury Note, 4.125%, 08/31/12	1,074,062
	Total U.S. Treasury Obligations (Cost $3,094,083)	3,218,567
	Investment Companies — 16.6%
53,860	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares (b)	877,926
153,702	JPMorgan International Equity Fund, Select Class Shares (b)	1,640,004
165,775	JPMorgan International Opportunities Fund, Institutional Class Shares (b)	1,770,472

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   9

JPMorgan Insurance Trust Balanced Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Investment Companies — Continued
65,488	JPMorgan Small Cap Equity Fund, Select Class Shares (b)	1,675,180
	Total Investment Companies
	(Cost $7,963,310)	5,963,582
	Total Long-Term Investments
	(Cost $36,923,206)	34,255,613
Short-Term Investment — 3.7%
	Investment Company — 3.7%
1,323,930	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.440% (b) (l) (m) (Cost $1,323,930)	1,323,930
	Total Investments — 98.8% (Cost $38,247,136)	35,579,543
	Other Assets in Excess of Liabilities — 1.2%	450,287
	NET ASSETS — 100.0%	$36,029,830

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR —	American Depositary Receipt

CMO —	Collateralized Mortgage Obligation

REMICS —	Real Estate Mortgage Investment Conduits

SUB —	Step-Up Bond. The interest rate shown is the rate in effect as of June 30, 2009.

VAR —	Variable Rate Security. The interest rate shown is the rate in effect as of June 30, 2009.

(a) —	Non-income producing security.

(b) —	Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(d) —	Defaulted Security.

(g) —	Amount rounds to less than 0.1%.

(i) —	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(l) —	The rate shown is the current yield as of June 30, 2009.

(m) —	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(y) —	Affiliated issuer. Security was purchased prior to its affiliation with JPMorgan Chase & Co.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2009  (Unaudited)

Balanced Portfolio
ASSETS:
Investments in non-affiliates, at value	$28,215,616
Investments in affiliates, at value	7,363,927
Total investment securities, at value	35,579,543
Cash	301
Receivables:
Investment securities sold	908,430
Interest and dividends	164,276
Total Assets	36,652,550

LIABILITIES:
Payables:
Investment securities purchased	534,176
Portfolio shares redeemed	15,266
Accrued liabilities:
Investment advisory fees	775
Administration fees	2,064
Custodian and accounting fees	53,141
Trustees’ and Chief Compliance Officer’s fees	98
Other	17,200
Total Liabilities	622,720
Net Assets	$36,029,830

NET ASSETS:
Paid in capital	$49,198,579
Accumulated undistributed (distributions in excess of) net investment income	406,265
Accumulated net realized gains (losses)	(10,907,421)
Net unrealized appreciation (depreciation)	(2,667,593)
Total Net Assets	$36,029,830

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value)	3,421,293
Net asset value, offering and redemption price per share	$10.53

Cost of investments in non-affiliates	$28,882,203
Cost of investments in affiliates	9,364,933

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   11

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2009 (Unaudited)

Balanced Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$262,303
Dividend income from non-affiliates	239,677
Interest income from affiliates	2,129
Dividend income from affiliates(a)	39,979
Income from securities lending (net)	4,126
Total investment income	548,214

EXPENSES:
Investment advisory fees	95,238
Administration fees	18,971
Custodian and accounting fees	51,872
Professional fees	23,059
Trustees’ and Chief Compliance Officer’s fees	186
Printing and mailing costs	20,743
Transfer agent fees	4,717
Other	4,196
Total expenses	218,982
Less amounts waived	(83,914)
Less earnings credits	(2)
Net expenses	135,066
Net investment income (loss)	413,148

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(3,820,783)
Investments in affiliates	(2,198,571)
Net realized gain (loss)	(6,019,354)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	4,864,747
Investments in affiliates	2,762,100
Change in net unrealized appreciation (depreciation)	7,626,847
Net realized/unrealized gains (losses)	1,607,493
Change in net assets resulting from operations	$2,020,641

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Balanced Portfolio
	Six Months Ended 6/30/2009 (Unaudited)	Year Ended 12/31/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$413,148	$1,379,465
Net realized gain (loss)	(6,019,354)	(4,635,502)
Distributions of realized gains by investment company affiliates	—	694,883
Change in net unrealized appreciation (depreciation)	7,626,847	(12,385,447)
Change in net assets resulting from operations	2,020,641	(14,946,601)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,418,487)	(2,184,442)
From net realized gains	—	(8,949,627)
Total distributions to shareholders	(1,418,487)	(11,134,069)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	1,317,715	1,579,715
Dividends and distributions reinvested	1,418,487	11,134,118
Cost of shares redeemed	(5,646,361)	(21,005,189)
Total change in net assets from capital transactions	$(2,910,159)	$(8,291,356)

NET ASSETS:
Change in net assets	(2,308,005)	(34,372,026)
Beginning of period	38,337,835	72,709,861
End of period	$36,029,830	$38,337,835
Accumulated undistributed (distributions in excess of) net investment income	$406,265	$1,411,604

SHARE TRANSACTIONS:
Issued	130,641	123,967
Reinvested	143,717	867,819
Redeemed	(578,905)	(1,672,599)
Change in Shares	(304,547)	(680,813)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   13

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class 1

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Balanced Portfolio
Six Months Ended June 30, 2009 (Unaudited)	$10.29	$0.16	$0.50		$0.66	$(0.42)	$—	$(0.42)
Year Ended December 31, 2008	16.50	0.41	(3.88	)(f)	(3.47)	(0.54)	(2.20)	(2.74)
Year Ended December 31, 2007	16.16	0.52	0.43		0.95	(0.51)	(0.10)	(0.61)
Year Ended December 31, 2006	14.95	0.50	1.13		1.63	(0.42)	—	(0.42)
Year Ended December 31, 2005	14.98	0.40	(0.04)		0.36	(0.39)	—	(0.39)
Year Ended December 31, 2004	14.49	0.36	0.45		0.81	(0.32)	—	(0.32)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Represents only expenses of the Portfolio, not of the underlying funds in which the Portfolio invests.

(f)	Includes a gain resulting from a litigation payment on a security owned in a prior year. Without this gain, the total return would have been –24.45%, and the net realized and unrealized gains (losses) on investments per share would have been $(3.90).

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)		Net assets end of period (000’s)	Net expenses (d)(e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)

$10.53	6.72%		$36,030	0.78%	2.39%	1.26%	40%
10.29	(24.31	)(f)	38,338	0.78	2.47	0.94	63
16.50	6.00		72,710	0.78	2.44	0.92	69
16.16	11.12		98,292	0.78	2.51	0.91	45
14.95	2.50		131,427	0.87	2.27	0.92	41
14.98	5.73		166,027	0.88	2.29	0.89	52

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   15

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Balanced Portfolio	Class 1	Diversified

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in JPMorgan Funds (the “Underlying Funds”) are valued at the current day’s closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

16   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

The following is a summary of the inputs used as of June 30, 2009 in valuing the Portfolio’s assets and liabilities carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted prices	$25,249,990	$—
Level 2 — Other significant observable inputs	10,329,553	—
Level 3 — Significant unobservable inputs	—	—
Total	$35,579,543	$—

*	Other financial instruments may include futures, forwards and swap contracts.

The following table represents each valuation input by industry as presented on the Schedule of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Aerospace & Defense	$417,332	$—	$—	$417,332
Air Freight & Logistics	7,823	—	—	7,823
Auto Components	149,021	—	—	149,021
Beverages	319,557	—	—	319,557
Biotechnology	333,720	—	—	333,720
Capital Markets	879,128	—	—	879,128
Chemicals	482,825	—	—	482,825
Commercial Banks	506,954	—	—	506,954
Communications Equipment	459,217	—	—	459,217
Computers & Peripherals	836,024	—	—	836,024
Construction & Engineering	7,234	—	—	7,234
Consumer Finance	72,628	—	—	72,628
Diversified Consumer Services	49,860	—	—	49,860
Diversified Financial Services	353,224	—	—	353,224
Diversified Telecommunication Services	585,899	—	—	585,899
Electric Utilities	504,520	—	—	504,520
Electrical Equipment	78,071	—	—	78,071
Electronic Equipment, Instruments & Components	19,520	—	—	19,520
Energy Equipment & Services	225,581	—	—	225,581
Food & Staples Retailing	760,927	—	—	760,927
Food Products	394,739	—	—	394,739
Health Care Equipment & Supplies	518,256	—	—	518,256
Health Care Providers & Services	369,378	—	—	369,378
Hotels, Restaurants & Leisure	251,968	—	—	251,968
Household Durables	60,840	—	—	60,840
Household Products	447,687	—	—	447,687
Industrial Conglomerates	96,761	—	—	96,761
Insurance	412,203	—	—	412,203
Internet & Catalog Retail	65,887	—	—	65,887
Internet Software & Services	342,121	—	—	342,121
IT Services	332,041	—	—	332,041
Machinery	648,551	—	—	648,551
Media	404,652	—	—	404,652
Metals & Mining	152,641	—	—	152,641
Multiline Retail	58,257	—	—	58,257
Multi-Utilities	270,356	—	—	270,356
Oil, Gas & Consumable Fuels	1,986,154	—	—	1,986,154
Pharmaceuticals	1,320,899	—	—	1,320,899
Real Estate Investment Trusts (REITs)	191,148	—	—	191,148

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   17

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Road & Rail	$383,882	$—	$—	$383,882
Semiconductors & Semiconductor Equipment	504,066	—	—	504,066
Software	705,901	61,089	—	766,990
Specialty Retail	247,742	—	—	247,742
Textiles, Apparel & Luxury Goods	223,976	—	—	223,976
Tobacco	354,809	—	—	354,809
Trading Companies & Distributors	34,181	—	—	34,181
Wireless Telecommunication Services	134,317	—	—	134,317
Total Common Stocks	17,962,478	61,089	—	18,023,567
Debt Securities
Asset-Backed Securities	—	320,308	—	320,308
Collateralized Mortgage Obligations
Agency CMO	—	2,864,949	—	2,864,949
Non-Agency CMO	—	364,930	—	364,930
Commercial Mortgage-Backed Securities	—	201,000	—	201,000
Corporate Bonds
Airlines	—	69,300	—	69,300
Automobiles	—	70,314	—	70,314
Capital Markets	—	416,662	—	416,662
Chemicals	—	121,652	—	121,652
Commercial Banks	—	406,512	—	406,512
Commercial Services & Supplies	—	50,619	—	50,619
Consumer Finance	—	91,668	—	91,668
Diversified Financial Services	—	260,655	—	260,655
Diversified Telecommunication Services	—	305,165	—	305,165
Electric Utilities	—	225,974	—	225,974
Food & Staples Retailing	—	51,391	—	51,391
Insurance	—	51,634	—	51,634
Media	—	320,918	—	320,918
Multi-Utilities	—	42,947	—	42,947
Real Estate Investment Trusts (REITs)	—	16,093	—	16,093
Road & Rail	—	165,440	—	165,440
Total Corporate Bonds	—	2,666,944	—	2,666,944
Mortgage Pass-Through Securities	—	631,766	—	631,766
U.S. Treasury Obligations	—	3,218,567	—	3,218,567
Investment Companies	5,963,582	—	—	5,963,582
Short-Term Investments
Investment Companies	1,323,930	—	—	1,323,930
Total	$25,249,990	$10,329,553	$—	$35,579,543

B.  Restricted and Illiquid Securities — The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The value and percentage of net assets of illiquid securities as of June 30, 2009, was $27,925 and 0.08%, respectively.

18   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

C.  Transactions with Affiliates — The Portfolio invests in Underlying Funds advised by J.P. Morgan Investment Management, Inc., JPMorgan Investment Advisors Inc. or their affiliates pursuant to Rule 12d 1-2 under the 1940 Act and an exemptive order received by the Trust. An issuer which is under common control with the Portfolio may be considered to be an affiliate. For the purposes of the report, the Portfolio assumes the following to be affiliated issuers:

	For the six months ended June 30, 2009
Affiliate	Value at December 31, 2008	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend/ Interest Income*	Shares/ Principal Amount ($) at June 30, 2009	Value at June 30, 2009
Bear Stearns Cos., LLC (The), 5.700%, 11/15/14**	$73,223	$—	$—	$—	$2,129	$75,000	$76,415
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	569,097	171,920	100,100	(63,523)	—	53,860	877,926
JPMorgan International Equity Fund, Select Class Shares	1,730,522	247,859	468,160	(1,424,838)	31,752	153,702	1,640,004
JPMorgan International Opportunities Fund, Institutional Class Shares	2,099,050	—	395,959	(418,725)		165,775	1,770,472
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	1,700,841	10,190,670	10,567,581	—	6,747	1,323,930	1,323,930
JPMorgan Small Cap Equity Fund, Select Class Shares	1,953,631	—	507,280	(291,485)	—	65,488	1,675,180
JPMorgan Prime Money Market Fund, Select Class Shares***	116,561	3,744,823	3,861,384	—	—	—	—
Total	$8,242,925			$(2,198,571)	$40,628		$7,363,927

*	Does not include reimbursement of advisory, administration and shareholder servicing fees resulting from investments in money market funds as disclosed in notes 2.D. and 3.A.
**	Security was purchased prior to its affiliation with JPMorgan Chase & Co.
***	Represents investment of cash collateral related to securities on loan, as described in note 2.D. Dividend income earned from this investment is included in Income from securities lending (net) in the Statement of Operations.

D.  Securities Lending — The Portfolio may lend securities to brokers approved by J.P. Morgan Investment Advisors Inc. (“the Advisor”) in order to generate additional income. JPMorgan Chase Bank N.A. (“JPMCB”), an affiliate of the Portfolio, serves as lending agent for the Portfolio. Securities loans are collateralized by cash, which is invested in approved instruments (“collateral investments”), in accordance with investment guidelines. Upon termination of the loan, the Portfolio is required to return to the borrower the posted cash collateral. Loans are subject to termination by the Portfolio or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments, net of a rebate paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statement of Operations. The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as interest income on the Statement of Operations. For the period ended June 30, 2009, the Portfolio earned $1,029 from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities, plus accrued interest, and 105% of the value of loaned non-U.S. securities, plus accrued interest. The securities lending agreement with JPMCB requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 100% of the value of loaned securities.

The value of the cash collateral received, if any, is recorded as a liability on the Statement of Assets and Liabilities and details of cash collateral investments, if any, are disclosed in the Schedule of Portfolio Investments.

The Portfolio bears the risk of loss associated with the investment of the cash collateral and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted, when the Advisor does not believe that it is prudent to sell the cash collateral investments to fund this liability.

Securities lending involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, JPMCB has agreed to indemnify the Portfolio from losses resulting from a borrower failure to return a loaned security.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   19

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (Unaudited) (continued)

The Portfolio invests cash collateral amounts received from borrowers in JPMorgan Prime Money Market Fund — Capital Shares. The Advisor of the Portfolio waived fees associated with the Portfolio’s investment in JPMorgan Prime Money Market Fund in the amount of $111. This amount offsets the shareholder servicing fees and other expenses, excluding advisory fees, incurred by JPMorgan Prime Money Market Fund related to the Portfolio’s investment in such fund. A portion of the reimbursement is voluntary.

Under the Securities Lending Agreement, JPMCB is entitled to a fee paid monthly in arrears equal to: (i) 0.03% of the average dollar value of loans of U.S. securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-U.S. securities outstanding during a given month.

The Portfolio paid lending agent fees to JPMCB in the amount of $25 for the six months ended June 30, 2009.

E.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, and distributions of realized gains from the Underlying Funds are recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

Purchases of to be announced (“TBA”), when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Portfolio’s policy to reserve assets with a current value at least equal to the amount of its TBA, when-issued or delayed delivery purchase commitments.

F.  Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

The Portfolio invests in other JPMorgan Funds and, as a result, bears a portion of the expenses incurred by the Underlying Funds. These expenses are not reflected in the expenses shown in the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

G.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H.  Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.55%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor, reimburse to the Portfolio an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the six months ended June 30, 2009 was $1,480.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2009, the annualized effective rate was 0.11% of the Portfolio’s average daily net assets.

20   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E.  Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.78% of the Portfolio’s average daily net assets.

The contractual expense limitation agreement was in effect for the six months ended June 30, 2009. The expense limitation percentage above is in place until at least April 30, 2010.

For the six months ended June 30, 2009, the Portfolio’s service providers waived fees and/or reimbursed expenses for the Portfolio as follows. None of these parties expects the Portfolio to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Total
$82,972	$942	$83,914

The shares of the Underlying Funds in which the Portfolio invests impose a separate advisory and a shareholder servicing fee. The Portfolio’s Advisor and/or Administrator have voluntarily agreed to waive the weighted average pro-rata amount of the advisory and shareholder servicing fees charged by the Underlying Funds.

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2009, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the six months ended June 30, 2009, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2009, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$11,722,656	$16,296,145	$1,670,826	$764,375

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   21

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (Unaudited) (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2009, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$38,247,136	$1,522,553	$4,190,146	$(2,667,593)

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2009, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

The Portfolio is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Portfolio is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Portfolio such as swap and option contracts, credit-linked notes and TBA securities.

The Portfolio is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

8. Subsequent Event

Management has evaluated all subsequent transactions and events after the balance sheet date through August 17, 2009, the date on which these financial statements were issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

22   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, January 1, 2009, and continued to hold your shares at the end of the reporting period, June 30, 2009.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2009	Ending Account Value, June 30, 2009	Expenses Paid During January 1, 2009 to June 30, 2009*	Annualized Expense Ratio
Balanced Portfolio
Actual	$1,000.00	$1,067.20	$4.00	0.78%
Hypothetical	1,000.00	1,020.93	3.91	0.78

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   23

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. June 2009.	SAN-JPMITBP-609

Semi-Annual Report

JPMorgan Insurance Trust

Six months ended June 30, 2009 (Unaudited)

JPMorgan Insurance Trust Core Bond Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	21
Financial Highlights	24
Notes to Financial Statements	26
Schedule of Shareholder Expenses	34

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 15, 2009 (Unaudited)

Dear Shareholder:

As you know, the past year has been among the most dramatic and difficult in modern financial history, with an unprecedented financial crisis sending the U.S. and global economies into a deep and painful recession. As we enter the second half of 2009, we have seen some hints of optimism in both the markets and economy, but we still face a long and bumpy road to recovery.

“As we enter the second half of 2009, we have seen some hints of optimism in both the markets and economy, but we still face a long and bumpy road to recovery.”

The financial storm abates

Three months after the collapse of Lehman Brothers last September, the average daily volatility of the Dow Jones Industrial Average was greater than in any three months over the Dow’s 113-year history. The first few months of 2009 offered investors little respite: in early March, stocks plunged to their lowest level in 14 years.

Recently, however, there have been signs that the storm has abated somewhat: the government and Federal Reserve’s policy actions have loosened credit markets and helped reduce the risk of additional major bank failures. Additionally, declining stock market volatility, lower credit spreads and a rally in financial firm stocks all seem to suggest that the worst of the financial crisis may be behind us.

The economy is also showing signs of buoyancy, including some stabilization in consumer spending and improvements in international trade and housing starts in the second quarter. Many economists believe that real gross domestic product growth will turn positive in the second half of the year, powered by a rebound in homebuilding, autos and inventories. Despite these “green shoots,” however, risks, such as rising unemployment, low consumer confidence and a vulnerable economy, still persist.

As riskier assets rally, Treasury prices sink

Inflation concerns, as well as investors’ willingness to take on riskier assets, such as corporate debt, contributed to a drop in Treasury prices and higher yields during the second quarter. As of June 30, 2009, 30-year bond yields rose to 4.32% from 2.69% six months earlier, the benchmark 10-year Treasury yields ended the period at 3.53% from 2.25% six months earlier, and the two-year note rose to 1.13% from 0.78%.

Stock indexes strengthened by second quarter rally

A strong second-quarter performance helped propel both the S&P 500 Index and NASDAQ Composite Index out of negative territory for the first half of the year. For the six months ended June 30, 2009, the S&P 500 Index was up 3.16% and the NASDAQ Composite Index rose 16.99%. The Dow Jones Industrial Average, however, ended the period in negative territory, returning –3.75%. Outside of the U.S., emerging markets powered a strong second-quarter rally, returning 36.22% over the six months, as measured by the MSCI Emerging Markets Index. Developed markets, as measured by the MSCI EAFE Index, rose 8.42% for the same period.

From a style perspective, mid-caps fared better (9.96%, as measured by the Russell Midcap Index) than their large- and small-cap counterparts during the period (4.32% and 2.64%, as measured by the Russell 1000 and Russell 2000 Indexes, respectively). Investors also appeared to be favoring more stable companies. The Russell 1000 Growth Index returned 11.53% in the period, compared to –2.87% for the Russell 1000 Value Index. Moving down the capitalization spectrum, the Russell Midcap Growth and Russell Midcap Value Indexes returned 16.61% and 3.19%, respectively. In the small-cap segment, the Russell 2000 Growth Index returned 11.36%, while the Russell 2000 Value Index closed at –5.17%.

Consider focusing on “timeless” principles of investing

The past year has challenged many time-honored investing strategies, but, as the “storm” abates, investors should consider a few important principles. First, the economy generally determines markets — rather than the other way around — and history suggests that, in time, the economy will recover. Second, although it’s nearly impossible to time the markets, many investors who bought assets at cheap valuations and held them for the long term have generally been rewarded. Lastly, since we can’t predict the future with any degree of certainty, it is prudent for investors to remain diversified — both to manage risk in an uncertain environment and to seek potential opportunities as we move closer to recovery.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence and trust. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Core Bond Portfolio

PORTFOLIO COMMENTARY
AS OF JUNE 30, 2009 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	May 1, 1997
Fiscal Year End	December 31
Net Assets as of 6/30/2009	$267,908,108
Primary Benchmark	Barclays Capital U.S. Aggregate Index
Average Credit Quality	AAA

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust Core Bond Portfolio, which seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities,* returned 4.66%** (Class 1 Shares) for the six months ended June 30, 2009, compared to the 1.90% return for the Barclays Capital U.S. Aggregate Index (the “Index”) for the same period.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	The Portfolio outperformed its benchmark for the period. The Portfolio’s bias toward spread sectors (non-U.S. Treasury securities) contributed to performance during the quarter. The Portfolio’s underweight in the U.S. Treasury market also contributed to returns as the Treasury sector was the worst-performing segment of the Index. Security selection within the mortgage sector continued to outperform Treasury securities significantly, as ongoing actions from the Federal Reserve (the “Fed”) bolstered pricing in the mortgage market. Non-agency mortgage-backed securities (MBS) continued the rally that began in March as details of the Public-Private Investment Plan (PPIP) were clarified and moved closer to implementation. Continued government intervention in the securitized market pushed spreads tighter as the Fed, U.S. Treasury and the Term Asset-Backed Securities Loan Facility (TALF) worked to remove illiquid assets from banks’ balance sheets. The Portfolio’s underweight in commercial mortgage-backed securities (CMBS) detracted from performance as this sector rebounded strongly during the quarter.

Spreads in the overall credit sector tightened substantially in the period, as they moved from 543 to 306 basis points (bps) in the Index. This was dictated by the level of credit quality as the lowest tier of investment grade, BBB, tightened by 293 bps and the highest tier, AAA, tightened by 124 bps. The middle tiers of the corporate sector tightened as well (AA by 183 bps and A by 223 bps) in the quarter. Movements toward risk in the credit sector detracted from the Portfolio’s performance relative to the Index as the Portfolio has a higher-quality bias than the Index.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	The Portfolio continued to focus on exploiting inefficiencies in the marketplace in maintaining a well-diversified portfolio. As spreads tightened over the last six months from their historic highs, strong research and security analysis have been integral in managing and continuing to build the Portfolio. Dislocations in the mortgage sector as well as the corporate sector have provided opportunities for the Portfolio.

PORTFOLIO COMPOSITION***

Collateralized Mortgage Obligations	51.8%
U.S. Treasury Obligations	15.8
Corporate Bonds	10.0
Mortgage Pass-Through Securities	9.4
U.S. Government Agency Securities	8.1
Commercial Mortgage-Backed Securities	1.3
Others (each less than 1.0%)	0.9
Short-Term Investment	2.7

*	The advisor seeks to achieve the Portfolio’s objectives. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2009. The Portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	5/1/97	4.66%	4.75%	4.50%	5.74%
CLASS 2 SHARES	8/16/06	4.43	4.43	4.35	5.66

TEN YEAR PERFORMANCE (6/30/99 TO 6/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class 2 Shares prior to their inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Core Bond Portfolio, the Barclays Capital U.S. Aggregate Index and the Lipper Variable Underlying Funds General U.S. Government Funds Index from June 30, 1999 to June 30, 2009. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Barclays Capital U.S. Aggregate Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds General U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Variable Underlying Funds General U.S. Government Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (Unaudited)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.9%
	Asset-Backed Securities — 0.8%
	AmeriCredit Automobile Receivables Trust,
39,630	Series 2006-BG, Class A3, 5.210%, 10/06/11	39,565
400,000	Series 2006-BG, Class A4, 5.210%, 09/06/13	381,600
51,377	Bear Stearns Asset Backed Securities Trust, Series 2006-SD1, Class A, VAR, 0.684%, 04/25/36 (i)	29,818
450,000	Citibank Credit Card Issuance Trust, Series 2002-C2, Class C2, 6.950%, 02/18/14	442,416
	Countrywide Asset-Backed Certificates,
1,056	Series 2004-1, Class 3A, VAR, 0.594%, 04/25/34	678
120,000	Series 2004-1, Class M1, VAR, 0.814%, 03/25/34	61,966
100,000	Series 2004-1, Class M2, VAR, 0.864%, 03/25/34	62,884
28,967	Countrywide Home Equity Loan Trust, Series 2004-K, Class 2A, VAR, 0.619%, 02/15/34	10,856
100,000	Ford Credit Auto Owner Trust, Series 2009-B, Class A3, 2.790%, 08/15/13	100,058
100,000	Honda Auto Receivables Owner Trust, Series 2009-2, Class A4, 4.430%, 07/15/15	101,760
	Long Beach Mortgage Loan Trust,
299,931	Series 2003-4, Class M1, VAR, 1.334%, 08/25/33	177,938
190,000	Series 2004-1, Class M1, VAR, 0.814%, 02/25/34	106,548
125,000	Series 2004-1, Class M2, VAR, 0.864%, 02/25/34	80,586
53,753	Series 2006-WL2, Class 2A3, VAR, 0.514%, 01/25/36	36,161
	MBNA Credit Card Master Note Trust,
160,000	Series 2002-C1, Class C1, 6.800%, 07/15/14	155,490
75,000	Series 2003-C1, Class C1, VAR, 2.019%, 06/15/12	73,278
240,000	MBNA Master Credit Card Trust, Series 1999-J, Class C, 7.850%, 02/15/12 (e)	240,824
125,000	New Century Home Equity Loan Trust, Series 2005-1, Class M1, VAR, 0.759%, 03/25/35	36,396
14,135	Residential Asset Securities Corp., Series 2003-KS9, Class A2B, VAR, 0.954%, 11/25/33	6,122
	Wachovia Asset Securitization, Inc.,
32,874	Series 2003-HE2, Class AII1, VAR, 0.569%, 06/25/33	11,083
71,023	Series 2003-HE3, Class A, VAR, 0.564%, 11/25/33	36,035
	Total Asset-Backed Securities (Cost $2,775,204)	2,192,062
	Collateralized Mortgage Obligations — 51.5%
	Agency CMO — 40.9%
344,777	Federal Home Loan Mortgage Corp. – Government National Mortgage Association, Series 8, Class ZA, 7.000%, 03/25/23	345,977
	Federal Home Loan Mortgage Corp. REMICS,
11,671	Series 11, Class D, 9.500%, 07/15/19	12,537
9,064	Series 22, Class C, 9.500%, 04/15/20	9,801
1,940	Series 47, Class F, 10.000%, 06/15/20	2,129
1,519	Series 99, Class Z, 9.500%, 01/15/21	1,653
1,823	Series 1065, Class J, 9.000%, 04/15/21	1,969
267,038	Series 1113, Class J, 8.500%, 06/15/21	287,317
14,281	Series 1250, Class J, 7.000%, 05/15/22	15,359
25,186	Series 1316, Class Z, 8.000%, 06/15/22	27,149
43,213	Series 1324, Class Z, 7.000%, 07/15/22	47,091
181,627	Series 1343, Class LA, 8.000%, 08/15/22	202,275
37,387	Series 1343, Class LB, 7.500%, 08/15/22	40,495
26,416	Series 1394, Class ID, IF, 9.566%, 10/15/22	27,925
23,460	Series 1395, Class G, 6.000%, 10/15/22	24,479
18,096	Series 1505, Class Q, 7.000%, 05/15/23	19,462
34,846	Series 1518, Class G, IF, 8.707%, 05/15/23	36,404
35,095	Series 1541, Class O, VAR, 3.000%, 07/15/23	35,481
399,959	Series 1577, Class PV, 6.500%, 09/15/23	430,688
714,561	Series 1584, Class L, 6.500%, 09/15/23	764,580
33,394	Series 1596, Class D, 6.500%, 10/15/13	34,406
14,102	Series 1607, Class SA, IF, 19.762%, 10/15/13	16,002
30,828	Series 1609, Class LG, IF, 16.521%, 11/15/23	34,262
724,776	Series 1633, Class Z, 6.500%, 12/15/23	778,002
500,000	Series 1638, Class H, 6.500%, 12/15/23	538,742
2,387	Series 1671, Class QC, IF, 10.000%, 02/15/24	2,595
913	Series 1685, Class Z, 6.000%, 11/15/23	916
197,627	Series 1694, Class PK, 6.500%, 03/15/24	211,527
19,858	Series 1700, Class GA, PO, 02/15/24	18,513
90,599	Series 1798, Class F, 5.000%, 05/15/23	93,921
198,083	Series 1863, Class Z, 6.500%, 07/15/26	210,463
4,027	Series 1865, Class D, PO, 02/15/24	2,614
60,624	Series 1981, Class Z, 6.000%, 05/15/27	63,953
77,317	Series 1987, Class PE, 7.500%, 09/15/27	77,278
302,321	Series 1999, Class PU, 7.000%, 10/15/27	327,405
29,390	Series 2025, Class PE, 6.300%, 01/15/13	29,716
517,962	Series 2031, Class PG, 7.000%, 02/15/28 (m)	561,232
20,182	Series 2033, Class SN, HB, IF, 25.234%, 03/15/24	7,841

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
449,878	Series 2035, Class PC, 6.950%, 03/15/28	480,401
33,925	Series 2038, Class PN, IO, 7.000%, 03/15/28	3,935
91,944	Series 2054, Class PV, 7.500%, 05/15/28	99,547
45,955	Series 2055, Class OE, 6.500%, 05/15/13	48,259
549,692	Series 2057, Class PE, 6.750%, 05/15/28	582,980
149,607	Series 2064, Class TE, 7.000%, 06/15/28	160,061
119,898	Series 2075, Class PH, 6.500%, 08/15/28	128,024
514,249	Series 2095, Class PE, 6.000%, 11/15/28	549,810
73,888	Series 2102, Class TU, 6.000%, 12/15/13	78,317
157,451	Series 2115, Class PE, 6.000%, 01/15/14	166,587
25,339	Series 2132, Class SB, HB, IF, 29.163%, 03/15/29	32,130
52,982	Series 2134, Class PI, IO, 6.500%, 03/15/19	7,012
9,842	Series 2135, Class UK, IO, 6.500%, 03/15/14	824
168,351	Series 2178, Class PB, 7.000%, 08/15/29	181,256
227,759	Series 2182, Class ZB, 8.000%, 09/15/29	252,094
38,973	Series 2247, Class Z, 7.500%, 08/15/30	43,203
407,873	Series 2259, Class ZC, 7.350%, 10/15/30	429,556
11,118	Series 2261, Class ZY, 7.500%, 10/15/30	11,517
178,924	Series 2283, Class K, 6.500%, 12/15/23	193,427
22,800	Series 2306, Class K, PO, 05/15/24	20,749
54,720	Series 2306, Class SE, IF, IO, 7.460%, 05/15/24	7,232
77,264	Series 2325, Class PM, 7.000%, 06/15/31	84,619
416,744	Series 2344, Class ZD, 6.500%, 08/15/31	446,232
68,217	Series 2344, Class ZJ, 6.500%, 08/15/31	73,063
40,843	Series 2345, Class NE, 6.500%, 08/15/31	43,593
371,731	Series 2345, Class PQ, 6.500%, 08/15/16	400,238
130,568	Series 2355, Class BP, 6.000%, 09/15/16	139,705
192,789	Series 2359, Class ZB, 8.500%, 06/15/31	210,305
628,245	Series 2367, Class ME, 6.500%, 10/15/31	670,085
58,613	Series 2390, Class DO, PO, 12/15/31	49,819
232,674	Series 2391, Class QR, 5.500%, 12/15/16	246,901
187,588	Series 2394, Class MC, 6.000%, 12/15/16	200,796
86,687	Series 2410, Class OE, 6.375%, 02/15/32	92,547
129,395	Series 2410, Class QS, IF, 18.670%, 02/15/32	129,241
84,043	Series 2410, Class QX, IF, IO, 8.331%, 02/15/32	10,253
100,000	Series 2412, Class SP, IF, 15.461%, 02/15/32	109,241
180,025	Series 2423, Class MC, 7.000%, 03/15/32	194,387
288,173	Series 2423, Class MT, 7.000%, 03/15/32	311,159
227,841	Series 2435, Class CJ, 6.500%, 04/15/32	246,137
470,000	Series 2435, Class VH, 6.000%, 07/15/19	495,827
127,432	Series 2444, Class ES, IF, IO, 7.631%, 03/15/32	13,295
84,955	Series 2450, Class SW, IF, IO, 7.681%, 03/15/32	8,836
4,127	Series 2454, Class BG, 6.500%, 08/15/31	4,128
300,000	Series 2455, Class GK, 6.500%, 05/15/32	319,939
304,074	Series 2460, Class VZ, 6.000%, 11/15/29	314,302
218,245	Series 2484, Class LZ, 6.500%, 07/15/32	235,036
55,376	Series 2498, Class UD, 5.500%, 06/15/16	55,579
790,000	Series 2500, Class MC, 6.000%, 09/15/32	838,631
99,687	Series 2503, Class BH, 5.500%, 09/15/17	105,832
336,793	Series 2515, Class DE, 4.000%, 03/15/32	338,803
883,000	Series 2527, Class BP, 5.000%, 11/15/17	927,428
420,307	Series 2535, Class BK, 5.500%, 12/15/22	446,829
5,300,000	Series 2543, Class YX, 6.000%, 12/15/32 (m)	5,658,358
500,000	Series 2544, Class HC, 6.000%, 12/15/32	531,275
158,320	Series 2565, Class MB, 6.000%, 05/15/30	163,493
500,000	Series 2575, Class ME, 6.000%, 02/15/33	533,237
3,230,000	Series 2578, Class PG, 5.000%, 02/15/18	3,416,150
109,604	Series 2586, Class WI, IO, 6.500%, 03/15/33	16,877
116,405	Series 2594, Class VA, 6.000%, 03/15/14	118,584
400,000	Series 2594, Class VQ, 6.000%, 08/15/20	419,595
228,016	Series 2597, Class DS, IF, IO, 7.231%, 02/15/33	13,049
343,398	Series 2599, Class DS, IF, IO, 6.681%, 02/15/33	18,694
414,705	Series 2610, Class DS, IF, IO, 6.781%, 03/15/33	30,580
548,591	Series 2611, Class SH, IF, IO, 7.331%, 10/15/21	39,973
1,045,037	Series 2626, Class KA, 3.000%, 03/15/30	1,040,993
661,033	Series 2626, Class NS, IF, IO, 6.231%, 06/15/23	55,964
650,000	Series 2631, Class TE, 4.500%, 02/15/28	660,832
654,652	Series 2636, Class Z, 4.500%, 06/15/18	684,599
199,277	Series 2638, Class DS, IF, 8.281%, 07/15/23	184,592
21,005	Series 2643, Class HI, IO, 4.500%, 12/15/16	834
444,467	Series 2647, Class A, 3.250%, 04/15/32	431,084
3,261,029	Series 2651, Class VZ, 4.500%, 07/15/18	3,409,809
2,438,000	Series 2656, Class BG, 5.000%, 10/15/32	2,553,720
72,266	Series 2656, Class SH, HB, IF, 20.642%, 02/15/25	77,302
338,090	Series 2668, Class SB, IF, 6.916%, 10/15/15	344,869
410,000	Series 2682, Class LC, 4.500%, 07/15/32	420,962
231,574	Series 2682, Class YS, IF, 8.520%, 10/15/33	197,016

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
2,500,000	Series 2684, Class PD, 5.000%, 03/15/29	2,601,399
274,714	Series 2684, Class TO, PO, 10/15/33	152,534
183,976	Series 2691, Class WS, IF, 8.521%, 10/15/33	153,222
133,931	Series 2705, Class SC, IF, 8.521%, 11/15/33	126,893
204,444	Series 2705, Class SD, IF, 8.589%, 11/15/33	196,577
750,000	Series 2727, Class BS, IF, 8.596%, 01/15/34	579,513
209,330	Series 2744, Class FE, VAR, 0.000%, 02/15/34	178,320
1,250,000	Series 2749, Class TD, 5.000%, 06/15/21	1,303,834
144,668	Series 2753, Class S, IF, 11.361%, 02/15/34	140,714
145,836	Series 2755, Class SA, IF, 13.561%, 05/15/30	153,364
138,273	Series 2766, Class SX, IF, 15.540%, 03/15/34	134,747
59,746	Series 2769, Class PO, PO, 03/15/34	59,568
421,421	Series 2776, Class SK, IF, 8.596%, 04/15/34	397,984
38,367	Series 2778, Class BS, IF, 14.952%, 04/15/34	33,696
261,764	Series 2780, Class JG, 4.500%, 04/15/19	269,614
625,000	Series 2827, Class DG, 4.500%, 07/15/19	642,713
118,583	Series 2827, Class SQ, IF, 7.500%, 01/15/19	118,249
31,350	Series 2846, Class PO, PO, 08/15/34	31,220
1,250,000	Series 2929, Class PC, 5.000%, 01/15/28	1,297,183
33,753	Series 2958, Class KB, 5.500%, 04/15/35	33,866
100,000	Series 2975, Class KO, PO, 05/15/35	82,787
105,933	Series 2989, Class PO, PO, 06/15/23	94,620
300,000	Series 3047, Class OD, 5.500%, 10/15/35	317,164
638,008	Series 3085, Class VS, IF, 27.443%, 12/15/35	842,324
201,986	Series 3117, Class EO, PO, 02/15/36	169,932
298,524	Series 3260, Class CS, IF, IO, 5.821%, 01/15/37	23,067
779,857	Series 3387, Class SA, IF, IO, 6.101%, 11/15/37	68,583
2,130,403	Series 3430, Class AI, IO, 1.418%, 09/15/12	46,294
1,749,357	Series 3455, Class SE, IF, IO, 5.881%, 06/15/38	165,463
669,504	Federal Home Loan Mortgage Corp. STRIPS, Series 233, Class 11, IO, 5.000%, 09/15/35	87,884
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
26,030	Series T-41, Class 3A, VAR, 7.500%, 07/25/32	27,869
176,663	Series T-54, Class 2A, 6.500%, 02/25/43	184,585
82,227	Series T-54, Class 3A, 7.000%, 02/25/43	89,255
322,980	Series T-56, Class A, PO, 05/25/43	222,458
49,408	Series T-58, Class A, PO, 09/25/43	34,262
	Federal National Mortgage Association REMICS,
19,641	Series 1988-16, Class B, 9.500%, 06/25/18	22,071
10,096	Series 1989-83, Class H, 8.500%, 11/25/19	11,188
2,431	Series 1990-1, Class D, 8.800%, 01/25/20	2,715
12,300	Series 1990-10, Class L, 8.500%, 02/25/20	13,651
2,147	Series 1990-93, Class G, 5.500%, 08/25/20	2,189
40	Series 1990-140, Class K, HB, 652.145%, 12/25/20	551
4,493	Series 1990-143, Class J, 8.750%, 12/25/20	4,834
71,212	Series 1992-101, Class J, 7.500%, 06/25/22	74,483
28,370	Series 1992-143, Class MA, 5.500%, 09/25/22	30,364
86,699	Series 1993-146, Class E, PO, 05/25/23	72,979
225,550	Series 1993-155, Class PJ, 7.000%, 09/25/23	244,265
6,621	Series 1993-165, Class SD, IF, 11.929%, 09/25/23	6,526
33,019	Series 1993-165, Class SK, IF, 12.500%, 09/25/23	38,191
29,313	Series 1993-167, Class GA, 7.000%, 09/25/23	30,644
320,486	Series 1993-203, Class PL, 6.500%, 10/25/23	341,957
28,759	Series 1993-205, Class H, PO, 09/25/23	26,046
2,185,048	Series 1993-223, Class PZ, 6.500%, 12/25/23	2,347,320
246,716	Series 1993-225, Class UB, 6.500%, 12/25/23	253,406
6,298	Series 1993-230, Class FA, VAR, 0.944%, 12/25/23	6,281
671,518	Series 1993-250, Class Z, 7.000%, 12/25/23	716,805
80,940	Series 1993-257, Class C, PO, 06/25/23	78,525
721,018	Series 1994-37, Class L, 6.500%, 03/25/24	779,684
6,388,638	Series 1994-72, Class K, 6.000%, 04/25/24	6,851,952
49,656	Series 1995-2, Class Z, 8.500%, 01/25/25	54,281
83,206	Series 1995-19, Class Z, 6.500%, 11/25/23	91,549
12,413	Series 1996-59, Class J, 6.500%, 08/25/22	13,354
90,502	Series 1996-59, Class K, 6.500%, 07/25/23	95,055
403,748	Series 1997-20, Class IB, IO, VAR, 1.840%, 03/25/27	10,094
40,691	Series 1997-39, Class PD, 7.500%, 05/20/27	44,096
89,461	Series 1997-46, Class PL, 6.000%, 07/18/27	95,967
225,772	Series 1997-61, Class ZC, 7.000%, 02/25/23	243,270
100,455	Series 1998-36, Class ZB, 6.000%, 07/18/28	107,478
101,255	Series 1998-43, Class SA, IF, IO, 15.743%, 04/25/23	24,901

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
137,333	Series 1998-46, Class GZ, 6.500%, 08/18/28	147,035
337,859	Series 1998-58, Class PC, 6.500%, 10/25/28	359,725
658,306	Series 1999-39, Class JH, IO, 6.500%, 08/25/29	103,898
17,128	Series 2000-52, Class IO, IO, 8.500%, 01/25/31	2,300
291,433	Series 2001-4, Class PC, 7.000%, 03/25/21	320,507
216,071	Series 2001-30, Class PM, 7.000%, 07/25/31	233,185
1,190,537	Series 2001-33, Class ID, IO, 6.000%, 07/25/31	188,462
329,444	Series 2001-36, Class DE, 7.000%, 08/25/31	354,949
39,628	Series 2001-44, Class PD, 7.000%, 09/25/31	42,686
183,517	Series 2001-52, Class XN, 6.500%, 11/25/15	196,113
545,591	Series 2001-61, Class Z, 7.000%, 11/25/31	587,824
247,294	Series 2001-69, Class PG, 6.000%, 12/25/16	264,361
162,568	Series 2001-71, Class QE, 6.000%, 12/25/16	173,808
73,236	Series 2001-80, Class PE, 6.000%, 07/25/29	76,471
97,089	Series 2002-1, Class HC, 6.500%, 02/25/22	105,382
25,270	Series 2002-1, Class SA, HB, IF, 24.168%, 02/25/32	29,411
249,329	Series 2002-2, Class UC, 6.000%, 02/25/17	264,757
280,651	Series 2002-3, Class OG, 6.000%, 02/25/17	300,050
600,263	Series 2002-13, Class SJ, IF, IO, 1.600%, 03/25/32	20,375
296,398	Series 2002-28, Class PK, 6.500%, 05/25/32	316,712
720,854	Series 2002-62, Class ZE, 5.500%, 11/25/17	754,419
789,809	Series 2002-68, Class SH, IF, IO, 7.682%, 10/18/32	87,920
62,874	Series 2002-73, Class S, IF, 15.466%, 11/25/09	64,966
97,942	Series 2002-74, Class VB, 6.000%, 11/25/31	99,196
108,799	Series 2002-77, Class S, IF, 13.908%, 12/25/32	111,087
22,217	Series 2002-91, Class UH, IO, 5.500%, 06/25/22	1,602
95,830	Series 2002-93, Class PD, 3.500%, 02/25/29	96,222
500,000	Series 2002-94, Class BK, 5.500%, 01/25/18	533,933
445,270	Series 2003-7, Class A1, 6.500%, 12/25/42	471,274
293,000	Series 2003-22, Class UD, 4.000%, 04/25/33	264,442
2,000,000	Series 2003-35, Class MD, 5.000%, 11/25/16	2,074,660
250,000	Series 2003-41, Class PE, 5.500%, 05/25/23	263,612
222,683	Series 2003-44, Class IU, IO, 7.000%, 06/25/33	27,165
100,000	Series 2003-47, Class PE, 5.750%, 06/25/33	106,016
72,389	Series 2003-64, Class SX, IF, 12.950%, 07/25/33	69,608
169,308	Series 2003-66, Class PA, 3.500%, 02/25/33	165,361
647,059	Series 2003-68, Class LC, 3.000%, 07/25/22	615,407
401,665	Series 2003-68, Class QP, 3.000%, 07/25/22	402,107
593,974	Series 2003-70, Class BE, 3.500%, 12/25/25	598,076
137,818	Series 2003-71, Class DS, IF, 7.040%, 08/25/33	113,646
577,059	Series 2003-71, Class IM, IO, 5.500%, 12/25/31	56,971
738,678	Series 2003-80, Class SY, IF, IO, 7.336%, 06/25/23	84,954
3,600,000	Series 2003-81, Class MC, 5.000%, 12/25/32	3,772,265
600,000	Series 2003-82, Class VB, 5.500%, 08/25/33	638,289
95,893	Series 2003-91, Class SD, IF, 11.977%, 09/25/33	101,797
250,000	Series 2003-106, Class US, IF, 8.604%, 11/25/23	236,973
665,293	Series 2003-116, Class SB, IF, IO, 7.286%, 11/25/33	62,570
2,901,667	Series 2003-128, Class DY, 4.500%, 01/25/24	2,937,668
110,626	Series 2003-130, Class SX, IF, 11.049%, 01/25/34	115,894
179,061	Series 2003-132, Class OA, PO, 08/25/33	157,083
1,850,000	Series 2004-2, Class OE, 5.000%, 05/25/23	1,945,481
273,981	Series 2004-4, Class QM, IF, 13.573%, 06/25/33	291,452
177,909	Series 2004-10, Class SC, HB, IF, 27.345%, 02/25/34	218,760
164,907	Series 2004-14, Class SD, IF, 8.604%, 03/25/34	131,335
174,232	Series 2004-21, Class CO, PO, 04/25/34	117,217
166,667	Series 2004-22, Class A, 4.000%, 04/25/19	167,602
342,498	Series 2004-36, Class SA, IF, 18.662%, 05/25/34	374,609
261,727	Series 2004-46, Class SK, IF, 15.637%, 05/25/34	254,894
65,482	Series 2004-51, Class SY, IF, 13.613%, 07/25/34	70,467
150,029	Series 2004-61, Class SK, IF, 8.500%, 11/25/32	155,079
1,273,703	Series 2004-75, Class VK, 4.500%, 09/25/22	1,317,542
200,000	Series 2004-76, Class CL, 4.000%, 10/25/19	200,747
186,142	Series 2004-92, Class JO, PO, 12/25/34	182,640
647,034	Series 2005-28, Class JA, 5.000%, 04/25/35	642,817
493,362	Series 2005-45, Class DC, HB, IF, 23.160%, 06/25/35	595,235
261,736	Series 2005-47, Class AN, 5.000%, 12/25/16	269,121

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   7

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
408,150	Series 2005-52, Class PA, 6.500%, 06/25/35	431,223
853,000	Series 2005-68, Class BC, 5.250%, 06/25/35	895,470
795,384	Series 2005-84, Class XM, 5.750%, 10/25/35	847,426
700,000	Series 2005-110, Class MN, 5.500%, 06/25/35	737,783
178,299	Series 2006-22, Class AO, PO, 04/25/36	157,677
127,807	Series 2006-46, Class SW, HB, IF, 23.049%, 06/25/36	152,550
411,017	Series 2006-59, Class QO, PO, 01/25/33	360,792
468,867	Series 2006-110, Class PO, PO, 11/25/36	414,255
845,676	Series 2007-7, Class SG, IF, IO, 6.186%, 08/25/36	53,333
1,805,513	Series 2007-53, Class SH, IF, IO, 5.786%, 06/25/37	152,834
770,463	Series 2007-88, Class VI, IF, IO, 6.226%, 09/25/37	63,169
1,259,904	Series 2008-1, Class BI, IF, IO, 5.596%, 02/25/38	97,870
851,622	Series 2008-16, Class IS, IF, IO, 5.886%, 03/25/38	83,727
1,343,041	Series 2008-46, Class HI, IO, VAR, 6.606%, 06/25/38	89,970
807,712	Series 2008-53, Class CI, IF, IO, 6.886%, 07/25/38	79,208
24,168	Series G92-15, Class Z, 7.000%, 01/25/22	25,022
5,391	Series G92-42, Class Z, 7.000%, 07/25/22	5,851
155,534	Series G92-44, Class ZQ, 8.000%, 07/25/22	171,233
63,674	Series G92-54, Class ZQ, 7.500%, 09/25/22	69,828
4,167	Series G92-59, Class F, VAR, 2.080%, 10/25/22	4,081
10,988	Series G92-61, Class Z, 7.000%, 10/25/22	11,863
24,068	Series G92-66, Class KA, 6.000%, 12/25/22	25,921
113,834	Series G92-66, Class KB, 7.000%, 12/25/22	123,351
32,024	Series G93-1, Class KA, 7.900%, 01/25/23	35,613
34,122	Series G93-17, Class SI, IF, 6.000%, 04/25/23	32,978
	Federal National Mortgage Association STRIPS,
85,698	Series 329, Class 1, PO, 01/01/33	75,195
333,374	Series 365, Class 8, IO, 5.500%, 05/01/36	44,687
	Federal National Mortgage Association Whole Loan,
556,258	Series 1999-W4, Class A9, 6.250%, 02/25/29	592,328
960,352	Series 2002-W7, Class A4, 6.000%, 06/25/29	1,022,625
628,710	Series 2003-W1, Class 1A1, 6.500%, 12/25/42	669,478
79,000	Series 2003-W1, Class 2A, 7.500%, 12/25/42	85,369
123,471	Series 2004-W2, Class 2A2, 7.000%, 02/25/44	133,966
	Government National Mortgage Association,
93,832	Series 1994-3, Class PQ, 7.488%, 07/16/24	101,664
439,106	Series 1994-7, Class PQ, 6.500%, 10/16/24	472,956
97,560	Series 1996-16, Class E, 7.500%, 08/16/26	104,028
93,494	Series 1997-8, Class PN, 7.500%, 05/16/27	100,544
243,913	Series 1998-22, Class PD, 6.500%, 09/20/28	260,912
109,755	Series 1998-26, Class K, 7.500%, 09/17/25	119,178
77,815	Series 1999-17, Class L, 6.000%, 05/20/29	83,269
101,307	Series 1999-41, Class Z, 8.000%, 11/16/29	109,969
56,437	Series 1999-44, Class PC, 7.500%, 12/20/29	61,995
71,155	Series 1999-44, Class ZG, 8.000%, 12/20/29	77,803
49,879	Series 2000-6, Class Z, 7.500%, 02/20/30	53,140
86,783	Series 2000-14, Class PD, 7.000%, 02/16/30	93,566
323,838	Series 2000-21, Class Z, 9.000%, 03/16/30	364,919
40,350	Series 2000-26, Class Z, 7.750%, 09/20/30	43,641
5,842	Series 2000-36, Class IK, IO, 9.000%, 11/16/30	1,152
800,000	Series 2000-36, Class PB, 7.500%, 11/16/30	836,660
74,078	Series 2000-37, Class B, 8.000%, 12/20/30	79,564
19,468	Series 2000-38, Class AH, 7.150%, 12/20/30	19,913
47,117	Series 2001-4, Class SJ, IF, IO, 7.832%, 01/19/30	5,858
2,500,000	Series 2001-10, Class PE, 6.500%, 03/16/31 (m)	2,679,389
417,835	Series 2001-22, Class PS, HB, IF, 20.179%, 03/17/31	500,673
142,879	Series 2001-36, Class S, IF, IO, 7.732%, 08/16/31	16,738
492,236	Series 2001-53, Class SR, IF, IO, 7.835%, 10/20/31	49,827
200,000	Series 2001-64, Class MQ, 6.500%, 12/20/31	212,089
1,000,000	Series 2001-64, Class PB, 6.500%, 12/20/31	1,082,365
27,263	Series 2002-24, Class SB, IF, 11.448%, 04/16/32	29,570
137,571	Series 2002-54, Class GB, 6.500%, 08/20/32	147,281
144,149	Series 2003-4, Class NI, IO, 5.500%, 01/20/32	10,633
17,343	Series 2003-24, Class PO, PO, 03/16/33	12,825
5,887,029	Series 2003-59, Class XA, IO, VAR, 1.942%, 06/16/34 (f)	379,713
2,759,774	Series 2003-75, Class BE, 6.000%, 04/16/28	2,886,929

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
356,687	Series 2003-76, Class LS, IF, IO, 6.885%, 09/20/31	26,227
827,126	Series 2004-11, Class SW, IF, IO, 5.185%, 02/20/34	61,935
73,489	Series 2004-28, Class S, IF, 18.788%, 04/16/34	79,807
1,255,924	Series 2004-62, Class VA, 5.500%, 07/20/15	1,336,120
1,145,369	Series 2008-2, Class MS, IF, IO, 6.842%, 01/16/38	95,332
782,498	Series 2009-6, Class SA, IF, IO, 5.782%, 02/16/39	52,260
656,261	Series 2009-14, Class NI, IO, 6.500%, 03/20/39	82,552
1,961,444	Series 2009-22, Class SA, IF, IO, 5.955%, 04/20/39	148,295
1,979,029	Series 2009-31, Class ST, IF, IO, 6.035%, 03/20/39	150,451
1,979,029	Series 2009-31, Class TS, IF, IO, 5.985%, 03/20/39	149,075
	Vendee Mortgage Trust,
110,405	Series 1994-1, Class 1, VAR, 5.628%, 02/15/24	116,029
267,260	Series 1996-1, Class 1Z, 6.750%, 02/15/26	285,133
142,759	Series 1996-2, Class 1Z, 6.750%, 06/15/26	151,726
535,033	Series 1997-1, Class 2Z, 7.500%, 02/15/27	607,212
147,199	Series 1998-1, Class 2E, 7.000%, 03/15/28	159,021
		109,757,542
	Non-Agency CMO — 10.6%
18,320	Adjustable Rate Mortgage Trust, Series 2004-1, Class 9A2, VAR, 0.714%, 01/25/35	12,263
500,000	American Home Mortgage Investment Trust, Series 2005-3, Class 2A4, VAR, 4.848%, 09/25/35	227,670
	Banc of America Alternative Loan Trust,
314,167	Series 2004-5, Class 3A3, PO, 06/25/34	99,926
119,740	Series 2004-6, Class 15, PO, 07/25/19	86,910
	Banc of America Funding Corp.,
193,797	Series 2003-1, Class A, PO, 05/20/33	103,664
495,667	Series 2003-3, Class 1A33, 5.500%, 10/25/33	442,788
119,095	Series 2004-1, Class PO, PO, 03/25/34	72,834
1,000,000	Series 2005-6, Class 2A7, 5.500%, 10/25/35	732,430
195,278	Series 2005-7, Class 30, PO, 11/25/35	101,413
501,738	Series 2005-E, Class 4A1, VAR, 4.425%, 03/20/35	316,583
	Banc of America Mortgage Securities, Inc.,
78,564	Series 2002-10, Class A, PO, 11/25/32	60,035
58,325	Series 2003-8, Class A, PO, 11/25/33	31,202
58,997	Series 2004-4, Class A, PO, 05/25/34	34,117
528,694	Series 2004-5, Class 2A2, 5.500%, 06/25/34	363,831
250,000	Series 2004-6, Class 2A5, PO, 07/25/34	69,380
203,849	Series 2004-6, Class A, PO, 07/25/34	105,477
289,581	Series 2004-7, Class 1A19, PO, 08/25/34	117,545
178,484	Series 2004-E, Class 2A5, VAR, 4.170%, 06/25/34	167,059
451,643	Series 2004-J, Class 3A1, VAR, 5.077%, 11/25/34	361,555
	Bear Stearns Adjustable Rate Mortgage Trust,
292,752	Series 2003-7, Class 3A, VAR, 4.945%, 10/25/33 (i)	257,813
814,323	Series 2006-1, Class A1, VAR, 4.625%, 02/25/36	572,695
519,375	Citicorp Mortgage Securities, Inc., Series 2004-5, Class 2A5, 4.500%, 08/25/34	451,775
	Citigroup Mortgage Loan Trust, Inc.,
45,923	Series 2003-UP3, Class A3, 7.000%, 09/25/33	45,404
78,086	Series 2003-UST1, Class 1, PO, 12/25/18	46,530
41,696	Series 2003-UST1, Class 3, PO, 12/25/18	26,535
170,254	Series 2003-UST1, Class A1, 5.500%, 12/25/18	171,371
177,365	Series 2005-1, Class 2A1A, VAR, 4.942%, 04/25/35	95,020
	Countrywide Alternative Loan Trust,
215,852	Series 2002-8, Class A4, 6.500%, 07/25/32	201,234
82,689	Series 2003-J1, Class PO, PO, 10/25/33	52,936
1,500,834	Series 2004-2CB, Class 1A9, 5.750%, 03/25/34	835,429
200,000	Series 2004-18CB, Class 2A4, 5.700%, 09/25/34	145,254
247,822	Series 2005-5R, Class A1, 5.250%, 12/25/18	219,245
1,000,000	Series 2005-20CB, Class 3A8, IF, IO, 4.436%, 07/25/35	64,995
2,111,415	Series 2005-22T1, Class A2, IF, IO, 4.756%, 06/25/35	112,494
142,566	Series 2005-26CB, Class A10, IF, 12.481%, 07/25/35	120,619
1,181,600	Series 2005-28CB, Class 1A4, 5.500%, 08/25/35	683,417
600,000	Series 2005-54CB, Class 1A11, 5.500%, 11/25/35	412,549
1,964,953	Series 2005-J1, Class 1A4, IF, IO, 4.786%, 02/25/35	105,814

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   9

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
200,000	Series 2007-21CB, Class 1A5, 6.000%, 09/25/37	82,662
	Countrywide Home Loan Mortgage Pass-Through Trust,
546,013	Series 2003-26, Class 1A6, 3.500%, 08/25/33	448,646
74,470	Series 2003-34, Class A11, 5.250%, 09/25/33	72,853
186,364	Series 2003-44, Class A6, PO, 10/25/33	108,293
163,815	Series 2003-J7, Class 4A3, IF, 9.368%, 08/25/18	165,638
156,938	Series 2004-7, Class 2A1, VAR, 3.424%, 06/25/34	135,235
96,792	Series 2004-HYB1, Class 2A, VAR, 5.018%, 05/20/34	66,457
130,372	Series 2004-HYB3, Class 2A, VAR, 3.666%, 06/20/34	80,944
580,712	Series 2004-J8, Class 1A2, 4.750%, 11/25/19	531,170
102,253	Series 2004-J8, Class A, PO, 11/25/19	70,157
500,000	Series 2005-16, Class A23, 5.500%, 09/25/35	310,385
596,743	Series 2005-22, Class 2A1, VAR, 5.229%, 11/25/35	355,347
	CS First Boston Mortgage Securities Corp.,
45,513	Series 2004-5, Class 1A8, 6.000%, 09/25/34	45,611
105,510	Series 2004-5, Class 5P, PO, 08/25/19	65,616
313,263	First Horizon Alternative Mortgage Securities, Series 2005-FA8, Class 1A19, 5.500%, 11/25/35	198,549
	First Horizon Asset Securities, Inc.,
247,180	Series 2003-3, Class 1A4, 3.900%, 05/25/33	226,595
285,913	Series 2004-AR7, Class 2A1, VAR, 4.921%, 02/25/35	251,579
300,000	Series 2004-AR7, Class 2A2, VAR, 4.921%, 02/25/35	219,940
357,368	Series 2005-AR1, Class 2A2, VAR, 5.001%, 04/25/35	299,136
650,000	GMAC Mortgage Corp. Loan Trust, Series 2005-AR3, Class 3A4, VAR, 4.864%, 06/19/35	309,978
	GSR Mortgage Loan Trust,
489,703	Series 2004-6F, Class 1A2, 5.000%, 05/25/34	309,031
989,391	Series 2004-6F, Class 3A4, 6.500%, 05/25/34	853,447
389,587	Series 2004-10F, Class 2A1, 5.000%, 08/25/19	374,962
63,859	Series 2004-13F, Class 3A3, 6.000%, 11/25/34	37,425
2,601,765	Indymac Index Mortgage Loan Trust, Series 2005-AR11, Class A7, IO, VAR, 0.576%, 08/25/35	27,657
	MASTR Adjustable Rate Mortgages Trust,
248,707	Series 2004-13, Class 2A1, VAR, 4.369%, 04/21/34	217,569
1,100,000	Series 2004-13, Class 3A6, VAR, 3.469%, 11/21/34	900,360
	MASTR Alternative Loans Trust,
358,081	Series 2003-9, Class 8A1, 6.000%, 01/25/34	309,684
961,551	Series 2004-4, Class 10A1, 5.000%, 05/25/24	802,595
417,484	Series 2004-6, Class 7A1, 6.000%, 07/25/34	352,709
59,901	Series 2004-7, Class 30, PO, 08/25/34	35,452
404,535	Series 2004-8, Class 6A1, 5.500%, 09/25/19	362,691
517,814	Series 2004-10, Class 1A1, 4.500%, 09/25/19	450,417
	MASTR Asset Securitization Trust,
54,238	Series 2003-4, Class 2A2, 5.000%, 05/25/18	54,275
54,133	Series 2003-11, Class 6A2, 4.000%, 12/25/33	54,106
185,634	Series 2003-12, Class 15, PO, 12/25/18	139,003
253,028	Series 2004-6, Class 15, PO, 05/25/19	172,793
241,410	Series 2004-8, Class PO, PO, 08/25/19	165,203
430,909	Series 2004-10, Class 15, PO, 10/25/19	300,453
805,365	MASTR Resecuritization Trust, Series 2005-PO, Class 3, PO, 05/28/35 (e)	523,487
113,577	MortgageIT Trust, Series 2005-1, Class 1A1, VAR, 0.634%, 02/25/35	70,382
97,769	Nomura Asset Acceptance Corp., Series 2004-R2, Class A1, VAR, 6.500%, 10/25/34 (e)	81,447
841,320	PHH Alternative Mortgage Trust, Series 2007-2, Class 2X, IO, 6.000%, 05/25/37	107,265
	Residential Accredit Loans, Inc.,
218,137	Series 2002-QS8, Class A5, 6.250%, 06/25/17	215,751
826,504	Series 2003-QR19, Class CB4, 5.750%, 10/25/33	554,582
536,421	Series 2003-QS14, Class A1, 5.000%, 07/25/18	463,042
164,548	Series 2003-QS18, Class A1, 5.000%, 09/25/18	153,801
55,688	Series 2003-QS3, Class A2, IF, 15.810%, 02/25/18	47,231
187,023	Series 2003-QS3, Class A8, IF, IO, 7.286%, 02/25/18	19,135

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
437,143	Series 2003-QS9, Class A3, IF, IO, 7.236%, 05/25/18	49,146
70,591	Residential Asset Securitization Trust, Series 2003-A14, Class A1, 4.750%, 02/25/19	69,510
	Residential Funding Mortgage Securities I,
108,339	Series 2003-S11, Class A1, 2.500%, 06/25/18	107,261
94,099	Series 2003-S12, Class 4A5, 4.500%, 12/25/32	93,762
296,610	Series 2003-S7, Class A17, 4.000%, 05/25/33	255,422
256,970	Series 2005-SA4, Class 1A1, VAR, 4.831%, 09/25/35	167,566
13,056	SACO I, Inc. (Bear Stearns), Series 1997-2, Class 1A5, 7.000%, 08/25/36 (e)	12,588
20,886	Salomon Brothers Mortgage Securities VII, Inc., Series 2003-UP2, Class 1, PO, 12/25/18	16,216
400,000	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A4, VAR, 4.957%, 06/25/34	293,567
	Structured Asset Securities Corp.,
416,106	Series 2003-8, Class 1A2, 5.000%, 04/25/18	384,244
251,721	Series 2004-20, Class 1A3, 5.250%, 11/25/34	240,636
123,078	Series 2005-6, Class 5A8, 13.273%, 05/25/35	126,416
	WaMu Mortgage Pass-Through Certificates,
51,469	Series 2003-AR8, Class A, VAR, 4.214%, 08/25/33	44,808
837,273	Series 2003-S10, Class A5, 5.000%, 10/25/18	821,369
64,406	Series 2003-S10, Class A6, PO, 10/25/18	42,188
158,610	Series 2003-S11, Class 2A5, IF, 16.187%, 11/25/33	148,272
233,413	Series 2003-S4, Class 3A, 5.500%, 06/25/33	214,215
452,456	Series 2003-S8, Class A4, 4.500%, 09/25/18	436,519
97,820	Series 2004-AR3, Class A2, VAR, 3.144%, 06/25/34	85,729
905,378	Series 2004-S3, Class 2A3, IF, 17.975%, 07/25/34	954,175
	Washington Mutual Alternative Mortgage Pass-Through Certificates,
2,717,354	Series 2005-2, Class 1A4, IF, IO, 4.736%, 04/25/35	180,655
973,664	Series 2005-2, Class 2A3, IF, IO, 4.686%, 04/25/35	64,184
713,866	Series 2005-3, Class CX, IO, 5.500%, 05/25/35	79,066
800,000	Series 2005-4, Class CB7, 5.500%, 06/25/35	523,998
95,890	Series 2005-4, Class DP, PO, 06/25/20	69,343
267,968	Series 2005-6, Class 2A4, 5.500%, 08/25/35	165,362
61,478	Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-MS12, Class A, 6.500%, 05/25/32	53,210
	Wells Fargo Mortgage Backed Securities Trust,
139,851	Series 2003-8, Class A9, 4.500%, 08/25/18	137,032
69,312	Series 2003-11, Class 1A, PO, 10/25/18	48,611
663,000	Series 2003-11, Class 1A4, 4.750%, 10/25/18	611,309
18,596	Series 2003-17, Class 2A4, 5.500%, 01/25/34	18,511
437,300	Series 2003-K, Class 1A2, VAR, 4.477%, 11/25/33	394,681
249,536	Series 2004-7, Class 2A2, 5.000%, 07/25/19	245,715
263,469	Series 2004-EE, Class 3A1, VAR, 4.490%, 12/25/34	243,421
510,005	Series 2004-P, Class 2A1, VAR, 4.185%, 09/25/34	444,757
184,878	Series 2005-AR16, Class 2A1, VAR, 4.439%, 10/25/35	162,706
		28,334,727
	Total Collateralized Mortgage Obligations (Cost $139,650,356)	138,092,269
	Commercial Mortgage-Backed Securities — 1.3%
550,000	Banc of America Commercial Mortgage, Inc., Series 2005-6, Class ASB, VAR, 5.351%, 09/10/47	528,400
	Bear Stearns Commercial Mortgage Securities,
250,000	Series 2005-PWR8, Class A4, 4.674%, 06/11/41	215,322
250,000	Series 2005-PWR9, Class AAB, 4.804%, 09/11/42	242,914
360,000	Series 2006-PW11, Class A4, VAR, 5.623%, 03/11/39	309,055
169,700	Series 2006-PW14, Class A1, 5.044%, 12/11/38	170,750
117,714	Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A1, VAR, 5.917%, 03/15/49	119,471
565,000	Credit Suisse Mortgage Capital Certificates, Series 2006-C1, Class A4, VAR, 5.609%, 02/15/39	457,099
100,000	GMAC Commercial Mortgage Securities, Inc., Series 2006-C1, Class A4, VAR, 5.238%, 11/10/45	82,822

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   11

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Mortgage-Backed Securities — Continued
	LB-UBS Commercial Mortgage Trust,
75,000	Series 2005-C1, Class A4, 4.742%, 02/15/30	65,748
100,000	Series 2008-C1, Class A2, VAR, 6.317%, 04/15/41	81,820
330,000	Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class ASB, VAR, 4.674%, 06/12/43	318,843
	Morgan Stanley Capital I,
157,714	Series 2006-IQ12, Class A1, 5.257%, 12/15/43	159,158
58,827	Series 2006-T23, Class A1, 5.682%, 08/12/41	60,017
250,000	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3, VAR, 6.096%, 08/15/39	233,906
450,000	Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A2, 4.039%, 10/15/41	441,998
	Total Commercial Mortgage-Backed Securities (Cost $3,748,227)	3,487,323
	Corporate Bonds — 10.0%
	Aerospace & Defense — 0.1%
135,000	Northrop Grumman Systems Corp., 7.125%, 02/15/11	144,904
40,802	Systems 2001 AT LLC, (Cayman Islands), 7.156%, 12/15/11 (e)	40,229
		185,133
	Air Freight & Logistics — 0.0% (g)
50,000	United Parcel Service, Inc., 5.500%, 01/15/18	53,252
	Airlines — 0.1%
85,000	American Airlines Pass Through Trust 1999, 7.024%, 10/15/09	83,938
40,000	International Lease Finance Corp., 5.875%, 05/01/13	30,298
	UAL Pass-Through Trust,
6,615	Series 2001-1, 6.071%, 03/01/13	6,549
4,233	Series 2001-1, 6.201%, 03/29/49	4,190
		124,975
	Automobiles — 0.1%
350,000	Daimler Finance North America LLC, 7.200%, 09/01/09	351,569
	Beverages — 0.1%
	Anheuser-Busch InBev Worldwide, Inc.,
50,000	7.200%, 01/15/14 (e)	53,756
25,000	7.750%, 01/15/19 (e)	27,341
50,000	Coca-Cola Enterprises, Inc., 8.500%, 02/01/12	57,051
95,000	Diageo Capital plc, (United Kingdom), 5.750%, 10/23/17	99,110
20,000	Diageo Finance BV, (Netherlands), 5.300%, 10/28/15	20,913
45,000	Dr Pepper Snapple Group, Inc., 6.820%, 05/01/18	47,588
15,000	FBG Finance Ltd., (Australia), 5.125%, 06/15/15 (e)	14,052
		319,811
	Biotechnology — 0.0% (g)
40,000	Amgen, Inc., 5.700%, 02/01/19	42,200
	Broadcasting & Cable TV — 0.0% (g)
30,000	Comcast Corp., 6.500%, 01/15/17	31,826
	Capital Markets — 1.6%
	Bear Stearns Cos., LLC (The),
80,000	5.700%, 11/15/14 (y)	81,509
250,000	6.400%, 10/02/17 (y)	250,444
	Credit Suisse USA, Inc.,
50,000	4.875%, 01/15/15	50,211
150,000	5.500%, 08/15/13	156,339
500,000	6.125%, 11/15/11	535,321
	Goldman Sachs Group, Inc. (The),
375,000	4.750%, 07/15/13	375,500
55,000	5.150%, 01/15/14	55,201
150,000	5.250%, 10/15/13	153,089
100,000	5.500%, 11/15/14	100,229
150,000	5.950%, 01/18/18	145,494
75,000	5.950%, 01/15/27	63,312
80,000	6.750%, 10/01/37	71,120
200,000	6.875%, 01/15/11	211,442
75,000	7.500%, 02/15/19	80,308
	Lehman Brothers Holdings, Inc.,
315,000	0.000%, 11/10/09 (d)	46,463
200,000	4.800%, 03/13/14 (d)	29,500
100,000	5.750%, 05/17/13 (d)	14,750
175,000	6.625%, 01/18/12 (d)	25,812
	Merrill Lynch & Co., Inc.,
100,000	4.790%, 08/04/10	100,528
120,000	5.450%, 07/15/14	114,785
60,000	6.050%, 08/15/12	60,158
214,000	6.150%, 04/25/13	214,302
80,000	6.400%, 08/28/17	70,821
90,000	6.875%, 04/25/18	83,300

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Capital Markets — Continued
	Morgan Stanley,
400,000	4.750%, 04/01/14	377,836
130,000	6.250%, 08/28/17	125,786
300,000	6.600%, 04/01/12	317,627
450,000	6.750%, 04/15/11	471,406
		4,382,593
	Chemicals — 0.2%
	Dow Chemical Co. (The),
110,000	6.000%, 10/01/12	111,365
150,000	6.125%, 02/01/11	153,208
30,000	7.375%, 11/01/29	27,265
80,000	Monsanto Co., 7.375%, 08/15/12	91,512
50,000	Potash Corp. of Saskatchewan, Inc., (Canada), 4.875%, 03/01/13	51,371
90,000	Praxair, Inc., 5.250%, 11/15/14	95,676
		530,397
	Commercial Banks — 0.7%
	Barclays Bank plc, (United Kingdom),
100,000	5.450%, 09/12/12	104,261
150,000	6.050%, 12/04/17 (e)	130,075
75,000	Branch Banking & Trust Co., 4.875%, 01/15/13	72,397
350,000	Glitnir Banki HF, (Iceland), 10/15/08 (d) (e)	56,875
250,000	Huntington National Bank (The), 8.000%, 04/01/10	250,051
35,000	Keycorp, 6.500%, 05/14/13	34,871
75,000	Marshall & Ilsley Corp., 5.350%, 04/01/11	71,310
20,000	National City Bank, VAR, 1.212%, 01/21/10	19,821
50,000	PNC Funding Corp., 5.250%, 11/15/15	47,542
50,000	Regions Financial Corp., 7.375%, 12/10/37	35,508
150,000	State Street Corp., 7.650%, 06/15/10	153,905
250,000	SunTrust Banks, Inc., 6.375%, 04/01/11	255,120
100,000	UBS AG, (Switzerland), 5.750%, 04/25/18	91,074
100,000	US Bancorp, 7.500%, 06/01/26	77,693
	Wachovia Bank N.A.,
250,000	6.600%, 01/15/38	243,705
100,000	7.800%, 08/18/10	104,072
150,000	Wachovia Corp., 5.500%, 05/01/13	154,951
		1,903,231
	Communications Equipment — 0.1%
	Cisco Systems, Inc.,
80,000	5.500%, 02/22/16	84,751
25,000	5.900%, 02/15/39	24,620
		109,371
	Computers & Peripherals — 0.1%
	Hewlett-Packard Co.,
85,000	2.950%, 08/15/12	85,628
75,000	4.750%, 06/02/14	78,296
50,000	International Business Machines Corp., 6.220%, 08/01/27	51,648
		215,572
	Consumer Finance — 0.6%
	Capital One Financial Corp.,
65,000	5.700%, 09/15/11	65,288
185,000	6.250%, 11/15/13	182,586
	HSBC Finance Corp.,
13,000	4.750%, 07/15/13	12,694
150,000	5.000%, 06/30/15	139,769
150,000	5.250%, 01/15/14	147,286
50,000	7.350%, 11/27/32	43,054
100,000	VAR, 1.381%, 01/15/14	81,114
200,000	International Lease Finance Corp., VAR, 0.881%, 05/24/10	182,409
20,000	John Deere Capital Corp., 4.500%, 04/03/13	20,404
	SLM Corp.,
150,000	4.000%, 01/15/10	145,291
100,000	5.375%, 01/15/13	83,540
250,000	VAR, 1.232%, 07/27/09	248,683
100,000	Washington Mutual Finance Corp., 6.875%, 05/15/11	102,105
		1,454,223
	Diversified Financial Services — 2.3%
60,000	Allstate Life Global Funding Trusts, 5.375%, 04/30/13	62,039
300,000	ASIF Global Financing XIX, 4.900%, 01/17/13 (e)	255,219
250,000	Associates Corp. of North America, 8.550%, 07/15/09	250,139
150,000	BA Covered Bond Issuer, 5.500%, 06/14/12 (e)	147,566
	Bank of America Corp.,
115,000	5.650%, 05/01/18	101,618
205,000	5.750%, 12/01/17	182,538
200,000	7.375%, 05/15/14	206,603
150,000	7.625%, 06/01/19	150,669
300,000	7.800%, 02/15/10	308,351
	Caterpillar Financial Services Corp.,
80,000	5.450%, 04/15/18	76,164
100,000	6.200%, 09/30/13 (c)	105,876
100,000	7.050%, 10/01/18	105,371

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   13

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Diversified Financial Services — Continued
50,000	7.150%, 02/15/19	53,519
150,000	CIT Group, Inc., 7.625%, 11/30/12	102,712
	Citigroup, Inc.,
150,000	4.700%, 05/29/15	122,937
55,000	5.500%, 04/11/13	51,548
300,000	5.625%, 08/27/12	280,870
185,000	6.000%, 08/15/17	161,277
45,000	8.500%, 05/22/19	45,776
	CME Group, Inc.,
50,000	5.400%, 08/01/13	52,532
50,000	5.750%, 02/15/14	53,321
	General Electric Capital Corp.,
200,000	4.800%, 05/01/13 (c)	200,218
100,000	5.250%, 10/19/12	102,798
400,000	5.625%, 05/01/18	378,313
390,000	5.875%, 02/15/12	407,352
100,000	5.875%, 01/14/38	79,139
115,000	5.900%, 05/13/14	117,376
110,000	6.000%, 06/15/12	115,631
200,000	6.750%, 03/15/32	179,541
500,000	7.375%, 01/19/10	515,073
165,000	Genworth Global Funding Trusts, 5.200%, 10/08/10	160,764
100,000	John Hancock Global Funding II, 7.900%, 07/02/10 (e)	102,535
200,000	MassMutual Global Funding II, 3.500%, 03/15/10 (e)	197,087
250,000	New York Life Global Funding, 5.375%, 09/15/13 (e)	258,747
400,000	Principal Life Global Funding I, 6.250%, 02/15/12 (e)	402,256
130,000	Textron Financial Corp., 5.125%, 02/03/11	119,310
		6,212,785
	Diversified Telecommunication Services — 1.1%
	AT&T, Inc.,
125,000	4.950%, 01/15/13	130,001
50,000	5.500%, 02/01/18	49,927
70,000	5.600%, 05/15/18	70,378
70,000	5.800%, 02/15/19	71,072
45,000	6.300%, 01/15/38	43,481
100,000	BellSouth Corp., 5.200%, 09/15/14	104,104
233,415	Bellsouth Telecommunications, Inc., 6.300%, 12/15/15	240,179
400,000	British Telecommunications plc, (United Kingdom), SUB, 9.125%, 12/15/10	424,829
180,000	France Telecom S.A., (France), SUB, 7.750%, 03/01/11	194,676
150,000	Nynex Capital Funding Co., SUB, 8.230%, 10/15/09	152,583
	Telecom Italia Capital S.A., (Luxembourg),
50,000	4.950%, 09/30/14	47,866
130,000	5.250%, 11/15/13	127,476
100,000	Telefonica Emisiones S.A.U., (Spain), 5.855%, 02/04/13	105,414
115,000	TELUS Corp., (Canada), 8.000%, 06/01/11	123,426
90,000	Verizon Communications, Inc., 6.400%, 02/15/38	88,109
650,000	Verizon Global Funding Corp., 7.250%, 12/01/10	692,082
150,000	Verizon Maryland, Inc., 7.150%, 05/01/23	144,053
100,000	Verizon Pennsylvania, Inc., 8.350%, 12/15/30	108,841
100,000	Verizon Virginia, Inc., 4.625%, 03/15/13	100,219
		3,018,716
	Electric Utilities — 0.5%
25,000	Alabama Power Co., 6.125%, 05/15/38	26,817
100,000	Carolina Power & Light Co., 5.125%, 09/15/13	105,847
100,000	CenterPoint Energy Houston Electric LLC, 5.750%, 01/15/14	102,360
40,000	Columbus Southern Power Co., 6.050%, 05/01/18	40,759
60,000	Duke Energy Indiana, Inc., 6.350%, 08/15/38	65,842
150,000	Exelon Generation Co. LLC, 6.950%, 06/15/11	158,843
	Florida Power & Light Co.,
30,000	5.950%, 10/01/33 (c)	31,947
30,000	5.950%, 02/01/38	32,099
25,000	Georgia Power Co., 5.950%, 02/01/39	26,208
15,000	Oncor Electric Delivery Co., 5.950%, 09/01/13	15,608
75,000	Pacific Gas & Electric Co., 5.625%, 11/30/17	79,386
75,000	Potomac Electric Power Co., 6.500%, 11/15/37	78,360
65,000	PSEG Power LLC, 7.750%, 04/15/11	69,568
175,000	Public Service Co. of Oklahoma, 6.625%, 11/15/37	168,751
25,000	Public Service Electric & Gas Co., 6.330%, 11/01/13	27,332
45,000	Spectra Energy Capital LLC, 7.500%, 09/15/38	44,033

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Electric Utilities — Continued
	Virginia Electric and Power Co.,
140,000	5.100%, 11/30/12	147,936
50,000	5.400%, 04/30/18	51,874
70,000	5.950%, 09/15/17	75,144
70,000	6.350%, 11/30/37	75,191
		1,423,905
	FDIC Guaranteed Securities† — 0.0% (g)
105,000	Goldman Sachs Group, Inc. (The), 3.250%, 06/15/12	108,664
	Food & Staples Retailing — 0.0% (g)
70,000	Wal-Mart Stores, Inc., 6.500%, 08/15/37	78,220
	Food Products — 0.1%
27,000	Bunge N.A. Finance LP, 5.900%, 04/01/17	24,712
50,000	Kellogg Co., 4.250%, 03/06/13	51,472
	Kraft Foods, Inc.,
165,000	6.125%, 02/01/18	170,597
100,000	6.875%, 02/01/38	105,779
		352,560
	Gas Utilities — 0.1%
25,000	CenterPoint Energy Resources Corp., 6.125%, 11/01/17	23,158
80,000	KeySpan Gas East Corp., 7.875%, 02/01/10	82,660
100,000	NGPL PipeCo LLC, 7.119%, 12/15/17 (e)	104,821
50,000	TransCanada Pipelines Ltd., (Canada), 4.000%, 06/15/13	49,894
		260,533
	Health Care Equipment & Supplies — 0.0% (g)
10,000	Baxter International, Inc., 4.000%, 03/01/14	10,101
	Health Care Providers & Services — 0.0% (g)
	WellPoint, Inc.,
13,000	5.875%, 06/15/17	12,723
9,000	7.000%, 02/15/19	9,304
		22,027
	Hotels, Restaurants & Leisure — 0.0% (g)
5,000	McDonald’s Corp., 6.300%, 10/15/37	5,396
	Household Products — 0.0% (g)
89,573	Procter & Gamble - ESOP, 9.360%, 01/01/21	107,845
	Industrial Conglomerates — 0.1%
	General Electric Co.,
250,000	5.000%, 02/01/13	260,129
65,000	5.250%, 12/06/17	63,833
		323,962
	Insurance — 0.4%
130,000	American International Group, Inc., SUB, 4.250%, 05/15/13	75,304
200,000	Jackson National Life Global Funding, 6.125%, 05/30/12 (e)	196,862
70,000	Liberty Mutual Group, Inc., 7.500%, 08/15/36 (e)	48,240
100,000	Metropolitan Life Global Funding I, 5.200%, 09/18/13 (e)	99,592
150,000	Monumental Global Funding II, 4.375%, 07/30/09 (e)	149,973
100,000	Nationwide Financial Services, 6.250%, 11/15/11	101,193
80,000	Principal Life Income Funding Trusts, 5.300%, 04/24/13	79,816
	Protective Life Secured Trusts,
85,000	4.000%, 10/07/09	85,375
200,000	4.000%, 04/01/11	197,561
25,000	Travelers Cos, Inc. (The), 5.800%, 05/15/18	25,697
		1,059,613
	Integrated Telecommunication Services — 0.0% (g)
25,000	Telefonica Emisiones SAU, (Spain), 5.877%, 07/15/19	25,775
	Machinery — 0.0% (g)
25,000	Parker Hannifin Corp., 5.500%, 05/15/18	25,565
	Media — 0.4%
125,000	Comcast Cable Communications LLC, 7.125%, 06/15/13	137,500
335,000	Comcast Cable Holdings LLC, 9.800%, 02/01/12	377,111
	Comcast Corp.,
100,000	5.500%, 03/15/11	104,054
50,000	5.900%, 03/15/16	51,721
100,000	Historic TW, Inc., 9.150%, 02/01/23	108,427
	Time Warner Entertainment Co. LP,
50,000	8.375%, 03/15/23	55,131
150,000	10.150%, 05/01/12	168,057
50,000	Viacom, Inc., 6.250%, 04/30/16	49,258
		1,051,259
	Metals & Mining — 0.1%
100,000	Alcoa, Inc., 5.550%, 02/01/17	84,455
40,000	BHP Billiton Finance USA Ltd., (Australia), 5.400%, 03/29/17	41,781
		126,236

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   15

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Multi-Utilities — 0.2%
	Duke Energy Carolinas LLC,
75,000	5.100%, 04/15/18	77,562
75,000	5.625%, 11/30/12	80,383
75,000	6.250%, 01/15/12	80,653
50,000	KCP&L Greater Missouri Operations Co., SUB, 11.875%, 07/01/12	55,250
	Sempra Energy,
100,000	6.500%, 06/01/16	104,384
40,000	8.900%, 11/15/13	44,698
		442,930
	Oil, Gas & Consumable Fuels — 0.3%
100,000	Canadian Natural Resources Ltd., (Canada), 5.900%, 02/01/18	102,145
	ConocoPhillips,
25,000	5.750%, 02/01/19	26,275
120,000	6.000%, 01/15/20	128,485
125,000	8.750%, 05/25/10	133,424
75,000	ConocoPhillips Canada Funding Co. I, (Canada), 5.625%, 10/15/16	79,868
150,000	Marathon Oil Corp., 6.000%, 10/01/17	152,734
45,000	Suncor Energy, Inc., (Canada), 6.850%, 06/01/39	44,249
95,000	XTO Energy, Inc., 5.750%, 12/15/13	99,886
		767,066
	Paper & Forest Products — 0.0% (g)
100,000	Weyerhaeuser Co., 6.750%, 03/15/12	100,036
	Pharmaceuticals — 0.1%
35,000	AstraZeneca plc, (United Kingdom), 5.400%, 06/01/14	37,876
50,000	GlaxoSmithKline Capital, Inc., 4.375%, 04/15/14	51,220
80,000	Novartis Capital Corp., 4.125%, 02/10/14	82,350
		171,446
	Real Estate Investment Trusts (REITs) — 0.1%
100,000	HRPT Properties Trust, 6.650%, 01/15/18	80,464
	Simon Property Group LP,
50,000	5.625%, 08/15/14	47,744
45,000	6.100%, 05/01/16	41,995
30,000	6.750%, 05/15/14 (c)	30,144
		200,347
	Road & Rail — 0.1%
150,000	Burlington Northern Santa Fe Corp., 7.125%, 12/15/10	158,679
25,000	CSX Corp., 7.375%, 02/01/19	27,151
		185,830
	Software — 0.1%
	Oracle Corp.,
50,000	5.250%, 01/15/16	52,321
50,000	5.750%, 04/15/18	52,742
30,000	6.500%, 04/15/38	31,954
		137,017
	Specialty Retail — 0.1%
70,000	Home Depot, Inc., 5.400%, 03/01/16	69,875
35,000	Staples, Inc., 9.750%, 01/15/14 (c)	39,093
		108,968
	Thrifts & Mortgage Finance — 0.1%
250,000	Countrywide Home Loans, Inc., 4.000%, 03/22/11	246,724
	Water Utilities — 0.0% (g)
100,000	American Water Capital Corp., 6.085%, 10/15/17 (c)	96,007
	Wireless Telecommunication Services — 0.1%
150,000	New Cingular Wireless Services, Inc., 7.875%, 03/01/11	161,770
	Rogers Communications, Inc., (Canada),
70,000	6.375%, 03/01/14	75,031
50,000	6.800%, 08/15/18	53,601
50,000	Vodafone Group plc, (United Kingdom), 5.000%, 09/15/15 (c)	50,205
		340,607
	Total Corporate Bonds (Cost $27,653,181)	26,714,293
	Foreign Government Security — 0.0% (g)
100,000	United Mexican States, (Mexico), 6.625%, 03/03/15 (Cost $101,677)	108,100
	Mortgage Pass-Through Securities — 9.4%
	Federal Home Loan Mortgage Corp.,
251,837	ARM, 3.707%, 04/01/34	256,355
149,784	ARM, 4.240%, 01/01/27	150,236
40,376	ARM, 4.493%, 04/01/30	41,067
219,902	ARM, 4.618%, 03/01/35	227,700
368,757	ARM, 5.880%, 01/01/37	388,952
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
84,475	4.500%, 08/01/18	87,612
212,054	5.000%, 12/01/13 – 04/01/14	218,069
56,275	5.500%, 03/01/14	59,261
20,594	6.000%, 04/01/14	21,841
469,960	6.500%, 06/01/14 – 02/01/19	497,926
196,354	7.000%, 02/01/11 – 01/01/17	207,072

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Mortgage Pass-Through Securities — Continued
1,615	7.500%, 09/01/10	1,642
25,838	8.500%, 12/01/09 – 11/01/15	29,739
788	9.000%, 06/01/10	813
	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
103,524	6.000%, 12/01/22	109,236
188,485	6.500%, 11/01/22	203,120
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
961,961	5.000%, 02/01/36 – 06/01/38	981,239
248,848	5.500%, 10/01/33	258,139
1,199,802	6.000%, 04/01/26 – 02/01/39	1,255,036
1,040,861	6.500%, 11/01/25 – 11/01/34	1,116,133
174,918	7.000%, 04/01/35	189,552
12,567	8.500%, 07/01/28	13,943
251,348	Federal Home Loan Mortgage Corp. Gold Pools, Other, 7.000%, 07/01/29	266,986
	Federal Home Loan Mortgage Corp., 30 Year, Single Family,
1,178	9.000%, 12/01/09	1,195
50,620	10.000%, 01/01/20 - 09/01/20	53,859
3,467	12.000%, 07/01/19	3,998
	Federal National Mortgage Association,
261,253	ARM, 3.804%, 05/01/35	268,283
211,269	ARM, 3.942%, 07/01/33	213,593
4,124	ARM, 3.961%, 03/01/19	4,146
80,370	ARM, 3.979%, 04/01/34	82,217
12,573	ARM, 4.075%, 03/01/29	12,571
196,374	ARM, 4.148%, 10/01/34	201,947
466,472	ARM, 4.633%, 08/01/34	472,386
209,694	ARM, 4.681%, 04/01/33	213,201
702,005	ARM, 4.826%, 01/01/35	717,459
230,799	ARM, 5.031%, 01/01/34	238,736
	Federal National Mortgage Association, 15 Year, Single Family,
542,747	3.500%, 09/01/18 – 06/01/19	528,604
83,216	4.000%, 07/01/18	85,097
831,066	4.500%, 07/01/18 – 05/01/23	851,493
57,577	5.000%, 06/01/18	60,291
771,219	5.500%, 04/01/22	808,165
618,903	6.000%, 04/01/13 – 09/01/22	657,317
184,089	6.500%, 11/01/11 – 08/01/20	195,200
128,492	8.000%, 11/01/12 – 01/01/16	135,740
	Federal National Mortgage Association, 20 Year, Single Family,
241,258	4.500%, 01/01/25	243,181
1,074,895	5.000%, 11/01/23	1,104,037
327,172	6.500%, 03/01/19 – 12/01/22	352,166
	Federal National Mortgage Association, 30 Year, FHA/VA,
97,817	8.500%, 10/01/26 – 06/01/30	107,101
102,267	9.000%, 04/01/25	112,181
	Federal National Mortgage Association, 30 Year, Single Family,
360,520	3.000%, 09/01/31	339,174
589,149	4.500%, 04/01/38 – 05/01/39	588,722
591,394	5.000%, 09/01/35	604,215
1,165,610	5.500%, 01/01/38 – 06/01/38	1,204,888
326,877	6.000%, 01/01/29 – 03/01/33	346,642
2,040,956	6.500%, 09/01/25 – 11/01/36	2,179,721
6,017	7.000%, 08/01/32	6,589
51,039	7.500%, 03/01/30 – 08/01/30	55,721
232,871	8.000%, 03/01/27 - 11/01/28	254,762
	Federal National Mortgage Association, Other,
265,200	4.000%, 09/01/13	269,854
383,321	4.500%, 11/01/14	393,215
151,172	5.500%, 09/01/33	156,863
218,333	6.000%, 09/01/28	230,279
512,034	6.500%, 10/01/35	545,006
56,067	7.500%, 02/01/13	60,078
	Government National Mortgage Association II, 30 Year, Single Family,
6,936	7.500%, 12/20/26	7,576
139,556	8.000%, 11/20/26 – 01/20/27	153,948
4,179	8.500%, 05/20/25	4,515
	Government National Mortgage Association II, Other,
1,174,935	ARM, 4.500%, 07/20/34 – 09/20/34	1,200,163
39,626	Government National Mortgage Association, 15 Year, Single Family, 8.000%, 01/15/16	42,619
	Government National Mortgage Association, 30 Year, Single Family,
746,658	6.000%, 05/15/37 – 10/15/38	778,771
622,407	6.500%, 03/15/28 – 12/15/38	662,672
68,114	7.000%, 12/15/25 – 06/15/33	74,577
32,970	7.500%, 05/15/23 – 09/15/28	36,186
46,316	8.000%, 09/15/22 – 05/15/28	52,156
12,466	9.000%, 11/15/24	13,503
446,367	9.500%, 10/15/24	535,261
	Total Mortgage Pass-Through Securities (Cost $24,493,287)	25,103,509

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   17

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Municipal Bond — 0.1%
	Illinois — 0.1%
160,000	State of Illinois, Taxable Pension, Series 2003, GO, 5.100%, 06/01/33 (Cost $160,000)	142,485
	Supranational — 0.0% (g)
50,000	Corp. Andina de Fomento, (Supranational), 5.200%, 05/21/13 (Cost $49,906)	50,227
	U.S. Government Agency Securities — 8.1%
	Federal Home Loan Mortgage Corp.,
1,255,000	2.500%, 04/23/14 (c)	1,235,132
30,000	4.875%, 06/13/18 (c)	32,284
125,000	5.125%, 10/18/16	136,894
	Federal National Mortgage Association,
3,000,000	Zero Coupon, 10/09/19	1,527,300
630,000	Zero Coupon, 03/23/28	230,657
495,000	2.750%, 03/13/14	493,941
150,000	4.875%, 12/15/16 (c)	162,164
6,000,000	Federal National Mortgage Association Interest STRIPS, Zero Coupon, 09/23/20	3,403,746
	Financing Corp., Principal STRIPS,
2,000,000	11/02/18	1,289,026
8,000,000	12/06/18	5,120,288
4,000,000	Residual Funding Corp., Principal STRIPS, 07/15/20	2,380,888
	Resolution Funding Corp., Interest STRIPS,
1,000,000	Zero Coupon, 10/15/17	706,129
2,000,000	Zero Coupon, 01/15/20	1,235,842
5,000,000	Tennessee Valley Authority STRIPS, Zero Coupon, 07/15/16	3,729,700
	Total U.S. Government Agency Securities (Cost $19,619,355)	21,683,991
	U.S. Treasury Obligations — 15.7%
	U.S. Treasury Bonds,
415,000	4.375%, 02/15/38 (c)	419,085
75,000	4.500%, 05/15/38	77,426
230,000	5.000%, 05/15/37	255,947
10,000	6.375%, 08/15/27	12,622
150,000	6.750%, 08/15/26	195,211
80,000	7.250%, 08/15/22	105,100
2,090,000	8.875%, 08/15/17	2,888,936
560,000	9.250%, 02/15/16	766,674
	U.S. Treasury Bonds Coupon STRIPS,
2,500,000	08/15/14	2,159,603
2,000,000	11/15/14	1,710,938
1,750,000	02/15/15	1,482,124
500,000	05/15/15 (c)	418,212
750,000	08/15/15	621,329
4,715,000	11/15/15	3,840,603
3,300,000	02/15/16 (m)	2,649,672
1,615,000	05/15/16 (c)	1,281,782
1,925,000	08/15/16	1,499,625
2,900,000	11/15/16	2,236,216
675,000	02/15/17	511,738
3,625,000	05/15/17 (c)	2,723,796
2,900,000	11/15/17	2,105,299
280,000	02/15/19 (c)	193,013
	U.S. Treasury Bonds Principal STRIPS,
270,000	02/15/19 (c)	186,489
10,000,000	05/15/20	6,324,970
300,000	U.S. Treasury Inflation Indexed Bonds, 3.625%, 04/15/28	481,302
170,000	U.S. Treasury Inflation Indexed Notes, 1.375%, 07/15/18	162,960
	U.S. Treasury Notes,
420,000	1.250%, 11/30/10	423,100
2,150,000	1.375%, 04/15/12	2,142,105
10,000	1.500%, 12/31/13	9,632
465,000	1.750%, 01/31/14 (c)	451,924
40,000	2.000%, 11/30/13	39,413
1,770,000	2.750%, 07/31/10 (c)	1,811,414
130,000	2.750%, 10/31/13	132,407
955,000	2.750%, 02/15/19	894,415
185,000	3.125%, 09/30/13	191,388
45,000	3.375%, 07/31/13	47,155
50,000	3.500%, 02/15/18	50,246
495,000	3.750%, 11/15/18 (c)	503,549
20,000	4.000%, 08/15/18	20,745
	Total U.S. Treasury Obligations (Cost $39,532,071)	42,028,165
	Total Long-Term Investments (Cost $257,783,264)	259,602,424

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE ($)
Short-Term Investment — 2.7%
	Investment Company — 2.7%
7,161,973	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.440% (b) (l) (Cost $7,161,973)	7,161,973
Investment of Cash Collateral for Securities on Loan — 3.0%
	Investment Company — 3.0%
8,027,080	JPMorgan Prime Money Market Fund, Capital Shares, 0.450% (b) (l) (Cost $8,027,080)	8,027,080
	Total Investments — 102.6% (Cost $272,972,317)	274,791,477
	Liabilities in Excess of Other Assets — (2.6)%	(6,883,369)
	NET ASSETS — 100.0%	$267,908,108

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   19

JPMorgan Insurance Trust Core Bond Portfolio

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (Unaudited)

ARM—	Adjustable Rate Mortgage

CMO—	Collateralized Mortgage Obligation

ESOP—	Employee Stock Ownership Program

FHA—	Federal Housing Administration

GMAC—	General Motors Acceptance Corp.

GO—	General Obligation

HB—	High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.

IF—	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of June 30, 2009. The rate may be subject to a cap and floor.

IO—	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

PO—	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

REMICS—	Real Estate Mortgage Investment Conduits

STRIPS—	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB—	Step-Up Bond. The interest rate shown is the rate in effect as of June 30, 2009.

VA—	Veterans Administration

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of June 30, 2009.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(d)—	Defaulted Security.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)—	Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Portfolio owns fair valued securities with a value of $379,713, which amounts to 0.1% of total investments.

(g)—	Amount rounds to less than 0.1%.

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(l)—	The rate shown is the current yield as of June 30, 2009.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(y)—	Affiliated issuer. Security was purchased prior to its affiliation with JPMorgan Chase & Co.

†—	Securities are guaranteed by the Federal Deposit Insurance Corporation (FDIC) under its Temporary Liquidity Guarantee Program (TLGP). Under this program, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest. The expiration of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2009 (Unaudited)

Core Bond Portfolio
ASSETS:
Investments in non-affiliates, at value	$259,270,471
Investments in affiliates, at value	15,521,006
Total investment securities, at value	274,791,477
Cash	35,242
Receivables:
Investment securities sold	3,095,835
Portfolio shares sold	15,389
Interest and dividends	1,390,945
Total Assets	279,328,888

LIABILITIES:
Payables:
Investment securities purchased	2,921,469
Collateral for securities lending program	8,027,080
Portfolio shares redeemed	210,886
Accrued liabilities:
Investment advisory fees	80,690
Administration fees	25,412
Distribution fees	4
Custodian and accounting fees	87,567
Trustees’ and Chief Compliance Officer’s fees	9
Other	67,663
Total Liabilities	11,420,780
Net Assets	$267,908,108

NET ASSETS :
Paid in capital	$263,096,643
Accumulated undistributed (distributions in excess of) net investment income	2,881,140
Accumulated net realized gains (losses)	111,165
Net unrealized appreciation (depreciation)	1,819,160
Total Net Assets	$267,908,108

Net Assets:
Class 1	$267,890,873
Class 2	17,235
Total	$267,908,108
Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class 1	25,539,434
Class 2	1,644

Net asset value, offering and redemption price per share:
Class 1	$10.49
Class 2	$10.48

Cost of investments in non-affiliates	$257,453,539
Cost of investments in affiliates	15,518,778
Value of securities on loan	7,864,065

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   21

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2009 (Unaudited)

Core Bond Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$5,884,262
Interest income from affiliates	10,396
Dividend income from affiliates(a)	29,585
Income from securities lending (net)	40,339
Total investment income	5,964,582

EXPENSES:
Investment advisory fees	367,425
Administration fees	100,067
Distribution fees — Class 2	21
Custodian and accounting fees	41,258
Interest expense to affiliates	468
Professional fees	38,822
Trustees’ and Chief Compliance Officer’s fees	1,000
Printing and mailing costs	41,082
Transfer agent fees	7,944
Other	16,440
Total expenses	614,527
Less amounts waived	(62,891)
Less earnings credits	(21)
Net expenses	551,615
Net investment income (loss)	5,412,967

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,887,115
Investments in affiliates	(1,202)
Net realized gain (loss)	1,885,913
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	850,884
Investments in affiliates	(5,251)
Change in net unrealized appreciation (depreciation)	845,633
Net realized/unrealized gains (losses)	2,731,546
Change in net assets resulting from operations	$8,144,513

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Core Bond Portfolio
	Six Months Ended 6/30/2009 (Unaudited)	Year Ended 12/31/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,412,967	$8,706,016
Net realized gain (loss)	1,885,913	658,501
Change in net unrealized appreciation (depreciation)	845,633	(7,124,491)
Change in net assets resulting from operations	8,144,513	2,240,026

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(11,227,796)	(9,898,971)
Class 2
From net investment income	(1,375)	(857)
Total distributions to shareholders	(11,229,171)	(9,899,828)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	125,170,919	(38,296,723)

NET ASSETS :
Change in net assets	122,086,261	(45,956,525)
Beginning of period	145,821,847	191,778,372
End of period	$267,908,108	$145,821,847
Accumulated undistributed (distributions in excess of) net investment income	$2,881,140	$8,697,344

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$11,939,723	$15,589,934
Net assets acquired in Portfolio reorganization (Note 8)	136,857,605	—
Dividends and distributions reinvested	11,227,796	9,898,971
Cost of shares redeemed	(34,855,580)	(63,786,407)
Change in net assets from Class 1 capital transactions	$125,169,544	$(38,297,502)
Class 2
Dividends and distributions reinvested	$1,375	$857
Cost of shares redeemed	—	(78)
Change in net assets from Class 2 capital transactions	$1,375	$779

Total change in net assets from capital transactions	$125,170,919	$(38,296,723)

SHARE TRANSACTIONS:
Class 1
Issued	1,131,669	1,393,709
Shares issued in connection with Portfolio reorganization (Note 8)	13,237,675	—
Reinvested	1,087,965	899,907
Redeemed	(3,244,738)	(5,774,883)
Change in Class 1 Shares	12,212,571	(3,481,267)
Class 2
Reinvested	133	78
Redeemed	—	(7)
Change in Class 2 Shares	133	71

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   23

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Core Bond Portfolio
Class 1
Six Months Ended June 30, 2009 (Unaudited)	$10.94	$0.31	(e)	$0.18	$0.49	$(0.94)
Year Ended December 31, 2008	11.41	0.56	(e)	(0.41)	0.15	(0.62)
Year Ended December 31, 2007	11.30	0.51	(e)	0.17	0.68	(0.57)
Year Ended December 31, 2006	11.26	0.54		(0.08)	0.46	(0.42)
Year Ended December 31, 2005	11.45	0.40		(0.14)	0.26	(0.45)
Year Ended December 31, 2004	11.58	0.46		0.01	0.47	(0.60)

Class 2
Six Months Ended June 30, 2009 (Unaudited)	10.92	0.31	(e)	0.16	0.47	(0.91)
Year Ended December 31, 2008	11.38	0.54	(e)	(0.41)	0.13	(0.59)
Year Ended December 31, 2007	11.29	0.49	(e)	0.16	0.65	(0.56)
August 16, 2006(f) through December 31, 2006	11.00	0.18		0.11	0.29	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$10.49	4 .66%	$267,891	0.60%	5 .87%	0.67%	15%
10.94	1 .31	145,805	0.60	5 .04	0.63	3
11.41	6 .21	191,762	0.60	4 .62	0.65	4
11.30	4 .23	252,140	0.65	4 .52	0.70	13
11.26	2 .39	327,339	0.74	4 .54	0.79	17
11.45	4 .13	234,961	0.75	4 .79	0.79	15

10.48	4 .43	17	0.85	5 .77	0.93	15
10.92	1 .15	17	0.85	4 .83	0.87	3
11.38	5 .93	16	0.85	4 .36	0.91	4
11.29	2 .64	15	0.84	4 .29	0.87	13

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   25

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified / Non-Diversified
Core Bond Portfolio	Class 1 and Class 2	Diversified

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees, and each class has exclusive voting rights with respect to its distribution plan or administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

26   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

The following is a summary of the inputs used as of June 30, 2009 in valuing the Portfolio’s assets and liabilities carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted prices	$15,189,053	$—
Level 2 — Other significant observable inputs	259,222,711	—
Level 3 — Significant unobservable inputs	379,713	—
Total	$274,791,477	$—

*	Other financial instruments may include futures, forwards and swap contracts.

The following is a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of December 31, 2008	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization/ accretion	Net purchases (sales)	Net transfers in (out) of Level 3	Balance as of June 30, 2009
Investments in Securities
Collateralized Mortgage Obligations	$—	$—	$(9,239)	$(23,375)	$412,327	$—	$379,713

Transfers into Level 3 are valued utilizing values as of the end of the period and transfers out of Level 3 are valued utilizing values as of the beginning of the period.

The change in unrealized appreciation (depreciation) attributable to securities owned at June 30, 2009, which were valued using significant unobservable inputs (Level 3) amounted to $(9,239). This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statement of Operations and Statement of Changes in Net Assets.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2009

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$2,192,062	$—	$2,192,062
Collateralized Mortgage Obligations
Agency CMO	—	109,377,829	379,713	109,757,542
Non-Agency CMO	—	28,334,727	—	28,334,727
Commercial Mortgage-Backed Securities	—	3,487,323	—	3,487,323
Corporate Bonds
Aerospace & Defense	—	185,133	—	185,133
Air Freight & Logistics	—	53,252	—	53,252
Airlines	—	124,975	—	124,975
Automobiles	—	351,569	—	351,569
Beverages	—	319,811	—	319,811
Biotechnology	—	42,200	—	42,200
Broadcasting & Cable TV	—	31,826	—	31,826
Capital Markets	—	4,382,593	—	4,382,593
Chemicals	—	530,397	—	530,397
Commercial Banks	—	1,903,231	—	1,903,231
Communications Equipment	—	109,371	—	109,371
Computers & Peripherals	—	215,572	—	215,572
Consumer Finance	—	1,454,223	—	1,454,223
Diversified Financial Services	—	6,212,785	—	6,212,785
Diversified Telecommunication Services	—	3,018,716	—	3,018,716
Electric Utilities	—	1,423,905	—	1,423,905
FDIC Guaranteed Securities	—	108,664	—	108,664
Food & Staples Retailing	—	78,220	—	78,220

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   27

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Food Products	$—	$352,560	$—	$352,560
Gas Utilities	—	260,533	—	260,533
Health Care Equipment & Supplies	—	10,101	—	10,101
Health Care Providers & Services	—	22,027	—	22,027
Hotels, Restaurants & Leisure	—	5,396	—	5,396
Household Products	—	107,845	—	107,845
Industrial Conglomerates	—	323,962	—	323,962
Insurance	—	1,059,613	—	1,059,613
Integrated Telecommunication Services	—	25,775	—	25,775
Machinery	—	25,565	—	25,565
Media	—	1,051,259	—	1,051,259
Metals & Mining	—	126,236	—	126,236
Multi-Utilities	—	442,930	—	442,930
Oil, Gas & Consumable Fuels	—	767,066	—	767,066
Paper & Forest Products	—	100,036	—	100,036
Pharmaceuticals	—	171,446	—	171,446
Real Estate Investment Trusts (REITs)	—	200,347	—	200,347
Road & Rail	—	185,830	—	185,830
Software	—	137,017	—	137,017
Specialty Retail	—	108,968	—	108,968
Thrifts & Mortgage Finance	—	246,724	—	246,724
Water Utilities	—	96,007	—	96,007
Wireless Telecommunication Services	—	340,607	—	340,607
Total Corporate Bonds	—	26,714,293	—	26,714,293
Foreign Government Security	—	108,100	—	108,100
Mortgage Pass-Through Securities	—	25,103,509	—	25,103,509
Municipal Bond	—	142,485	—	142,485
Supranational	—	50,227	—	50,227
U.S. Government Agency Securities	—	21,683,991	—	21,683,991
U.S. Treasury Obligations	—	42,028,165	—	42,028,165
Short-Term Investment
Investment Company	7,161,973	—	—	7,161,973
Investment of Cash Collateral for Securities on Loan	8,027,080	—	—	8,027,080
Total	$15,189,053	$259,222,711	$379,713	$274,791,477

B.  Restricted and Illiquid Securities — The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of June 30, 2009:

Value	Percentage
$287,631	0.1%

28   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

C.  Transactions with Affiliates — An issuer which is under common control with the Portfolio may be considered to be an affiliate. For the purposes of the report, the Portfolio assumes the following to be affiliated issuers:

	For the six months ended June 30, 2009
Affiliate	Value at December 31, 2008	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend*/ Interest Income	Shares/ Principal Amount ($) at June 30, 2009	Value at June 30, 2009
Bear Stearns Cos., LLC (The), 5.70%, 11/15/14**	$97,630	—	$19,000	$(1,202)	$2,461	$80,000	$81,509
Bear Stearns Cos., LLC (The), 6.40%, 10/02/17**	259,795	—	—	—	7,935	$250,000	250,444
JPMorgan Government Money Market Fund, Institutional Class Shares	—	$1,325,535	1,325,535	—	762	—	—
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	—	43,002,033	35,840,060	—	16,616	7,161,973	7,161,973
JPMorgan Prime Money Market Fund, Institutional Shares	—	7,563,349	7,563,349	—	4,434	—	—
JPMorgan Prime Money Market Fund, Capital Shares***	8,193,584	43,105,934	43,272,438	—	—	8,027,080	8,027,080
Total	$8,551,009			$(1,202)	$32,208		$15,521,006

*	Does not include reimbursement of advisory, administration and shareholder servicing fees resulting from investments in money market funds as disclosed in notes 2.D. and 3.A.

**	Security was purchased prior to its affiliation with JPMorgan Chase & Co.

***	Represents investment of cash collateral related to securities on loan, as described in note 2.D. Dividend income earned from this investment is included in Income from securities lending (net) in the Statement of Operations.

D.  Securities Lending — The Portfolio may lend securities to brokers approved by J.P. Morgan Investment Advisors Inc. (the “Advisor”) in order to generate additional income. JPMorgan Chase Bank N.A. (“JPMCB”), an affiliate of the Portfolio, serves as lending agent for the Portfolio. Securities loans are collateralized by cash, which is invested in approved instruments (“collateral investments”), in accordance with investment guidelines. Upon termination of the loan, the Portfolio is required to return to the borrower the posted cash collateral. Loans are subject to termination by the Portfolio or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments, net of a rebate paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as income from securities lending (net) on the Statement of Operations. The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as interest income on the Statement of Operations. For the period ended June 30, 2009, the Portfolio earned $32,223 from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities, plus accrued interest, and 105% of the value of loaned non-U.S. securities, plus accrued interest. The securities lending agreement with JPMCB requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 100% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of cash collateral investments are disclosed in the Schedule of Portfolio Investments. At June 30, 2009, the value of outstanding securities on loan and the value of collateral investments were as follows:

Value of Loaned Securities	Cash Collateral Posted by Borrower	Total Value of Collateral Investments
$7,864,065	$8,027,080	$8,027,080

The Portfolio bears the risk of loss associated with the investment of the cash collateral and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted, when the Advisor does not believe that it is prudent to sell the cash collateral investments to fund this liability.

Securities lending involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, JPMCB has agreed to indemnify the Portfolio from losses resulting from a borrower failure to return a loaned security.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   29

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (Unaudited) (continued)

The Portfolio invests cash collateral amounts received from borrowers in JPMorgan Prime Money Market Fund — Capital Shares. The Advisor of the Portfolio waived fees associated with the Portfolio’s investment in JPMorgan Prime Money Market in the amount of $3,203. These amounts offset the shareholder servicing fees and other expenses, excluding advisory fees, incurred by JPMorgan Prime Money Market Fund related to the Portfolio’s investment in such fund. A portion of the reimbursement is voluntary.

Under the Securities Lending Agreement, JPMCB is entitled to a fee paid monthly in arrears equal to: (i) 0.03% of the average dollar value of loans of U.S. Securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-U.S. securities outstanding during a given month.

The Portfolio paid lending agent fees to JPMCB for the six months ended June 30, 2009 in the amount of $1,341.

E.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

Purchases of to be announced (“TBA”), when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Portfolio’s policy to reserve assets with a current value at least equal to the amount of its TBA, when-issued or delayed delivery purchase commitments.

F.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

G.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.40%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor, reimburse to the Portfolio an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the six months ended June 30, 2009 (excluding the reimbursement disclosed in Note 2.D. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) was $7,773.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the

30   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2009 the annualized effective rate was 0.11% of the Portfolio’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E.  Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s average daily net assets as shown in the table below:

Class 1	Class 2
0.60%	0.85%

The contractual expense limitation agreements were in effect for the six months ended June 30, 2009. The expense limitation percentages in the table above are in place until at least April 30, 2010.

For the six months ended June 30, 2009, the Advisor contractually waived fees for the Portfolio in the amount of $62,891. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2009, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the six months ended June 30, 2009, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2009, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$20,960,013	$38,778,940	$7,577,090	$8,141,917

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   31

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (Unaudited) (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2009, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$272,972,317	$12,801,096	$10,981,936	$1,819,160

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2009, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

The Portfolio is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Portfolio is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Portfolio such as swap and option contracts, credit-linked notes and TBA securities.

The Portfolio is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Portfolio is subject to the risk that should the Portfolio decide to sell an illiquid investment when a ready buyer is not available at a price the Portfolio deems representative of its value, the value of the Portfolio’s net assets could be adversely affected.

8. Business Combinations

In November, 2008, the Boards of Trustees of the Trust and J.P. Morgan Series Trust II approved management’s proposal to merge JPMorgan Bond Portfolio (a “Target Portfolio”) into JPMorgan Insurance Trust Core Bond Portfolio (the “Acquiring Portfolio”). Additionally, on November 12, 2008, the Board of Trustees of JPMorgan Insurance Trust approved management’s proposal to merge JPMorgan Insurance Trust Government Bond Portfolio (a “Target Portfolio” and together with JPMorgan Bond Portfolio, the “Target Portfolios”) into the Acquiring Portfolio. The Agreements and Plans of Reorganization, with respect to the Target Portfolios were each approved by the Target Portfolios’ respective shareholders at a combined special meeting of shareholders held on April 1, 2009. The reorganizations were effective after the close of business April 24, 2009. The Acquiring Portfolio acquired all of the assets and liabilities of the corresponding Target Portfolios as shown in the table below. The transactions were structured to qualify as tax-free reorganizations under the Code. Pursuant to the Agreements and Plans of Reorganization, shareholders of the Target Portfolios received a number of Class 1 shares in the Acquiring Portfolio with a value equal to their holdings in the Target Portfolios as of the close of business on date of the reorganizations.

32   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganizations:

	Shares Outstanding	Net Assets	Net Assets Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Portfolios
JPMorgan Bond Portfolio	2,920,466	$22,972,703	$7.87	$(1,416,497)
JPMorgan Insurance Trust Government Bond Portfolio
Class 1	10,484,527	$113,884,902	$10.86	8,583,684

Acquiring Portfolio
JPMorgan Insurance Trust Core Bond Portfolio				$(6,137,220)
Class 1	12,927,764	$133,653,452	$10.34
Class 2	1,644	16,995	10.34

Post Reorganization
JPMorgan Insurance Trust Core Bond Portfolio				$1,039,767
Class 1	26,165,439	$270,511,057	$10.34
Class 2	1,644	16,995	10.34

Expenses related to the reorganization were incurred by the Target Portfolio. The Administrator voluntarily waived its fee and/or reimbursed expenses in an amount equal to the reorganization expense.

9. Subsequent Event

Management has evaluated all subsequent transactions and events after the balance sheet date through August 17, 2009, the date on which these financial statements were issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   33

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2009, and continued to hold your shares at the end of the reporting period, June 30, 2009.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2009	Ending Account Value, June 30, 2009	Expenses Paid During January 1, 2009 to June 30, 2009*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$1,046.60	$3.04	0.60%
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class 2
Actual	1,000.00	1,044.30	4.31	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

34   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. June 2009.	SAN-JPMITCBP-609

Semi-Annual Report

JPMorgan Insurance Trust

Six months ended June 30, 2009 (Unaudited)

JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	5
Financial Statements	8
Financial Highlights	12
Notes to Financial Statements	14
Schedule of Shareholder Expenses	19
Special Shareholder Meeting Results	20

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 15, 2009 (Unaudited)

Dear Shareholder:

As you know, the past year has been among the most dramatic and difficult in modern financial history, with an unprecedented financial crisis sending the U.S. and global economies into a deep and painful recession. As we enter the second half of 2009, we have seen some hints of optimism in both the markets and economy, but we still face a long and bumpy road to recovery.

“As we enter the second half of 2009, we have seen some hints of optimism in both the markets and economy, but we still face a long and bumpy road to recovery.”

The financial storm abates

Three months after the collapse of Lehman Brothers last September, the average daily volatility of the Dow Jones Industrial Average was greater than in any three months over the Dow’s 113-year history. The first few months of 2009 offered investors little respite: in early March, stocks plunged to their lowest level in 14 years.

Recently, however, there have been signs that the storm has abated somewhat: the government and Federal Reserve’s policy actions have loosened credit markets and helped reduce the risk of additional major bank failures. Additionally, declining stock market volatility, lower credit spreads and a rally in financial firm stocks all seem to suggest that the worst of the financial crisis may be behind us.

The economy is also showing signs of buoyancy, including some stabilization in consumer spending and improvements in international trade and housing starts in the second quarter. Many economists believe that real gross domestic product growth will turn positive in the second half of the year, powered by a rebound in homebuilding, autos and inventories. Despite these “green shoots,” however, risks, such as rising unemployment, low consumer confidence and a vulnerable economy, still persist.

As riskier assets rally, Treasury prices sink

Inflation concerns, as well as investors’ willingness to take on riskier assets, such as corporate debt, contributed to a drop in Treasury prices and higher yields during the second quarter. As of June 30, 2009, 30-year bond yields rose to 4.32% from 2.69% six months earlier, the benchmark 10-year Treasury yields ended the period at 3.53% from 2.25% six months earlier, and the two-year note rose to 1.13% from 0.78%.

Stock indexes strengthened by second quarter rally

A strong second-quarter performance helped propel both the S&P 500 Index and NASDAQ Composite Index out of negative territory for the first half of the year. For the six months ended June 30, 2009, the S&P 500 Index was up 3.16% and the NASDAQ Composite Index rose 16.99%. The Dow Jones Industrial Average, however, ended the period in negative territory, returning –3.75%. Outside of the U.S., emerging markets powered a strong second-quarter rally, returning 36.22% over the six months, as measured by the MSCI Emerging Markets Index. Developed markets, as measured by the MSCI EAFE Index, rose 8.42% for the same period.

From a style perspective, mid-caps fared better (9.96%, as measured by the Russell Midcap Index) than their large- and small-cap counterparts during the period (4.32% and 2.64%, as measured by the Russell 1000 and Russell 2000 Indexes, respectively). Investors also appeared to be favoring more stable companies. The Russell 1000 Growth Index returned 11.53% in the period, compared to –2.87% for the Russell 1000 Value Index. Moving down the capitalization spectrum, the Russell Midcap Growth and Russell Midcap Value Indexes returned 16.61% and 3.19%, respectively. In the small-cap segment, the Russell 2000 Growth Index returned 11.36%, while the Russell 2000 Value Index closed at –5.17%.

Consider focusing on “timeless” principles of investing

The past year has challenged many time-honored investing strategies, but, as the “storm” abates, investors should consider a few important principles. First, the economy generally determines markets — rather than the other way around — and history suggests that, in time, the economy will recover. Second, although it’s nearly impossible to time the markets, many investors who bought assets at cheap valuations and held them for the long term have generally been rewarded. Lastly, since we can’t predict the future with any degree of certainty, it is prudent for investors to remain diversified — both to manage risk in an uncertain environment and to seek potential opportunities as we move closer to recovery.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence and trust. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio

PORTFOLIO COMMENTARY
AS OF JUNE 30, 2009 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	August 1, 1994
Fiscal Year End	December 31
Net Assets as of 6/30/2009	$68,244,500
Primary Benchmark	Russell Midcap Growth Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio, which seeks to provide growth of capital by investing primarily in equity securities,* returned 13.6%** (Class 1 Shares) for the six months ended June 30, 2009, compared to the 16.6% return for the Russell Midcap Growth Index for the same period.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	Following six consecutive quarters of price declines, U.S. equity markets recorded some of their largest gains in the second quarter of 2009. Investors embraced the realization that the banking system was not insolvent, economic activity was not in a terminal freefall and that policymakers were committed to easing the economic downturn almost at any cost. While the markets rallied on expectations that the economy may be improving, there continued to be fallout from the current downturn.

Within this market environment, the Fund underperformed its benchmark for the period, due primarily to stock selection in the financial services, auto and transportation and healthcare sectors.

At the individual stock level, Waste Connections Inc. weighed on returns. The integrated solid waste services company was negatively impacted by decreasing prices for its recycling service and disappointment in the size of assets acquired in a recent merger. Humana Inc. also detracted as shares of this provider of health and supplemental benefit plans declined on increased uncertainty about health-care reform. Additionally, Humana stated that preliminary 2010 Medicare Advantage payment rates could hurt the health insurer next year. Fidelity National Financial Inc., which provides title insurance, specialty insurance, claims management and information services, also hindered performance. Because of the company’s sensitivity to mortgage application volumes, its business was negatively impacted by the correction in the U.S. Treasury market, which dampened the nascent refinancing boom.

On the positive side, stock selection in the utilities sector and portfolio underweights in the consumer staples and integrated oils sectors aided returns.

At the individual stock level, Southwestern Energy Co., which engages in the exploration, development and production of natural gas and crude oil, contributed to performance as shares advanced on strength in the energy sector. CommScope Inc. also helped returns. The provider of infrastructure solutions for communication networks worldwide reported first-quarter earnings above consensus. Because the company took many steps to cut costs and to improve its balance sheet, CommScope is looking at a more profitable 2009 and 2010. There is also an improving outlook for capital spending by its key wireless and wireline customers.

Another contributor to performance was F5 Networks Inc., which engages in marketing, selling and servicing products that optimize the delivery of network-based applications. The company’s strength was driven by product refreshes in the high-end and mid-range categories that met customer needs for network load balancing and traffic management in high-density environments. Looking forward, investors appear optimistic about the next generation of the company’s software operating system, which has the potential to be a driver of growth, even in a tough spending climate.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	The Portfolio was managed employing a bottom-up approach to stock selection, and focused on company fundamentals, quantitative screening and proprietary fundamental analysis. The team looked for dominant franchises, with predictable business models deemed capable of achieving sustained above-average growth. Potential investments were subject to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Amdocs Ltd. (United Kingdom)	2.3%
2.	DeVry, Inc.	2.1
3.	Landstar System, Inc.	1.8
4.	Waste Connections, Inc.	1.8
5.	Express Scripts, Inc.	1.6
6.	Precision Castparts Corp.	1.6
7.	Corrections Corp. of America	1.6
8.	Praxair, Inc.	1.5
9.	Illumina, Inc.	1.5
10.	VCA Antech, Inc.	1.5

2   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

PORTFOLIO COMPOSITION BY SECTOR***

Industrials	20.3%
Information Technology	20.0
Consumer Discretionary	18.0
Health Care	13.9
Financials	12.4
Energy	6.3
Materials	4.5
Telecommunication Services	2.4
Consumer Staples	0.2
Short-Term Investment	2.0

*	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved. Effective April 24, 2009, the Portfolio replaced its fundamental investment objective.
**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2009. The Portfolio’s composition is subject to change.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio

PORTFOLIO COMMENTARY
AS OF JUNE 30, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	8/1/94	13.60%	(30.94)%	(0.24)%	1.85%
CLASS 2 SHARES	8/16/06	13.49	(31.12)	(0.39)	1.78

TEN YEAR PERFORMANCE (6/30/99 TO 6/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio, Russell Midcap Growth Index and the Lipper Variable Underlying Funds Mid-Cap Growth Funds Index from June 30, 1999 to June 30, 2009. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Variable Underlying Funds Mid-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.5%
	Common Stocks — 99.5%
	Aerospace & Defense — 1.6%
14,790	Precision Castparts Corp.	1,080,114
	Airlines — 0.5%
58,500	Delta Air Lines, Inc. (a)	338,715
	Auto Components — 0.6%
32,820	Gentex Corp.	380,712
	Automobiles — 0.4%
15,800	Harley-Davidson, Inc. (c)	256,118
	Biotechnology — 1.1%
7,300	Alexion Pharmaceuticals, Inc. (a)	300,176
12,900	Myriad Genetics, Inc. (a)	459,885
2,125	Myriad Pharmaceuticals, Inc. (a)	9,881
		769,942
	Building Products — 0.8%
17,300	Lennox International, Inc.	555,503
	Capital Markets — 6.3%
6,690	Affiliated Managers Group, Inc. (a)	389,291
3,400	BlackRock, Inc.	596,428
14,100	Lazard Ltd., (Bermuda), Class A	379,572
17,640	Northern Trust Corp.	946,915
51,820	Och-Ziff Capital Management Group LLC, Class A	461,716
19,080	T. Rowe Price Group, Inc.	795,064
40,810	TD AMERITRADE Holding Corp. (a)	715,808
		4,284,794
	Chemicals — 2.9%
22,630	Ecolab, Inc.	882,344
15,100	Praxair, Inc.	1,073,157
		1,955,501
	Commercial Banks — 0.7%
8,500	BOK Financial Corp. (c)	320,195
15,400	Zions Bancorp (c)	178,024
		498,219
	Commercial Services & Supplies — 4.5%
63,430	Corrections Corp. of America (a)	1,077,676
15,340	Stericycle, Inc. (a)	790,470
46,840	Waste Connections, Inc. (a)	1,213,624
		3,081,770
	Communications Equipment — 2.9%
24,947	CommScope, Inc. (a)	655,108
25,500	F5 Networks, Inc. (a)	882,045
18,900	Juniper Networks, Inc. (a)	446,040
		1,983,193
	Computers & Peripherals — 1.3%
45,100	NetApp, Inc. (a)	889,372
	Construction & Engineering — 1.7%
21,900	Aecom Technology Corp. (a)	700,800
16,920	Shaw Group, Inc. (The) (a)	463,777
		1,164,577
	Containers & Packaging — 0.7%
11,100	Greif, Inc., Class A	490,842

	Diversified Consumer Services — 2.1%
28,800	DeVry, Inc.	1,441,152

	Diversified Financial Services — 1.6%
4,500	IntercontinentalExchange, Inc. (a)	514,080
24,400	MSCI, Inc., Class A (a)	596,336
		1,110,416
	Diversified Telecommunication Services — 1.2%
81,490	tw telecom, Inc. (a)	836,902

	Electrical Equipment — 1.5%
2,220	First Solar, Inc. (a)	359,907
15,210	Roper Industries, Inc.	689,165
		1,049,072
	Electronic Equipment, Instruments & Components — 2.1%
26,124	Amphenol Corp., Class A	826,563
16,130	Dolby Laboratories, Inc., Class A (a)	601,327
		1,427,890
	Energy Equipment & Services — 2.3%
23,970	Cameron International Corp. (a)	678,351
10,890	Oceaneering International, Inc. (a)	492,228
18,700	Weatherford International Ltd. (a)	365,772
		1,536,351
	Health Care Equipment & Supplies — 1.7%
19,720	DENTSPLY International, Inc.	601,854
12,300	Zimmer Holdings, Inc. (a)	523,980
		1,125,834
	Health Care Providers & Services — 6.0%
15,290	DaVita, Inc. (a)	756,243
16,100	Express Scripts, Inc. (a)	1,106,875
17,810	Humana, Inc. (a)	574,551

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Providers & Services — Continued
26,500	UnitedHealth Group, Inc.	661,970
38,250	VCA Antech, Inc. (a)	1,021,275
		4,120,914
	Health Care Technology — 1.4%
15,080	Cerner Corp. (a) (c)	939,333
	Hotels, Restaurants & Leisure — 2.5%
4,400	Chipotle Mexican Grill, Inc., Class A (a) (c)	352,000
15,422	Darden Restaurants, Inc.	508,618
36,900	Las Vegas Sands Corp. (a) (c)	290,034
24,475	Marriott International, Inc., Class A	540,161
		1,690,813
	Industrial Conglomerates — 1.5%
22,800	Carlisle Cos., Inc.	548,112
23,350	McDermott International, Inc. (a)	474,238
		1,022,350
	Insurance — 3.9%
21,100	ACE Ltd., (Switzerland)	933,253
15,500	AON Corp.	586,985
34,700	Fidelity National Financial, Inc., Class A	469,491
28,400	HCC Insurance Holdings, Inc.	681,884
		2,671,613
	Internet & Catalog Retail — 0.8%
6,500	Amazon.com, Inc. (a)	543,790
	Internet Software & Services — 2.1%
38,500	Akamai Technologies, Inc. (a)	738,430
9,238	Equinix, Inc. (a)	671,972
		1,410,402
	IT Services — 2.9%
32,700	Cognizant Technology Solutions Corp., Class A (a)	873,090
3,340	MasterCard, Inc., Class A	558,815
30,700	SAIC, Inc. (a)	569,485
		2,001,390
	Life Sciences Tools & Services — 3.2%
16,010	Covance, Inc. (a)	787,692
26,620	Illumina, Inc. (a)	1,036,583
8,000	Life Technologies Corp. (a)	333,760
		2,158,035
	Machinery — 3.7%
13,900	AGCO Corp. (a)	404,073
11,920	Bucyrus International, Inc.	340,435
15,700	Cummins, Inc.	552,797
20,750	Pall Corp.	551,120
21,100	Wabtec Corp.	678,787
		2,527,212
	Media — 3.5%
36,900	Discovery Communications, Inc., Class A (a)	832,095
24,530	John Wiley & Sons, Inc., Class A	815,623
19,100	Lamar Advertising Co., Class A (a) (c)	291,657
10,400	Morningstar, Inc. (a) (c)	428,792
		2,368,167
	Metals & Mining — 1.0%
6,800	Freeport-McMoRan Copper & Gold, Inc.	340,748
7,700	Nucor Corp.	342,111
		682,859
	Multiline Retail — 1.1%
17,900	Kohl’s Corp. (a)	765,225
	Oil, Gas & Consumable Fuels — 4.1%
22,040	Cabot Oil & Gas Corp.	675,306
42,370	Forest Oil Corp. (a)	632,160
8,800	Noble Energy, Inc.	518,936
25,460	Southwestern Energy Co. (a)	989,121
		2,815,523
	Personal Products — 0.2%
4,900	NBTY, Inc. (a)	137,788
	Pharmaceuticals — 0.7%
10,300	Allergan, Inc.	490,074
	Professional Services — 1.2%
15,900	FTI Consulting, Inc. (a)	806,448
	Road & Rail — 2.8%
15,900	Canadian National Railway Co., (Canada)	683,064
34,600	Landstar System, Inc.	1,242,486
		1,925,550
	Semiconductors & Semiconductor Equipment — 4.5%
36,160	Broadcom Corp., Class A (a)	896,406
21,610	KLA-Tencor Corp.	545,653
14,800	Lam Research Corp. (a)	384,800
61,700	Marvell Technology Group Ltd., (Bermuda) (a)	718,188
25,900	Xilinx, Inc.	529,914
		3,074,961
	Software — 4.5%
74,640	Amdocs Ltd., (United Kingdom) (a)	1,601,028
16,990	ANSYS, Inc. (a)	529,408
47,464	Nuance Communications, Inc. (a)	573,840

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Software — Continued
11,700	Sybase, Inc. (a)	366,678
		3,070,954
	Specialty Retail — 6.6%
18,700	Advance Auto Parts, Inc.	775,863
21,400	Bed Bath & Beyond, Inc. (a)	658,050
36,600	CarMax, Inc. (a)	538,020
13,100	Sherwin-Williams Co. (The)	704,125
40,000	Staples, Inc.	806,800
32,300	TJX Cos., Inc.	1,016,158
		4,499,016
	Textiles, Apparel & Luxury Goods — 0.7%
9,400	Polo Ralph Lauren Corp.	503,276
	Trading Companies & Distributors — 0.8%
6,700	W.W. Grainger, Inc.	548,596
	Wireless Telecommunication Services — 1.3%
26,100	Leap Wireless International, Inc. (a) (c)	859,473
	Total Long-Term Investments (Cost $72,944,868)	67,890,751
Short-Term Investment — 2.0%
	Investment Company — 2.0%
1,355,941	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.440% (b) (l) (Cost $1,355,941)	1,355,941

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 3.2%
	Corporate Note — 1.4%
1,000,000	Monumental Global Funding III, VAR, 0.711%, 05/24/10 (e) (Cost $1,000,000)	959,068

SHARES
	Investment Company — 1.8%
1,230,446	JPMorgan Prime Money Market Fund, Capital Shares, 0.450% (b) (l) (Cost $1,230,446)	1,230,446
	Total Investments of Cash Collateral for Securities on Loan (Cost $2,230,446)	2,189,514
	Total Investments — 104.7% (Cost $76,531,255)	71,436,206
	Liabilities in Excess of Other Assets — (4.7)%	(3,191,706)
	NET ASSETS — 100.0%	$68,244,500

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

VAR —	Variable Rate Security. The interest rate shown is the rate in effect as of June 30, 2009.

(a) —	Non-income producing security.

(b) —	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(c) —	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e) —	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(l) —	The rate shown is the current yield as of June 30, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   7

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2009 (Unaudited)

Diversified Mid Cap Growth Portfolio
ASSETS:
Investments in non-affiliates, at value	$68,849,819
Investments in affiliates, at value	2,586,387
Total investment securities, at value	71,436,206
Cash	3,311
Receivables:
Investment securities sold	262,262
Portfolio shares sold	17,632
Interest and dividends	32,228
Total Assets	71,751,639

LIABILITIES:
Payables:
Investment securities purchased	1,076,127
Collateral for securities lending program	2,230,446
Portfolio shares redeemed	108,469
Accrued liabilities:
Investment advisory fees	31,199
Administration fees	6,694
Distribution fees	3
Custodian and accounting fees	22,247
Trustees’ and Chief Compliance Officer’s fees	444
Other	31,510
Total Liabilities	3,507,139
Net Assets	$68,244,500

NET ASSETS:
Paid in capital	$96,437,098
Accumulated undistributed (distributions in excess of) net investment income	(40,961)
Accumulated net realized gains (losses)	(23,056,588)
Net unrealized appreciation (depreciation)	(5,095,049)
Total Net Assets	$68,244,500
Net Assets:
Class 1	$68,232,465
Class 2	12,035
Total	$68,244,500
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class 1	6,378,388
Class 2	1,135

Net asset value, offering and redemption price per share:
Class 1	$10.70
Class 2	10.61

Cost of investments in non-affiliates	$73,944,868
Cost of investments in affiliates	2,586,387
Value of securities on loan	2,165,344

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2009 (Unaudited)

Diversified Mid Cap Growth Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$226,922
Dividend income from affiliates (a)	7,212
Income from securities lending (net)	23,385
Total investment income	257,519

EXPENSES:
Investment advisory fees	212,894
Administration fees	35,851
Distribution fees — Class 2	14
Custodian and accounting fees	22,923
Professional fees	22,594
Trustees’ and Chief Compliance Officer’s fees	349
Printing and mailing costs	12,854
Transfer agent fees	19,526
Other	18,436
Total expenses	345,441
Less amounts waived	(50,670)
Less earnings credits	— (b)
Net expenses	294,771
Net investment income (loss)	(37,252)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	(11,790,474)
Change in net unrealized appreciation (depreciation) of investments in non-affiliates	20,306,176
Net realized/unrealized gains (losses)	8,515,702
Change in net assets resulting from operations	$8,478,450

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   9

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Diversified Mid Cap Growth Portfolio
	Six Months Ended 6/30/2009 (Unaudited)	Year Ended 12/31/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(37,252)	$(341,103)
Net realized gain (loss)	(11,790,474)	(11,082,496)
Change in net unrealized appreciation (depreciation)	20,306,176	(44,597,453)
Change in net assets resulting from operations	8,478,450	(56,021,052)

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net realized gains	—	(22,713,080)
Class 2
From net realized gains	—	(3,119)
Total distributions to shareholders	—	(22,716,199)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(6,766,862)	(5,027,423)

NET ASSETS :
Change in net assets	1,711,588	(83,764,674)
Beginning of period	66,532,912	150,297,586
End of period	$68,244,500	$66,532,912
Accumulated undistributed (distributions in excess of) net investment income	$(40,961)	$(3,709)

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$3,961,058	$15,693,752
Dividends and distributions reinvested	—	22,713,080
Cost of shares redeemed	(10,727,920)	(43,437,295)
Change in net assets from Class 1 capital transactions	$(6,766,862)	$(5,030,463)
Class 2
Dividends and distributions reinvested	$—	$3,119
Cost of shares redeemed	—	(79)
Change in net assets from Class 2 capital transactions	$—	$3,040

Total change in net assets from capital transactions	$(6,766,862)	$(5,027,423)

SHARE TRANSACTIONS:
Class 1
Issued	405,940	1,272,145
Reinvested	—	1,582,793
Redeemed	(1,099,395)	(3,044,881)
Change in Class 1 Shares	(693,455)	(189,943)
Class 2
Reinvested	—	218
Redeemed	—	(4)
Change in Class 2 Shares	—	214

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   11

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gains
Diversified Mid Cap Growth Portfolio
Class 1
Six Months Ended June 30, 2009 (Unaudited)	$9.41	$(0.01)	$1.30	$1.29	$—
Year Ended December 31, 2008	20.69	(0.05)	(7.84)	(7.89)	(3.39)
Year Ended December 31, 2007	21.26	(0.09)	3.25	3.16	(3.73)
Year Ended December 31, 2006	19.63	(0.02)	2.25	2.23	(0.60)
Year Ended December 31, 2005	17.67	(0.07)	2.03	1.96	—
Year Ended December 31, 2004	15.69	(0.06)	2.04	1.98	—

Class 2
Six Months Ended June 30, 2009 (Unaudited)	9.34	(0.02)	1.29	1.27	—
Year Ended December 31, 2008	20.62	(0.06)	(7.83)	(7.89)	(3.39)
Year Ended December 31, 2007	21.24	(0.13)	3.24	3.11	(3.73)
August 16, 2006(e) through December 31, 2006	19.71	(0.05)	1.58	1.53	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$10.70	13.71%	$68,232	0.90%	(0.11)%	1.05%	45%
9.41	(43.78)	66,522	0.90	(0.31)	0.91	95
20.69	17.24	150,279	0.89	(0.42)	0.89	107
21.26	11.39	164,955	0.91	(0.07)	0.92	115
19.63	11.09	184,474	0.88	(0.36)	0.88	113
17.67	12.62	196,842	0.85	(0.35)	0.86	74

10.61	13.60	12	1.15	(0.36)	1.30	45
9.34	(43.96)	11	1.15	(0.56)	1.16	95
20.62	16.98	19	1.14	(0.67)	1.14	107
21.24	7.76	16	1.15	(0.60)	1.19	115

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   13

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes offered	Diversified/Non-Diversified
Diversified Mid Cap Growth Portfolio	Class 1 and Class 2	Diversified

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees, and each class has exclusive voting rights with respect to its distribution plan or administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

14   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

The following is a summary of the inputs used as of June 30, 2009 in valuing the Portfolio’s assets and liabilities carried at fair value:

Valuation Inputs #	Investment in Securities	Other Financial Instruments*
Level 1 — Quoted prices	$70,477,138	$—
Level 2 — Other significant observable inputs	959,068	—
Level 3 — Significant unobservable inputs	—	—
Total	$71,436,206	$—

#	Portfolio holdings designated Level 1 and Level 2 are disclosed individually in the Schedule of Portfolio Investments (SOI). Level 2 consists of a corporate note that is held as an investment of cash collateral for securities on loan. Please refer to the SOI for industry specifics of the portfolio holdings.
*	Other financial instruments may include futures, forwards and swap contracts.

B.  Securities Lending — The Portfolio may lend securities to brokers approved by J.P. Morgan Investment Advisors Inc. (the “Advisor”) in order to generate additional income. JPMorgan Chase Bank N.A. (JPMCB), an affiliate of the Portfolio, serves as lending agent for the Portfolio. Securities loans are collateralized by cash, which is invested in approved instruments (“collateral investments”), in accordance with investment guidelines. Upon termination of the loan, the Portfolio is required to return to the borrower the posted cash collateral. Loans are subject to termination by the Portfolio or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments, net of a rebate paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statement of Operations. The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as interest income on the Statement of Operations. For the period ended June 30, 2009, the Portfolio earned $5,006 from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities, plus accrued interest, and 105% of the value of loaned non-U.S. securities, plus accrued interest. The securities lending agreement with JPMCB requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 100% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of cash collateral investments are disclosed in the Schedule of Portfolio Investments. At June 30, 2009, the value of outstanding securities on loan and the value of collateral investments were as follows:

Value of Securities on Loan	Cash Collateral Posted by Borrower	Unrealized Gain (Loss) on Cash Collateral Investments	Total Value of Collateral Investments
$2,165,344	$2,230,446	$(40,932)	$2,189,514

The Portfolio bears the risk of loss associated with the investment of the cash collateral and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted, when the Advisor does not believe that it is prudent to sell the cash collateral investments to fund this liability.

Securities lending involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, JPMCB has agreed to indemnify the Portfolio from losses resulting from a borrower failure to return a loaned security.

The Portfolio invests cash collateral amounts received from borrowers in JPMorgan Prime Money Market Fund — Capital Shares. The Advisor of the Portfolio waived fees associated with the Portfolio’s investment in JPMorgan Prime Money Market Fund of $516. These amounts offset the shareholder servicing fees and other expenses, excluding advisory fees, incurred by JPMorgan Prime Money Market Fund related to the Portfolio’s investment in such fund. A portion of the reimbursement is voluntary.

Under the Securities Lending Agreement, JPMCB is entitled to a fee paid monthly in arrears equal to: (i) 0.03% of the average dollar value of loans of U.S. Securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-U.S. securities outstanding during a given month.

The Portfolio paid lending agent fees to JPMCB in the amount of $334, for the six months ended June 30, 2009.

C.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   15

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (Unaudited) (continued)

interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

D.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

E.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.65%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor reimburse to the Portfolio an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the six months ended June 30, 2009 was $1,319.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds, other than JPMorgan International Markets Fund, and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2009, the annualized effective rate was 0.11% of the Portfolio’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

16   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

E.  Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s average daily net assets as shown in the table below:

Class 1	Class 2
0.90%	1.15%

The contractual expense limitation agreements were in effect for the six months ended June 30, 2009. The expense limitation percentages in the table above are in place until at least April 30, 2010.

For the six months ended June 30, 2009, the Advisor contractually waived fees for the Portfolio in the amount of $50,670. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2009, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the six months ended June 30, 2009, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2009, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$29,687,631	$36,782,720

During the six months ended June 30, 2009, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2009, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$76,531,255	$4,168,371	$9,263,420	$(5,095,049)

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2009, or at any time during the six months then ended.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   17

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (Unaudited) (continued)

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

8. Subsequent Event

Management has evaluated all subsequent transactions and events after the balance sheet date through August 17, 2009, the date on which these financial statements were issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

18   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2009, and continued to hold your shares at the end of the reporting period, June 30, 2009.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2009	Ending Account Value, June 30, 2009	Expenses Paid During January 1, 2009 to June 30, 2009*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$1,137.10	$4.77	0.90%
Hypothetical	1,000.00	1,020.33	4.51	0.90
Class 2
Actual	1,000.00	1,136.00	6.09	1.15
Hypothetical	1,000.00	1,019.09	5.76	1.15

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   19

SPECIAL SHAREHOLDER MEETING RESULTS
(Unaudited)

JPMorgan Insurance Trust (“JPMIT”) held a special meeting of the Portfolio’s shareholders on April 1, 2009, for the purpose of considering and voting upon the following proposal:

To approve the replacement of the Portfolio’s fundamental investment objective with a new non-fundamental investment objective. A majority of the shareholders of the Portfolio approved the proposal by the following votes:

For	5,158,870
Against	1,187,875
Abstain	362,011

20   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. June 2009.	SAN-JPMITDMCGP-609

Semi-Annual Report

JPMorgan Insurance Trust

Six months ended June 30, 2009 (Unaudited)

JPMorgan Insurance Trust Equity Index Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	12
Financial Highlights	16
Notes to Financial Statements	18
Schedule of Shareholder Expenses	23

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 15, 2009 (Unaudited)

Dear Shareholder:

As you know, the past year has been among the most dramatic and difficult in modern financial history, with an unprecedented financial crisis sending the U.S. and global economies into a deep and painful recession. As we enter the second half of 2009, we have seen some hints of optimism in both the markets and economy, but we still face a long and bumpy road to recovery.

“As we enter the second half of 2009, we have seen some hints of optimism in both the markets and economy, but we still face a long and bumpy road to recovery.”

The financial storm abates

Three months after the collapse of Lehman Brothers last September, the average daily volatility of the Dow Jones Industrial Average was greater than in any three months over the Dow’s 113-year history. The first few months of 2009 offered investors little respite: in early March, stocks plunged to their lowest level in 14 years.

Recently, however, there have been signs that the storm has abated somewhat: the government and Federal Reserve’s policy actions have loosened credit markets and helped reduce the risk of additional major bank failures. Additionally, declining stock market volatility, lower credit spreads and a rally in financial firm stocks all seem to suggest that the worst of the financial crisis may be behind us.

The economy is also showing signs of buoyancy, including some stabilization in consumer spending and improvements in international trade and housing starts in the second quarter. Many economists believe that real gross domestic product growth will turn positive in the second half of the year, powered by a rebound in homebuilding, autos and inventories. Despite these “green shoots,” however, risks, such as rising unemployment, low consumer confidence and a vulnerable economy, still persist.

As riskier assets rally, Treasury prices sink

Inflation concerns, as well as investors’ willingness to take on riskier assets, such as corporate debt, contributed to a drop in Treasury prices and higher yields during the second quarter. As of June 30, 2009, 30-year bond yields rose to 4.32% from 2.69% six months earlier, the benchmark 10-year Treasury yields ended the period at 3.53% from 2.25% six months earlier, and the two-year note rose to 1.13% from 0.78%.

Stock indexes strengthened by second quarter rally

A strong second-quarter performance helped propel both the S&P 500 Index and NASDAQ Composite Index out of negative territory for the first half of the year. For the six months ended June 30, 2009, the S&P 500 Index was up 3.16% and the NASDAQ Composite Index rose 16.99%. The Dow Jones Industrial Average, however, ended the period in negative territory, returning –3.75%. Outside of the U.S., emerging markets powered a strong second-quarter rally, returning 36.22% over the six months, as measured by the MSCI Emerging Markets Index. Developed markets, as measured by the MSCI EAFE Index, rose 8.42% for the same period.

From a style perspective, mid-caps fared better (9.96%, as measured by the Russell Midcap Index) than their large- and small-cap counterparts during the period (4.32% and 2.64%, as measured by the Russell 1000 and Russell 2000 Indexes, respectively). Investors also appeared to be favoring more stable companies. The Russell 1000 Growth Index returned 11.53% in the period, compared to –2.87% for the Russell 1000 Value Index. Moving down the capitalization spectrum, the Russell Midcap Growth and Russell Midcap Value Indexes returned 16.61% and 3.19%, respectively. In the small-cap segment, the Russell 2000 Growth Index returned 11.36%, while the Russell 2000 Value Index closed at –5.17%.

Consider focusing on “timeless” principles of investing

The past year has challenged many time-honored investing strategies, but, as the “storm” abates, investors should consider a few important principles. First, the economy generally determines markets — rather than the other way around — and history suggests that, in time, the economy will recover. Second, although it’s nearly impossible to time the markets, many investors who bought assets at cheap valuations and held them for the long term have generally been rewarded. Lastly, since we can’t predict the future with any degree of certainty, it is prudent for investors to remain diversified — both to manage risk in an uncertain environment and to seek potential opportunities as we move closer to recovery.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence and trust. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Equity Index Portfolio

PORTFOLIO COMMENTARY
AS OF JUNE 30, 2009 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	May 1, 1998
Fiscal Year End	December 31
Net Assets as of 6/30/2009	$74,793,941
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust Equity Index Portfolio, which seeks investment results that correspond to the aggregate price and dividend performance of securities in the S&P 500 Index,* returned 3.22%** (Class 1 Shares) for the six months ended June 30, 2009, compared to the 3.16% return for the S&P 500 Index for the same period.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	Consistent with its indexing strategy, the Portfolio met its objective by producing returns comparable to those of the S&P 500 Index. The first half of 2009 could be characterized as a tale of two distinct periods. The year got off to one of the worst starts in recent history. With the market-rattling events of 2008 still fresh in investors’ minds, extreme pessimism gripped the markets. After the first two months of the year, the S&P 500 Index was down more than 18%. However, in mid-March, sentiment began to change. The financial sector led the market rally, after a few larger banks reported profits for the first two months. First-quarter earnings, announced in April, were generally better than expected. Also, economic reports were not perceived to be as bad as previously forecasted. In May, the market continued to improve more than anticipated, with the results of the U.S. banks’ stress test being, for the most part, received positively by the equity market.

For the semi-annual period, the two worst-performing sectors were industrials and telecommunication services, while information technology and materials were the two best performers.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	The Portfolio was managed in strict conformity with the full-replication index strategy, and aimed to hold the same stocks in nearly the same proportions as those found in the benchmark. The Portfolio was generally 100% invested and used exchange-traded funds and index futures contracts to manage daily cash flows and maintain market exposure in line with the benchmark. The transaction costs associated with implementing the strategy were minimized to lessen their impact on performance. Regardless of the market outlook, the Portfolio’s strategy did not change, as it continued to follow the full-replication index strategy with extremely limited active risk compared to the benchmark.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	4.2%
2.	Microsoft Corp.	2.3
3.	Johnson & Johnson	1.9
4.	Procter & Gamble Co.	1.8
5.	AT&T, Inc.	1.8
6.	International Business Machines Corp.	1.7
7.	Chevron Corp.	1.6
8.	Apple, Inc.	1.6
9.	General Electric Co.	1.5
10.	Wells Fargo & Co.	1.4

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	18.4%
Health Care	14.0
Financials	13.6
Energy	12.4
Consumer Staples	12.0
Industrials	9.8
Consumer Discretionary	8.9
Utilities	4.1
Telecommunication Services	3.5
Materials	3.2
Others (each less than 1.0%)	0.1

*	“S&P 500 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor, and is in no way affiliated with the Portfolio. The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2009. The Portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
EQUITY INDEX PORTFOLIO	5/01/98	3.22%	(26.25)%	(2.56)%	(2.61)%

TEN YEAR PERFORMANCE (6/30/99 TO 6/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in the Class 1 Shares of the JPMorgan Insurance Trust Equity Index Portfolio, the S&P 500 Index and the Lipper Variable Underlying Funds S&P 500 Funds Index from June 30, 1999 to June 30, 2009. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the S&P 500 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds S&P 500 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Variable Underlying Funds S&P 500 Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.2%
	Common Stocks — 99.2%
	Aerospace & Defense — 2.7%
6,692	Boeing Co.	284,410
3,548	General Dynamics Corp.	196,524
1,141	Goodrich Corp. (c)	57,016
6,854	Honeywell International, Inc.	215,216
1,677	ITT Corp.	74,626
1,074	L-3 Communications Holdings, Inc.	74,514
3,010	Lockheed Martin Corp.	242,756
2,981	Northrop Grumman Corp.	136,172
1,291	Precision Castparts Corp.	94,282
3,631	Raytheon Co.	161,325
1,459	Rockwell Collins, Inc.	60,884
8,681	United Technologies Corp.	451,065
		2,048,790
	Air Freight & Logistics — 1.0%
1,562	C.H. Robinson Worldwide, Inc.	81,458
1,957	Expeditors International of Washington, Inc.	65,247
2,869	FedEx Corp.	159,574
9,169	United Parcel Service, Inc., Class B	458,358
		764,637
	Airlines — 0.1%
6,826	Southwest Airlines Co.	45,939

	Auto Components — 0.2%
2,228	Goodyear Tire & Rubber Co. (The) (a)	25,087
5,475	Johnson Controls, Inc. (c)	118,917
		144,004
	Automobiles — 0.3%
29,655	Ford Motor Co. (a)	180,006
2,160	Harley-Davidson, Inc.	35,013
		215,019
	Beverages — 2.6%
900	Brown-Forman Corp., Class B	38,682
18,345	Coca-Cola Co. (The)	880,377
2,922	Coca-Cola Enterprises, Inc.	48,651
1,813	Constellation Brands, Inc., Class A (a)	22,989
2,339	Dr. Pepper Snapple Group, Inc. (a)	49,563
1,374	Molson Coors Brewing Co., Class B	58,161
1,259	Pepsi Bottling Group, Inc.	42,605
14,345	PepsiCo, Inc.	788,401
		1,929,429
	Biotechnology — 1.9%
9,329	Amgen, Inc. (a)	493,877
2,659	Biogen Idec, Inc. (a)	120,054
4,242	Celgene Corp. (a)	202,937
680	Cephalon, Inc. (a)	38,522
2,486	Genzyme Corp. (a)	138,396
8,352	Gilead Sciences, Inc. (a)	391,208
		1,384,994
	Building Products — 0.0% (g)
3,310	Masco Corp.	31,710

	Capital Markets — 3.0%
2,349	Ameriprise Financial, Inc. (c)	57,010
11,016	Bank of New York Mellon Corp. (The)	322,879
8,653	Charles Schwab Corp. (The)	151,774
9,304	E*Trade Financial Corp. (a)	11,909
824	Federated Investors, Inc., Class B (c)	19,850
1,388	Franklin Resources, Inc.	99,950
4,639	Goldman Sachs Group, Inc. (The)	683,974
3,790	Invesco Ltd.	67,538
1,486	Janus Capital Group, Inc. (c)	16,940
1,319	Legg Mason, Inc. (c)	32,157
12,456	Morgan Stanley	355,121
2,220	Northern Trust Corp.	119,170
4,550	State Street Corp.	214,760
2,354	T. Rowe Price Group, Inc. (c)	98,091
		2,251,123
	Chemicals — 1.8%
1,933	Air Products & Chemicals, Inc.	124,852
446	CF Industries Holdings, Inc.	33,066
9,915	Dow Chemical Co. (The)	160,028
8,327	E.l. du Pont de Nemours & Co. (c)	213,338
669	Eastman Chemical Co.	25,355
1,547	Ecolab, Inc. (c)	60,318
725	International Flavors & Fragrances, Inc.	23,722
5,029	Monsanto Co.	373,856
1,515	PPG Industries, Inc. (c)	66,509
2,833	Praxair, Inc.	201,341
1,125	Sigma-Aldrich Corp.	55,755
		1,338,140
	Commercial Banks — 2.7%
5,961	BB&T Corp.	131,023
1,393	Comerica, Inc.	29,462
6,772	Fifth Third Bancorp	48,081
1,981	First Horizon National Corp. (a) (c)	23,767
5,009	Huntington Bancshares, Inc.	20,938
6,523	KeyCorp	34,180
754	M&T Bank Corp.	38,401
3,246	Marshall & Ilsley Corp. (c)	15,581
4,241	PNC Financial Services Group, Inc. (c)	164,593
10,643	Regions Financial Corp.	42,998
4,282	SunTrust Banks, Inc. (c)	70,439
17,488	U.S. Bancorp	313,385
42,903	Wells Fargo & Co. (c)	1,040,827

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Banks — Continued
1,062	Zions Bancorp	12,277
		1,985,952
	Commercial Services & Supplies — 0.6%
1,038	Avery Dennison Corp.	26,656
1,211	Cintas Corp.	27,659
1,660	Iron Mountain, Inc. (a)	47,725
1,902	Pitney Bowes, Inc. (c)	41,711
1,891	R.R. Donnelley & Sons Co.	21,973
2,967	Republic Services, Inc.	72,425
782	Stericycle, Inc. (a) (c)	40,297
4,533	Waste Management, Inc.	127,649
		406,095
	Communications Equipment — 3.0%
840	Ciena Corp. (a)	8,694
53,150	Cisco Systems, Inc. (a)	990,716
14,318	Corning, Inc.	229,947
1,220	Harris Corp.	34,599
2,031	JDS Uniphase Corp. (a)	11,618
4,821	Juniper Networks, Inc. (a)	113,776
21,124	Motorola, Inc.	140,052
15,251	QUALCOMM, Inc.	689,345
3,647	Tellabs, Inc. (a)	20,897
		2,239,644
	Computers & Peripherals — 5.4%
8,221	Apple, Inc. (a)	1,170,917
16,025	Dell, Inc. (a)	220,023
18,549	EMC Corp. (a)	242,992
21,989	Hewlett-Packard Co. (c)	849,875
12,176	International Business Machines Corp.	1,271,418
719	Lexmark International, Inc., Class A (a)	11,396
3,047	NetApp, Inc. (a) (c)	60,087
1,095	QLogic Corp. (a)	13,884
2,090	SanDisk Corp. (a) (c)	30,702
6,876	Sun Microsystems, Inc. (a)	63,397
1,591	Teradata Corp. (a)	37,277
2,050	Western Digital Corp. (a)	54,325
		4,026,293
	Construction & Engineering — 0.2%
1,657	Fluor Corp.	84,988
1,137	Jacobs Engineering Group, Inc. (a)	47,856
1,796	Quanta Services, Inc. (a)	41,541
		174,385
	Construction Materials — 0.1%
1,123	Vulcan Materials Co. (c)	48,401

	Consumer Finance — 0.6%
10,942	American Express Co.	254,292
4,163	Capital One Financial Corp. (c)	91,087
4,438	Discover Financial Services	45,578
4,307	SLM Corp. (a)	44,233
		435,190
	Containers & Packaging — 0.2%
866	Ball Corp.	39,109
921	Bemis Co., Inc.	23,209
1,551	Owens-Illinois, Inc. (a)	43,444
1,216	Pactiv Corp. (a)	26,387
1,461	Sealed Air Corp.	26,955
		159,104
	Distributors — 0.1%
1,469	Genuine Parts Co.	49,300

	Diversified Consumer Services — 0.2%
993	Apollo Group, Inc., Class A (a) (c)	70,622
567	DeVry, Inc.	28,373
3,130	H&R Block, Inc.	53,930
		152,925
	Diversified Financial Services — 3.8%
74,523	Bank of America Corp.	983,704
3,583	CIT Group, Inc. (c)	7,703
50,799	Citigroup, Inc. (c)	150,873
611	CME Group, Inc.	190,088
671	IntercontinentalExchange, Inc. (a) (c)	76,655
35,928	JPMorgan Chase & Co. (b)(q)	1,225,504
1,670	Leucadia National Corp. (a)	35,220
1,759	Moody’s Corp.	46,350
1,266	NASDAQ OMX Group, Inc. (The) (a)	26,979
2,396	NYSE Euronext	65,291
		2,808,367
	Diversified Telecommunication Services — 3.1%
54,367	AT&T, Inc.	1,350,476
930	CenturyTel, Inc. (c)	28,551
1,314	Embarq Corp.	55,267
2,878	Frontier Communications Corp.	20,549
13,632	Qwest Communications International, Inc.	56,573
26,175	Verizon Communications, Inc.	804,358
4,025	Windstream Corp.	33,649
		2,349,423
	Electric Utilities — 2.3%
1,560	Allegheny Energy, Inc.	40,014
4,393	American Electric Power Co., Inc. (c)	126,914
11,861	Duke Energy Corp. (c)	173,052
3,002	Edison International	94,443
1,807	Entergy Corp.	140,078
6,070	Exelon Corp.	310,845
2,809	FirstEnergy Corp. (c)	108,849
3,785	FPL Group, Inc.	215,215

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Electric Utilities — Continued
1,613	Northeast Utilities	35,986
2,027	Pepco Holdings, Inc.	27,243
931	Pinnacle West Capital Corp. (c)	28,070
3,465	PPL Corp.	114,206
2,571	Progress Energy, Inc.	97,261
7,210	Southern Co. (c)	224,663
		1,736,839
	Electrical Equipment — 0.4%
1,534	Cooper Industries Ltd., Class A (c)	47,631
6,924	Emerson Electric Co. (c)	224,337
1,307	Rockwell Automation, Inc.	41,981
		313,949
	Electronic Equipment, Instruments & Components — 0.2%
3,164	Agilent Technologies, Inc. (a)	64,261
1,578	Amphenol Corp., Class A	49,928
1,385	FLIR Systems, Inc. (a)	31,246
1,970	Jabil Circuit, Inc.	14,617
1,277	Molex, Inc.	19,857
		179,909
	Energy Equipment & Services — 1.8%
2,855	Baker Hughes, Inc.	104,036
2,691	BJ Services Co. (c)	36,678
1,999	Cameron International Corp. (a)	56,572
641	Diamond Offshore Drilling, Inc.	53,235
1,306	ENSCO International, Inc.	45,540
1,138	FMC Technologies, Inc. (a)	42,766
8,267	Halliburton Co.	171,127
2,608	Nabors Industries Ltd., (Bermuda) (a)	40,633
3,853	National Oilwell Varco, Inc. (a)	125,839
1,042	Rowan Cos., Inc.	20,131
11,025	Schlumberger Ltd.	596,563
2,021	Smith International, Inc.	52,041
		1,345,161
	Food & Staples Retailing — 3.0%
3,999	Costco Wholesale Corp.	182,754
13,415	CVS/Caremark Corp.	427,536
6,011	Kroger Co. (The)	132,543
3,925	Safeway, Inc. (c)	79,952
1,950	SUPERVALU, Inc. (c)	25,252
5,435	SYSCO Corp.	122,179
9,138	Walgreen Co.	268,657
20,563	Wal-Mart Stores, Inc.	996,072
1,294	Whole Foods Market, Inc.	24,560
		2,259,505
	Food Products — 1.8%
5,916	Archer-Daniels-Midland Co.	158,371
1,840	Campbell Soup Co.	54,133
4,121	ConAgra Foods, Inc.	78,546
1,631	Dean Foods Co. (a) (c)	31,299
3,032	General Mills, Inc.	169,853
2,899	H.J. Heinz Co.	103,494
1,527	Hershey Co. (The)	54,972
643	Hormel Foods Corp.	22,209
1,091	JM Smucker Co. (The)	53,088
2,326	Kellogg Co. (c)	108,322
13,571	Kraft Foods, Inc., Class A	343,889
1,200	McCormick & Co., Inc. (Non-Voting)	39,036
6,410	Sara Lee Corp.	62,562
2,783	Tyson Foods, Inc., Class A	35,094
		1,314,868
	Gas Utilities — 0.1%
1,206	EQT Corp.	42,101
417	Nicor, Inc.	14,437
1,604	Questar Corp.	49,820
		106,358
	Health Care Equipment & Supplies — 2.0%
5,575	Baxter International, Inc.	295,252
2,207	Becton, Dickinson & Co.	157,381
13,881	Boston Scientific Corp. (a)	140,753
915	C.R. Bard, Inc.	68,122
1,369	DENTSPLY International, Inc.	41,782
1,479	Hospira, Inc. (a)	56,971
348	Intuitive Surgical, Inc. (a)	56,954
10,304	Medtronic, Inc.	359,506
3,192	St. Jude Medical, Inc. (a)	131,191
2,195	Stryker Corp.	87,229
1,155	Varian Medical Systems, Inc. (a)	40,587
1,983	Zimmer Holdings, Inc. (a) (c)	84,476
		1,520,204
	Health Care Providers & Services — 2.1%
4,118	Aetna, Inc.	103,156
2,782	AmerisourceBergen Corp.	49,353
3,318	Cardinal Health, Inc.	101,365
2,513	CIGNA Corp. (c)	60,538
1,368	Coventry Health Care, Inc. (a)	25,595
953	DaVita, Inc. (a)	47,135
2,499	Express Scripts, Inc. (a)	171,806
1,563	Humana, Inc. (a)	50,422
998	Laboratory Corp. of America Holdings (a)	67,654
2,501	McKesson Corp.	110,044
4,445	Medco Health Solutions, Inc. (a)	202,737
843	Patterson Cos., Inc. (a)	18,293
1,384	Quest Diagnostics, Inc.	78,099
3,847	Tenet Healthcare Corp. (a)	10,849
10,961	UnitedHealth Group, Inc.	273,806
4,466	WellPoint, Inc. (a)	227,275
		1,598,127

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Technology — 0.0% (g)
1,675	IMS Health, Inc.	21,272

	Hotels, Restaurants & Leisure — 1.5%
4,038	Carnival Corp.	104,059
1,263	Darden Restaurants, Inc.	41,654
2,730	International Game Technology	43,407
2,735	Marriott International, Inc., Class A (c)	60,367
10,166	McDonald’s Corp.	584,443
6,781	Starbucks Corp. (a)	94,188
1,720	Starwood Hotels & Resorts Worldwide, Inc. (c)	38,184
1,641	Wyndham Worldwide Corp. (c)	19,889
623	Wynn Resorts Ltd. (a)	21,992
4,254	Yum! Brands, Inc.	141,829
		1,150,012
	Household Durables — 0.4%
553	Black & Decker Corp. (c)	15,849
1,147	Centex Corp.	9,703
2,541	D.R. Horton, Inc. (c)	23,784
1,384	Fortune Brands, Inc.	48,080
639	Harman International Industries, Inc.	12,013
682	KB Home	9,330
1,445	Leggett & Platt, Inc.	22,007
1,301	Lennar Corp., Class A (c)	12,607
2,558	Newell Rubbermaid, Inc.	26,629
1,977	Pulte Homes, Inc.	17,457
531	Snap-On, Inc.	15,261
728	Stanley Works (The)	24,635
680	Whirlpool Corp. (c)	28,941
		266,296
	Household Products — 2.6%
1,282	Clorox Co. (c)	71,574
4,603	Colgate-Palmolive Co.	325,616
3,817	Kimberly-Clark Corp.	200,125
26,859	Procter & Gamble Co. (c)	1,372,495
		1,969,810
	Independent Power Producers & Energy Traders — 0.2%
6,143	AES Corp. (The) (a) (m)	71,320
1,835	Constellation Energy Group, Inc.	48,775
4,667	Dynegy, Inc., Class A (a)	10,594
		130,689
	Industrial Conglomerates — 2.1%
6,398	3M Co.	384,520
97,580	General Electric Co.	1,143,637
2,477	Textron, Inc.	23,928
		1,552,085
	Insurance — 2.3%
4,308	Aflac, Inc. (m)	133,936
4,943	Allstate Corp. (The)	120,609
24,795	American International Group, Inc. (c)	28,762
2,551	AON Corp.	96,606
1,085	Assurant, Inc.	26,138
3,245	Chubb Corp. (The)	129,411
1,498	Cincinnati Financial Corp.	33,480
3,991	Genworth Financial, Inc., Class A	27,897
2,998	Hartford Financial Services Group, Inc.	35,586
2,728	Lincoln National Corp.	46,949
3,328	Loews Corp. (c)	91,187
4,815	Marsh & McLennan Cos., Inc.	96,926
1,570	MBIA, Inc. (a)	6,798
7,542	MetLife, Inc. (c)	226,336
2,862	Principal Financial Group, Inc. (c)	53,920
6,275	Progressive Corp. (The) (a)	94,815
4,265	Prudential Financial, Inc.	158,743
763	Torchmark Corp. (c)	28,262
5,395	Travelers Cos., Inc. (The)	221,411
3,052	Unum Group	48,405
3,152	XL Capital Ltd., (Bermuda), Class A	36,122
		1,742,299
	Internet & Catalog Retail — 0.4%
2,969	Amazon.com, Inc. (a)	248,387
1,938	Expedia, Inc. (a)	29,283
		277,670
	Internet Software & Services — 1.8%
1,593	Akamai Technologies, Inc. (a) (c)	30,554
9,959	eBay, Inc. (a)	170,598
2,212	Google, Inc., Class A (a) (c)	932,557
1,776	VeriSign, Inc. (a)	32,820
12,853	Yahoo!, Inc. (a)	201,278
		1,367,807
	IT Services — 1.0%
899	Affiliated Computer Services, Inc., Class A (a)	39,934
4,623	Automatic Data Processing, Inc.	163,839
2,692	Cognizant Technology Solutions Corp., Class A (a)	71,876
1,396	Computer Sciences Corp. (a)	61,843
1,130	Convergys Corp. (a)	10,486
1,763	Fidelity National Information Services, Inc.	35,189
1,434	Fiserv, Inc. (a)	65,534
667	MasterCard, Inc., Class A	111,596
2,959	Paychex, Inc. (c)	74,567
1,817	Total System Services, Inc.	24,330
6,462	Western Union Co. (The)	105,977
		765,171
	Leisure Equipment & Products — 0.1%
2,471	Eastman Kodak Co.	7,314
1,146	Hasbro, Inc.	27,779

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   7

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Leisure Equipment & Products — 0.1%
3,304	Mattel, Inc.	53,029
		88,122
	Life Sciences Tools & Services — 0.4%
1,610	Life Technologies Corp. (a)	67,169
510	Millipore Corp. (a)	35,807
1,075	PerkinElmer, Inc.	18,705
3,854	Thermo Fisher Scientific, Inc. (a)	157,128
888	Waters Corp. (a)	45,705
		324,514
	Machinery — 1.4%
5,544	Caterpillar, Inc. (c)	183,174
1,860	Cummins, Inc.	65,491
2,350	Danaher Corp.	145,089
3,895	Deere & Co.	155,605
1,714	Dover Corp.	56,716
1,526	Eaton Corp.	68,075
516	Flowserve Corp.	36,022
3,543	Illinois Tool Works, Inc.	132,296
1,201	Manitowoc Co., Inc. (The)	6,317
3,347	PACCAR, Inc. (c)	108,811
1,086	Pall Corp.	28,844
1,479	Parker Hannifin Corp. (c)	63,538
		1,049,978
	Media — 2.6%
6,262	CBS Corp., Class B	43,333
26,570	Comcast Corp., Class A	384,999
4,830	DIRECTV Group, Inc. (The) (a)	119,349
2,141	Gannett Co., Inc. (c)	7,643
4,408	Interpublic Group of Cos., Inc. (The) (a) (c)	22,260
2,898	McGraw-Hill Cos., Inc. (The)	87,259
332	Meredith Corp. (c)	8,483
1,074	New York Times Co. (The), Class A	5,918
21,196	News Corp., Class A	193,096
2,864	Omnicom Group, Inc.	90,445
833	Scripps Networks Interactive, Inc., Class A	23,182
3,247	Time Warner Cable, Inc. (c)	102,833
11,025	Time Warner, Inc.	277,720
5,588	Viacom, Inc., Class B (a)	126,848
17,110	Walt Disney Co. (The)	399,176
55	Washington Post Co. (The), Class B	19,370
		1,911,914
	Metals & Mining — 0.9%
1,007	AK Steel Holding Corp.	19,324
8,977	Alcoa, Inc.	92,732
903	Allegheny Technologies, Inc. (c)	31,542
3,794	Freeport-McMoRan Copper & Gold, Inc. (c)	190,117
4,510	Newmont Mining Corp.	184,324
2,896	Nucor Corp.	128,669
784	Titanium Metals Corp.	7,205
1,321	United States Steel Corp. (c)	47,213
		701,126
	Multiline Retail — 0.8%
761	Big Lots, Inc. (a)	16,004
1,293	Family Dollar Stores, Inc.	36,592
2,048	J.C. Penney Co., Inc.	58,798
2,814	Kohl’s Corp. (a)	120,298
3,876	Macy’s, Inc. (c)	45,582
1,475	Nordstrom, Inc.	29,338
498	Sears Holdings Corp. (a)	33,127
6,932	Target Corp.	273,606
		613,345
	Multi-Utilities — 1.4%
1,968	Ameren Corp.	48,983
3,218	CenterPoint Energy, Inc.	35,655
2,090	CMS Energy Corp. (c)	25,247
2,528	Consolidated Edison, Inc. (c)	94,598
5,436	Dominion Resources, Inc.	181,671
1,510	DTE Energy Co.	48,320
705	Integrys Energy Group, Inc.	21,143
2,530	NiSource, Inc.	29,500
3,395	PG&E Corp.	130,504
4,663	Public Service Enterprise Group, Inc.	152,154
1,123	SCANA Corp.	36,464
2,251	Sempra Energy	111,717
1,962	TECO Energy, Inc. (c)	23,407
1,078	Wisconsin Energy Corp.	43,885
4,199	Xcel Energy, Inc.	77,304
		1,060,552
	Office Electronics — 0.1%
7,968	Xerox Corp.	51,633

	Oil, Gas & Consumable Fuels — 10.5%
4,600	Anadarko Petroleum Corp.	208,794
3,089	Apache Corp.	222,871
955	Cabot Oil & Gas Corp.	29,261
5,193	Chesapeake Energy Corp.	102,977
18,473	Chevron Corp.	1,223,836
13,652	ConocoPhillips	574,203
1,665	Consol Energy, Inc.	56,543
2,293	Denbury Resources, Inc. (a)	33,776
4,091	Devon Energy Corp.	222,960
6,460	El Paso Corp.	59,626
2,306	EOG Resources, Inc. (c)	156,624
44,965	Exxon Mobil Corp.	3,143,503
2,621	Hess Corp.	140,879
6,522	Marathon Oil Corp.	196,508
788	Massey Energy Co. (c)	15,398

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Oil, Gas & Consumable Fuels — 10.5%
1,758	Murphy Oil Corp.	95,495
1,598	Noble Energy, Inc. (c)	94,234
7,469	Occidental Petroleum Corp.	491,535
2,463	Peabody Energy Corp.	74,284
1,050	Pioneer Natural Resources Co.	26,775
1,443	Range Resources Corp.	59,755
3,166	Southwestern Energy Co. (a)	122,999
5,944	Spectra Energy Corp.	100,572
1,077	Sunoco, Inc.	24,986
1,275	Tesoro Corp. (c)	16,231
5,126	Valero Energy Corp.	86,578
5,345	Williams Cos., Inc. (The)	83,435
5,342	XTO Energy, Inc.	203,744
		7,868,382
	Paper & Forest Products — 0.2%
3,983	International Paper Co.	60,263
1,576	MeadWestvaco Corp.	25,862
1,947	Weyerhaeuser Co.	59,247
		145,372
	Personal Products — 0.2%
3,934	Avon Products, Inc.	101,418
1,070	Estee Lauder Cos., Inc. (The), Class A	34,957
		136,375
	Pharmaceuticals — 7.4%
14,241	Abbott Laboratories	669,897
2,833	Allergan, Inc.	134,794
18,253	Bristol-Myers Squibb Co. (c)	370,718
9,317	Eli Lilly & Co.	322,741
2,779	Forest Laboratories, Inc. (a)	69,781
25,392	Johnson & Johnson (c)	1,442,266
2,285	King Pharmaceuticals, Inc. (a)	22,004
19,431	Merck & Co., Inc. (c)	543,291
2,811	Mylan, Inc. (a) (c)	36,683
62,181	Pfizer, Inc.	932,715
15,004	Schering-Plough Corp.	376,900
972	Watson Pharmaceuticals, Inc. (a) (c)	32,747
12,289	Wyeth	557,798
		5,512,335
	Professional Services — 0.2%
490	Dun & Bradstreet Corp.	39,793
1,163	Equifax, Inc.	30,354
1,161	Monster Worldwide, Inc. (a)	13,712
1,408	Robert Half International, Inc.	33,257
		117,116
	Real Estate Investment Trusts (REITs) — 1.0%
1,078	Apartment Investment & Management Co., Class A	9,540
736	AvalonBay Communities, Inc.	41,172
1,277	Boston Properties, Inc.	60,913
2,523	Equity Residential	56,086
2,511	HCP, Inc. (c)	53,208
1,024	Health Care REIT, Inc. (c)	34,918
5,540	Host Hotels & Resorts, Inc.	46,481
2,983	Kimco Realty Corp. (c)	29,979
1,501	Plum Creek Timber Co., Inc.	44,700
4,079	ProLogis	32,877
1,156	Public Storage (c)	75,695
2,580	Simon Property Group, Inc.	132,689
1,442	Ventas, Inc.	43,058
1,477	Vornado Realty Trust	66,518
		727,834
	Real Estate Management & Development — 0.0% (g)
2,181	CB Richard Ellis Group, Inc., Class A (a) (c)	20,414

	Road & Rail — 0.9%
2,566	Burlington Northern Santa Fe Corp.	188,703
3,607	CSX Corp.	124,910
3,382	Norfolk Southern Corp. (c)	127,400
515	Ryder System, Inc.	14,379
4,645	Union Pacific Corp. (c)	241,819
		697,211
	Semiconductors & Semiconductor Equipment — 2.5%
5,165	Advanced Micro Devices, Inc. (a) (c)	19,988
2,704	Altera Corp.	44,021
2,683	Analog Devices, Inc.	66,485
12,284	Applied Materials, Inc. (c)	134,755
3,939	Broadcom Corp., Class A (a) (c)	97,648
51,465	Intel Corp.	851,746
1,565	KLA-Tencor Corp. (c)	39,516
2,048	Linear Technology Corp. (c)	47,821
5,979	LSI Corp. (a) (c)	27,264
2,059	MEMC Electronic Materials, Inc. (a)	36,671
1,685	Microchip Technology, Inc. (c)	37,997
7,802	Micron Technology, Inc. (a) (c)	39,478
1,798	National Semiconductor Corp.	22,565
900	Novellus Systems, Inc. (a) (c)	15,030
5,033	NVIDIA Corp. (a) (c)	56,823
1,594	Teradyne, Inc. (a) (c)	10,935
11,734	Texas Instruments, Inc.	249,934
2,539	Xilinx, Inc. (c)	51,948
		1,850,625
	Software — 4.2%
4,826	Adobe Systems, Inc. (a)	136,576
2,105	Autodesk, Inc. (a)	39,953
1,704	BMC Software, Inc. (a)	57,578
3,633	CA, Inc.	63,323
1,667	Citrix Systems, Inc. (a)	53,161

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   9

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Software — Continued
2,230	Compuware Corp. (a)	15,298
2,976	Electronic Arts, Inc. (a)	64,639
2,977	Intuit, Inc. (a)	83,832
1,432	McAfee, Inc. (a)	60,416
70,527	Microsoft Corp.	1,676,427
3,181	Novell, Inc. (a)	14,410
34,900	Oracle Corp.	747,558
978	Salesforce.com, Inc. (a) (c)	37,330
7,536	Symantec Corp. (a) (c)	117,260
		3,167,761
	Specialty Retail — 1.9%
810	Abercrombie & Fitch Co., Class A (c)	20,566
995	AutoNation, Inc. (a) (c)	17,263
333	AutoZone, Inc. (a)	50,320
2,393	Bed Bath & Beyond, Inc. (a)	73,585
3,146	Best Buy Co., Inc. (c)	105,360
1,517	GameStop Corp., Class A (a)	33,389
4,238	Gap, Inc. (The)	69,503
15,631	Home Depot, Inc. (c)	369,361
2,489	Limited Brands, Inc.	29,793
13,606	Lowe’s Cos., Inc.	264,092
2,531	Office Depot, Inc. (a)	11,541
1,250	O’Reilly Automotive, Inc. (a) (c)	47,600
1,153	RadioShack Corp.	16,096
906	Sherwin-Williams Co. (The)	48,698
6,591	Staples, Inc.	132,940
1,143	Tiffany & Co. (c)	28,986
3,811	TJX Cos., Inc. (c)	119,894
		1,438,987
	Textiles, Apparel & Luxury Goods — 0.5%
2,927	Coach, Inc.	78,678
3,571	Nike, Inc., Class B	184,906
521	Polo Ralph Lauren Corp. (c)	27,894
816	V.F. Corp.	45,166
		336,644
	Thrifts & Mortgage Finance — 0.2%
4,805	Hudson City Bancorp, Inc. (c)	63,859
3,209	People’s United Financial, Inc.	48,263
		112,122
	Tobacco — 1.7%
19,053	Altria Group, Inc.	312,279
1,550	Lorillard, Inc.	105,044
18,075	Philip Morris International, Inc.	788,431
1,557	Reynolds American, Inc. (c)	60,131
		1,265,885
	Trading Companies & Distributors — 0.1%
1,190	Fastenal Co.	39,473
573	W.W. Grainger, Inc.(c)	46,917
		86,390
	Wireless Telecommunication Services — 0.4%
3,665	American Tower Corp., Class A (a)	115,558
2,378	MetroPCS Communications, Inc. (a)	31,651
26,458	Sprint Nextel Corp. (a) (c)	127,263
		274,472
	Total Common Stocks (Cost $90,299,472)	74,166,004
	Investment Company — 0.0% (g)
70	SPDR Trust, Series 1 (Cost $6,641)	6,434
	Total Long-Term Investments (Cost $90,306,113)	74,172,438
PRINCIPAL AMOUNT($)
Short-Term Investment — 0.1%
	U.S. Treasury Obligation — 0.1%
100,000	U.S. Treasury Bill, 0.133%, 08/06/09 (k) (n) (Cost $99,987)	99,987

SHARES
Investment of Cash Collateral for Securities on Loan — 17.0%
	Investment Company — 17.0%
12,700,033	JPMorgan Prime Money Market Fund, Capital Shares, 0.450% (b) (l) (Cost $12,700,033)	12,700,033
	Total Investments — 116.3% (Cost $103,106,133)	86,972,458
	Liabilities in Excess of Other Assets — (16.3)%	(12,178,517)
	NET ASSETS — 100.0%	$74,793,941

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
14	E-mini S&P 500	09/18/09	$640,850	$(13,376)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

SPDR —	Standard & Poor’s Depository Receipts

(a) —	Non-income producing security.

(b) —	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(c) —	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(g) —	Amount rounds to less than 0.1%.

(k) —	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l) —	The rate shown is the current yield as of June 30, 2009.

(m) —	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(n) —	The rate shown is the effective yield at the date of purchase.

(q) —	Investment in affiliate. This security is included in an index in which the Portfolio, as an index fund, invests.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   11

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2009 (Unaudited)

Equity Index Portfolio
ASSETS:
Investments in non-affiliates, at value	$73,046,921
Investments in affiliates, at value	13,925,537
Total investment securities, at value	86,972,458
Receivables:
Investment securities sold	1,564,776
Portfolio shares sold	6,357
Interest and dividends	104,742
Total Assets	88,648,333

LIABILITIES:
Payables:
Due to custodian	904,675
Investment securities purchased	129,719
Collateral for securities lending program	12,700,033
Portfolio shares redeemed	28,894
Variation margin on futures contracts	3,990
Accrued liabilities:
Investment advisory fees	1,968
Administration fees	8,335
Custodian and accounting fees	45,202
Trustees’ and Chief Compliance Officer’s fees	496
Other	31,080
Total Liabilities	13,854,392
Net Assets	$74,793,941

NET ASSETS:
Paid in capital	$100,868,821
Accumulated undistributed (distributions in excess of) net investment income	847,515
Accumulated net realized gains (losses)	(10,775,344)
Net unrealized appreciation (depreciation)	(16,147,051)
Total Net Assets	$74,793,941

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value)	9,393,715
Net asset value, offering and redemption price per share	$7.96

Cost of investments in non-affiliates	$89,147,015
Cost of investments in affiliates	13,959,118
Value of securities on loan	12,335,046

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2009 (Unaudited)

Equity Index Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$153
Dividend income from non-affiliates	946,921
Dividend income from affiliates (a)	18,579
Income from securities lending (net)	24,741
Total investment income	990,394

EXPENSES:
Investment advisory fees	88,229
Administration fees	38,638
Custodian and accounting fees	41,734
Interest expense to affiliates	11
Professional fees	23,119
Trustees’ and Chief Compliance Officer’s fees	377
Printing and mailing costs	24,992
Transfer agent fees	4,968
Other	6,730
Total expenses	228,798
Less amounts waived	(87,625)
Less earnings credits	(3)
Net expenses	141,170
Net investment income (loss)	849,224

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(3,101,644)
Investments in affiliates	(14,807)
Futures	53,421
Net realized gain (loss)	(3,063,030)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	4,281,712
Investments in affiliates	107,099
Futures	(27,514)
Change in net unrealized appreciation (depreciation)	4,361,297
Net realized/unrealized gains (losses)	1,298,267
Change in net assets resulting from operations	$2,147,491

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   13

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Equity Index Portfolio
	Six Months Ended 6/30/2009 (Unaudited)	Year Ended 12/31/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$849,224	$2,043,550
Net realized gain (loss)	(3,063,030)	(3,722,181)
Change in net unrealized appreciation (depreciation)	4,361,297	(44,329,437)
Change in net assets resulting from operations	2,147,491	(46,008,068)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,014,130)	(2,165,120)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	5,933,070	13,750,436
Dividends and distributions reinvested	2,014,130	2,165,120
Cost of shares redeemed	(7,615,803)	(25,445,331)
Change in net assets from capital transactions	331,397	(9,529,775)

NET ASSETS:
Change in net assets	464,758	(57,702,963)
Beginning of period	74,329,183	132,032,146
End of period	$74,793,941	$74,329,183
Accumulated undistributed (distributions in excess of) net investment income	$847,515	$2,012,421

SHARE TRANSACTIONS:
Issued	783,160	1,300,043
Reinvested	269,990	189,590
Redeemed	(1,028,658)	(2,382,850)
Change in Shares	24,492	(893,217)

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   15

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class 1

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income
Equity Index Portfolio
Six Months Ended June 30, 2009 (Unaudited)	$7.93	$0.09	(e)	$0.15		$0.24	$(0.21)
Year Ended December 31, 2008	12.87	0.21	(e)	(4.93	)(f)	(4.72)	(0.22)
Year Ended December 31, 2007	12.43	0.22		0.41		0.63	(0.19)
Year Ended December 31, 2006	10.92	0.19		1.48		1.67	(0.16)
Year Ended December 31, 2005	10.61	0.15		0.31		0.46	(0.15)
Year Ended December 31, 2004	9.72	0.15		0.85		1.00	(0.11)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes a gain resulting from a litigation payment on a security owned in a prior year. Without this gain, the total return would have been (37.28)% and the net realized and unrealized gains (losses) on investments per share would have been $(4.94).

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)

Net asset value, end of period	Total return (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$7.96	3.22%		$74,794	0.40%	2.41%	0.65%	8%
7.93	(37.21	)(f)	74,329	0.40	1.95	0.52	12
12.87	5.10		132,032	0.40	1.56	0.53	6
12.43	15.42		144,097	0.40	1.54	0.57	7
10.92	4.46		136,929	0.46	1.41	0.51	12
10.61	10.34		137,197	0.50	1.53	0.51	14

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   17

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Class Offered	Diversified/Non-Diversified
Equity Index Portfolio	Class 1	Diversified

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•  Level 1 — quoted prices in active markets for identical securities

•  Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

18   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

The following is a summary of the inputs used as of June 30, 2009 in valuing the Portfolio’s assets and liabilities carried at fair value:

Valuation Inputs #	Investments in Securities	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
Level 1 — Quoted prices	$86,872,471	$—	$(13,376)
Level 2 — Other significant observable inputs	99,987	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$86,972,458	$—	$(13,376)

#	Portfolio holdings designated in Level 1 and Level 2 are disclosed individually in the Schedule of Portfolio Investments (SOI). Level 2 consists of a U.S. Treasury Bill that is held for futures collateral. Please refer to the SOI for industry specifics of the portfolio holdings.

*	Other financial instruments may include futures, forwards and swap contracts.

B.  Futures Contracts — The Portfolio may use index future contracts to gain exposure to the stock market, enhance returns, maintain liquidity and minimize transaction costs. The Portfolio may buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified security or financial index over a predetermined time period. Upon entering into a futures contract, the Portfolio is required to deposit to the broker cash or securities in an amount equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments (variation margin) are made or received by the Portfolio periodically, based on changes in the market value of open futures contracts. Variation margin is recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of futures contracts. Securities pledged for initial margin are designated in the Schedule of Portfolio Investments and cash deposited is recorded on the Statement of Assets and Liabilities. Receivable and/or payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying index. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, future exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

Notional values are used to express the volume of future contract activity. These values are disclosed in the accompanying Schedule of Portfolio Investments.

C.  Transactions with Affiliates — An issuer which is under common control with the Portfolio may be considered an affiliate. For purposes of the report, the Portfolio assumes the following to be affiliated issuers:

	For the six months ended June 30, 2009
Affiliate	Value at December 31, 2008	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend*/ Interest Income	Shares/ Principal Amount ($) at June 30, 2009	Value at June 30, 2009
JPMorgan Chase & Co. (Common Stock)	$1,097,054	$106,711	$(70,553)	$(14,807)	$14,978	35,928	$1,225,504
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	923,426	8,839,603	(9,763,029)	—	3,003	—	—
JPMorgan Prime Money Market Fund, Capital Shares**	357,175	18,535,944	6,193,086	—	—	12,700,033	12,700,033
Total	$2,377,655			$(14,807)	$17,981		$13,925,537

*	Does not include reimbursement of advisory, administration and shareholder servicing fees resulting from investments in money market funds as disclosed in notes 2.D. and 3.A.

**	Represents investment of cash collateral related to securities on loan, as described in note 2.D. Dividend income earned from this investment is included in, and represents a significant portion of, Income from securities lending (net) in the Statement of Operations.

D.  Securities Lending — The Portfolio may lend securities to brokers approved by JPMorgan Investment Advisors Inc. (the “Advisor”) in order to generate additional income. Goldman Sachs Bank USA (“GS Bank”) serves as lending agent for the Portfolio. Securities loans are collateralized by cash, which is invested in approved instruments (“collateral investments”), in accordance with investment guidelines. Upon termination of the loan,

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   19

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (Unaudited) (continued)

the Portfolio is required to return to the borrower the posted cash collateral. Loans are subject to termination by the Portfolio or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments, net of a rebate paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as income from securities lending (net) on the Statement of Operations. The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as interest income on the Statement of Operations. For the period ended June 30, 2009, the Portfolio earned $6,690 from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest. The securities lending agreement with GS Bank requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of cash collateral investments are disclosed in the Schedule of Portfolio Investments. At June 30, 2009, the value of outstanding securities on loan and the value of collateral investments were as follows:

Value of Loaned Securities	Cash Collateral Posted by Borrower	Total Value of Collateral Investments
$12,335,046	$12,700,033	$12,700,033

The Portfolio bears the risk of loss associated with the investment of cash collateral and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted, when the Advisor does not believe that it is prudent to sell the cash collateral investments to fund this liability.

Securities lending involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GS Bank has agreed to indemnify the Portfolio from losses resulting from a borrower failure to return a loaned security.

The Portfolio invests cash collateral amounts received from borrowers in the JPMorgan Prime Money Market Fund — Capital Shares. The Advisor of the Fund waived fees associated with the Portfolio’s investment in JPMorgan Prime Money Market Fund of $691. This amount offsets the shareholder servicing fees and other expenses, excluding advisory fees, incurred by JPMorgan Prime Money Market Fund related to the Portfolio’s investment in such fund. A portion of the reimbursement is voluntary.

E.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

F.  Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

G.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

H. Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.25%.

20   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor reimburse to the Portfolio an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the six months ended June 30, 2009 (excluding the reimbursement disclosed in Note 2.D. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) was $598.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2009, the annualized effective rate was 0.11% of the Portfolio’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D.  Custodian and Accounting Fees — JPMorgan Chase Bank N.A. (JPMCB), an affiliate of the Portfolio, provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E.  Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.40% of the Portfolio’s average daily net assets.

The contractual expense limitation agreement was in effect for the six months ended June 30, 2009. The expense limitation percentage above is in place until at least April 30, 2010.

For the six months ended June 30, 2009, the Advisor waived fees and/or reimbursed expenses for the Portfolio in the amount of $87,625. The Advisor does not expect the Portfolio to repay any such waived fees and reimbursed expenses in future years.

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2009, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the six months ended June 30, 2009, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   21

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (Unaudited) (continued)

4. Investment Transactions

During the six months ended June 30, 2009, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$5,718,977	$6,210,267

During the six months ended June 30, 2009, there were no purchases or sales of U.S. Government Securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2009, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$103,106,133	$9,558,511	$25,692,186	$(16,133,675)

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2009, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

8. Subsequent Event

Management has evaluated all subsequent transactions and events after the balance sheet date through August 17, 2009, the date on which these financial statements were issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

22   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs: including investment advisory, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, January 1, 2009, and continued to hold your shares at the end of the reporting period, June 30, 2009.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2009	Ending Account Value, June 30, 2009	Expenses Paid During January 1, 2009 to June 30, 2009*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$1,032.20	$2.02	0.40%
Hypothetical	1,000.00	1,022.81	2.01	0.40

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   23

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. June 2009.	SAN-JPMITEIP-609

Semi-Annual Report

JPMorgan Insurance Trust

Six months ended June 30, 2009 (Unaudited)

JPMorgan Insurance Trust International Equity Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	5
Financial Statements	8
Financial Highlights	12
Notes to Financial Statements	14
Schedule of Shareholder Expenses	20

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 15, 2009 (Unaudited)

Dear Shareholder:

As you know, the past year has been among the most dramatic and difficult in modern financial history, with an unprecedented financial crisis sending the U.S. and global economies into a deep and painful recession. As we enter the second half of 2009, we have seen some hints of optimism in both the markets and economy, but we still face a long and bumpy road to recovery.

“As we enter the second half of 2009, we have seen some hints of optimism in both the markets and economy, but we still face a long and bumpy road to recovery.”

The financial storm abates

Three months after the collapse of Lehman Brothers last September, the average daily volatility of the Dow Jones Industrial Average was greater than in any three months over the Dow’s 113-year history. The first few months of 2009 offered investors little respite: in early March, stocks plunged to their lowest level in 14 years.

Recently, however, there have been signs that the storm has abated somewhat: the government and Federal Reserve’s policy actions have loosened credit markets and helped reduce the risk of additional major bank failures. Additionally, declining stock market volatility, lower credit spreads and a rally in financial firm stocks all seem to suggest that the worst of the financial crisis may be behind us.

The economy is also showing signs of buoyancy, including some stabilization in consumer spending and improvements in international trade and housing starts in the second quarter. Many economists believe that real gross domestic product growth will turn positive in the second half of the year, powered by a rebound in homebuilding, autos and inventories. Despite these “green shoots,” however, risks, such as rising unemployment, low consumer confidence and a vulnerable economy, still persist.

As riskier assets rally, Treasury prices sink

Inflation concerns, as well as investors’ willingness to take on riskier assets, such as corporate debt, contributed to a drop in Treasury prices and higher yields during the second quarter. As of June 30, 2009, 30-year bond yields rose to 4.32% from 2.69% six months earlier, the benchmark 10-year Treasury yields ended the period at 3.53% from 2.25% six months earlier, and the two-year note rose to 1.13% from 0.78%.

Stock indexes strengthened by second quarter rally

A strong second-quarter performance helped propel both the S&P 500 Index and NASDAQ Composite Index out of negative territory for the first half of the year. For the six months ended June 30, 2009, the S&P 500 Index was up 3.16% and the NASDAQ Composite Index rose 16.99%. The Dow Jones Industrial Average, however, ended the period in negative territory, returning –3.75%. Outside of the U.S., emerging markets powered a strong second-quarter rally, returning 36.22% over the six months, as measured by the MSCI Emerging Markets Index. Developed markets, as measured by the MSCI EAFE Index, rose 8.42% for the same period.

From a style perspective, mid-caps fared better (9.96%, as measured by the Russell Midcap Index) than their large- and small-cap counterparts during the period (4.32% and 2.64%, as measured by the Russell 1000 and Russell 2000 Indexes, respectively). Investors also appeared to be favoring more stable companies. The Russell 1000 Growth Index returned 11.53% in the period, compared to –2.87% for the Russell 1000 Value Index. Moving down the capitalization spectrum, the Russell Midcap Growth and Russell Midcap Value Indexes returned 16.61% and 3.19%, respectively. In the small-cap segment, the Russell 2000 Growth Index returned 11.36%, while the Russell 2000 Value Index closed at –5.17%.

Consider focusing on “timeless” principles of investing

The past year has challenged many time-honored investing strategies, but, as the “storm” abates, investors should consider a few important principles. First, the economy generally determines markets — rather than the other way around — and history suggests that, in time, the economy will recover. Second, although it’s nearly impossible to time the markets, many investors who bought assets at cheap valuations and held them for the long term have generally been rewarded. Lastly, since we can’t predict the future with any degree of certainty, it is prudent for investors to remain diversified — both to manage risk in an uncertain environment and to seek potential opportunities as we move closer to recovery.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence and trust. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust International Equity Portfolio

PORTFOLIO COMMENTARY
AS OF JUNE 30, 2009 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	January 3, 1995**
Fiscal Year End	December 31
Net Assets as of 6/30/2009	$42,555,059
Primary Benchmark	Morgan Stanley Capital International (MSCI) EAFE Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust International Equity Portfolio, which seeks to provide high total return from a portfolio of equity securities of foreign companies,* returned 7.44%** (Class 1 Shares) for the six months ended June 30, 2009, compared to the 7.95% return for the MSCI EAFE Index for the same period. Total return consists of capital growth and income.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	The Portfolio underperformed its benchmark for the period, due in part to holdings in industrials. An overweight in healthcare also hurt returns. Looking at regions, the Pacific Rim detracted from relative returns.

At the individual stock level, HSBC Holdings plc, a UK-based global banking group, was a weak performer during the period. Despite a recent bounce-back, the stock has lagged the market on a year-to-date basis. Ongoing problems at the bank’s U.S. consumer lending unit resulted in massive losses that prompted the company to cut its dividend, lay off workers and raise additional capital in an effort to shore up its balance sheet.

Nintendo Co. Ltd., the Japanese electronic gaming company, performed poorly on concerns that sales of the Wii gaming console may be running out of steam. Management recently raised its net income forecast for the year ending March 2010. That hike, however, was largely due to currency movements. Nintendo has a large cash reserve, most of which is denominated in U.S. dollars and other foreign currencies. If the yen weakens, the value of those holdings — in yen terms — will increase in value. Operating profits, in contrast, are expected to fall as the global recession affects sales of the Wii and DS handheld sets.

On the other hand, stock selection in the financial and telecommunication services sectors contribute to returns during the period. Regionally, stock selection was strong in the United Kingdom and Japan.

At the individual stock level, a major contributor for the period was Burberry Group plc, the UK-based maker of fashion clothing and accessories. Despite fears of an economic meltdown, the company’s strong promotional activity, continued expansion into emerging markets and the weakness of the pound sterling (which increased the value of the company’s overseas sales) assisted returns. Revenues were stronger-than-expected in the quarter ended March 31 2009. Acknowledging the macroeconomic environment remains difficult, Burberry unveiled cost-cutting plans and introduced a number of lower-priced items.

Petrobras, the Brazilian oil/gas company, was another strong contributor to performance. The stock surged, fueled by a rebound in oil prices, a surging Brazilian market and the company’s own strong fundamentals. Petrobras boasts one of the strongest and most visible growth profiles among the large oil companies, having made a number of new, potentially-large discoveries off the coast of Brazil.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	We focused on stock selection to attempt to build a diversified portfolio of international equities demonstrating attractive earnings growth prospects at reasonable valuations. We aimed to identify large-cap, high-quality companies with solid growth profiles. We defined quality companies as those with high returns on equity, sustainable earnings and healthy balance sheets. While equities might not look expensive and some sectors, such as financials, appeared relatively inexpensive, the outlook for corporate profits was not good. To that end, we positioned the Portfolio very cautiously and were highly focused on companies with strong balance sheets and the ability to fund growth from internally generated cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Total S.A. (France)	3.6%
2.	HSBC Holdings plc (United Kingdom)	2.9
3.	Vodafone Group plc (United Kingdom)	2.5
4.	Nestle S.A. (Switzerland)	2.5
5.	Telefonica S.A. (Spain)	2.2
6.	BHP Billiton Ltd. (Australia)	2.1
7.	Roche Holding AG (Switzerland)	2.1
8.	Standard Chartered plc (United Kingdom)	2.0
9.	E.ON AG (Germany)	1.9
10.	Tesco plc (United Kingdom)	1.8

2   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

PORTFOLIO COMPOSITION BY COUNTRY***

United Kingdom	22.6%
Japan	18.2
France	14.2
Switzerland	10.9
Germany	7.8
Netherlands	4.1
Spain	4.0
Italy	3.6
Australia	2.6
Brazil	2.0
China	1.7
Hong Kong	1.5
Finland	1.3
Mexico	1.3
Belgium	1.0
Israel	1.0
Others (each less than 1.0%)	2.2

*	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

**	The Portfolio acquired all of the assets and liabilities of JPMorgan International Equity Portfolio (“Predecessor Portfolio”) in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by the Portfolio and will be used going forward. As a result the inception date reflects that of the Predecessor Portfolio and the performance information reflects that of the Predecessor Portfolio for the periods prior to its reorganization with the Portfolio.
The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of June 30, 2009. The Portfolio’s composition is subject to change.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust International Equity Portfolio

PORTFOLIO COMMENTARY
AS OF JUNE 30, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	1/3/95	7.44%	(29.88)%	1.26%	(0.07)%
CLASS 2 SHARES	4/24/09	7.44	(29.88)	1.26	(0.07)

TEN YEAR PERFORMANCE (6/30/99 TO 6/30/09)

Source: Lipper Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual Funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Inception date for Class 1 Shares is January 3, 1995, which is the inception date of JPMorgan International Equity Portfolio (“Predecessor Portfolio”). International Equity Portfolio acquired all of the assets and liabilities of the Predecessor Portfolio in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by International Equity Portfolio and will be used going forward. As a result the performance for Class 1 Shares prior to April 25, 2009, is the performance of the Predecessor Portfolio.

Returns for Class 2 Shares prior to April 25, 2009 are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares and the Predecessor Portfolio.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust International Equity Portfolio, the MSCI EAFE Index and the Lipper Variable Underlying Funds International Core Funds Index from June 30, 1999 to June 30, 2009. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the MSCI EAFE Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds International Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The MSCI EAFE (Europe, Australia, Far East) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding U.S. and Canada. The Lipper Variable Underlying Funds International Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Portfolio may also be subject to the additional risk of non-diversified “regional” investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

JPMorgan Insurance Trust International Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.7%
	Common Stocks — 98.5%
	Australia — 2.5%
32,480	BHP Billiton Ltd. (m)	889,817
4,064	Rio Tinto Ltd.	169,758
		1,059,575
	Belgium — 1.0%
11,790	Anheuser-Busch InBev N.V. (m)	427,498
	Brazil — 1.9%
10,682	Petroleo Brasileiro S.A., ADR (m)	437,748
21,924	Vale SA, ADR (m)	386,520
		824,268
	China — 1.7%
58,000	China Life Insurance Co., Ltd., Class H (m)	213,162
22,500	China Mobile Ltd. (m)	225,279
405,000	Industrial & Commercial Bank of China, Class H (m)	280,538
		718,979
	Finland — 1.3%
38,120	Nokia OYJ (m)	558,346
	France — 14.0%
8,193	Accor S.A. (m)	326,426
25,774	AXA S.A. (m)	487,821
10,346	BNP Paribas	674,686
6,130	Cie de Saint-Gobain	206,259
6,653	GDF Suez (m)	249,036
8,422	Imerys S.A. (a) (m)	353,956
5,695	Lafarge S.A. (a)	387,473
3,222	Lafarge S.A. (a) (m)	210,948
4,250	LVMH Moet Hennessy Louis Vuitton S.A.	325,947
5,542	Pernod-Ricard S.A. (m)	350,383
3,800	PPR	311,512
9,549	Sanofi-Aventis S.A. (m)	564,246
27,762	Total S.A. (m)	1,504,711
		5,953,404
	Germany — 7.7%
10,620	Bayer AG (m)	570,718
15,127	Deutsche Post AG (m)	197,512
22,659	E.ON AG (m)	804,344
4,029	Linde AG (m)	330,993
2,500	RWE AG (m)	197,148
9,338	SAP AG	376,491
8,412	Siemens AG (m)	581,708
14,137	Symrise AG (m)	209,331
		3,268,245
	Greece — 0.5%
19,227	Piraeus Bank S.A. (a) (m)	191,424
	Hong Kong — 1.4%
56,700	Esprit Holdings Ltd. (m)	315,015
91,000	Hang Lung Properties Ltd. (m)	299,666
		614,681
	Israel — 1.0%
8,690	Teva Pharmaceutical Industries Ltd., ADR (m)	428,765
	Italy — 3.6%
30,112	ENI S.p.A. (m)	714,166
136,866	Intesa Sanpaolo S.p.A. (a) (m)	442,284
144,335	UniCredit S.p.A. (a) (m)	365,064
		1,521,514
	Japan — 18.0%
14,200	Astellas Pharma, Inc. (m)	501,433
19,000	Canon, Inc.	620,616
5,900	East Japan Railway Co. (m)	355,215
26,500	Honda Motor Co., Ltd. (m)	729,037
228	Japan Tobacco, Inc. (m)	712,690
30,800	Komatsu Ltd. (m)	475,538
28,100	Mitsubishi Corp. (m)	518,535
81,900	Mitsubishi UFJ Financial Group, Inc. (m)	505,716
17,000	Mitsui Fudosan Co., Ltd. (m)	294,851
8,600	Murata Manufacturing Co., Ltd.	367,043
6,100	Nidec Corp. (m)	371,303
1,800	Nintendo Co., Ltd. (m)	498,159
26,100	Nomura Holdings, Inc. (m)	220,306
7,500	Shin-Etsu Chemical Co., Ltd. (m)	347,842
300	SMC Corp. (m)	32,212
46,400	Sumitomo Corp. (m)	471,642
11,100	Sumitomo Mitsui Financial Group, Inc. (m)	449,165
600	Yahoo! Japan Corp.	190,827
		7,662,130
	Mexico — 1.2%
7,130	America Movil S.A.B. de C.V., Series L, ADR (m)	276,074
7,910	Fomento Economico Mexicano S.A.B. de C.V., ADR (m)	255,018
		531,092
	Netherlands — 4.1%
32,249	ING Groep N.V. CVA (m)	326,715
8,145	Koninklijke Philips Electronics N.V. (m)	150,381
24,709	Reed Elsevier N.V. (m)	273,214
28,912	Royal Dutch Shell plc, Class A (m)	724,451
14,424	Wolters Kluwer N.V.	253,040
		1,727,801

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust International Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	South Korea — 0.8%
760	Samsung Electronics Co., Ltd. (m)	351,397
	Spain — 4.0%
34,316	Banco Bilbao Vizcaya Argentaria S.A. (m)	432,089
6,940	Inditex S.A.	334,001
40,660	Telefonica S.A. (m)	923,369
		1,689,459
	Sweden — 0.4%
17,490	Atlas Copco AB, Class A (m)	176,110
	Switzerland — 10.7%
37,160	ABB Ltd. (a) (m)	586,782
5,245	Adecco S.A.	219,226
8,161	Holcim Ltd. (a) (m)	464,640
27,438	Nestle S.A. (m)	1,036,016
18,079	Novartis AG (m)	735,946
6,376	Roche Holding AG (m)	868,744
18,099	Xstrata plc (m)	196,705
2,583	Zurich Financial Services AG (m)	456,554
		4,564,613
	Taiwan — 0.5%
21,628	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	203,519
	United Kingdom — 22.2%
71,527	Barclays plc (m)	332,390
40,160	BG Group plc (m)	676,282
34,999	British Land Co. plc (m)	220,384
50,558	Burberry Group plc (m)	352,348
83,381	Centrica plc (m)	306,595
27,489	GlaxoSmithKline plc (m)	485,547
146,966	HSBC Holdings plc (m)	1,226,253
65,469	ICAP plc (m)	487,613
14,770	Imperial Tobacco Group plc (m)	384,427
68,580	Man Group plc (m)	314,364
85,350	Marks & Spencer Group plc (m)	430,388
53,831	Prudential plc (m)	367,960
4,950	Rio Tinto plc (m)	171,426
45,773	Standard Chartered plc (m)	860,671
131,402	Tesco plc (m)	767,369
539,678	Vodafone Group plc (m)	1,049,643
63,792	Wm Morrison Supermarkets plc (m)	249,159
17,484	Wolseley plc (a) (m)	334,702
67,590	WPP plc (m)	449,474
		9,466,995
	Total Common Stocks (Cost $42,568,594)	41,939,815

NUMBER OF RIGHTS	SECURITY DESCRIPTION	VALUE ($)
	Rights — 0.2%
	Australia — 0.1%
2,133	Rio Tinto Ltd., expiring 07/01/09 (a) (m)	36,266
	United Kingdom — 0.1%
2,598	Rio Tinto plc, expiring 07/01/09 (a) (m)	29,834
	Total Rights (Cost $51,457)	66,100
	Total Investments — 98.7% (Cost $42,620,051)	42,005,915
	Other Assets in Excess of Liabilities — 1.3%	549,144
	NET ASSETS — 100.0%	$42,555,059

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

Summary of Investments by Industry, June 30, 2009

The following table represents the portfolio investments of the Portfolio by industry classifications as a percentage of total investments:

Industry	Percentage
Commercial Banks	13.7%
Pharmaceuticals	9.9
Oil, Gas & Consumable Fuels	9.7
Metals & Mining	4.5
Wireless Telecommunication Services	3.7
Insurance	3.6
Construction Materials	3.4
Trading Companies & Distributors	3.2
Tobacco	2.6
Food Products	2.5
Beverages	2.5
Capital Markets	2.4
Food & Staples Retailing	2.4
Media	2.3
Diversified Telecommunication Services	2.2
Chemicals	2.1
Software	2.1
Electric Utilities	1.9
Multi-Utilities	1.8
Multiline Retail	1.8
Electronic Equipment, Instruments & Components	1.8
Industrial Conglomerates	1.7
Automobiles	1.7
Machinery	1.6
Textiles, Apparel & Luxury Goods	1.6
Specialty Retail	1.5
Office Electronics	1.5
Real Estate Management & Development	1.4
Electrical Equipment	1.4
Communications Equipment	1.3
Semiconductors & Semiconductor Equipment	1.3
Others (each less than 1.0%)	4.9

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR —	American Depositary Receipt

CVA —	Dutch Certification

(a) —	Non-income producing security.

(m) —	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

In addition, the value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. are $40,018,270 which amounts to 95.3% of total investments.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   7

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2009 (Unaudited)

International Equity Portfolio
ASSETS:
Investments in non-affiliates, at value	$42,005,915
Cash	343,321
Foreign Currency, at value	134,509
Receivables:
Investment securities sold	1,253,323
Portfolio shares sold	9,140
Interest and dividends	137,187
Tax reclaim	120,457
Total Assets	44,003,852

LIABILITIES:
Payables:
Investment securities purchased	1,290,903
Portfolio shares redeemed	25,668
Accrued liabilities:
Investment advisory fees	20,235
Administration fees	3,812
Distribution fees	19
Custodian and accounting fees	49,130
Other	59,026
Total Liabilities	1,448,793
Net Assets	$42,555,059

NET ASSETS:
Paid in capital	$46,844,555
Accumulated undistributed (distributions in excess of) net investment income	477,596
Accumulated net realized gains (losses)	(4,159,910)
Net unrealized appreciation (depreciation)	(607,182)
Total Net Assets	$42,555,059

NET ASSETS:
Class 1	$42,462,980
Class 2	92,079
Total	$42,555,059

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class 1	5,485,358
Class 2	11,900

Net Asset Value:
Class 1	$7.74
Class 2	7.74

Cost of investments in non-affiliates	$42,620,051
Cost of foreign currency	135,670

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2009* (Unaudited)

International Equity Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$937,347
Dividend income from affiliates (a)	172
Foreign taxes withheld	(88,879)
Total investment income	848,640

EXPENSES:
Investment advisory fees	115,669
Administration fees	11,475
Distribution fees — Class 2 (b)	606
Custodian and accounting fees	25,374
Interest expense to affiliates	30
Professional fees	28,401
Trustees’ and Chief Compliance Officer’s fees	3,663
Printing and mailing costs	13,739
Transfer agent fees	9,427
Reorganization expense (See Note 8)	69,995
Other	18,005
Total expenses	296,384
Less amounts waived	(10,771)
Less expense reimbursements	(79,489)
Net expenses	206,124
Net investment income (loss)	642,516

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(3,999,766)
Futures	153,365
Foreign currency transactions	8,565
Net realized gain (loss)	(3,837,836)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	6,477,787
Foreign currency translations	8,600
Change in net unrealized appreciation (depreciation)	6,486,387
Net realized/unrealized gains (losses)	2,648,551
Change in net assets resulting from operations	$3,291,067

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Because of the reorganization with the JPMorgan International Equity Portfolio (“Predecessor Portfolio”) in which the performance and financial history of the International Equity Portfolio was replaced with that of the Predecessor Portfolio, financial history began on April 24, 2009.

*	International Equity Portfolio acquired all of the assets and liabilities of JPMorgan International Equity Portfolio (“Predecessor Portfolio”) in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by International Equity Portfolio and will be used going forward. As a result, the information prior to April 25, 2009, reflects that of the Predecessor Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   9

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	International Equity Portfolio
	Six Months Ended 6/30/2009* (Unaudited)	Year Ended 12/31/2008*
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$642,516	$1,710,331
Net realized gain (loss)	(3,837,836)	1,565,002
Change in net unrealized appreciation (depreciation)	6,486,387	(35,317,867)
Change in net assets resulting from operations	3,291,067	(32,042,534)

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(1,854,667)	(1,153,074)
From net realized gains	(1,812,823)	(10,595,055)
Total distributions to shareholders	(3,667,490)	(11,748,129)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	1,190,349	1,892,929

NET ASSETS:
Change in net assets	813,926	(41,897,734)
Beginning of period	41,741,133	83,638,867
End of period	$42,555,059	$41,741,133
Accumulated undistributed (distributions in excess of) net investment income	$477,596	$1,689,747

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$3,353,047	$8,830,083
Dividends and distributions reinvested	3,667,490	11,748,129
Cost of shares redeemed	(5,545,139)	(18,685,283)
Change in net assets from Class 1 capital transactions	$1,475,398	$1,892,929
Class 2 (a)
Net assets acquired in Portfolio reorganization (See Note 8)	$3,343,698	$—
Cost of shares redeemed	(3,628,747)	—
Change in net assets from Class 2 capital transactions	$(285,049)	$—

Total change in net assets from capital transactions	$1,190,349	$1,892,929

SHARE TRANSACTIONS:
Class 1
Issued	470,472	767,728
Reinvested	534,620	892,037
Redeemed	(786,456)	(1,637,118)
Change in Class 1 Shares	218,636	22,647
Class 2 (a)
Shares issued in connection with Portfolio reorganization (See Note 8)	485,790	—
Redeemed	(473,890)	—
Change in Class 2 Shares	11,900	—

(a)	Because of the reorganization with the JPMorgan International Equity Portfolio (“Predecessor Portfolio”) in which the performance and financial history of the International Equity Portfolio was replaced with that of the Predecessor Portfolio, financial history began on April 24, 2009.

*	International Equity Portfolio acquired all of the assets and liabilities of JPMorgan International Equity Portfolio (“Predecessor Portfolio”) in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by International Equity Portfolio and will be used going forward. As a result, the information prior to April 25, 2009, reflects that of the Predecessor Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   11

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
International Equity Portfolio
Class 1 (e)
Six Months Ended June 30, 2009 (Unaudited)	$7.93	$0.12	(f)	$ 0.41	$0.53	$(0.36)	$(0.36)	$(0.72)
Year Ended December 31, 2008	15.95	0.34		(6.00)	(5.66)	(0.23)	(2.13)	(2.36)
Year Ended December 31, 2007	14.74	0.19	(f)	1.18	1.37	(0.16)	—	(0.16)
Year Ended December 31, 2006	12.20	0.13		2.55	2.68	(0.14)	—	(0.14)
Year Ended December 31, 2005	11.12	0.14		1.04	1.18	(0.10)	—	(0.10)
Year Ended December 31, 2004	9.45	0.10		1.63	1.73	(0.06)	—	(0.06)

Class 2
April 24, 2009(h) through June 30, 2009 (Unaudited)	6.88	0.14	(f)	0.72	0.86	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	International Equity Portfolio acquired all of the assets and liabilities of JPMorgan International Equity Portfolio (“Predecessor Portfolio”) in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by International Equity Portfolio and will be used going forward. As a result, the financial highlight information reflects that of the Predecessor Portfolio for the periods prior to reorganization with International Equity Portfolio.

(f)	Calculated based upon average shares outstanding.

(g)	Includes interest expense of 0.02%.

(h)	Because of the reorganization with the Predecessor Portfolio in which the performance and financial history of the International Equity Portfolio was replaced with that of the Predecessor Portfolio, the performance and the financial history began on April 24, 2009.

(i)	Due to the ratio being annualized, the ratio may appear disproportionate to other share classes.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$7.74	7 .85%	$42,463	1.07%		3.24%		1.54%	8%
7.93	(41 .35)	41,741	1.09		2.68		1.20	21
15.95	9 .33	83,639	1.22	(g)	1.20		1.22	15
14.74	22 .04	104,411	1.20		1.02		1.20	15
12.20	10 .69	82,806	1.20		1.27		1.20	8
11.12	18 .37	71,013	1.20		1.14		1.20	13

7.74	12 .50	92	1.27		10.38	(i)	1.43	8

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   13

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
International Equity Portfolio	Class 1 and Class 2	Diversified

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees, and each class has exclusive voting rights with respect to its distribution plan or administrative services plan.

The Portfolio acquired all of the assets and liabilities of JPMorgan International Equity Portfolio, a series of J.P. Morgan Series Trust II (“Predecessor Portfolio”) in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

14   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

The following is a summary of the inputs used as of June 30, 2009 in valuing the Portfolio’s assets and liabilities carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted prices	$1,261,130	$—
Level 2 — Other significant observable inputs	40,744,785	—
Level 3 — Significant unobservable inputs	—	—
Total	$42,005,915	$—

*	Other financial instruments may include futures, forwards and swap contracts.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2009.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$1,059,575	$—	$1,059,575
Belgium	—	427,498	—	427,498
Brazil	386,520	437,748	—	824,268
China	—	718,979	—	718,979
Finland	—	558,346	—	558,346
France	—	5,953,404	—	5,953,404
Germany	—	3,268,245	—	3,268,245
Greece	—	191,424	—	191,424
Hong Kong	—	614,681	—	614,681
Israel	428,765	—	—	428,765
Italy	—	1,521,514	—	1,521,514
Japan	190,827	7,471,303	—	7,662,130
Mexico	255,018	276,074	—	531,092
Netherlands	—	1,727,801	—	1,727,801
South Korea	—	351,397	—	351,397
Spain	—	1,689,459	—	1,689,459
Sweden	—	176,110	—	176,110
Switzerland	—	4,564,613	—	4,564,613
Taiwan	—	203,519	—	203,519
United Kingdom	—	9,466,995	—	9,466,995
Total Common Stocks	1,261,130	40,678,685	—	41,939,815
Rights
Australia	—	36,266	—	36,266
United Kingdom	—	29,834	—	29,834
Total	$1,261,130	$40,744,785	$—	$42,005,915

B.  Futures Contracts —The Portfolio may use index future contracts to gain exposure to the stock market, enhance returns, maintain liquidity and minimize transaction costs. The Portfolio may buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified security or financial index over a predetermined time period. Upon entering into a futures contract, the Portfolio is required to deposit to the broker cash or securities in an amount equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments (variation margin) are made or received by the Portfolio periodically, based on changes in the market value of open futures contracts. Variation margin is recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of futures contracts. Securities pledged for initial margin are designated in the Schedule of Portfolio Investments and cash deposited is recorded on the Statement of Assets and Liabilities. Receivable and/or payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   15

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (Unaudited) (continued)

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying index. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, future exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

Notional values are used to express the volume of future contract activity. These values are disclosed in the accompanying Schedule of Portfolio Investments.

C.  Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

D.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

E.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

F.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G.  Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon their/its current interpretation of tax rules and regulations that exist in the markets in which it invests.

H.  Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.60%.

16   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor reimburse to the Portfolio an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the six months ended June 30, 2009 was $32.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For period April 25, 2009 through June 30, 2009, the annualized effective rate was 0.11% of the Portfolio’s average daily net assets.

Prior to April 25, 2009, pursuant to a separate agreement between J.P. Morgan Series Trust II and the Administrator, the Administrator received a fee computed daily and paid monthly at the annual rate of 0.60% of the average daily net assets of the Predecessor Portfolio. Under the agreement, the Administrator was responsible for certain usual and customary expenses incurred by the Predecessor Portfolio including fees and expenses of the custodian and fund accountant, professional and transfer agent fees, printing and postage and expenses of the Trustees. In accordance with the agreement, the Predecessor Portfolio paid for such expenses directly, deducting the amounts of such expenses from the Administration fee. The Administrator reimbursed the Predecessor Portfolio to the extent that amounts paid for such expenses exceeded 0.60%.

The Administrator waived Administration fees as outlined in Note 3.E.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

Prior to April 25, 2009, the Distributor received no compensation in its capacity as the Predecessor Portfolio’s underwriter.

D.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The Portfolio earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E.  Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
1.03%	1.28%

The contractual expense limitation agreement was in effect for the period April 25 2009, through June 30, 2009. The expense limitation percentage above is in place until at least April 30, 2010.

Prior to April 25, 2009, the Administrator had contractually agreed to waive fees and/or reimburse the Predecessor Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses) exceeded 1.09% of the Predecessor Portfolio’s respective average daily net assets.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   17

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (Unaudited) (continued)

For the six months ended June 30, 2009, the Portfolio’s service providers waived fees and/or reimbursed expenses for the Portfolio as follows. None of these parties expects the Portfolio to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Total	Contractual Reimbursements
$7,572	$3,199	$10,771	$79,489

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2009, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the six months ended June 30, 2009, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2009, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$3,195,532	$8,508,601

During the six months ended June 30, 2009, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2009, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$42,620,051	$7,309,718	$7,923,854	$(614,136)

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2009, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

18   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

The Portfolio may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Portfolio. Such concentrations may subject the Portfolio to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of June 30, 2009, substantially all of the Portfolio’s net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of June 30, 2009, the Portfolio invested approximately 22.6% of its respective total investments in the United Kingdom.

8. Business Combinations

In November, 2008, the Boards of Trustees of the Trust and J.P. Morgan Series Trust II approved management’s proposal to merge JPMorgan International Equity Portfolio (the “Target Portfolio”) into JPMorgan Insurance Trust International Equity Portfolio (the “Acquiring Portfolio”). The Agreement and Plan of Reorganization with respect to the Target Portfolio was approved by the Target Portfolio’s shareholders at a special meeting of shareholders held on April 1, 2009. The reorganization was effective after the close of business April 24, 2009. The Acquiring Portfolio acquired all of the assets and liabilities of the Target Portfolio as shown in the table below. As described in Note 1, the Target Portfolio’s performance and financial history have been adopted by the Acquiring Portfolio. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, shareholders of the Target Portfolio received a number of Class 1 shares in the Acquiring Portfolio with a value equal to their holdings in the Target Portfolio as of the close of business on date of the reorganization.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization:

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation/ (Depreciation)
Target Portfolio
JPMorgan International Equity Portfolio	5,601,034	$38,551,765	$6.88	$(5,364,006)

Acquiring Portfolio
JPMorgan Insurance Trust International Equity Portfolio				$(1,652,498)
Class 2	361,535	$3,343,698	$9.25

Post Reorganization
JPMorgan Insurance Trust International Equity Portfolio				$(7,016,504)
Class 1	5,601,034	$38,551,765	$6.88
Class 2	485,790	$3,343,698	$6.88

Expenses related to the reorganization were incurred by the Target Portfolio. The Administrator voluntarily waived its fee and/or reimbursed expenses in an amount equal to the reorganization expense.

9. Subsequent Event

Management has evaluated all subsequent transactions and events after the balance sheet date through August 17, 2009, the date on which these financial statements were issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   19

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2009, and continued to hold your shares at the end of the reporting period, June 30, 2009.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2009	Ending Account Value, June 30, 2009	Expenses Paid During January 1, 2009 to June 30, 2009	Annualized Expense Ratio
Class 1
Actual*	$1,000.00	$1,078.50	$5.51	1.07%
Hypothetical*	1,000.00	1,019.49	5.36	1.07
Class 2
Actual**	1,000.00	1,125.00	2.40	1.27
Hypothetical*	1,000.00	1,018.50	6.36	1.27

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 65/365 (to reflect the actual period). The Class commenced operations on April 24, 2009.

20   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. June 2009.	SAN-JPMITIEP-609

Semi-Annual Report

JPMorgan Insurance Trust

Six months ended June 30, 2009 (Unaudited)

JPMorgan Insurance Trust Intrepid Growth Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	8
Financial Highlights	12
Notes to Financial Statements	14
Schedule of Shareholder Expenses	19

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 15, 2009 (Unaudited)

Dear Shareholder:

As you know, the past year has been among the most dramatic and difficult in modern financial history, with an unprecedented financial crisis sending the U.S. and global economies into a deep and painful recession. As we enter the second half of 2009, we have seen some hints of optimism in both the markets and economy, but we still face a long and bumpy road to recovery.

“As we enter the second half of 2009, we have seen some hints of optimism in both the markets and economy, but we still face a long and bumpy road to recovery.”

The financial storm abates

Three months after the collapse of Lehman Brothers last September, the average daily volatility of the Dow Jones Industrial Average was greater than in any three months over the Dow’s 113-year history. The first few months of 2009 offered investors little respite: in early March, stocks plunged to their lowest level in 14 years.

Recently, however, there have been signs that the storm has abated somewhat: the government and Federal Reserve’s policy actions have loosened credit markets and helped reduce the risk of additional major bank failures. Additionally, declining stock market volatility, lower credit spreads and a rally in financial firm stocks all seem to suggest that the worst of the financial crisis may be behind us.

The economy is also showing signs of buoyancy, including some stabilization in consumer spending and improvements in international trade and housing starts in the second quarter. Many economists believe that real gross domestic product growth will turn positive in the second half of the year, powered by a rebound in homebuilding, autos and inventories. Despite these “green shoots,” however, risks, such as rising unemployment, low consumer confidence and a vulnerable economy, still persist.

As riskier assets rally, Treasury prices sink

Inflation concerns, as well as investors’ willingness to take on riskier assets, such as corporate debt, contributed to a drop in Treasury prices and higher yields during the second quarter. As of June 30, 2009, 30-year bond yields rose to 4.32% from 2.69% six months earlier, the benchmark 10-year Treasury yields ended the period at 3.53% from 2.25% six months earlier, and the two-year note rose to 1.13% from 0.78%.

Stock indexes strengthened by second quarter rally

A strong second-quarter performance helped propel both the S&P 500 Index and NASDAQ Composite Index out of negative territory for the first half of the year. For the six months ended June 30, 2009, the S&P 500 Index was up 3.16% and the NASDAQ Composite Index rose 16.99%. The Dow Jones Industrial Average, however, ended the period in negative territory, returning –3.75%. Outside of the U.S., emerging markets powered a strong second-quarter rally, returning 36.22% over the six months, as measured by the MSCI Emerging Markets Index. Developed markets, as measured by the MSCI EAFE Index, rose 8.42% for the same period.

From a style perspective, mid-caps fared better (9.96%, as measured by the Russell Midcap Index) than their large- and small-cap counterparts during the period (4.32% and 2.64%, as measured by the Russell 1000 and Russell 2000 Indexes, respectively). Investors also appeared to be favoring more stable companies. The Russell 1000 Growth Index returned 11.53% in the period, compared to –2.87% for the Russell 1000 Value Index. Moving down the capitalization spectrum, the Russell Midcap Growth and Russell Midcap Value Indexes returned 16.61% and 3.19%, respectively. In the small-cap segment, the Russell 2000 Growth Index returned 11.36%, while the Russell 2000 Value Index closed at –5.17%.

Consider focusing on “timeless” principles of investing

The past year has challenged many time-honored investing strategies, but, as the “storm” abates, investors should consider a few important principles. First, the economy generally determines markets — rather than the other way around — and history suggests that, in time, the economy will recover. Second, although it’s nearly impossible to time the markets, many investors who bought assets at cheap valuations and held them for the long term have generally been rewarded. Lastly, since we can’t predict the future with any degree of certainty, it is prudent for investors to remain diversified — both to manage risk in an uncertain environment and to seek potential opportunities as we move closer to recovery.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence and trust. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Intrepid Growth Portfolio

PORTFOLIO COMMENTARY
AS OF JUNE 30, 2009 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	August 1, 1994
Fiscal Year End	December 31
Net Assets as of 6/30/2009	$44,623,761
Primary Benchmark	Russell 1000 Growth Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust Intrepid Growth Portfolio, which seeks to provide long-term capital growth,* returned 7.11%** (Class 1 Shares) for the six months ended June 30, 2009, compared to the 11.53% return for the Russell 1000 Growth Index for the same period.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	After a continuation of last year’s market declines through the first two months of 2009, investors embraced the realization that the banking system was not insolvent, economic activity was not in a terminal freefall and that policymakers were committed to easing the economic downturn at almost any cost. While expectations of an improving economy stabilized the markets, there continued to be fallout from the current downturn. In June 2009, the U.S. Treasury released bank stress test results, asking the largest 19 financial institutions to raise additional common equity to withstand an ‘adverse’ economic scenario. However, with expectations of higher unemployment, the ability of some banks to absorb increasing consumer loan delinquencies remains an ongoing concern.

Within this market environment, the Portfolio underperformed its benchmark for the period. The Portfolio’s exposure to momentum stocks with strong recent results negatively impacted the Portfolio’s relative performance, overshadowing the positive contribution of stocks with attractive valuations.

The Portfolio’s performance was hurt by the information technology and healthcare sectors. Within the information technology sector, our position in Accenture Ltd. negatively impacted performance. Shares of the consulting firm declined following the company’s unexpected reduction of earnings guidance, driven by a deteriorating climate for consulting services. Within the healthcare sector, the Portfolio’s relative performance was hurt by an underweight position in Amgen Inc. Amgen shares rallied after being upgraded by Wall Street analysts due to positive sentiment surrounding the upcoming release of Phase III clinical data for the company’s osteoporosis drug, denosumab.

On the positive side, the Portfolio was aided by the materials and financial sectors. Within the materials sector, shares of Dow Chemical Co. rallied after the company announced plans to increase prices on its products, a move that is expected to boost revenue. Dow Chemical blamed the price hike on rising prices for raw materials. Results in the financial sector were helped by an active position in Morgan Stanley, whose shares rallied after the White House formally unveiled its Toxic-Asset Plan aimed at cleaning banks’ balance sheets by making it easier for them to raise private capital and resume lending.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	The Portfolio’s investment philosophy was based on concepts developed by behavioral finance theory. Behavioral finance is the study of investor psychology and what drives investors’ actions in the marketplace. The Portfolio attempted to capitalize on persistent market inefficiencies, driven by irrational investor behavior in order to maximize long-term capital growth. As with any diversified portfolio, stocks held were exposed to potential upside and downside risks of market news and security specific information.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Microsoft Corp.	5.3%
2.	Cisco Systems, Inc.	3.4
3.	Hewlett-Packard Co.	2.9
4.	Wal-Mart Stores, Inc.	2.4
5.	Apple, Inc.	2.4
6.	Abbott Laboratories	2.2
7.	International Business Machines Corp.	1.9
8.	Altria Group, Inc.	1.7
9.	Lorillard, Inc.	1.7
10.	Western Union Co. (The)	1.6

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	31.0%
Health Care	15.6
Consumer Staples	15.0
Industrials	10.4
Consumer Discretionary	9.2
Materials	5.4
Energy	5.0
Financials	3.3
Utilities	1.2
Telecommunication Services	1.0
Short-Term Investment	2.9

*	The advisor seeks to achieve the Portfolio’s objectives. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2009. The Portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	8/01/94	7.11%	(27.42)%	(3.40)%	(5.66)%
CLASS 2 SHARES	8/16/06	6.96	(27.57)	(3.54)	(5.73)

TEN YEAR PERFORMANCE (6/30/99 TO 6/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective November 1, 2006, the Portfolio’s investment objective and strategies changed. Although past performance is not necessarily an indication of how the Portfolio will perform in the future, in view of these changes, the Portfolio’s performance record prior to this period might be less relevant for investors considering whether to purchase shares of the Portfolio.

Returns for Class 2 Shares prior to their inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Intrepid Growth Portfolio, Russell 1000 Growth Index and the Lipper Variable Underlying Funds Large-Cap Growth Funds Index from June 30, 1999 to June 30, 2009. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Variable Underlying Funds Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Intrepid Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.4%
	Common Stocks — 99.4%
	Aerospace & Defense — 0.9%
2,900	L-3 Communications Holdings, Inc.	201,202
2,035	Lockheed Martin Corp.	164,123
750	Raytheon Co.	33,322
		398,647
	Airlines — 0.5%
5,750	Copa Holdings S.A., (Panama), Class A	234,715
	Auto Components — 0.2%
3,200	Johnson Controls, Inc. (c)	69,504
	Beverages — 0.9%
4,750	Coca-Cola Co. (The)	227,952
5,400	Pepsi Bottling Group, Inc.	182,736
		410,688
	Biotechnology — 2.9%
6,800	Alexion Pharmaceuticals, Inc. (a)	279,616
7,250	Amgen, Inc. (a)	383,815
2,450	Biogen Idec, Inc. (a)	110,618
4,650	Gilead Sciences, Inc. (a)	217,806
11,300	Isis Pharmaceuticals, Inc. (a)	186,450
2,500	Myriad Genetics, Inc. (a)	89,125
700	Myriad Pharmaceuticals, Inc. (a)	3,255
		1,270,685
	Capital Markets — 2.4%
2,350	Goldman Sachs Group, Inc. (The)	346,484
5,250	Knight Capital Group, Inc., Class A (a) (c)	89,513
7,600	Morgan Stanley	216,676
8,600	State Street Corp.	405,920
		1,058,593
	Chemicals — 3.2%
9,100	Ashland, Inc.	255,255
39,200	Dow Chemical Co. (The)	632,688
2,800	Monsanto Co.	208,152
4,550	Mosaic Co. (The)	201,565
6,200	Valspar Corp.	139,686
		1,437,346
	Commercial Services & Supplies — 0.2%
4,750	Pitney Bowes, Inc. (c)	104,168
	Communications Equipment — 5.0%
82,750	Cisco Systems, Inc. (a)	1,542,460
15,150	QUALCOMM, Inc.	684,780
		2,227,240
	Computers & Peripherals — 10.7%
7,605	Apple, Inc. (a)	1,083,180
44,600	Dell, Inc. (a)	612,358
30,800	EMC Corp. (a)	403,480
34,720	Hewlett-Packard Co.	1,341,928
8,350	International Business Machines Corp.	871,907
10,200	QLogic Corp. (a)	129,336
9,950	SanDisk Corp. (a) (c)	146,166
7,100	Western Digital Corp. (a) (c)	188,150
		4,776,505
	Construction & Engineering — 0.4%
3,100	URS Corp. (a)	153,512
	Consumer Finance — 0.2%
9,700	SLM Corp. (a)	99,619
	Containers & Packaging — 0.7%
3,550	Rock-Tenn Co., Class A	135,468
14,600	Temple-Inland, Inc. (c)	191,552
		327,020
	Diversified Consumer Services — 0.7%
1,700	Apollo Group, Inc., Class A (a) (c)	120,904
1,900	ITT Educational Services, Inc. (a)	191,254
		312,158
	Diversified Telecommunication Services — 0.4%
4,600	Embarq Corp.	193,476
	Electrical Equipment — 1.1%
3,100	First Solar, Inc. (a)	502,572
	Energy Equipment & Services — 2.5%
3,850	National Oilwell Varco, Inc. (a)	125,741
13,100	Noble Corp.	396,275
3,000	Tidewater, Inc. (c)	128,610
6,000	Transocean Ltd., (Switzerland) (a) (c)	445,740
		1,096,366
	Food & Staples Retailing — 4.0%
3,300	BJ’s Wholesale Club, Inc. (a) (c)	106,359
3,500	Casey’s General Stores, Inc.	89,915
22,050	Kroger Co. (The)	486,202
22,950	Wal-Mart Stores, Inc.	1,111,698
		1,794,174
	Food Products — 3.1%
12,350	Archer-Daniels-Midland Co.	330,610
5,650	Dean Foods Co. (a) (c)	108,423
14,900	Del Monte Foods Co.	139,762

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Food Products — 3.1%
4,750	Fresh Del Monte Produce, Inc., (Cayman Islands) (a)	77,235
7,750	General Mills, Inc.	434,155
3,200	Green Mountain Coffee Roasters, Inc. (a)	189,184
2,600	Kellogg Co. (c)	121,082
		1,400,451
	Health Care Equipment & Supplies — 1.4%
12,040	Baxter International, Inc.	637,638
	Health Care Providers & Services — 3.8%
8,250	CIGNA Corp. (c)	198,743
7,100	Community Health Systems, Inc. (a) (c)	179,275
1,680	Emergency Medical Services Corp., Class A (a) (c)	61,858
8,350	Express Scripts, Inc. (a)	574,062
4,800	LifePoint Hospitals, Inc. (a)	126,000
3,050	Magellan Health Services, Inc. (a) (c)	100,101
7,000	McKesson Corp.	308,000
6,300	Omnicare, Inc.	162,288
		1,710,327
	Hotels, Restaurants & Leisure — 2.4%
9,500	Boyd Gaming Corp. (a)	80,750
9,265	McDonald’s Corp.	532,645
13,400	Royal Caribbean Cruises Ltd. (c)	181,436
15,700	Wyndham Worldwide Corp. (c)	190,284
2,600	Yum! Brands, Inc.	86,684
		1,071,799
	Household Products — 3.3%
2,250	Church & Dwight Co., Inc. (c)	122,198
2,550	Clorox Co.	142,366
4,500	Colgate-Palmolive Co.	318,330
12,200	Kimberly-Clark Corp.	639,646
5,000	Procter & Gamble Co.	255,500
		1,478,040
	Industrial Conglomerates — 0.5%
3,700	3M Co.	222,370
	Insurance — 0.5%
4,700	ACE Ltd., (Switzerland) (c)	207,881
	Internet Software & Services — 0.4%
2,800	Sohu.com, Inc., (China) (a)	175,924
	IT Services — 3.4%
18,700	Accenture Ltd., (Bermuda), Class A	625,702
3,450	Alliance Data Systems Corp. (a) (c)	142,106
45,750	Western Union Co. (The)	750,300
		1,518,108
	Life Sciences Tools & Services — 1.0%
7,200	Illumina, Inc. (a)	280,368
4,300	Life Technologies Corp. (a)	179,396
		459,764
	Machinery — 4.3%
16,500	Caterpillar, Inc. (c)	545,160
100	Cummins, Inc.	3,521
9,000	Deere & Co.	359,550
7,200	Gardner Denver, Inc. (a)	181,224
3,600	Navistar International Corp. (a)	156,960
12,300	PACCAR, Inc. (c)	399,873
5,000	Parker Hannifin Corp.	214,800
2,350	Wabtec Corp. (c)	75,599
		1,936,687
	Media — 1.2%
7,400	Discovery Communications, Inc., Class A (a)	166,870
14,300	Time Warner, Inc.	360,217
		527,087
	Metals & Mining — 1.6%
11,300	Freeport-McMoRan Copper & Gold, Inc. (c)	566,243
3,400	United States Steel Corp. (c)	121,516
		687,759
	Multiline Retail — 0.6%
21,950	Macy’s, Inc.	258,132
	Multi-Utilities — 1.2%
1,650	Consolidated Edison, Inc. (c)	61,743
12,300	PG&E Corp.	472,812
		534,555
	Oil, Gas & Consumable Fuels — 2.7%
2,700	Exxon Mobil Corp.	188,757
3,900	Newfield Exploration Co. (a)	127,413
7,050	Occidental Petroleum Corp.	463,961
11,150	Southwestern Energy Co. (a)	433,177
		1,213,308
	Personal Products — 0.5%
6,300	Herbalife Ltd., (Cayman Islands)	198,702
	Pharmaceuticals — 6.9%
21,250	Abbott Laboratories	999,600
15,600	Bristol-Myers Squibb Co. (c)	316,836

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Intrepid Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Pharmaceuticals — Continued
13,100	Eli Lilly & Co.	453,784
2,450	Johnson & Johnson	139,160
19,600	Merck & Co., Inc.	548,016
11,250	Schering-Plough Corp.	282,600
5,050	Valeant Pharmaceuticals International (a) (c)	129,886
13,950	Warner Chilcott Ltd., (Bermuda),Class A (a)	183,443
		3,053,325
	Professional Services — 0.4%
1,050	Dun & Bradstreet Corp.	85,271
2,750	Watson Wyatt Worldwide, Inc., Class A	103,207
		188,478
	Real Estate Investment Trusts (REITs) — 0.3%
2,550	Digital Realty Trust, Inc.	91,417
6,700	ProLogis	54,002
		145,419
	Road & Rail — 2.2%
10,050	CSX Corp.	348,032
17,250	Norfolk Southern Corp. (c)	649,807
		997,839
	Semiconductors & Semiconductor Equipment — 4.5%
4,400	Applied Materials, Inc. (c)	48,268
10,900	Broadcom Corp., Class A (a) (c)	270,211
35,250	Intel Corp.	583,387
5,000	Intersil Corp., Class A (c)	62,850
28,000	LSI Corp. (a) (c)	127,680
6,650	Marvell Technology Group Ltd., (Bermuda) (a)	77,406
4,350	Microsemi Corp. (a)	60,030
24,600	National Semiconductor Corp.	308,730
7,300	Novellus Systems, Inc. (a) (c)	121,910
14,850	ON Semiconductor Corp. (a)	101,871
11,350	Xilinx, Inc. (c)	232,221
		1,994,564
	Software — 7.8%
7,900	Macrovision Solutions Corp. (a)	172,299
101,900	Microsoft Corp.	2,422,163
25,540	Oracle Corp.	547,067
9,450	Quest Software, Inc. (a)	131,733
2,383	Solera Holdings, Inc. (a)	60,528
4,707	Sybase, Inc. (a) (c)	147,517
		3,481,307
	Specialty Retail — 3.6%
11,000	AutoNation, Inc. (a)	190,850
16,000	Best Buy Co., Inc. (c)	535,840
17,700	Chico’s FAS, Inc. (a)	172,221
11,200	Foot Locker, Inc.	117,264
7,000	Gap, Inc. (The)	114,800
4,400	Rent-A-Center, Inc. (a)	78,452
12,250	Staples, Inc.	247,082
4,750	TJX Cos., Inc.	149,435
		1,605,944
	Textiles, Apparel & Luxury Goods — 0.8%
13,700	Jones Apparel Group, Inc.	147,001
3,800	Polo Ralph Lauren Corp.	203,452
		350,453
	Tobacco — 3.5%
48,650	Altria Group, Inc.	797,374
11,250	Lorillard, Inc.	762,412
		1,559,786
	Wireless Telecommunication Services — 0.6%
51,200	Sprint Nextel Corp. (a) (c)	246,272
	Total Long-Term Investments (Cost $43,722,803)	44,328,907
Short-Term Investment — 3.0%
	Investment Company — 3.0%
1,353,029	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.440% (b) (l) (m) (Cost $1,353,029)	1,353,029
Investment of Cash Collateral for Securities on Loan — 14.9%
	Investment Company — 14.9%
6,659,768	JPMorgan Prime Money Market Fund, Capital Shares, 0.450% (b) (l) (Cost $6,659,768)	6,659,768
	Total Investments — 117.3% (Cost $51,735,600)	52,341,704
	Liabilities in Excess of Other Assets — (17.3)%	(7,717,943)
	NET ASSETS — 100.0%	$44,623,761

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (Unaudited)

(a) —	Non-income producing security.

(b) —	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(c) —	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(l) —	The rate shown is the current yield as of June 30, 2009.

(m) —	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   7

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2009 (Unaudited)

Intrepid Growth Portfolio
ASSETS:
Investments in non-affiliates, at value	$44,328,907
Investments in affiliates, at value	8,012,797
Total investment securities, at value	52,341,704
Cash	90
Receivables:
Investment securities sold	3,871,862
Portfolio shares sold	19,059
Interest and dividends	76,303
Total Assets	56,309,018

LIABILITIES:
Payables:
Investment securities purchased	4,939,090
Collateral for securities lending program	6,659,768
Portfolio shares redeemed	7,266
Accrued liabilities:
Investment advisory fees	16,752
Administration fees	5,969
Distribution fees	2
Custodian and accounting fees	22,517
Trustees’ and Chief Compliance Officer’s fees	476
Other	33,417
Total Liabilities	11,685,257
Net Assets	$44,623,761

NET ASSETS:
Paid in capital	$146,609,307
Accumulated undistributed (distributions in excess of) net investment income	247,166
Accumulated net realized gains (losses)	(102,838,816)
Net unrealized appreciation (depreciation)	606,104
Total Net Assets	$44,623,761
Net Assets:
Class 1	$44,612,305
Class 2	11,456
Total	$44,623,761

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class 1	4,261,202
Class 2	1,094

Net asset value, offering and redemption price per share:
Class 1	$10.47
Class 2	10.47

Cost of investments in non-affiliates	$43,722,803
Cost of investments in affiliates	8,012,797
Value of securities on loan	8,180,158

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2009 (Unaudited)

Intrepid Growth Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$434,590
Dividend income from affiliates (a)	2,542
Income from securities lending (net)	6,412
Total investment income	443,544

EXPENSES:
Investment advisory fees	139,377
Administration fees	23,489
Distribution fees — Class 2	13
Custodian and accounting fees	18,743
Professional fees	22,026
Trustees’ and Chief Compliance Officer’s fees	229
Printing and mailing costs	16,283
Transfer agent fees	8,446
Other	5,718
Total expenses	234,324
Less amounts waived	(41,340)
Less earnings credits	(1)
Net expenses	192,983
Net investment income (loss)	250,561

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	(4,275,590)
Change in net unrealized appreciation (depreciation) of investments in non-affiliates	6,830,499
Net realized/unrealized gains (losses)	2,554,909
Change in net assets resulting from operations	$2,805,470

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   9

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Intrepid Growth Portfolio
	Six Months Ended 6/30/2009 (Unaudited)	Year Ended 12/31/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$250,561	$378,794
Net realized gain (loss)	(4,275,590)	(15,203,098)
Change in net unrealized appreciation (depreciation)	6,830,499	(18,304,504)
Change in net assets resulting from operations	2,805,470	(33,128,808)

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(371,375)	(713,234)
Class 2
From net investment income	(55)	(97)
Total distributions to shareholders	(371,430)	(713,331)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(4,283,187)	(17,439,154)

NET ASSETS:
Change in net assets	(1,849,147)	(51,281,293)
Beginning of period	46,472,908	97,754,201
End of period	$44,623,761	$46,472,908
Accumulated undistributed (distributions in excess of) net investment income	$247,166	$368,035

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$1,808,323	$7,035,380
Dividends and distributions reinvested	371,375	713,234
Cost of shares redeemed	(6,462,940)	(25,187,786)
Change in net assets from Class 1 capital transactions	$(4,283,242)	$(17,439,172)
Class 2
Dividends and distributions reinvested	$55	$97
Cost of shares redeemed	—	(79)
Change in net assets from Class 2 capital transactions	$55	$18

Total change in net assets from capital transactions	$(4,283,187)	$(17,439,154)

SHARE TRANSACTIONS:
Class 1
Issued	185,654	553,352
Reinvested	38,012	50,405
Redeemed	(672,888)	(1,864,375)
Change in Class 1 Shares	(449,222)	(1,260,618)
Class 2
Reinvested	5	7
Redeemed	—	(5)
Change in Class 2 Shares	5	2

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   11

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income
Intrepid Growth Portfolio (e)
Class 1
Six Months Ended June 30, 2009 (Unaudited)	$9.86	$0.06		$0.63		$0.69	$(0.08)
Year Ended December 31, 2008	16.37	0.09		(6.47	)(f)	(6.38)	(0.13)
Year Ended December 31, 2007	14.70	0.08	(g)	1.62		1.70	(0.03)
Year Ended December 31, 2006	13.96	0.02		0.73		0.75	(0.01)
Year Ended December 31, 2005	13.36	0.01		0.66		0.67	(0.07)
Year Ended December 31, 2004	12.51	0.07		0.81		0.88	(0.03)

Class 2
Six Months Ended June 30, 2009 (Unaudited)	9.84	0.04		0.64		0.68	(0.05)
Year Ended December 31, 2008	16.33	0.04		(6.44	)(f)	(6.40)	(0.09)
Year Ended December 31, 2007	14.69	0.04	(g)	1.61		1.65	(0.01)
August 16, 2006(h) through December 31, 2006	13.88	0.01		0.80		0.81	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Effective November 1, 2006, the Portfolio’s name, investment objective and strategies changed.

(f)	Includes a gain resulting from a litigation payment on a security owned in a prior year. Without this gain, the total return would have been –39.59% and –39.73%, and the net realized and unrealized gains (losses) on investments per share would have been $(6.53) and $(6.50) for Class 1 shares and Class 2 shares, respectively.

(g)	Calculated based upon average shares outstanding.

(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

			Ratios/Supplemental data
					Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$10.47	7.11%		$44,612	0.90%	1.17%	1.09%	78%
9.86	(39.22	)(f)	46,462	0.90	0.54	0.94	132
16.37	11.55		97,736	0.88	0.51	0.90	137
14.70	5.37		220,344	0.87	0.17	0.87	145
13.96	5.05		229,387	0.85	0.08	0.85	92
13.36	7.05		216,808	0.82	0.58	0.83	95

10.47	6.96		11	1.15	0.93	1.34	78
9.84	(39.36	)(f)	11	1.15	0.30	1.19	132
16.33	11.25		18	1.14	0.22	1.16	137
14.69	5.84		16	1.14	0.11	1.14	145

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   13

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Intrepid Growth Portfolio	Class 1 and Class 2	Diversified

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan or administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

14   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

The following is a summary of the inputs used as of June 30, 2009 in valuing the Portfolio’s assets and liabilities carried at fair value:

Valuation Inputs #	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted prices	$52,341,704	$—
Level 2 — Other significant observable inputs	—	—
Level 3 — Significant unobservable inputs	—	—
Total	$52,341,704	$—

#	All portfolio holdings designated as Level 1 are disclosed individually in the Schedule of Portfolio Investments (SOI). Please refer to the SOI for industry specifics of the portfolio holdings.

*	Other financial instruments may include futures, forwards and swap contracts.

B.  Securities Lending — The Portfolio may lend securities to brokers approved by JPMorgan Investment Advisors Inc. (the “Advisor”) in order to generate additional income. Goldman Sachs Bank USA (“GS Bank”) serves as lending agent for the Portfolio. Securities loans are collateralized by cash, which is invested in approved instruments (“collateral investments”), in accordance with investment guidelines. Upon termination of the loan, the Portfolio is required to return to the borrower the posted cash collateral. Loans are subject to termination by the Portfolio or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments, net of a rebate paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as income from securities lending (net) on the Statement of Operations. The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as interest income on the Statement of Operations. For the period ended June 30, 2009, the Portfolio earned $8,609 from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest. The securities lending agreement with GS Bank requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of cash collateral investments are disclosed in the Schedule of Portfolio Investments. At June 30, 2009, the value of outstanding securities on loan and the value of collateral investments were as follows:

Value of Loaned Securities	Cash Collateral Posted by Borrower	Total Value of Collateral Investments
$8,180,158	$6,659,768	$6,659,768

The Portfolio bears the risk of loss associated with the investment of the cash collateral and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted, when the Advisor does not believe that it is prudent to sell the cash collateral investments to fund this liability.

Securities lending involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GS Bank has agreed to indemnify the Portfolio from losses resulting from a borrower failure to return a loaned security.

The Portfolio invests cash collateral amounts received from borrowers in the JPMorgan Prime Money Market Fund — Capital Shares. The Advisor of the Fund waived fees associated with the Portfolio’s investment in JPMorgan Prime Money Market Fund of $857. This amount offsets the shareholder servicing fees and other expenses, excluding advisory fees, incurred by JPMorgan Prime Money Market Fund related to the Portfolio’s investment in such fund. A portion of the reimbursement is voluntary.

C.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

D.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   15

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (Unaudited) (continued)

E.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.65%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor reimburse to the Portfolio an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the six months ended June 30, 2009 (excluding the reimbursement disclosed in Note 2.B. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) was $471.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2009, the annualized effective rate was 0.11% of the Portfolio’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E.  Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s average daily net assets as shown in the table below:

Class 1	Class 2
0.90%	1.15%

16   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

The contractual expense limitation agreements were in effect for the six months ended June 30, 2009. The expense limitation percentages in the table above are in place until at least April 30, 2010.

For the six months ended June 30, 2009, the Advisor contractually waived fees for the Portfolio in the amount of $41,340. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2009, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the six months ended June 30, 2009, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2009, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$33,289,122	$37,474,467

During the six months ended June 30, 2009, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2009, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$51,735,600	$2,796,144	$2,190,040	$606,104

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2009, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   17

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (Unaudited) (continued)

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

8. Subsequent Event

Management has evaluated all subsequent transactions and events after the balance sheet date through August 17, 2009, the date on which these financial statements were issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

18   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2009, and continued to hold your shares at the end of the reporting period, June 30, 2009.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2009	Ending Account Value, June 30, 2009	Expenses Paid During January 1, 2009 to June 30, 2009*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$1,071.10	$4.62	0.90%
Hypothetical	1,000.00	1,020.33	4.51	0.90
Class 2
Actual	1,000.00	1,069.60	5.90	1.15
Hypothetical	1,000.00	1,019.09	5.76	1.15

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   19

THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. June 2009.	SAN-JPMITIGP-609

Semi-Annual Report

JPMorgan Insurance Trust

Six months ended June 30, 2009 (Unaudited)

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	9
Financial Highlights	12
Notes to Financial Statements	14
Schedule of Shareholder Expenses	19

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 15, 2009 (Unaudited)

Dear Shareholder:

As you know, the past year has been among the most dramatic and difficult in modern financial history, with an unprecedented financial crisis sending the U.S. and global economies into a deep and painful recession. As we enter the second half of 2009, we have seen some hints of optimism in both the markets and economy, but we still face a long and bumpy road to recovery.

“As we enter the second half of 2009, we have seen some hints of optimism in both the markets and economy, but we still face a long and bumpy road to recovery.”

The financial storm abates

Three months after the collapse of Lehman Brothers last September, the average daily volatility of the Dow Jones Industrial Average was greater than in any three months over the Dow’s 113-year history. The first few months of 2009 offered investors little respite: in early March, stocks plunged to their lowest level in 14 years.

Recently, however, there have been signs that the storm has abated somewhat: the government and Federal Reserve’s policy actions have loosened credit markets and helped reduce the risk of additional major bank failures. Additionally, declining stock market volatility, lower credit spreads and a rally in financial firm stocks all seem to suggest that the worst of the financial crisis may be behind us.

The economy is also showing signs of buoyancy, including some stabilization in consumer spending and improvements in international trade and housing starts in the second quarter. Many economists believe that real gross domestic product growth will turn positive in the second half of the year, powered by a rebound in homebuilding, autos and inventories. Despite these “green shoots,” however, risks, such as rising unemployment, low consumer confidence and a vulnerable economy, still persist.

As riskier assets rally, Treasury prices sink

Inflation concerns, as well as investors’ willingness to take on riskier assets, such as corporate debt, contributed to a drop in Treasury prices and higher yields during the second quarter. As of June 30, 2009, 30-year bond yields rose to 4.32% from 2.69% six months earlier, the benchmark 10-year Treasury yields ended the period at 3.53% from 2.25% six months earlier, and the two-year note rose to 1.13% from 0.78%.

Stock indexes strengthened by second quarter rally

A strong second-quarter performance helped propel both the S&P 500 Index and NASDAQ Composite Index out of negative territory for the first half of the year. For the six months ended June 30, 2009, the S&P 500 Index was up 3.16% and the NASDAQ Composite Index rose 16.99%. The Dow Jones Industrial Average, however, ended the period in negative territory, returning –3.75%. Outside of the U.S., emerging markets powered a strong second-quarter rally, returning 36.22% over the six months, as measured by the MSCI Emerging Markets Index. Developed markets, as measured by the MSCI EAFE Index, rose 8.42% for the same period.

From a style perspective, mid-caps fared better (9.96%, as measured by the Russell Midcap Index) than their large- and small-cap counterparts during the period (4.32% and 2.64%, as measured by the Russell 1000 and Russell 2000 Indexes, respectively). Investors also appeared to be favoring more stable companies. The Russell 1000 Growth Index returned 11.53% in the period, compared to –2.87% for the Russell 1000 Value Index. Moving down the capitalization spectrum, the Russell Midcap Growth and Russell Midcap Value Indexes returned 16.61% and 3.19%, respectively. In the small-cap segment, the Russell 2000 Growth Index returned 11.36%, while the Russell 2000 Value Index closed at –5.17%.

Consider focusing on “timeless” principles of investing

The past year has challenged many time-honored investing strategies, but, as the “storm” abates, investors should consider a few important principles. First, the economy generally determines markets — rather than the other way around — and history suggests that, in time, the economy will recover. Second, although it’s nearly impossible to time the markets, many investors who bought assets at cheap valuations and held them for the long term have generally been rewarded. Lastly, since we can’t predict the future with any degree of certainty, it is prudent for investors to remain diversified — both to manage risk in an uncertain environment and to seek potential opportunities as we move closer to recovery.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence and trust. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

PORTFOLIO COMMENTARY
AS OF JUNE 30, 2009 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	March 30, 1995
Fiscal Year End	December 31
Net Assets as of 6/30/2009	$38,228,709
Primary Benchmark	Russell Midcap Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust Intrepid Mid Cap Portfolio, which seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations,* returned 6.54%** (Class 1 Shares) for the six months ended June 30, 2009, compared to the 9.96% return for the Russell Midcap Index for the same period.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	After a continuation of last year’s market declines through the first two months of 2009, investors embraced the realization that the banking system was not insolvent, economic activity was not in a terminal freefall and that policymakers were committed to easing the economic downturn almost at any cost. While expectations of an improving economy stabilized the markets, there continued to be fallout from the current downturn. The U.S. Treasury released bank stress test results, asking the largest 19 financial institutions to raise additional common equity to withstand an ‘adverse’ economic scenario. However, with expectations of higher unemployment, the ability of some banks to absorb increasing consumer loan delinquencies remains an ongoing concern.

Within this market environment, the Portfolio underperformed its benchmark during the period as stock selection in the consumer cyclical and energy sectors detracted from performance. Military radio maker Harris Corp. was among the top detractors. Management gave a disappointing outlook for next year and lower defense spending could negatively impact the company. Lexmark International Inc., a printer manufacturer, also weighed on returns, as restructuring charges and weak demand contributed to poor earnings in the six months.

Stock selection in the basic materials and financial sectors aided results. Contributors to performance for the period included Life Technologies Corp., maker of biotechnology tools. The company benefited from increased government funding for academic medical research, where these tools are used. Beverage distributor Pepsi Bottling Group Inc. also performed well. Strict expense management and lower input costs led the firm to beat expectations despite lower revenues. Upside in the stock was also driven by talks about a potential merger with drink maker PepsiCo Inc., which creates the drinks that the Pepsi Bottling Group distributes. Both stocks were attractively valued relative to sector peers.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	The Portfolio’s investment philosophy was based on concepts developed by behavioral finance theory, the study of investor psychology and what drives investors’ actions in the marketplace. The Portfolio attempted to capitalize on persistent market inefficiencies, driven by irrational investor behavior in order to maximize long-term capital growth. As with any diversified portfolio, stocks held were exposed to potential upside and downside risks of market news and security-specific information.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	ENSCO International, Inc.	1.3%
2.	Life Technologies Corp.	1.2
3.	URS Corp.	1.2
4.	American Financial Group, Inc.	1.2
5.	L-3 Communications Holdings, Inc.	1.1
6.	Lorillard, Inc.	1.1
7.	Quest Diagnostics, Inc.	1.1
8.	Pepsi Bottling Group, Inc.	1.0
9.	DPL, Inc.	1.0
10.	Ross Stores, Inc.	1.0

PORTFOLIO COMPOSITION BY SECTOR***

Financials	17.4%
Consumer Discretionary	16.6
Information Technology	13.3
Industrials	12.0
Utilities	9.8
Health Care	9.6
Energy	6.9
Consumer Staples	6.5
Materials	5.6
Telecommunication Services	1.9
U.S. Treasury Obligation	0.4

*	The advisor seeks to achieve the Portfolio’s objectives. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2009. The Portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	3/30/95	6.54%	(30.15)%	(0.35)%	2.52%
CLASS 2 SHARES	8/16/06	6.49	(30.27)	(0.47)	2.46

TEN YEAR PERFORMANCE (6/30/99 TO 6/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Intrepid Mid Cap Portfolio, the Russell Midcap Index and the Lipper Variable Underlying Funds Mid-Cap Core Funds Index from June 30, 1999 to June 30, 2009. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell Midcap Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Russell Midcap Index is an unmanaged index which measures the performance of 800 smallest companies of the Russell 1000 Index. The Lipper Variable Underlying Funds Mid-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.2%
	Common Stocks — 97.8%
	Aerospace & Defense — 2.4%
7,600	Goodrich Corp. (c)	379,772
5,950	L-3 Communications Holdings, Inc.	412,811
3,100	Northrop Grumman Corp.	141,608
		934,191
	Airlines — 1.0%
7,400	Copa Holdings S.A., (Panama), Class A	302,068
15,500	Delta Air Lines, Inc. (a) (c)	89,745
		391,813
	Auto Components — 0.6%
5,800	Autoliv, Inc., (Sweden) (c)	166,866
6,100	TRW Automotive Holdings Corp. (a)	68,930
		235,796
	Beverages — 2.0%
11,400	Constellation Brands, Inc., Class A (a)	144,552
11,450	Pepsi Bottling Group, Inc.	387,468
8,150	PepsiAmericas, Inc.	218,501
		750,521
	Biotechnology — 0.6%
4,100	BioMarin Pharmaceutical, Inc. (a) (c)	64,001
4,500	Vertex Pharmaceuticals, Inc. (a)	160,380
		224,381
	Building Products — 0.5%
5,900	Lennox International, Inc. (c)	189,449
	Capital Markets — 2.3%
4,750	Federated Investors, Inc., Class B (c)	114,428
7,500	GLG Partners, Inc. (c)	30,675
5,200	Northern Trust Corp.	279,136
8,400	Raymond James Financial, Inc.	144,564
18,550	TD AMERITRADE Holding Corp. (a)	325,367
		894,170
	Chemicals — 3.0%
3,450	Airgas, Inc.	139,829
3,300	Ashland, Inc.	92,565
7,320	Celanese Corp., Class A	173,850
950	CF Industries Holdings, Inc.	70,433
2,850	Eastman Chemical Co.	108,015
5,500	FMC Corp.	260,150
2,100	Lubrizol Corp.	99,351
4,000	Scotts Miracle-Gro Co. (The), Class A	140,200
2,950	Terra Industries, Inc.	71,449
		1,155,842
	Commercial Banks — 1.8%
3,950	Bank of Hawaii Corp.	141,528
4,050	BOK Financial Corp.	152,564
27,200	TCF Financial Corp. (c)	363,664
2,630	Valley National Bancorp (c)	30,771
		688,527
	Commercial Services & Supplies — 1.2%
4,000	Pitney Bowes, Inc. (c)	87,720
14,430	R.R. Donnelley & Sons Co.	167,676
7,985	Republic Services, Inc.	194,914
		450,310
	Communications Equipment — 1.2%
10,600	Brocade Communications Systems, Inc. (a)	82,892
5,400	CommScope, Inc. (a)	141,804
7,700	Harris Corp.	218,372
1,987	Harris Stratex Networks, Inc., Class A (a)	12,876
		455,944
	Computers & Peripherals — 1.9%
5,800	Lexmark International, Inc., Class A (a)	91,930
12,500	NCR Corp. (a)	147,875
10,950	QLogic Corp. (a)	138,846
12,550	Western Digital Corp. (a)	332,575
		711,226
	Construction & Engineering — 1.5%
4,100	Shaw Group, Inc. (The) (a)	112,381
9,000	URS Corp. (a)	445,680
		558,061
	Containers & Packaging — 1.3%
15,300	Crown Holdings, Inc. (a)	369,342
3,700	Pactiv Corp. (a)	80,290
1,900	Sonoco Products Co.	45,505
		495,137
	Distributors — 0.3%
3,800	Genuine Parts Co.	127,528
	Diversified Consumer Services — 2.6%
5,300	Apollo Group, Inc., Class A (a) (c)	376,936
5,900	DeVry, Inc. (c)	295,236
17,750	H&R Block, Inc.	305,832
		978,004
	Diversified Financial Services — 0.5%
9,550	NASDAQ OMX Group, Inc. (The) (a)	203,511

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Diversified Telecommunication Services — 1.9%
9,605	CenturyTel, Inc. (c)	294,874
5,170	Embarq Corp.	217,450
16,100	Qwest Communications International, Inc.	66,815
17,750	Windstream Corp.	148,390
		727,529
	Electric Utilities — 2.2%
16,700	DPL, Inc.	386,939
8,750	Edison International (c)	275,275
14,450	Pepco Holdings, Inc.	194,208
		856,422
	Electrical Equipment — 0.9%
1,600	Cooper Industries Ltd., Class A	49,680
5,350	Hubbell, Inc., Class B	171,521
3,700	Thomas & Betts Corp. (a)	106,782
		327,983
	Electronic Equipment, Instruments & Components — 1.4%
10,700	Arrow Electronics, Inc. (a) (c)	227,268
14,600	Avnet, Inc. (a)	307,038
		534,306
	Energy Equipment & Services — 3.5%
9,600	BJ Services Co. (c)	130,848
1,200	Diamond Offshore Drilling, Inc.	99,660
2,600	Dresser-Rand Group, Inc. (a)	67,860
13,630	ENSCO International, Inc.	475,278
5,550	Helmerich & Payne, Inc. (c)	171,328
3,268	National Oilwell Varco, Inc. (a)	106,733
4,400	Oil States International, Inc. (a)	106,524
1,600	Tidewater, Inc. (c)	68,592
3,700	Unit Corp. (a)	102,009
		1,328,832
	Food & Staples Retailing — 0.4%
11,900	SUPERVALU, Inc. (c)	154,105
	Food Products — 1.2%
2,100	Bunge Ltd. (c)	126,525
14,000	Dean Foods Co. (a) (c)	268,660
3,100	Fresh Del Monte Produce, Inc., (Cayman Islands) (a)	50,406
		445,591
	Gas Utilities — 3.1%
2,000	Atmos Energy Corp.	50,080
6,095	Energen Corp.	243,191
6,900	National Fuel Gas Co.	248,952
7,950	Questar Corp.	246,927
14,950	UGI Corp.	381,075
		1,170,225
	Health Care Equipment & Supplies — 1.7%
5,100	Hospira, Inc. (a)	196,452
4,300	Inverness Medical Innovations, Inc. (a) (c)	152,994
3,350	Kinetic Concepts, Inc. (a) (c)	91,287
1,100	Teleflex, Inc.	49,313
4,600	Varian Medical Systems, Inc. (a)	161,644
		651,690
	Health Care Providers & Services — 4.0%
3,510	Aetna, Inc. (m)	87,926
10,200	CIGNA Corp.	245,718
20,000	Health Management Associates, Inc., Class A (a)	98,800
4,450	Laboratory Corp. of America Holdings (a)	301,665
5,800	Lincare Holdings, Inc. (a) (c)	136,416
10,250	Omnicare, Inc. (c)	264,040
7,000	Quest Diagnostics, Inc.	395,010
		1,529,575
	Hotels, Restaurants & Leisure — 1.9%
4,600	Brinker International, Inc.	78,338
1,800	Choice Hotels International, Inc.	47,898
11,450	Darden Restaurants, Inc.	377,621
3,700	International Speedway Corp., Class A	94,757
2,100	Penn National Gaming, Inc. (a) (c)	61,131
6,200	Wyndham Worldwide Corp.	75,144
		734,889
	Household Durables — 1.5%
3,000	D.R. Horton, Inc. (c)	28,080
150	Garmin Ltd., (Cayman Islands) (c)	3,573
3,500	Jarden Corp. (a) (c)	65,625
2,200	KB Home	30,096
13,350	Leggett & Platt, Inc.	203,321
3,760	Snap-On, Inc.	108,062
3,500	Stanley Works (The)	118,440
		557,197
	Household Products — 0.8%
5,350	Church & Dwight Co., Inc. (c)	290,558
	Insurance — 5.3%
5,050	Allied World Assurance Co. Holdings Ltd., (Bermuda)	206,191
20,350	American Financial Group, Inc.	439,153
4,350	Arch Capital Group Ltd., (Bermuda) (a)	254,823
6,400	Assurant, Inc.	154,176

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Insurance — Continued
3,250	Axis Capital Holdings Ltd., (Bermuda)	85,085
25,600	Genworth Financial, Inc., Class A	178,944
4,250	Hanover Insurance Group, Inc. (The)	161,968
2,400	PartnerRe Ltd., (Bermuda)	155,880
5,600	Principal Financial Group, Inc.	105,504
6,300	StanCorp Financial Group, Inc.	180,684
900	Torchmark Corp. (c)	33,336
5,800	Unum Group	91,988
		2,047,732
	Internet & Catalog Retail — 0.5%
1,800	priceline.com, Inc. (a) (c)	200,790
	IT Services — 3.2%
8,450	Affiliated Computer Services, Inc., Class A (a) (m)	375,349
6,250	Alliance Data Systems Corp. (a) (c)	257,438
10,000	Broadridge Financial Solutions, Inc.	165,800
5,500	Computer Sciences Corp. (a)	243,650
6,500	Hewitt Associates, Inc., Class A (a)	193,570
		1,235,807
	Leisure Equipment & Products — 0.7%
10,650	Hasbro, Inc.	258,156
	Life Sciences Tools & Services — 1.2%
10,882	Life Technologies Corp. (a)	453,997
	Machinery — 3.2%
6,150	AGCO Corp. (a) (c) (m)	178,781
2,846	Cummins, Inc.	100,208
8,650	Dover Corp.	286,228
4,550	Gardner Denver, Inc. (a)	114,523
1,500	Joy Global, Inc.	53,580
9,930	Manitowoc Co., Inc. (The)	52,232
6,445	Parker Hannifin Corp.	276,877
3,050	SPX Corp.	149,359
		1,211,788
	Marine — 0.4%
4,800	Kirby Corp. (a) (c)	152,592
	Media — 2.8%
1,400	CBS Corp., Class B	9,688
7,950	DISH Network Corp., Class A (a)	128,870
4,000	DreamWorks Animation SKG, Inc., Class A (a)	110,360
24,000	Interpublic Group of Cos., Inc. (The) (a) (c)	121,200
1,000	John Wiley & Sons, Inc., Class A	33,250
7,200	Liberty Global, Inc., Class A (a)	114,408
3,600	McGraw-Hill Cos., Inc. (The)	108,396
6,550	Omnicom Group, Inc.	206,849
4,900	Regal Entertainment Group, Class A (c)	65,121
7,700	Viacom, Inc., Class B (a)	174,790
		1,072,932
	Metals & Mining — 0.6%
1,250	Cliffs Natural Resources, Inc.	30,588
3,700	Reliance Steel & Aluminum Co.	142,043
1,580	United States Steel Corp. (c)	56,469
		229,100
	Multiline Retail — 0.7%
6,750	Big Lots, Inc. (a)	141,953
12,400	Macy’s, Inc.	145,824
		287,777
	Multi-Utilities — 4.3%
4,450	Alliant Energy Corp.	116,279
31,030	CenterPoint Energy, Inc.	343,812
5,900	CMS Energy Corp. (c)	71,272
5,550	Dominion Resources, Inc.	185,481
7,050	DTE Energy Co.	225,600
8,850	MDU Resources Group, Inc.	167,884
2,500	NSTAR	80,275
6,200	SCANA Corp.	201,314
18,700	TECO Energy, Inc. (c)	223,091
2,000	Vectren Corp.	46,860
		1,661,868
	Oil, Gas & Consumable Fuels — 3.3%
7,400	Alpha Natural Resources, Inc. (a)	194,398
5,400	Cimarex Energy Co.	153,036
4,100	Encore Acquisition Co. (a)	126,485
2,700	EXCO Resources, Inc. (a)	34,884
2,000	Massey Energy Co.	39,080
4,200	Murphy Oil Corp.	228,144
1,520	Noble Energy, Inc. (c)	89,634
5,000	Southwestern Energy Co. (a)	194,250
4,000	Sunoco, Inc.	92,800
2,750	Walter Industries, Inc. (c)	99,660
		1,252,371
	Paper & Forest Products — 0.5%
2,829	Domtar Corp., (Canada) (a)	46,905
10,700	International Paper Co.	161,891
		208,796

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Personal Products — 0.7%
4,700	Herbalife Ltd., (Cayman Islands)	148,238
3,700	Mead Johnson Nutrition Co., Class A (a)	117,549
		265,787
	Pharmaceuticals — 2.0%
4,600	Allergan, Inc.	218,868
5,550	Endo Pharmaceuticals Holdings, Inc. (a)	99,456
8,400	Mylan, Inc. (a) (c)	109,620
8,300	Warner Chilcott Ltd., (Bermuda), Class A (a)	109,145
6,650	Watson Pharmaceuticals, Inc. (a) (c)	224,038
		761,127
	Real Estate Investment Trusts (REITs) — 5.6%
2,000	Alexandria Real Estate Equities, Inc.	71,580
7,200	AMB Property Corp. (m)	135,432
22,700	Annaly Capital Management, Inc.	343,678
1,400	Camden Property Trust	38,640
10,200	Chimera Investment Corp.	35,598
4,300	Douglas Emmett, Inc. (m)	38,657
3,900	Equity Residential	86,697
3,900	Federal Realty Investment Trust	200,928
6,800	Health Care REIT, Inc. (c)	231,880
8,610	Hospitality Properties Trust (c)	102,373
10,600	iStar Financial, Inc. (c)	30,104
4,950	Mack-Cali Realty Corp.	112,860
6,480	Nationwide Health Properties, Inc. (c)	166,795
4,330	ProLogis	34,900
4,600	SL Green Realty Corp.	105,524
5,900	Taubman Centers, Inc. (c)	158,474
8,400	Ventas, Inc.	250,824
		2,144,944
	Real Estate Management & Development — 0.1%
840	Jones Lang LaSalle, Inc.	27,493
	Road & Rail — 0.8%
4,700	CSX Corp.	162,761
4,800	Ryder System, Inc.	134,016
		296,777
	Semiconductors & Semiconductor Equipment — 2.9%
12,800	Integrated Device Technology, Inc. (a)	77,312
6,400	Intersil Corp., Class A (c)	80,448
4,500	Linear Technology Corp.	105,075
13,300	Marvell Technology Group Ltd., (Bermuda) (a)	154,812
14,700	National Semiconductor Corp.	184,485
32,100	ON Semiconductor Corp. (a) (c)	220,206
14,450	Xilinx, Inc. (c)	295,647
		1,117,985
	Software — 2.4%
10,880	BMC Software, Inc. (a)	367,635
4,200	CA, Inc.	73,206
17,800	Compuware Corp. (a)	122,108
14,200	Symantec Corp. (a)	220,952
7,800	Synopsys, Inc. (a)	152,178
		936,079
	Specialty Retail — 3.6%
3,650	Advance Auto Parts, Inc. (m)	151,439
4,500	AutoNation, Inc. (a) (c)	78,075
1,420	AutoZone, Inc. (a)	214,576
7,500	GameStop Corp., Class A (a)	165,075
23,250	Gap, Inc. (The)	381,300
10,000	Ross Stores, Inc.	386,000
		1,376,465
	Textiles, Apparel & Luxury Goods — 1.0%
3,600	Jones Apparel Group, Inc.	38,628
7,100	Liz Claiborne, Inc.	20,448
1,700	Polo Ralph Lauren Corp.	91,018
4,450	V.F. Corp.	246,308
		396,402
	Thrifts & Mortgage Finance — 1.4%
21,700	Hudson City Bancorp, Inc. (c)	288,393
22,000	New York Community Bancorp, Inc.	235,180
		523,573
	Tobacco — 1.4%
6,030	Lorillard, Inc.	408,653
3,310	Reynolds American, Inc. (c)	127,832
		536,485
	Total Common Stocks (Cost $46,191,817)	37,410,136

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   7

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	U.S. Treasury Obligation — 0.4%
155,000	U.S. Treasury Note, 3.125%, 11/30/09 (k) (Cost $156,648)	156,797
	Total Long-Term Investments (Cost $46,348,465)	37,566,933

SHARES	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 18.4%
	Investment Company — 18.4%
7,024,364	JPMorgan Prime Money Market Fund, Capital Shares, 0.450% (b) (l) (Cost $7,024,364)	7,024,364
	Total Investments — 116.6% (Cost $53,372,829)	44,591,297
	Liabilities in Excess of Other Assets — (16.6)%	(6,362,588)
	NET ASSETS — 100.0%	$38,228,709

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
2	S&P Mid Cap 400	09/17/09	$576,700	$(18,158)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a) —	Non-income producing security.

(b) —	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(c) —	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(k) —	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for future contracts.

(l) —	The rate shown is the current yield as of June 30, 2009.

(m) —	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2009 (Unaudited)

Intrepid Mid Cap Portfolio
ASSETS:
Investments in non-affiliates, at value	$37,566,933
Investments in affiliates, at value	7,024,364
Total investment securities, at value	44,591,297
Receivables:
Investment securities sold	2,037,612
Portfolio shares sold	6,282
Interest and dividends	72,447
Total Assets	46,707,638

LIABILITIES:
Payables:
Due to custodian	499,549
Investment securities purchased	877,738
Collateral for securities lending program	7,024,364
Portfolio shares redeemed	16,063
Variation margin on futures contracts	2,000
Accrued liabilities:
Investment advisory fees	11,842
Administration fees	3,436
Distribution fees	2
Custodian and accounting fees	19,901
Trustees’ and Chief Compliance Officer’s fees	481
Other	23,553
Total Liabilities	8,478,929
Net Assets	$38,228,709

NET ASSETS:
Paid in capital	$55,686,178
Accumulated undistributed (distributions in excess of) net investment income	298,237
Accumulated net realized gains (losses)	(8,956,016)
Net unrealized appreciation (depreciation)	(8,799,690)
Total Net Assets	$38,228,709

Net Assets:
Class 1	$38,217,807
Class 2	10,902
Total	$38,228,709

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class 1	3,676,778
Class 2	1,048

Net asset value, offering and redemption price per share:
Class 1	$10.39
Class 2	10.40

Cost of investments in non-affiliates	$46,348,465
Cost of investments in affiliates	7,024,364
Value of securities on loan	7,193,622

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   9

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2009 (Unaudited)

Intrepid Mid Cap Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$344
Dividend income from non-affiliates	449,602
Dividend income from affiliates(a)	3,544
Income from securities lending (net)	9,991
Total investment income	463,481

EXPENSES:
Investment advisory fees	118,346
Administration fees	19,938
Distribution fees — Class 2	12
Custodian and accounting fees	15,922
Professional fees	22,979
Trustees’ and Chief Compliance Officer’s fees	194
Printing and mailing costs	26,395
Transfer agent fees	7,267
Other	5,647
Total expenses	216,700
Less amounts waived	(52,824)
Less earnings credits	(4)
Net expenses	163,872
Net investment income (loss)	299,609

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(6,278,345)
Futures	126,342
Net realized gain (loss)	(6,152,003)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	8,147,279
Futures	(18,158)
Change in net unrealized appreciation (depreciation)	8,129,121
Net realized/unrealized gains (losses)	1,977,118
Change in net assets resulting from operations	$2,276,727

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Intrepid Mid Cap Portfolio
	Six Months Ended 6/30/2009 (Unaudited)	Year Ended 12/31/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$299,609	$632,026
Net realized gain (loss)	(6,152,003)	(2,736,851)
Change in net unrealized appreciation (depreciation)	8,129,121	(24,078,921)
Change in net assets resulting from operations	2,276,727	(26,183,746)

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(631,942)	(340,163)
From net realized gains	—	(5,416,993)
Class 2
From net investment income	(138)	(37)
From net realized gains	—	(1,282)
Total distributions to shareholders	(632,080)	(5,758,475)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(2,583,578)	(3,803,883)

NET ASSETS:
Change in net assets	(938,931)	(35,746,104)
Beginning of period	39,167,640	74,913,744
End of period	$38,228,709	$39,167,640
Accumulated undistributed (distributions in excess of) net investment income	$298,237	$630,708

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$1,323,618	$6,215,852
Dividends and distributions reinvested	631,942	5,757,156
Cost of shares redeemed	(4,539,276)	(15,778,139)
Change in net assets from Class 1 capital transactions	$(2,583,716)	$(3,805,131)
Class 2
Dividends and distributions reinvested	$138	$1,319
Cost of shares redeemed	—	(71)
Change in net assets from Class 2 capital transactions	$138	$1,248

Total change in net assets from capital transactions	$(2,583,578)	$(3,803,883)

SHARE TRANSACTIONS:
Class 1
Issued	141,163	490,420
Reinvested	64,815	396,772
Redeemed	(476,564)	(1,141,979)
Change in Class 1 Shares	(270,586)	(254,787)
Class 2
Reinvested	14	91
Redeemed	—	(5)
Change in Class 2 Shares	14	86

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   11

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

				Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Mid Cap Portfolio
Class 1
Six Months Ended June 30, 2009 (Unaudited)	$9.92	$0.09	$0.55	$0.64	$(0.17)	$—	$(0.17)
Year Ended December 31, 2008	17.82	0.16	(6.63)	(6.47)	(0.08)	(1.35)	(1.43)
Year Ended December 31, 2007	18.90	0.08	0.50	0.58	(0.12)	(1.54)	(1.66)
Year Ended December 31, 2006	20.02	0.13	2.50	2.63	(0.08)	(3.67)	(3.75)
Year Ended December 31, 2005	17.70	0.08	2.85	2.93	(0.02)	(0.59)	(0.61)
Year Ended December 31, 2004	15.50	0.02	2.21	2.23	(0.03)	—	(0.03)

Class 2
Six Months Ended June 30, 2009 (Unaudited)	9.90	0.07	0.56	0.63	(0.13)	—	(0.13)
Year Ended December 31, 2008	17.78	0.12	(6.61)	(6.49)	(0.04)	(1.35)	(1.39)
Year Ended December 31, 2007	18.89	0.03	0.50	0.53	(0.10)	(1.54)	(1.64)
August 16, 2006(e) through December 31, 2006	17.33	0.05	1.51	1.56	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$10.39	6.54%	$38,218	0.90%	1.65%	1.19%	37%
9.92	(38.82)	39,157	0.90	1.10	1.01	101
17.82	2.87	74,897	0.90	0.41	0.95	105
18.90	14.12	77,734	0.92	0.75	1.02	136
20.02	17.10	62,959	0.95	0.43	0.98	151
17.70	14.42	60,397	0.93	0.14	0.94	98

10.40	6.49	11	1.15	1.42	1.44	37
9.90	(38.98)	10	1.15	0.87	1.27	101
17.78	2.60	17	1.15	0.16	1.20	105
18.89	9.00	16	1.14	0.80	1.25	136

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   13

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Intrepid Mid Cap Portfolio	Class 1 and Class 2	Diversified

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees, and each class has exclusive voting rights with respect to its distribution plan or administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

14   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

The following is a summary of the inputs used as of June 30, 2009 in valuing the Portfolio’s assets and liabilities carried at fair value:

Valuation Inputs #	Investments in Securities	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
Level 1 — Quoted prices	$44,434,500	$—	$(18,158)
Level 2 — Other significant observable inputs	156,797	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$44,591,297	$—	$(18,158)

#	Portfolio holdings designated in Level 1 and Level 2 are disclosed individually in the Schedule of Portfolio Investments (SOI). Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOI for industry specifics of the portfolio holdings.

*	Other financial instruments may include futures, forwards and swap contracts.

B. Futures Contracts — The Portfolio may use index future contracts to gain exposure to the stock market, enhance returns, maintain liquidity and minimize transaction costs. The Portfolio may buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified security or financial index over a predetermined time period. Upon entering into a futures contract, the Portfolio is required to deposit to the broker, cash or securities in an amount equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments (variation margin) are made or received by the Portfolio periodically, based on changes in the market value of open futures contracts. Variation margin is recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of futures contracts. Securities pledged for initial margin are designated in the Schedule of Portfolio Investments and cash deposited is recorded on the Statement of Assets and Liabilities. Receivable and/or payable to brokers for the daily variation margin are also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying asset, rate or index. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, future exchanges may establish daily limits on the amount that the price of a futures contract can vary from previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

Notional amounts are used to express the volume of future contract activity. These amounts are disclosed in the Schedule of Portfolio Investments.

C. Securities Lending — The Portfolio may lend securities to brokers approved by JPMorgan Investment Advisors Inc. (the “Advisor”) in order to generate additional income. Goldman Sachs Bank USA (“GS Bank”) serves as lending agent for the Portfolio. Securities loans are collateralized by cash, which is invested in approved instruments (“collateral investments”), in accordance with investment guidelines. Upon termination of the loan, the Portfolio is required to return to the borrower the posted cash collateral. Loans are subject to termination by the Portfolio or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments, net of a rebate paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statement of Operations. The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as interest income on the Statement of Operations. For the period ended June 30, 2009, the Portfolio earned $11,062 from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest. The securities lending agreement with GS Bank requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of cash collateral investments are disclosed in the Schedule of Portfolio Investments. At June 30, 2009, the value of outstanding securities on loan and the value of collateral investments were as follows:

Value of Loaned Securities	Cash Collateral Posted by Borrower	Total Value of Collateral Investments
$7,193,622	$7,024,364	$7,024,364

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   15

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (Unaudited) (continued)

The Portfolio bears the risk of loss associated with the investment of the cash collateral and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted, when the Advisor does not believe that it is prudent to sell the cash collateral investments to fund this liability.

Securities lending involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GS Bank has agreed to indemnify the Portfolio from losses resulting from a borrower failure to return a loaned security.

The Portfolio invests cash collateral amounts received from borrowers in the JPMorgan Prime Money Market Fund — Capital Shares. The Advisor of the Portfolio waived fees associated with the Portfolio’s investment in JPMorgan Prime Money Market Fund of $984. This amount offsets the shareholder servicing fees and other expenses, excluding advisory fees, incurred by JPMorgan Prime Money Market Fund related to the Portfolio’s investment in such fund. A portion of the reimbursement is voluntary.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

The Portfolio records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

F. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.65%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor reimburse to the Portfolio an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the six months ended June 30, 2009 was $587.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the

16   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

JPMorgan Fund Complex (excluding funds of funds, other than JPMorgan International Markets Fund, and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2009, the annualized effective rate was 0.11% of the Portfolio’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s average daily net assets as shown in the table below:

Class 1	Class 2
0.90%	1.15%

The contractual expense limitation agreements were in effect for the six months ended June 30, 2009. The expense limitation percentages in the table above are in place until at least April 30, 2010.

For the six months ended June 30, 2009, the Advisor contractually waived fees for the Portfolio in the amount of $52,824. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2009, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the six months ended June 30, 2009, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2009, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$13,289,550	$15,038,934

During the six months ended June 30, 2009, there were no purchases or sales of U.S. Government securities.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   17

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (Unaudited) (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2009, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$53,372,829	$1,995,032	$10,776,564	$(8,781,532)

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2009, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

8. Subsequent Event

Management has evaluated all subsequent transactions and events after the balance sheet date through August 17, 2009, the date on which these financial statements were issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

18   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2009, and continued to hold your shares at the end of the reporting period, June 30, 2009.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2009	Ending Account Value, June 30, 2009	Expenses Paid During January 1, 2009 to June 30, 2009*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$1,065.40	$4.61	0.90%
Hypothetical	1,000.00	1,020.33	4.51	0.90
Class 2
Actual	1,000.00	1,064.90	5.89	1.15
Hypothetical	1,000.00	1,019.09	5.76	1.15

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   19

THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. June 2009.	SAN-JPMITIMCP-609

Semi-Annual Report

JPMorgan Insurance Trust

Six months ended June 30, 2009 (Unaudited)

JPMorgan Insurance Trust Mid Cap Value Portfolio
    (formerly JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio)

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	5
Financial Statements	8
Financial Highlights	12
Notes to Financial Statements	14
Schedule of Shareholder Expenses	19

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 15, 2009 (Unaudited)

Dear Shareholder:

As you know, the past year has been among the most dramatic and difficult in modern financial history, with an unprecedented financial crisis sending the U.S. and global economies into a deep and painful recession. As we enter the second half of 2009, we have seen some hints of optimism in both the markets and economy, but we still face a long and bumpy road to recovery.

“As we enter the second half of 2009, we have seen some hints of optimism in both the markets and economy, but we still face a long and bumpy road to recovery.”

The financial storm abates

Three months after the collapse of Lehman Brothers last September, the average daily volatility of the Dow Jones Industrial Average was greater than in any three months over the Dow’s 113-year history. The first few months of 2009 offered investors little respite: in early March, stocks plunged to their lowest level in 14 years.

Recently, however, there have been signs that the storm has abated somewhat: the government and Federal Reserve’s policy actions have loosened credit markets and helped reduce the risk of additional major bank failures. Additionally, declining stock market volatility, lower credit spreads and a rally in financial firm stocks all seem to suggest that the worst of the financial crisis may be behind us.

The economy is also showing signs of buoyancy, including some stabilization in consumer spending and improvements in international trade and housing starts in the second quarter. Many economists believe that real gross domestic product growth will turn positive in the second half of the year, powered by a rebound in homebuilding, autos and inventories. Despite these “green shoots,” however, risks, such as rising unemployment, low consumer confidence and a vulnerable economy, still persist.

As riskier assets rally, Treasury prices sink

Inflation concerns, as well as investors’ willingness to take on riskier assets, such as corporate debt, contributed to a drop in Treasury prices and higher yields during the second quarter. As of June 30, 2009, 30-year bond yields rose to 4.32% from 2.69% six months earlier, the benchmark 10-year Treasury yields ended the period at 3.53% from 2.25% six months earlier, and the two-year note rose to 1.13% from 0.78%.

Stock indexes strengthened by second quarter rally

A strong second-quarter performance helped propel both the S&P 500 Index and NASDAQ Composite Index out of negative territory for the first half of the year. For the six months ended June 30, 2009, the S&P 500 Index was up 3.16% and the NASDAQ Composite Index rose 16.99%. The Dow Jones Industrial Average, however, ended the period in negative territory, returning –3.75%. Outside of the U.S., emerging markets powered a strong second-quarter rally, returning 36.22% over the six months, as measured by the MSCI Emerging Markets Index. Developed markets, as measured by the MSCI EAFE Index, rose 8.42% for the same period.

From a style perspective, mid-caps fared better (9.96%, as measured by the Russell Midcap Index) than their large- and small-cap counterparts during the period (4.32% and 2.64%, as measured by the Russell 1000 and Russell 2000 Indexes, respectively). Investors also appeared to be favoring more stable companies. The Russell 1000 Growth Index returned 11.53% in the period, compared to –2.87% for the Russell 1000 Value Index. Moving down the capitalization spectrum, the Russell Midcap Growth and Russell Midcap Value Indexes returned 16.61% and 3.19%, respectively. In the small-cap segment, the Russell 2000 Growth Index returned 11.36%, while the Russell 2000 Value Index closed at –5.17%.

Consider focusing on “timeless” principles of investing

The past year has challenged many time-honored investing strategies, but, as the “storm” abates, investors should consider a few important principles. First, the economy generally determines markets — rather than the other way around — and history suggests that, in time, the economy will recover. Second, although it’s nearly impossible to time the markets, many investors who bought assets at cheap valuations and held them for the long term have generally been rewarded. Lastly, since we can’t predict the future with any degree of certainty, it is prudent for investors to remain diversified — both to manage risk in an uncertain environment and to seek potential opportunities as we move closer to recovery.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence and trust. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Mid Cap Value Portfolio*
    (formerly JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio)

PORTFOLIO COMMENTARY
AS OF JUNE 30, 2009 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	September 28, 2001***
Fiscal Year End	December 31
Net Assets as of 6/30/2009	$204,033,003
Primary Benchmark	Russell Midcap Value Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust Mid Cap Value Portfolio, which seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities,** returned 1.21%*** for the six months ended June 30, 2009, compared to the 3.19% return for the Russell Midcap Value Index for the same period.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	Following six consecutive quarters of price declines, U.S. equity markets recorded some of their largest gains during the second quarter of 2009 as investors embraced the realization that the banking system was not insolvent, economic activity was not in a terminal freefall and that policymakers were committed to halting the economic downturn at almost any cost.

In June 2009, the U.S. Treasury released the much-anticipated bank stress test results. The largest 19 financial institutions were deemed to require a total of $74.6 billion in additional common equity capital to be able to withstand an ‘adverse’ economic scenario. These relatively small capital requirements, and news of capital raises from private sources by a handful of banks shortly thereafter, greatly reduced systemic fears and spurred a huge rally in financial stocks.

Within this market environment, the Portfolio underperformed its benchmark for the period due primarily to stock selection in the consumer discretionary and information technology sectors. However, stock selection in the utilities and industrial sectors contributed to performance.

Kimco Realty Corp., an owner and operator of neighborhood and community shopping centers, was a top detractor from performance. Shares declined on the announcement that fourth-quarter earnings were lower than expected. The earnings miss was mostly attributable to write-downs in the value of marketable securities and other investments. The company announced that it will curtail development activities and focus on its core North America shopping center business. We believe this may be a positive development as shopping center properties tend to be more stable than office or industrial properties in a challenging economic environment.

Another top detractor in the Portfolio was Devon Energy Corp., an independent energy company engaged primarily in the exploration, development, production and the transportation of oil, gas and natural gas liquids and the processing of natural gas. The stock experienced weakness in the first half as the company significantly reduced production guidance and capital spending plans given the steep fall in energy prices. Despite the decline in production, the Portfolio held Devon Energy, as it has produced solid earnings, highlighted by higher realized pricing for natural gas liquids and successful drilling results in exploratory wells.

A contributor to results was AutoNation, an auto retailer operating predominantly in the U.S. Sunbelt. Despite significantly lower vehicle sales, AutoNation posted solid results for the fourth quarter, highlighted by margin improvements and increased contributions from parts and service. While the company has significant exposure to the ‘Big Three’ U.S. auto manufacturers, this has been drastically reduced over the past few years. AutoNation’s import and luxury segments now account for over two-thirds of unit sales. One benefit of the decline in vehicle sales has been a decrease in working capital requirements, allowing the company to pay down debt.

Another contributor to Portfolio performance was Energen Corp., an energy holding company engaged in the development, acquisition, exploration and production of oil, natural gas and natural gas liquids. The company was a strong performer during the second quarter as its strong balance sheet and ability to generate free cash flow relative to other players strongly positioned it to take advantage of market disruptions and make strategic acquisitions while energy prices were at distressed levels. In particular, Energen was able to acquire approximately 13,000 net acres of oil producing assets in West Texas, consisting of 445 active producing wells for an estimated $182 million.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	Our investment process seeks to identify companies with predictable and durable business models deemed capable of achieving sustainable growth. While significant headwinds remained, we were consistent in the application of our investment process. As value investors, we used opportunities of strength to trim holdings where we felt it was prudent to preserve gains and redeployed proceeds into areas that we deemed out of favor.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****

1.	Old Republic International Corp.	2.5%
2.	Safeway, Inc.	2.2
3.	Republic Services, Inc.	2.0
4.	Cincinnati Financial Corp.	2.0
5.	Assurant, Inc.	2.0
6.	American Electric Power Co., Inc.	1.9
7.	Energen Corp.	1.9
8.	Ball Corp.	1.9
9.	M&T Bank Corp.	1.8
10.	Williams Cos., Inc. (The)	1.8

2   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

PORTFOLIO COMPOSITION BY SECTOR****

Financials	26.6%
Consumer Discretionary	17.4
Utilities	12.8
Industrials	7.9
Consumer Staples	6.8
Materials	6.7
Energy	6.0
Health Care	5.6
Information Technology	5.5
Telecommunication Services	3.0
Short-Term Investment	1.7

*	The Portfolio’s name was changed from JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio to JPMorgan Insurance Trust Mid Cap Value Portfolio on April 25, 2009.

**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

***	The Portfolio acquired all of the assets and liabilities of JPMorgan Mid Cap Value Portfolio (“Predecessor Portfolio”) in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by the Portfolio and will be used going forward. As a result the inception date reflects that of the Predecessor Portfolio and the performance information reflects that of the Predecessor Portfolio for the periods prior to its reorganization with the Portfolio.

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

****	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2009. The Portfolio’s composition is subject to change.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Mid Cap Value Portfolio*
    (formerly JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio)

PORTFOLIO COMMENTARY
AS OF JUNE 30, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2009

	INCEPTION DATE	6 MONTH	1 YEAR	5 YEAR	SINCE INCEPTION
MID CAP VALUE PORTFOLIO	9/28/01	1.21%	(25.64)%	(0.12)%	5.87%

LIFE OF PORTFOLIO PERFORMANCE (9/28/01 TO 6/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Inception date for JPMorgan Insurance Trust Mid Cap Value Portfolio is September 28, 2001, which is the inception date of JPMorgan Mid Cap Value Portfolio (“Predecessor Portfolio”). JPMorgan Insurance Trust Mid Cap Value Portfolio acquired all of the assets and liabilities of the Predecessor Portfolio in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by the JPMorgan Insurance Trust Mid Cap Value Portfolio and will be used going forward. As a result the performance prior to April 25, 2009, is the performance of the Predecessor Portfolio.

The graph illustrates comparative performance for $10,000 invested in the Class 1 Shares of the JPMorgan Insurance Trust Mid Cap Value Portfolio, the Russell Midcap Value Index and the Lipper Variable Underlying Funds Mid-Cap Value Funds Index from September 28, 2001 to June 30, 2009. The performance of the indices reflects an initial investment as of the end of the month following the Portfolio’s inception. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Mid-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Portfolio. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Variable Underlying Funds Mid-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

JPMorgan Insurance Trust Mid Cap Value Portfolio
    (formerly JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio)

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.7%
	Common Stocks — 97.7%
	Aerospace & Defense — 2.6%
16,280	Alliant Techsystems, Inc. (a)	1,340,821
22,300	L-3 Communications Holdings, Inc.	1,547,174
32,660	Precision Castparts Corp.	2,385,160
		5,273,155
	Auto Components — 0.6%
66,130	WABCO Holdings, Inc.	1,170,501

	Beverages — 0.3%
15,982	Brown-Forman Corp., Class B	686,906

	Capital Markets — 1.7%
12,370	Affiliated Managers Group, Inc. (a)	719,810
18,130	Northern Trust Corp.	973,219
41,440	T. Rowe Price Group, Inc. (c)	1,726,805
		3,419,834
	Chemicals — 4.4%
20,630	Air Products & Chemicals, Inc.	1,332,492
24,000	Airgas, Inc.	972,720
108,346	Albemarle Corp.	2,770,407
39,630	PPG Industries, Inc.	1,739,757
45,050	Sigma-Aldrich Corp.	2,232,678
		9,048,054
	Commercial Banks — 6.5%
27,300	BancorpSouth, Inc. (c)	560,469
59,800	BB&T Corp.	1,314,404
15,070	City National Corp.	555,028
46,540	Cullen/Frost Bankers, Inc.	2,146,425
73,270	M&T Bank Corp. (c)	3,731,641
49,100	SunTrust Banks, Inc.	807,695
250,010	Synovus Financial Corp.	747,530
109,200	TCF Financial Corp. (c)	1,460,004
90,700	Wilmington Trust Corp.	1,238,962
52,500	Zions Bancorp (c)	606,900
		13,169,058
	Commercial Services & Supplies — 2.0%
169,430	Republic Services, Inc.	4,135,786
	Construction Materials — 0.4%
17,330	Vulcan Materials Co.	746,923
	Containers & Packaging — 1.8%
83,330	Ball Corp.	3,763,183
	Distributors — 1.4%
83,740	Genuine Parts Co.	2,810,314
	Diversified Consumer Services — 0.9%
108,150	H&R Block, Inc.	1,863,424

	Diversified Telecommunication Services — 1.5%
71,090	CenturyTel, Inc. (c)	2,182,463
116,829	Windstream Corp.	976,690
		3,159,153
	Electric Utilities — 3.4%
132,130	American Electric Power Co., Inc.	3,817,236
11,940	FirstEnergy Corp.	462,675
139,920	Westar Energy, Inc.	2,626,298
		6,906,209
	Electrical Equipment — 0.6%
41,340	Cooper Industries Ltd., Class A	1,283,607
	Electronic Equipment, Instruments & Components — 3.7%
69,240	Amphenol Corp., Class A	2,190,754
127,510	Arrow Electronics, Inc. (a)	2,708,312
145,580	Tyco Electronics Ltd., (Switzerland) (c)	2,706,332
		7,605,398
	Food & Staples Retailing — 2.5%
219,770	Safeway, Inc.	4,476,715
24,900	SYSCO Corp.	559,752
		5,036,467
	Food Products — 1.7%
69,730	JM Smucker Co. (The)	3,393,062
	Gas Utilities — 4.0%
94,690	Energen Corp.	3,778,131
72,710	EQT Corp.	2,538,306
60,720	ONEOK, Inc.	1,790,633
		8,107,070
	Health Care Equipment & Supplies — 1.7%
47,360	Becton, Dickinson & Co.	3,377,242
	Health Care Providers & Services — 3.9%
71,969	Community Health Systems, Inc. (a)	1,817,217
101,350	Coventry Health Care, Inc. (a)	1,896,259
109,150	Lincare Holdings, Inc. (a)	2,567,208
64,400	VCA Antech, Inc. (a)	1,719,480
		8,000,164
	Hotels, Restaurants & Leisure — 1.7%
60,000	Burger King Holdings, Inc.	1,036,200
110,125	Marriott International, Inc., Class A (c)	2,430,454
		3,466,654
	Household Durables — 1.5%
64,840	Fortune Brands, Inc.	2,252,542
42,087	Jarden Corp. (a) (c)	789,131
		3,041,673

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Mid Cap Value Portfolio
    (formerly JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio)

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Household Products — 1.6%
37,950	Clorox Co.	2,118,749
21,100	Energizer Holdings, Inc. (a)	1,102,264
		3,221,013
	Industrial Conglomerates — 1.2%
98,640	Carlisle Cos., Inc.	2,371,306
	Insurance — 12.1%
169,170	Assurant, Inc.	4,075,305
184,639	Cincinnati Financial Corp.	4,126,682
20,940	Everest Re Group Ltd., (Bermuda)	1,498,676
66,480	Loews Corp.	1,821,552
508,674	Old Republic International Corp.	5,010,439
189,950	OneBeacon Insurance Group Ltd., Class A	2,220,515
92,050	Principal Financial Group, Inc.	1,734,222
46,300	Transatlantic Holdings, Inc.	2,006,179
103,710	W.R. Berkley Corp.	2,226,654
		24,720,224
	IT Services — 0.5%
62,310	Western Union Co. (The)	1,021,884
	Machinery — 1.4%
42,420	Dover Corp.	1,403,678
39,590	Illinois Tool Works, Inc. (c)	1,478,290
		2,881,968
	Media — 3.8%
84,020	Cablevision Systems Corp., Class A	1,630,828
199,304	Clear Channel Outdoor Holdings, Inc., Class A (a) (c)	1,056,311
29,340	Omnicom Group, Inc.	926,557
67,750	Scripps Networks Interactive, Inc., Class A	1,885,483
6,640	Washington Post Co. (The), Class B	2,338,475
		7,837,654
	Multi-Utilities — 4.5%
248,340	CMS Energy Corp. (c)	2,999,947
85,225	PG&E Corp. (c)	3,276,049
163,480	Xcel Energy, Inc.	3,009,667
		9,285,663
	Oil, Gas & Consumable Fuels — 5.9%
141,840	CVR Energy, Inc. (a)	1,039,687
48,014	Devon Energy Corp.	2,616,763
59,708	Kinder Morgan Management LLC (a)	2,697,010
101,570	Teekay Corp., (Bahamas) (c)	2,136,017
231,680	Williams Cos., Inc. (The)	3,616,525
		12,106,002
	Real Estate Investment Trusts (REITs) — 4.4%
198,072	Kimco Realty Corp.	1,990,624
14,560	Public Storage	953,389
10,526	Rayonier, Inc.	382,620
56,220	Regency Centers Corp.	1,962,640
56,870	Ventas, Inc.	1,698,138
42,918	Vornado Realty Trust	1,932,579
		8,919,990
	Real Estate Management & Development — 0.8%
208,180	Brookfield Properties Corp., (Canada) (c)	1,659,195
	Software — 1.2%
122,790	Jack Henry & Associates, Inc.	2,547,892
	Specialty Retail — 6.4%
88,907	AutoNation, Inc. (a) (c)	1,542,536
11,550	AutoZone, Inc. (a) (c)	1,745,321
30,570	Bed Bath & Beyond, Inc. (a)	940,027
138,590	Gap, Inc. (The)	2,272,876
21,230	Sherwin-Williams Co. (The)	1,141,113
86,150	Staples, Inc.	1,737,646
53,440	Tiffany & Co. (c)	1,355,238
74,950	TJX Cos., Inc.	2,357,927
		13,092,684
	Textiles, Apparel & Luxury Goods — 1.0%
36,700	V.F. Corp.	2,031,345
	Thrifts & Mortgage Finance — 1.0%
134,080	People’s United Financial, Inc. (c)	2,016,563
	Tobacco — 0.8%
22,830	Lorillard, Inc.	1,547,189
	Water Utilities — 0.9%
91,900	American Water Works Co., Inc.	1,756,209
	Wireless Telecommunication Services — 1.4%
110,440	Telephone & Data Systems, Inc.	2,867,022
	Total Long-Term Investments (Cost $230,533,927)	199,347,640
Short-Term Investment — 1.7%
	Investment Company — 1.7%
3,459,338	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (m) (Cost $3,459,338)	3,459,338

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment of Cash Collateral for Securities on Loan — 11.8%
	Investment Company — 11.8%
23,984,462	JPMorgan Prime Money Market Fund, Capital Shares, 0.450% (b) (l) (Cost $23,984,462)	23,984,462
	Total Investments — 111.2% (Cost $257,977,727)	226,791,440
	Liabilities in Excess of Other Assets — (11.2)%	(22,758,437)
	NET ASSETS — 100.0%	$204,033,003

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a) —	Non-income producing security.

(b) —	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(c) —	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(l) —	The rate shown is the current yield as of June 30, 2009.

(m) —	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   7

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2009 (Unaudited)

Mid Cap Value Portfolio (a)
ASSETS:
Investments in non-affiliates, at value	$199,347,640
Investments in affiliates, at value	27,443,800
Total investment securities, at value	226,791,440
Cash	25,954
Receivables:
Investment securities sold	2,644,341
Portfolio shares sold	460,725
Interest and dividends	422,551
Total Assets	230,345,011

LIABILITIES:
Payables:
Investment securities purchased	1,408,071
Collateral for securities lending program	23,984,462
Portfolio shares redeemed	687,108
Accrued liabilities:
Investment advisory fees	110,855
Administration fees	8,050
Custodian and accounting fees	37,586
Other	75,876
Total Liabilities	26,312,008
Net Assets	$204,033,003

NET ASSETS:
Paid in capital	$272,506,539
Accumulated undistributed (distributions in excess of) net investment income	854,727
Accumulated net realized gains (losses)	(38,141,976)
Net unrealized appreciation (depreciation)	(31,186,287)
Total Net Assets	$204,033,003

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value):	45,844,383
Net asset value, offering and redemption price per share	$4.45

Cost of investments in non-affiliates	$230,533,927
Cost of investments in affiliates	27,443,800
Value of securities on loan	22,829,535

(a)	Effective April 25, 2009, Diversified Mid Cap Value Portfolio was renamed Mid Cap Value Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2009* (Unaudited)

Mid Cap Value Portfolio (a)
INVESTMENT INCOME:
Dividend income from non-affiliates	$2,693,318
Dividend income from affiliates (b)	31,210
Income from securities lending (net)	25,449
Total investment income	2,749,977

EXPENSES:
Investment advisory fees	595,494
Administration fees	194,191
Custodian and accounting fees	25,185
Interest expense to affiliates	3
Professional fees	38,096
Trustees’ and Chief Compliance Officer’s fees	5,690
Printing and mailing costs	30,824
Transfer agent fees	16,267
Reorganization expense (see Note 8)	71,115
Other	66,541
Total expenses	1,043,406
Less amounts waived	(156,181)
Less earnings credits	(2)
Less expense reimbursements	(51,544)
Net expenses	835,679
Net investment income (loss)	1,914,298

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	(28,003,218)
Change in net unrealized appreciation (depreciation) of investments in non-affiliates	28,056,485
Net realized/unrealized gains (losses)	53,267
Change in net assets resulting from operations	$1,967,565

(a)	Effective April 25, 2009, Diversified Mid Cap Value Portfolio was renamed Mid Cap Value Portfolio.

(b)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

*	Mid Cap Value Portfolio acquired all of the assets and liabilities of JPMorgan Mid Cap Value Portfolio (“Predecessor Portfolio”) in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by Mid Cap Value Portfolio and will be used going forward. As a result, the information prior to April 25, 2009, reflects that of the Predecessor Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   9

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Mid Cap Value Portfolio (a)
	Six Months Ended 6/30/2009* (Unaudited)	Year Ended 12/31/2008*
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,914,298	$3,263,153
Net realized gain (loss)	(28,003,218)	(9,143,790)
Change in net unrealized appreciation (depreciation)	28,056,485	(89,627,094)
Change in net assets resulting from operations	1,967,565	(95,507,731)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(4,240,919)	(2,789,591)
From net realized gains	(383,916)	(18,910,008)
Total distributions to shareholders	(4,624,835)	(21,699,599)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	22,484,614	50,819,633
Net assets acquired in Portfolio reorganization (See Note 8)	25,677,776	—
Dividends and distributions reinvested	4,624,835	21,699,599
Cost of shares redeemed	(28,062,631)	(85,620,370)
Total change in net assets from capital transactions	24,724,594	(13,101,138)

NET ASSETS:
Change in net assets	22,067,324	(130,308,468)
Beginning of period	181,965,679	312,274,147
End of period	$204,033,003	$181,965,679
Accumulated undistributed (distributions in excess of) net investment income	$854,727	$3,181,348

SHARE TRANSACTIONS:
Issued**	5,415,950	8,759,614
Shares issued in connection with Portfolio reorganization (See Note 8)	6,001,467	—
Reinvested**	1,087,156	3,352,291
Redeemed**	(6,916,000)	(14,477,821)
Change in Shares	5,588,573	(2,365,916)

(a)	Effective April 25, 2009, Diversified Mid Cap Value Portfolio was renamed Mid Cap Value Portfolio.

*	Mid Cap Value Portfolio acquired all of the assets and liabilities of JPMorgan Mid Cap Value Portfolio (“Predecessor Portfolio”) in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by Mid Cap Value Portfolio and will be used going forward. As a result, the information prior to April 25, 2009, reflects that of the Predecessor Portfolio.

**	Reflects a 4.187:1 stock split that occurred on April 24, 2009. All share amounts for all periods presented have been adjusted to reflect the stock split.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   11

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class 1

		Per share operating performance*
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Value Portfolio (e)
Six Months Ended June 30, 2009 (Unaudited)	$4.52	$0.05		$—	(g)	$0.05	$(0.11)	$(0.01)	$(0.12)
Year Ended December 31, 2008	7.33	0.08	(f)	(2.35)		(2.27)	(0.07)	(0.47)	(0.54)
Year Ended December 31, 2007	7.54	0.07		0.13		0.20	(0.07)	(0.34)	(0.41)
Year Ended December 31, 2006	6.65	0.07		1.03		1.10	(0.04)	(0.17)	(0.21)
Year Ended December 31, 2005	6.19	0.04		0.52		0.56	(0.01)	(0.09)	(0.10)
Year Ended December 31, 2004	5.16	0.02	(f)	1.06		1.08	(0.02)	(0.03)	(0.05)

*	Reflects a 4.187:1 stock split that occurred on April 24, 2009. All per share amounts for all periods presented have been adjusted to reflect the stock split.

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Effective April 25, 2009, Diversified Mid Cap Value Portfolio was renamed Mid Cap Value Portfolio. Mid Cap Value Portfolio acquired all of the assets and liabilities of JPMorgan Mid Cap Value Portfolio (“Predecessor Portfolio”) in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by Mid Cap Value Portfolio and will be used going forward. As a result, the financial highlight information reflects that of the Predecessor Portfolio for the periods prior to its reorganization with Mid Cap Value Portfolio.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)
$4.45	1.21%	$204,033	0.95%	2.18%	1.19%	26%
4.52	(33.21)	181,966	1.00	1.31	1.25	41
7.33	2.45	312,274	1.00	0.92	1.25	48
7.54	16.84	298,608	1.00	0.99	1.25	45
6.65	9.21	273,620	1.00	0.80	1.26	46
6.19	21.06	120,144	1.00	0.63	1.25	51

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   13

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Class Offered	Diversified/Non-Diversified
Mid Cap Value Portfolio	Class 1	Diversified

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

The Portfolio acquired all of the assets and liabilities of JPMorgan Mid Cap Value Portfolio, a series of J.P. Morgan Series Trust II (“Predecessor Portfolio”) in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by the Portfolio. On April 24, 2009, prior to the reorganization, shareholders of the Predecessor Portfolio received 4.187 shares of the Predecessor Portfolio for every share held of the Predecessor Portfolio. All share and per share amounts for all periods presented have been adjusted to reflect the stock split.

Effective April 25, 2009, Diversified Mid Cap Value Portfolio was renamed Mid Cap Value Portfolio with approval from the Board of Trustees.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

• Level 1 —	quoted prices in active markets for identical securities

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 —	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

14   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

The following is a summary of the inputs used as of June 30, 2009 in valuing the Portfolio’s assets and liabilities carried at fair value:

Valuation Inputs #	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted prices	$226,791,440	$—
Level 2 — Other significant observable inputs	—	—
Level 3 — Significant unobservable inputs	—	—
Total	$226,791,440	$—

#	All portfolio holdings designated as Level 1 are disclosed individually in the Schedule of Portfolio Investments (SOI). Please refer to the SOI for industry specifics of the portfolio holdings.

*	Other financial instruments may include futures, forwards and swap contracts.

B.  Securities Lending — The Portfolio may lend securities to brokers approved by JPMorgan Investment Advisors Inc. (the “Advisor”) in order to generate additional income. Goldman Sachs Bank USA (“GS Bank”) serves as lending agent for the Portfolio. Securities loans are collateralized by cash, which is invested in approved instruments (“collateral investments”), in accordance with investment guidelines. Upon termination of the loan, the Portfolio is required to return to the borrower the posted cash collateral. Loans are subject to termination by the Portfolio or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments, net of a rebate paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statement of Operations. The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as interest income on the Statement of Operations. For the period ended June 30, 2009, the Portfolio earned $17,534 from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest. The securities lending agreement with GS Bank requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of cash collateral investments are disclosed in the Schedule of Portfolio Investments. At June 30, 2009, the value of outstanding securities on loan and the value of collateral investments were as follows:

Value of Loaned Securities	Cash Collateral Posted by Borrower	Total Value of Collateral Investments
$22,829,535	$23,984,462	$23,984,462

The Portfolio bears the risk of loss associated with the investment of the cash collateral and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted, when the Advisor does not believe that it is prudent to sell the cash collateral investments to fund this liability.

Securities lending involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GS Bank has agreed to indemnify the Portfolio from losses resulting from a borrower failure to return a loaned security.

The Portfolio invests cash collateral amounts received from borrowers in the JPMorgan Prime Money Market Fund — Capital Shares. The Advisor of the Portfolio waived fees associated with the Portfolio’s investment in JPMorgan Prime Money Market Fund of approximately $1,809. This amount offsets the shareholder servicing fees and other expenses, excluding advisory fees, incurred by JPMorgan Prime Money Market Fund related to the Portfolio’s investment in such fund. A portion of the reimbursement is voluntary.

C.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

D.  Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

E.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   15

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (Unaudited) (continued)

is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F.  Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (“JPMIA” or the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.65%.

Prior to April 25, 2009, pursuant to a separate Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM”) acted as the investment advisor to the Predecessor Portfolio. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan. The fee was accrued daily and paid monthly based on the Predecessor Portfolio’s average daily net assets at an annual fee rate of 0.70%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor reimburse to the Portfolio an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the six months ended June 30, 2009 was $5,954.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the period April 25, 2009 through June 30, 2009, the annualized effective rate was 0.12% of the Portfolio’s average daily net assets.

Prior to April 25, 2009, pursuant to a separate agreement between J.P. Morgan Series Trust II and the Administrator, the Administrator received a fee computed daily and paid monthly at the annual rate of 0.55% of the average daily net assets of the Predecessor Portfolio. Under the agreement, the Administrator was responsible for certain usual and customary expenses incurred by the Predecessor Portfolio including fees and expenses of the custodian and fund accountant, professional and transfer agent fees, printing and postage and expenses of the Trustees. In accordance with the agreement, the Predecessor Portfolio paid for such expenses directly, deducting the amounts of such expenses from the Administration fee. The Administrator reimbursed the Predecessor Portfolio to the extent that amounts paid for such expenses exceeded 0.55%.

The Administrator waived Administration fees as outlined in Note 3.E.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E.  Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes,

16   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.90% of the Portfolio’s average daily net assets.

The contractual expense limitation agreement was in effect for the period April 25, 2009 through June 30, 2009. The expense limitation percentage above is in place until at least April 30, 2010.

Prior to April 25, 2009, the Administrator had contractually agreed to waive fees and/or reimburse the Predecessor Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes and extraordinary expenses) exceeded 1.25% of the Predecessor Portfolio’s average daily net assets. In addition, the Administrator may have voluntarily waived or reimbursed certain of its fees, as it may have determined, from time to time. The expense ratio was 1.00%.

During the period April 25, 2009 through June 30, 2009, the Advisor contractually waived fees for the Portfolio in the amount of $8,221. The Advisor does not expect the Portfolio to repay any such fees in future years.

Prior to April 25, 2009, the Administrator voluntarily waived $147,960 and reimbursed reorganization related expenses in the amount of $51,544. The Administrator does not expect the Portfolio to repay any such waived fees in future years.

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2009, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the six months ended June 30, 2009, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2009, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$45,818,777	$43,891,618

During the six months ended June 30, 2009, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2009, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$257,977,727	$12,477,558	$43,663,845	$(31,186,287)

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   17

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (Unaudited) (continued)

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2009, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

8. Business Combinations

In November, 2008, the Boards of Trustees of the Trust and J.P. Morgan Series Trust II approved management’s proposal to merge JPMorgan Mid Cap Value Portfolio (the “Target Portfolio”) into JPMorgan Insurance Trust Mid Cap Value Portfolio (the “Acquiring Portfolio”). The Agreement and Plan of Reorganization with respect to the Target Portfolio was approved by the Target Portfolio’s shareholders at a special meeting of shareholders held on April 1, 2009. The reorganization was effective after the close of business on April 24, 2009. The Acquiring Portfolio acquired all of the assets and liabilities of the Target Portfolio as shown in the table below. As described in Note 1, the Target Portfolio’s performance and financial history have been adopted by the Acquiring Portfolio. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, shareholders of the Target Portfolio received a number of Class 1 shares in the Acquiring Portfolio with a value equal to their holdings in the Target Portfolio as of the close of business on date of the reorganization.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation immediately before and after the reorganization:

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation/ Depreciation
Target Portfolio
JPMorgan Mid Cap Value Portfolio	9,624,067	$172,392,842	$17.91	$(40,150,044)

Acquiring Portfolio
JPMorgan Insurance Trust Mid Cap Value Portfolio				(8,384,594)
Class 1	6,001,467	25,677,776	4.28

Post Reorganization
JPMorgan Insurance Trust Mid Cap Value Portfolio				(48,534,638)
Class 1	46,293,393	198,070,618	4.28

Expenses related to the reorganization were incurred by the Target Portfolio. The Administrator voluntarily waived its fee and/or reimbursed expenses in an amount equal to the reorganization expense.

9. Subsequent Event

Management has evaluated all subsequent transactions and events after the balance sheet date through August 17, 2009, the date on which these financial statements were issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

18   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, January 1, 2009, and continued to hold your shares at the end of the reporting period, June 30, 2009.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2009	Ending Account Value, June 30, 2009	Expenses Paid During January 1, 2009 to June 30, 2009*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$1,012.10	$4.74	0.95%
Hypothetical	1,000.00	1,020.08	4.76	0.95

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   19

THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. June 2009.	SAN-JPMITMCVP-609

Semi-Annual Report

JPMorgan Insurance Trust

Six months ended June 30, 2009 (Unaudited)

JPMorgan Insurance Trust Small Cap Core Portfolio
    (formerly JPMorgan Insurance Trust Small Cap Equity Portfolio)

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	12
Financial Highlights	16
Notes to Financial Statements	18
Schedule of Shareholder Expenses	23

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 15, 2009 (Unaudited)

Dear Shareholder:

As you know, the past year has been among the most dramatic and difficult in modern financial history, with an unprecedented financial crisis sending the U.S. and global economies into a deep and painful recession. As we enter the second half of 2009, we have seen some hints of optimism in both the markets and economy, but we still face a long and bumpy road to recovery.

“As we enter the second half of 2009, we have seen some hints of optimism in both the markets and economy, but we still face a long and bumpy road to recovery.”

The financial storm abates

Three months after the collapse of Lehman Brothers last September, the average daily volatility of the Dow Jones Industrial Average was greater than in any three months over the Dow’s 113-year history. The first few months of 2009 offered investors little respite: in early March, stocks plunged to their lowest level in 14 years.

Recently, however, there have been signs that the storm has abated somewhat: the government and Federal Reserve’s policy actions have loosened credit markets and helped reduce the risk of additional major bank failures. Additionally, declining stock market volatility, lower credit spreads and a rally in financial firm stocks all seem to suggest that the worst of the financial crisis may be behind us.

The economy is also showing signs of buoyancy, including some stabilization in consumer spending and improvements in international trade and housing starts in the second quarter. Many economists believe that real gross domestic product growth will turn positive in the second half of the year, powered by a rebound in homebuilding, autos and inventories. Despite these “green shoots,” however, risks, such as rising unemployment, low consumer confidence and a vulnerable economy, still persist.

As riskier assets rally, Treasury prices sink

Inflation concerns, as well as investors’ willingness to take on riskier assets, such as corporate debt, contributed to a drop in Treasury prices and higher yields during the second quarter. As of June 30, 2009, 30-year bond yields rose to 4.32% from 2.69% six months earlier, the benchmark 10-year Treasury yields ended the period at 3.53% from 2.25% six months earlier, and the two-year note rose to 1.13% from 0.78%.

Stock indexes strengthened by second quarter rally

A strong second-quarter performance helped propel both the S&P 500 Index and NASDAQ Composite Index out of negative territory for the first half of the year. For the six months ended June 30, 2009, the S&P 500 Index was up 3.16% and the NASDAQ Composite Index rose 16.99%. The Dow Jones Industrial Average, however, ended the period in negative territory, returning –3.75%. Outside of the U.S., emerging markets powered a strong second-quarter rally, returning 36.22% over the six months, as measured by the MSCI Emerging Markets Index. Developed markets, as measured by the MSCI EAFE Index, rose 8.42% for the same period.

From a style perspective, mid-caps fared better (9.96%, as measured by the Russell Midcap Index) than their large- and small-cap counterparts during the period (4.32% and 2.64%, as measured by the Russell 1000 and Russell 2000 Indexes, respectively). Investors also appeared to be favoring more stable companies. The Russell 1000 Growth Index returned 11.53% in the period, compared to –2.87% for the Russell 1000 Value Index. Moving down the capitalization spectrum, the Russell Midcap Growth and Russell Midcap Value Indexes returned 16.61% and 3.19%, respectively. In the small-cap segment, the Russell 2000 Growth Index returned 11.36%, while the Russell 2000 Value Index closed at –5.17%.

Consider focusing on “timeless” principles of investing

The past year has challenged many time-honored investing strategies, but, as the “storm” abates, investors should consider a few important principles. First, the economy generally determines markets — rather than the other way around — and history suggests that, in time, the economy will recover. Second, although it’s nearly impossible to time the markets, many investors who bought assets at cheap valuations and held them for the long term have generally been rewarded. Lastly, since we can’t predict the future with any degree of certainty, it is prudent for investors to remain diversified — both to manage risk in an uncertain environment and to seek potential opportunities as we move closer to recovery.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence and trust. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Small Cap Core Portfolio*
    (formerly JPMorgan Insurance Trust Small Cap Equity Portfolio)

PORTFOLIO COMMENTARY
AS OF JUNE 30, 2009 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	January 3, 1995***
Fiscal Year End	December 31
Net Assets as of 6/30/2009	$48,059,303
Primary Benchmark	Russell 2000 Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust Small Cap Core Portfolio, which seeks capital growth over the long term,** returned –1.51%*** (Class 1 Shares) for the six months ended June 30, 2009, compared to the 2.64% return for the Russell 2000 Index for the same period.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	After a continuation of last year’s market declines through the first two months of 2009, investors embraced the realization that the banking system was not insolvent, economic activity was not in a terminal freefall and that policymakers were committed to easing the economic downturn almost at any cost. While expectations of an improving economy stabilized the markets, there continued to be fallout from the current downturn. The U.S. Treasury released bank stress test results, asking the largest 19 financial institutions to raise additional common equity to withstand an ‘adverse’ economic scenario. However, with expectations of higher unemployment, the ability of some banks to absorb increasing consumer loan delinquencies remains an ongoing concern.

Within this market environment, the Portfolio underperformed its benchmark for the period as stock selection in the consumer cyclical and retail sectors detracted from returns. Gentiva Health Services Inc., which offers in-home health services, was among the top detractors. Despite strong earnings results, shares of Gentiva fell as the federal government discussed potential medical spending reforms. Toymaker JAKKs Pacific Inc. also performed poorly. The stock trended lower because sales growth was disappointing for some key product lines, such as Hannah Montana and WWE toys.

Alternatively, the finance and telecommunications sectors contributed to results. Consumer lender Dollar Financial Corp. was attractively valued relative to its sector and performed well. The stock rose when the company settled a lawsuit, which was a potential headline risk. Mortgage servicer Ocwen Financial Corp. also was a top contributor. The stock price rose on the market’s belief that the company could benefit from the U.S. Treasury’s Make Homes Affordable program, which offers cash incentives to mortgage servicers that modify qualifying loans.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	The Portfolio employed a disciplined quantitative ranking methodology to identify stocks of companies in each sector that exhibited superior momentum (companies whose share values have been increasing and have the potential for continued growth) with attractive stock valuations. The managers continued to rely on ongoing, in-depth fundamental research to ensure that the companies met their original investment thesis. In addition, sophisticated trading techniques ensured that the trades were executed in a cost-effective manner.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****

1.	Rock-Tenn Co., Class A	1.1%
2.	Skyworks Solutions, Inc.	1.1
3.	Regal-Beloit Corp.	1.0
4.	Cash America International, Inc.	1.0
5.	Owens & Minor, Inc.	0.9
6.	EXCO Resources, Inc.	0.9
7.	Wabtec Corp.	0.9
8.	Applied Industrial Technologies, Inc.	0.9
9.	Rent-A-Center, Inc.	0.9
10	Sybase, Inc.	0.8

PORTFOLIO COMPOSITION BY SECTOR****

Financials	19.8%
Information Technology	17.7
Industrials	17.0
Health Care	14.5
Consumer Discretionary	12.0
Energy	4.6
Materials	3.8
Utilities	3.3
Consumer Staples	3.1
Telecommunication Services	2.1
U.S. Treasury Obligation	0.6
Short-Term Investment	1.5

*	The Portfolio’s name was changed from JPMorgan Insurance Trust Small Cap Equity Portfolio to JPMorgan Insurance Trust Small Cap Core Portfolio on April 25, 2009.

**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

***	The Portfolio acquired all of the assets and liabilities of JPMorgan Small Company Portfolio (“Predecessor Portfolio”) in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by the Portfolio and will be used going forward. As a result the inception date reflects that of the Predecessor Portfolio and the performance information reflects that of the Predecessor Portfolio for the periods prior to its reorganization with the Portfolio.
The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

****	Percentages indicated are based upon total investments as of June 30, 2009. The Portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	1/03/95	(1.51)%	(28.00)%	(2.78)%	1.23%
CLASS 2 SHARES	4/24/09	(1.51)	(28.00)	(2.78)	1.23

TEN YEAR PERFORMANCE (6/30/99 TO 6/30/09)

Source: Lipper Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Inception date for Class 1 Shares is January 3, 1995, which is the inception date of JPMorgan Small Company Portfolio (“Predecessor Portfolio”). Small Cap Core Portfolio acquired all of the assets and liabilities of the Predecessor Portfolio in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by the Small Cap Core Portfolio and will be used going forward. As a result the performance for Class 1 Shares prior to April 25, 2009, is the performance of the Predecessor Portfolio.

Returns for Class 2 Shares prior to April 25, 2009 are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares and the Predecessor Portfolio.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Small Cap Core Portfolio, Russell 2000 Index and the Lipper Variable Underlying Funds Small-Cap Core Funds Index from June 30, 1999 to June 30, 2009. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Variable Underlying Funds Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Small Cap Core Portfolio
    (formerly JPMorgan Insurance Trust Small Cap Equity Portfolio)

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009* (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.6%
	Common Stocks — 98.0%
	Aerospace & Defense — 1.9%
5,150	Ceradyne, Inc. (a)	90,949
1,800	Curtiss-Wright Corp.	53,514
8,500	DigitalGlobe, Inc. (a)	163,200
12,800	DynCorp International, Inc., Class A (a)	214,912
10,000	Esterline Technologies Corp. (a)	270,700
1,800	HEICO Corp.	65,268
1,600	Triumph Group, Inc.	64,000
		922,543
	Air Freight & Logistics — 0.5%
3,100	Atlas Air Worldwide Holdings, Inc. (a)	71,889
7,300	Hub Group, Inc., Class A (a)	150,672
750	Pacer International, Inc.	1,672
		224,233
	Airlines — 1.1%
42,350	Hawaiian Holdings, Inc. (a)	254,947
22,100	Republic Airways Holdings, Inc. (a)	144,313
11,825	SkyWest, Inc.	120,615
		519,875
	Auto Components — 0.2%
8,400	Spartan Motors, Inc.	95,172
	Biotechnology — 4.6%
3,775	Acorda Therapeutics, Inc. (a)	106,417
3,525	Alexion Pharmaceuticals, Inc. (a)	144,948
7,850	Alkermes, Inc. (a)	84,937
12,300	Anadys Pharmaceuticals, Inc. (a)	22,878
10,250	Arena Pharmaceuticals, Inc. (a)	51,147
5,700	Cell Genesys, Inc. (a)	1,664
30,925	Cytokinetics, Inc. (a)	87,518
4,675	Dendreon Corp. (a)	116,174
12,575	Halozyme Therapeutics, Inc. (a)	87,648
100	Human Genome Sciences, Inc. (a)	286
6,300	Idenix Pharmaceuticals, Inc. (a)	23,184
1,000	Idera Pharmaceuticals, Inc. (a)	5,860
5,750	InterMune, Inc. (a)	87,400
6,900	Isis Pharmaceuticals, Inc. (a)	113,850
4,400	Maxygen, Inc. (a)	29,568
4,600	Medarex, Inc. (a)	38,410
7,125	Medivation, Inc. (a)	159,671
5,800	Molecular Insight Pharmaceuticals, Inc. (a)	29,986
3,550	Myriad Genetics, Inc. (a)	126,557
913	Myriad Pharmaceuticals, Inc. (a)	4,243
2,675	Onyx Pharmaceuticals, Inc. (a)	75,596
2,200	OSI Pharmaceuticals, Inc. (a)	62,106
5,975	Pharmasset, Inc. (a)	67,219
3,950	Progenics Pharmaceuticals, Inc. (a)	20,343
15,700	Protalix BioTherapeutics, Inc., (Israel) (a)	70,964
2,400	Regeneron Pharmaceuticals, Inc. (a)	43,008
10,100	Rigel Pharmaceuticals, Inc. (a)	122,412
8,300	Savient Pharmaceuticals, Inc. (a)	115,038
9,725	Seattle Genetics, Inc. (a)	94,527
6,150	Theravance, Inc. (a)	90,036
1,300	United Therapeutics Corp. (a)	108,329
		2,191,924
	Building Products — 0.6%
15,875	Gibraltar Industries, Inc.	109,061
7,200	INSTEEL Industries, Inc.	59,328
7,625	Quanex Building Products Corp.	85,553
1,000	Trex Co., Inc. (a)	13,370
		267,312
	Capital Markets — 1.4%
16,000	Knight Capital Group, Inc., Class A (a)	272,800
3,475	Kohlberg Capital Corp.	21,962
3,500	optionsXpress Holdings, Inc.	54,355
14,000	Penson Worldwide, Inc. (a)	125,300
3,400	Pzena Investment Management, Inc., Class A	25,772
12,300	SWS Group, Inc.	171,831
477	TD AMERITRADE Holding Corp. (a)	8,367
		680,387
	Chemicals — 1.9%
900	American Vanguard Corp.	10,170
2,200	Balchem Corp.	53,944
7,400	H.B. Fuller Co.	138,898
11,200	Innophos Holdings, Inc.	189,168
9,000	Koppers Holdings, Inc.	237,330
6,600	Omnova Solutions, Inc. (a)	21,516
23,200	PolyOne Corp. (a)	62,872
16,325	Spartech Corp.	150,027
3,200	W.R. Grace & Co. (a)	39,584
2,800	Zep, Inc.	33,740
		937,249
	Commercial Banks — 5.5%
1,050	1st Source Corp.	18,134
400	Alliance Financial Corp.	11,344
2,520	Ameris Bancorp	15,926
700	BancFirst Corp.	24,206
4,900	Banco Latinoamericano de Exportaciones S.A., (Panama), Class E	60,907

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Banks — (continued)
4,950	Central Pacific Financial Corp.	18,563
5,225	City Holding Co.	158,631
1,900	Columbia Banking System, Inc.	19,437
7,200	Community Bank System, Inc.	104,832
2,240	Community Trust Bancorp, Inc.	59,920
6,600	CVB Financial Corp.	39,402
5,200	East West Bancorp, Inc.	33,748
1,700	Farmers Capital Bank Corp.	42,789
19,025	First Bancorp	75,149
800	First Bancorp	12,544
7,900	First Community Bancshares, Inc.	101,436
14,600	First Financial Bancorp	109,792
675	First South Bancorp, Inc.	7,830
20,100	FNB Corp.	124,419
3,862	Glacier Bancorp, Inc.	57,042
900	Heritage Commerce Corp.	3,348
8,475	IBERIABANK Corp.	334,000
5,210	International Bancshares Corp.	53,715
2,900	Lakeland Financial Corp.	55,100
1,100	MainSource Financial Group, Inc.	8,162
200	Merchants Bancshares, Inc.	4,438
8,700	Nara Bancorp, Inc.	45,066
7,400	National Penn Bancshares, Inc.	34,114
2,900	NBT Bancorp, Inc.	62,959
1,000	Pacific Continental Corp.	12,130
2,900	Peoples Bancorp, Inc.	49,445
3,400	Prosperity Bancshares, Inc.	101,422
800	Renasant Corp.	12,016
1,563	Republic Bancorp, Inc., Class A	35,308
2,100	Santander BanCorp (a)	14,616
1,050	Sierra Bancorp	13,261
1,475	Simmons First National Corp., Class A	39,412
2,205	Southside Bancshares, Inc.	50,428
3,000	Southwest Bancorp, Inc.	29,280
21,550	Sterling Bancshares, Inc.	136,412
7,050	Sterling Financial Corp.	20,515
1,600	TriCo Bancshares	24,800
4,000	UCBH Holdings, Inc.	5,040
200	West Coast Bancorp	408
7,300	Westamerica Bancorp	362,153
4,000	Wilshire Bancorp, Inc.	23,000
		2,626,599
	Commercial Services & Supplies — 3.0%
8,200	ATC Technology Corp. (a)	118,900
9,300	Cenveo, Inc. (a)	39,339
20,900	Comfort Systems USA, Inc.	214,225
3,200	Consolidated Graphics, Inc. (a)	55,744
30,950	Deluxe Corp.	396,470
4,100	Ennis, Inc.	51,086
8,900	GEO Group, Inc. (The) (a)	165,362
9,800	Herman Miller, Inc.	150,332
1,100	HNI Corp.	19,866
16,200	Knoll, Inc.	122,796
1,400	Metalico, Inc. (a)	6,524
2,800	United Stationers, Inc. (a)	97,664
100	Waste Connections, Inc. (a)	2,591
		1,440,899
	Communications Equipment — 3.5%
39,100	3Com Corp. (a)	184,161
29,082	Arris Group, Inc. (a)	353,637
6,050	Avocent Corp. (a)	84,458
8,750	Black Box Corp.	292,863
3,700	Blue Coat Systems, Inc. (a)	61,198
4,900	Comtech Telecommunications Corp. (a)	156,212
1,100	Digi International, Inc. (a)	10,725
245	Extreme Networks, Inc. (a)	490
9,600	Harmonic, Inc. (a)	56,544
5,500	Harris Stratex Networks, Inc., Class A (a)	35,640
4,100	NETGEAR, Inc. (a)	59,081
6,100	Plantronics, Inc.	115,351
5,400	Polycom, Inc. (a)	109,458
11,800	Symmetricom, Inc. (a)	68,086
6,400	Tekelec (a)	107,712
		1,695,616
	Computers & Peripherals — 0.5%
4,100	Adaptec, Inc. (a)	10,865
1,700	Electronics for Imaging, Inc. (a)	18,122
5,225	Imation Corp.	39,762
4,200	Synaptics, Inc. (a)	162,330
		231,079
	Construction & Engineering — 1.2%
7,800	EMCOR Group, Inc. (a)	156,936
10,400	MasTec, Inc. (a)	121,888
700	Michael Baker Corp. (a)	29,652
2,600	Pike Electric Corp. (a)	31,330
14,600	Tutor Perini Corp. (a)	253,456
		593,262

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Small Cap Core Portfolio
    (formerly JPMorgan Insurance Trust Small Cap Equity Portfolio)

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Construction Materials — 0.0% (g)
3,450	Headwaters, Inc. (a)	11,592
4,500	U.S. Concrete, Inc. (a)	8,910
		20,502
	Consumer Finance — 2.4%
8,675	Advance America Cash Advance Centers, Inc.	38,430
20,000	Cash America International, Inc.	467,800
17,197	Dollar Financial Corp. (a)	237,147
7,800	EZCORP, Inc., Class A (a)	84,084
2,900	First Cash Financial Services, Inc. (a)	50,808
3,300	Nelnet, Inc., Class A (a)	44,847
11,825	World Acceptance Corp. (a)	235,436
		1,158,552
	Containers & Packaging — 1.7%
10,225	Myers Industries, Inc.	85,072
13,975	Rock-Tenn Co., Class A	533,286
4,200	Silgan Holdings, Inc.	205,926
		824,284
	Diversified Consumer Services — 0.3%
5,175	Bridgepoint Education, Inc. (a)	87,975
2,400	Corinthian Colleges, Inc. (a)	40,632
1,400	Lincoln Educational Services Corp. (a)	29,302
		157,909
	Diversified Financial Services — 0.4%
1,800	Compass Diversified Holdings	14,562
8,300	Encore Capital Group, Inc. (a)	109,975
3,500	Financial Federal Corp.	71,925
		196,462
	Diversified Telecommunication Services — 1.3%
67,700	Cincinnati Bell, Inc. (a)	192,268
6,600	Consolidated Communications Holdings, Inc.	77,286
32,900	Premiere Global Services, Inc. (a)	356,636
		626,190
	Electric Utilities — 2.0%
14,425	El Paso Electric Co. (a)	201,373
15,075	Portland General Electric Co.	293,661
3,825	UniSource Energy Corp.	101,515
18,300	Westar Energy, Inc.	343,491
		940,040
	Electrical Equipment — 2.8%
2,900	A.O. Smith Corp.	94,453
8,500	Acuity Brands, Inc.	238,425
1,900	American Superconductor Corp. (a)	49,875
4,100	Energy Conversion Devices, Inc. (a)	58,015
3,200	Evergreen Solar, Inc. (a)	6,944
31,900	GrafTech International Ltd. (a)	360,789
1,900	GT Solar International, Inc. (a)	10,108
2,900	Polypore International, Inc. (a)	32,248
12,100	Regal-Beloit Corp.	480,612
		1,331,469
	Electronic Equipment, Instruments & Components — 1.9%
5,000	Anixter International, Inc. (a)	187,950
9,950	Benchmark Electronics, Inc. (a)	143,280
7,200	Brightpoint, Inc. (a)	45,144
3,400	Checkpoint Systems, Inc. (a)	53,346
5,500	Insight Enterprises, Inc. (a)	53,130
3,700	Mercury Computer Systems, Inc. (a)	34,225
1,800	Multi-Fineline Electronix, Inc. (a)	38,520
5,800	Plexus Corp. (a)	118,668
10,000	RadiSys Corp. (a)	90,100
5,500	Technitrol, Inc.	35,585
11,000	TTM Technologies, Inc. (a)	87,560
2,400	Zygo Corp. (a)	11,184
		898,692
	Energy Equipment & Services — 1.6%
300	Allis-Chalmers Energy, Inc. (a)	693
3,000	Basic Energy Services, Inc. (a)	20,490
10,900	Cal Dive International, Inc. (a)	94,067
13,100	Gulfmark Offshore, Inc. (a)	361,560
2,300	Lufkin Industries, Inc.	96,715
2,800	Matrix Service Co. (a)	32,144
12,800	Newpark Resources (a)	36,480
15,900	Parker Drilling Co. (a)	69,006
2,800	T-3 Energy Services, Inc. (a)	33,348
3,000	TGC Industries, Inc. (a)	14,610
		759,113
	Food & Staples Retailing — 0.9%
3,900	Casey’s General Stores, Inc.	100,191
4,250	Nash Finch Co.	115,005
7,600	Pantry, Inc. (The) (a)	126,160
6,900	Spartan Stores, Inc.	85,629
		426,985
	Food Products — 1.4%
1,900	Cal-Maine Foods, Inc.	47,424
10,000	Chiquita Brands International, Inc. (a)	102,600
15,700	Fresh Del Monte Produce, Inc., (Cayman Islands) (a)	255,282
2,300	Ralcorp Holdings, Inc. (a)	140,116

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Food Products — (continued)
4,000	TreeHouse Foods, Inc. (a)	115,080
		660,502
	Gas Utilities — 1.4%
5,100	Laclede Group, Inc. (The)	168,963
7,600	New Jersey Resources Corp.	281,504
2,400	Northwest Natural Gas Co.	106,368
3,600	WGL Holdings, Inc.	115,272
		672,107
	Health Care Equipment & Supplies — 2.9%
4,000	Cantel Medical Corp. (a)	64,920
8,800	CONMED Corp. (a)	136,576
7,575	Electro-Optical Sciences, Inc. (a)	59,009
4,400	Greatbatch, Inc. (a)	99,484
1,700	Haemonetics Corp. (a)	96,900
300	Integra LifeSciences Holdings Corp. (a)	7,953
14,550	Invacare Corp.	256,807
14,300	STERIS Corp.	372,944
10,475	Thoratec Corp. (a)	280,521
		1,375,114
	Health Care Providers & Services — 5.1%
13,900	Alliance HealthCare Services, Inc. (a)	101,887
6,400	Allion Healthcare, Inc. (a)	38,080
4,000	Amedisys, Inc. (a)	132,080
8,500	AMERIGROUP Corp. (a)	228,225
10,200	AMN Healthcare Services, Inc. (a)	65,076
9,100	Centene Corp. (a)	181,818
3,000	Emergency Medical Services Corp., Class A (a)	110,460
10,700	Gentiva Health Services, Inc. (a)	176,122
10,700	Hanger Orthopedic Group, Inc. (a)	145,413
12,800	Healthsouth Corp. (a)	184,832
1,600	Healthspring, Inc. (a)	17,376
2,400	inVentiv Health, Inc. (a)	32,472
18,700	Nighthawk Radiology Holdings, Inc. (a)	69,190
9,900	Owens & Minor, Inc.	433,818
5,500	Providence Service Corp. (The) (a)	60,225
9,500	PSS World Medical, Inc. (a)	175,845
4,300	Psychiatric Solutions, Inc. (a)	97,782
5,400	Res-Care, Inc. (a)	77,220
2,800	Sun Healthcare Group, Inc. (a)	23,632
2,200	US Physical Therapy, Inc. (a)	32,450
3,200	WellCare Health Plans, Inc. (a)	59,168
		2,443,171
	Health Care Technology — 0.3%
5,800	MedAssets, Inc. (a)	112,810
1,600	Medidata Solutions, Inc. (a)	26,208
		139,018
	Hotels, Restaurants & Leisure — 1.8%
6,600	CEC Entertainment, Inc. (a)	194,568
4,500	Cracker Barrel Old Country Store, Inc.	125,550
5,900	Domino’s Pizza, Inc. (a)	44,191
7,100	Einstein Noah Restaurant Group, Inc. (a)	61,415
2,000	Isle of Capri Casinos, Inc. (a)	26,640
12,100	Jack in the Box, Inc. (a)	271,645
21,900	Ruby Tuesday, Inc. (a)	145,854
		869,863
	Household Durables — 1.2%
42	CSS Industries, Inc.	856
5,300	Helen of Troy Ltd., (Bermuda) (a)	88,987
4,400	Hooker Furniture Corp.	50,512
3,593	Jarden Corp. (a)	67,369
17,850	Tempur-Pedic International, Inc.	233,299
5,400	Tupperware Brands Corp.	140,508
		581,531
	Household Products — 0.4%
18,250	Central Garden & Pet Co., Class A (a)	179,762
	Insurance — 3.6%
32,200	American Equity Investment Life Holding Co.	179,676
3,000	American Physicians Capital, Inc.	117,480
4,100	Amerisafe, Inc. (a)	63,796
2,934	Argo Group International Holdings Ltd., (Bermuda) (a)	82,797
10,225	Aspen Insurance Holdings Ltd., (Bermuda)	228,426
4,350	Delphi Financial Group, Inc., Class A	84,520
8,700	Flagstone Reinsurance Holdings Ltd., (Bermuda)	89,610
2,200	Hallmark Financial Services (a)	15,730
2,400	Horace Mann Educators Corp.	23,928
15,375	Meadowbrook Insurance Group, Inc.	100,399
2,900	National Financial Partners Corp.	21,228
125	Navigators Group, Inc. (a)	5,554
8,450	Platinum Underwriters Holdings Ltd., (Bermuda)	241,586
22,700	PMA Capital Corp., Class A (a)	103,285
7,700	Safety Insurance Group, Inc.	235,312
4,400	SeaBright Insurance Holdings, Inc. (a)	44,572
7,300	Selective Insurance Group	93,221
		1,731,120

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   7

JPMorgan Insurance Trust Small Cap Core Portfolio
    (formerly JPMorgan Insurance Trust Small Cap Equity Portfolio)

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Internet & Catalog Retail — 0.0% (g)
175	NutriSystem, Inc.	2,537
	Internet Software & Services — 1.2%
3,300	Art Technology Group, Inc. (a)	12,540
350	AsiaInfo Holdings, Inc., (China) (a)	6,024
23,300	EarthLink, Inc. (a)	172,653
3,700	j2 Global Communications, Inc. (a)	83,472
1,800	LogMeIn, Inc. (a)	28,800
5,475	Perficient, Inc. (a)	38,270
27,159	United Online, Inc.	176,805
12,700	Web.com Group, Inc. (a)	71,501
		590,065
	IT Services — 2.4%
11,150	Acxiom Corp.	98,455
5,000	CACI International, Inc., Class A (a)	213,550
22,800	CIBER, Inc. (a)	70,680
4,625	CSG Systems International, Inc. (a)	61,235
10,246	Cybersource Corp. (a)	156,764
4,975	Gartner, Inc. (a)	75,918
4,275	Global Cash Access Holdings, Inc. (a)	34,029
2,900	Hackett Group, Inc. (The) (a)	6,757
2,000	iGate Corp.	13,240
4,100	infoGROUP, Inc. (a)	23,411
525	Integral Systems, Inc. (a)	4,368
5,000	Mantech International Corp., Class A (a)	215,200
1,700	NCI, Inc., Class A (a)	51,714
10,500	Perot Systems Corp., Class A (a)	150,465
		1,175,786
	Leisure Equipment & Products — 1.1%
24,950	JAKKS Pacific, Inc. (a)	320,108
7,200	RC2 Corp. (a)	95,256
19,000	Smith & Wesson Holding Corp. (a)	107,920
1,800	Steinway Musical Instruments (a)	19,260
		542,544
	Life Sciences Tools & Services — 0.2%
100	AMAG Pharmaceuticals, Inc. (a)	5,467
1,625	Enzo Biochem, Inc. (a)	7,199
7,100	eResearchTechnology, Inc. (a)	44,091
3,700	Exelixis, Inc. (a)	18,019
1,100	Kendle International, Inc. (a)	13,464
		88,240
	Machinery — 3.1%
7,900	Barnes Group, Inc.	93,931
2,200	Chart Industries, Inc. (a)	39,996
8,600	CIRCOR International, Inc.	203,046
9,700	Columbus McKinnon Corp. (a)	122,705
16,100	EnPro Industries, Inc. (a)	289,961
16,300	Force Protection, Inc. (a)	144,092
500	LB Foster Co., Class A (a)	15,035
1,900	Middleby Corp. (a)	83,448
1,400	SmartHeat, Inc. (a)	9,590
4,750	Wabash National Corp.	3,325
13,350	Wabtec Corp.	429,469
1,500	Watts Water Technologies, Inc., Class A	32,310
		1,466,908
	Marine — 0.3%
32,725	Horizon Lines, Inc., Class A	126,319
	Media — 1.0%
9,100	AH Belo Corp., Class A	8,918
19,000	Belo Corp., Class A	34,010
8,300	Cinemark Holdings, Inc.	93,956
20,850	Cumulus Media, Inc., Class A (a)	19,391
10,500	Entercom Communications Corp., Class A	16,065
7,600	Harte-Hanks, Inc.	70,300
14,900	LIN TV Corp., Class A (a)	25,032
3,100	Marvel Entertainment, Inc. (a)	110,329
3,900	McClatchy Co., Class A	1,950
17,300	Valassis Communications, Inc. (a)	105,703
		485,654
	Metals & Mining — 0.0% (g)
300	Compass Minerals International, Inc.	16,473
	Oil, Gas & Consumable Fuels — 3.0%
775	APCO Argentina, Inc.	14,903
950	Clayton Williams Energy, Inc. (a)	17,926
27,275	Endeavour International Corp. (a)	37,094
33,300	EXCO Resources, Inc. (a)	430,236
800	FX Energy, Inc. (a)	3,032
3,600	Georesources, Inc. (a)	36,720
41,900	Gran Tierra Energy, Inc., (Canada) (a)	144,555
6,800	Gulfport Energy Corp. (a)	46,580
4,400	Harvest Natural Resources, Inc. (a)	19,404
7,300	Knightsbridge Tankers Ltd., (Bermuda)	99,572
20,775	McMoRan Exploration Co. (a)	123,819
3,200	Penn Virginia Corp.	52,384
2,525	Toreador Resources Corp. (a)	16,918
15,425	VAALCO Energy, Inc. (a)	65,248
8,800	Western Refining, Inc. (a)	62,128
6,700	World Fuel Services Corp.	276,241
		1,446,760

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Paper & Forest Products — 0.1%
5,975	Buckeye Technologies, Inc. (a)	26,828
	Personal Products — 0.4%
10,400	American Oriental Bioengineering, Inc., (China) (a)	55,016
6,523	China Sky One Medical, Inc., (China) (a)	87,930
10,325	Prestige Brands Holdings, Inc. (a)	63,499
		206,445
	Pharmaceuticals — 1.5%
5,500	Auxilium Pharmaceuticals, Inc. (a)	172,590
3,950	Cardiome Pharma Corp., (Canada) (a)	14,694
9,200	Cypress Bioscience, Inc. (a)	86,664
5,800	Noven Pharmaceuticals, Inc. (a)	82,940
1,875	Optimer Pharmaceuticals, Inc. (a)	28,069
3,300	Par Pharmaceutical Cos., Inc. (a)	49,995
1,800	Salix Pharmaceuticals Ltd. (a)	17,766
8,400	Sucampo Pharmaceuticals, Inc., Class A (a)	51,828
4,400	Valeant Pharmaceuticals International (a)	113,168
8,500	Vivus, Inc. (a)	51,680
2,825	XenoPort, Inc. (a)	65,455
		734,849
	Professional Services — 0.9%
1,800	COMSYS IT Partners, Inc. (a)	10,530
4,900	Heidrick & Struggles International, Inc.	89,425
15,725	Kforce, Inc. (a)	130,046
8,300	Korn/Ferry International (a)	88,312
3,300	Navigant Consulting, Inc. (a)	42,636
8,700	TrueBlue, Inc. (a)	73,080
		434,029
	Real Estate Investment Trusts (REITs) — 5.3%
5,983	American Campus Communities, Inc.	132,703
19,600	Anthracite Capital, Inc.	12,152
4,800	Ashford Hospitality Trust, Inc.	13,488
11,900	Associated Estates Realty Corp.	70,924
2,200	BioMed Realty Trust, Inc.	22,506
6,300	Capstead Mortgage Corp.	80,073
4,500	Cypress Sharpridge Investments, Inc. (a)	53,550
39,675	DCT Industrial Trust, Inc.	161,874
16,800	Developers Diversified Realty Corp.	81,984
1,200	Equity Lifestyle Properties, Inc.	44,616
11,800	Glimcher Realty Trust	34,220
2,400	Government Properties Income Trust (a)	49,272
8,100	Hersha Hospitality Trust	20,088
2,150	Home Properties, Inc.	73,315
1,100	Invesco Mortgage Capital, Inc. (a)	21,428
59,764	Lexington Realty Trust	203,198
7,400	Maguire Properties, Inc. (a)	6,290
50,825	MFA Financial, Inc.	351,709
2,000	Mission West Properties, Inc.	13,660
15,200	National Retail Properties, Inc.	263,720
20,158	NorthStar Realty Finance Corp.	57,047
10,900	Omega Healthcare Investors, Inc.	169,168
4,200	Parkway Properties, Inc.	54,600
9,525	Pennsylvania Real Estate Investment Trust	47,625
3,275	PS Business Parks, Inc.	158,641
3,100	RAIT Financial Trust	4,247
19,000	Senior Housing Properties Trust	310,080
12,250	Strategic Hotels & Resorts, Inc.	13,597
2,000	Sun Communities, Inc.	27,560
		2,553,335
	Real Estate Management & Development — 0.1%
2,900	Forestar Group, Inc. (a)	34,452
	Road & Rail — 0.5%
7,800	Arkansas Best Corp.	205,530
1,200	Marten Transport Ltd. (a)	24,912
625	YRC Worldwide, Inc. (a)	1,081
		231,523
	Semiconductors & Semiconductor Equipment — 4.0%
700	Actel Corp. (a)	7,511
31,575	Amkor Technology, Inc. (a)	149,350
7,125	Applied Micro Circuits Corp. (a)	57,926
23,025	Cirrus Logic, Inc. (a)	103,613
693	DSP Group, Inc. (a)	4,685
1,906	Entegris, Inc. (a)	5,184
3,800	FEI Co. (a)	87,020
6,500	IXYS Corp.	65,780
13,500	Kulicke & Soffa Industries, Inc. (a)	46,305
3,900	Lattice Semiconductor Corp. (a)	7,332
10,475	Micrel, Inc.	76,677
3,600	Microsemi Corp. (a)	49,680
10,200	MIPS Technologies, Inc. (a)	30,600
3,600	MKS Instruments, Inc. (a)	47,484
37,800	PMC-Sierra, Inc. (a)	300,888
5,575	Semtech Corp. (a)	88,698
10,875	Silicon Image, Inc. (a)	25,013
8,175	Silicon Storage Technology, Inc. (a)	15,287
53,100	Skyworks Solutions, Inc. (a)	519,318
1,400	Standard Microsystems Corp. (a)	28,630
400	Supertex, Inc. (a)	10,044

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   9

JPMorgan Insurance Trust Small Cap Core Portfolio
    (formerly JPMorgan Insurance Trust Small Cap Equity Portfolio)

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Semiconductors & Semiconductor Equipment — (continued)
11,100	Techwell, Inc. (a)	94,350
2,600	Tessera Technologies, Inc. (a)	65,754
8,400	TriQuint Semiconductor, Inc. (a)	44,604
		1,931,733
	Software — 4.1%
784	Actuate Corp. (a)	3,748
2,900	Ariba, Inc. (a)	28,536
34,150	Aspen Technology, Inc. (a)	291,299
4,200	Epicor Software Corp. (a)	22,260
4,000	Informatica Corp. (a)	68,760
24,400	JDA Software Group, Inc. (a)	365,024
2,200	Macrovision Solutions Corp. (a)	47,982
575	Manhattan Associates, Inc. (a)	10,476
1,075	Net 1 UEPS Technologies, Inc., (South Africa) (a)	14,609
4,600	Netscout Systems, Inc. (a)	43,148
20,900	OpenTV Corp., Class A (a)	27,588
13,840	Parametric Technology Corp. (a)	161,790
1,100	Pegasystems, Inc.	29,018
5,100	Progress Software Corp. (a)	107,967
7,100	Quest Software, Inc. (a)	98,974
2,475	Rosetta Stone, Inc. (a)	67,914
5,700	Smith Micro Software, Inc. (a)	55,974
3,600	SolarWinds, Inc. (a)	59,364
1,450	SPSS, Inc. (a)	48,387
12,675	Sybase, Inc. (a)	397,234
3,400	TeleCommunication Systems, Inc., Class A (a)	24,174
		1,974,226
	Specialty Retail — 4.4%
6,150	Aeropostale, Inc. (a)	210,761
7,400	Asbury Automotive Group, Inc.	75,776
6,800	Brown Shoe Co., Inc.	49,232
4,900	Buckle, Inc. (The)	155,673
3,500	Cabela’s, Inc. (a)	43,050
3,300	Children’s Place Retail Stores, Inc. (The) (a)	87,219
11,067	Collective Brands, Inc. (a)	161,246
13,225	Finish Line, Inc. (The), Class A	98,129
5,100	Gymboree Corp. (a)	180,948
4,800	Hot Topic, Inc. (a)	35,088
7,500	Jos. A. Bank Clothiers, Inc. (a)	258,450
10,500	Kirkland’s, Inc. (a)	126,105
23,200	Rent-A-Center, Inc. (a)	413,656
8,500	Sally Beauty Holdings, Inc. (a)	54,060
57,000	Wet Seal, Inc. (The), Class A (a)	174,990
		2,124,383
	Textiles, Apparel & Luxury Goods — 2.1%
3,100	Deckers Outdoor Corp. (a)	217,837
11,500	Iconix Brand Group, Inc. (a)	176,870
24,000	Maidenform Brands, Inc. (a)	275,280
1,000	Oxford Industries, Inc.	11,650
9,000	Perry Ellis International, Inc. (a)	65,520
2,600	Steven Madden Ltd. (a)	66,170
4,700	UniFirst Corp.	174,699
		988,026
	Thrifts & Mortgage Finance — 1.1%
2,100	Berkshire Hills Bancorp, Inc.	43,638
9,757	First Niagara Financial Group, Inc.	111,425
2,800	Guaranty Financial Group, Inc. (a)	532
2,400	OceanFirst Financial Corp.	28,728
16,075	Ocwen Financial Corp. (a)	208,493
3,700	PMI Group, Inc. (The)	7,326
9,100	Trustco Bank Corp.	53,781
3,100	WSFS Financial Corp.	84,661
		538,584
	Trading Companies & Distributors — 1.1%
6,500	Aceto Corp.	43,355
21,075	Applied Industrial Technologies, Inc.	415,178
3,500	Beacon Roofing Supply, Inc. (a)	50,610
2,600	Kaman Corp.	43,420
		552,563
	Wireless Telecommunication Services — 0.8%
15,100	Syniverse Holdings, Inc. (a)	242,053
39,975	Virgin Mobile USA, Inc., Class A (a)	160,699
		402,752
	Total Common Stocks (Cost $58,090,051)	47,093,550

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE ($)
	U.S. Treasury Obligation — 0.6%
285,000	U.S. Treasury Note, 3.125%, 11/30/09 (k) (Cost $287,819)	288,306
	Total Long-Term Investments (Cost $58,377,870)	47,381,856

SHARES	SECURITY DESCRIPTION	VALUE ($)
Short-Term Investment — 1.5%
	Investment Company — 1.5%
720,775	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.415%, (b) (l) (m) (Cost $720,775)	720,775
	Total Investments — 100.1% (Cost $59,098,645)	48,102,631
	Liabilities in Excess of Other Assets — (0.1)%	(43,328)
	NET ASSETS — 100.0%	$48,059,303

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
28	E-mini Russell 2000	09/18/09	$1,420,160	$(16,414)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a) —	Non-income producing security.

(b) —	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g) —	Amount rounds to less than 0.1%

(k) —	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l) —	The rate shown is the current yield as of June 30, 2009.

(m) —	All or portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   11

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2009 (Unaudited)

Small Cap Core Portfolio (a)
ASSETS:
Investments in non-affiliates, at value	$47,381,856
Investments in affiliates, at value	720,775
Total investment securities, at value	48,102,631
Receivables:
Investment securities sold	1,365,044
Portfolio shares sold	17,881
Interest and dividends	53,595
Total Assets	49,539,151

LIABILITIES:
Payables:
Due to custodian	8
Investment securities purchased	1,029,239
Portfolio shares redeemed	308,231
Variation margin on futures contracts	1,245
Accrued liabilities:
Investment advisory fees	17,718
Administration fees	4,510
Distribution fees	62
Custodian and accounting fees	52,721
Other	66,114
Total Liabilities	1,479,848
Net Assets	$48,059,303

NET ASSETS:
Paid in capital	$71,719,128
Accumulated undistributed (distributions in excess of) net investment income	20,158
Accumulated net realized gains (losses)	(12,667,555)
Net unrealized appreciation (depreciation)	(11,012,428)
Total Net Assets	$48,059,303
NET ASSETS:
Class 1	$47,707,422
Class 2	351,881
Total	$48,059,303

Outstanding units of beneficial interest (shares) (unlimited number of shares authorized, no par value):
Class 1	5,036,672
Class 2	37,169

Net Asset Value, offering and redemption price per share:
Class 1	$9.47
Class 2	9.47

Cost of investments in non-affiliates	$58,377,870
Cost of investments in affiliates	720,775

(a)	Effective April 25, 2009, Small Cap Equity Portfolio was renamed Small Cap Core Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2009* (Unaudited)

Small Cap Core Portfolio (a)
INVESTMENT INCOME:
Dividend income from non-affiliates	$313,582
Interest income from non-affiliates	1,002
Dividend income from affiliates (b)	5,010
Total investment income	319,594

EXPENSES:
Investment advisory fees	137,657
Administration fees	9,200
Distribution fees — Class 2 (c)	229
Custodian and accounting fees	36,134
Interest expense to affiliates	13
Professional fees	29,646
Trustees’ and Chief Compliance Officer’s fees	4,045
Printing and mailing costs	21,088
Transfer agent fees	17,422
Reorganization expense (see Note 8)	71,689
Other	21,588
Total expenses	348,711
Less amounts waived	(29,534)
Less earnings credits	(5)
Less expense reimbursements	(83,199)
Net expenses	235,973
Net investment income (loss)	83,621

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(9,331,244)
Futures	213,540
Net realized gain (loss)	(9,117,704)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	8,369,377
Futures	(116,526)
Change in net unrealized appreciation (depreciation)	8,252,851
Net realized/unrealized gains (losses)	(864,853)
Change in net assets resulting from operations	$(781,232)

(a)	Effective April 25, 2009, Small Cap Equity Portfolio was renamed Small Cap Core Portfolio.

(b)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(c)	Because of the reorganization with the JPMorgan Small Company Portfolio (“Predecessor Portfolio”) in which the performance and financial history of the Small Cap Core Portfolio was replaced with that of the Predecessor Portfolio, financial history began on April 24, 2009.

*	Small Cap Core Portfolio acquired all of the assets and liabilities of JPMorgan Small Company Portfolio (“Predecessor Portfolio”) in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by Small Cap Core Portfolio and will be used going forward. As a result, the information prior to April 25, 2009, reflects that of the Predecessor Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   13

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Small Cap Core Portfolio (a)
	Six Months Ended 6/30/2009* (Unaudited)	Year Ended 12/31/2008*
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$83,621	$198,167
Net realized gain (loss)	(9,117,704)	(2,610,775)
Change in net unrealized appreciation (depreciation)	8,252,851	(21,074,845)
Change in net assets resulting from operations	(781,232)	(23,487,453)

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(257,567)	(130,200)
From net realized gains	(783,183)	(7,325,912)
Total distributions to shareholders	(1,040,750)	(7,456,112)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	56,161	(1,633,619)

NET ASSETS:
Change in net assets	(1,765,821)	(32,577,184)
Beginning of period	49,825,124	82,402,308
End of period	$48,059,303	$49,825,124
Accumulated undistributed (distributions in excess of) net investment income	$20,158	$194,104

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$6,278,407	$16,166,235
Dividends and distributions reinvested	1,040,750	7,456,112
Cost of shares redeemed	(7,502,745)	(25,255,966)
Change in net assets from Class 1 capital transactions	$(183,588)	$(1,633,619)
Class 2 (b)
Proceeds from shares issued	$115,336	$—
Net assets acquired in Portfolio reorganization (See Note 8)	2,182,687	—
Cost of shares redeemed	(2,058,274)	—
Change in net assets from Class 2 capital transactions	$239,749	$—

Total change in net assets from capital transactions	$56,161	$(1,633,619)

SHARE TRANSACTIONS:
Class 1
Issued	715,640	1,283,830
Reinvested	116,676	536,411
Redeemed	(857,921)	(1,887,528)
Change in Class 1 Shares	(25,605)	(67,287)
Class 2 (b)
Issued	12,206	—
Shares issued in connection with Portfolio reorganization (See Note 8)	241,783	—
Redeemed	(216,820)	—
Change in Class 2 Shares	37,169	—

(a)	Effective April 25, 2009, Small Cap Equity Portfolio was renamed Small Cap Core Portfolio.

(b)	Because of the reorganization with the JPMorgan Small Company Portfolio (“Predecessor Portfolio”) in which the performance and financial history of the Small Cap Core Portfolio was replaced with that of the Predecessor Portfolio, financial history began on April 24, 2009.

*	Small Cap Core Portfolio acquired all of the assets and liabilities of JPMorgan Small Company Portfolio (“Predecessor Portfolio”) in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by Small Cap Core Portfolio and will be used going forward. As a result, the information prior to April 25, 2009 reflects that of the Predecessor Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   15

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Core Portfolio (e)
Class 1 (f)
Six Months Ended June 30, 2009 (Unaudited)	$9.84	$0.02	(g)	$(0.18)	$(0.16)	$(0.05)	$(0.16)	$(0.21)
Year Ended December 31, 2008	16.06	0.04		(4.73)	(4.69)	(0.03)	(1.50)	(1.53)
Year Ended December 31, 2007	17.82	0.02		(0.95)	(0.93)	— (h)	(0.83)	(0.83)
Year Ended December 31, 2006	15.92	—	(h)	2.39	2.39	—	(0.49)	(0.49)
Year Ended December 31, 2005	17.88	(0.01)		0.29	0.28	—	(2.24)	(2.24)
Year Ended December 31, 2004	14.06	(0.05)		3.87	3.82	—	—	—

Class 2
April 24, 2009(i) through June 30, 2009 (Unaudited)	9.03	0.01	(g)	0.43	0.44	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Effective April 25, 2009, Small Cap Equity Portfolio was renamed Small Cap Core Portfolio.

(f)	Small Cap Core Portfolio acquired all of the assets and liabilities of JPMorgan Small Company Portfolio (“Predecessor Portfolio”) in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by Small Cap Core Portfolio and will be used going forward. As a result, the financial highlight information reflects that of the Predecessor Portfolio for the periods prior to its reorganization with Small Cap Core Portfolio.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

(i)	Because of the reorganization with the Predecessor Portfolio in which the performance and financial history of the Small Cap Core Portfolio was replaced with that of the Predecessor Portfolio, the performance and the financial history began on April 24, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b) (c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$9.47	(1 .51)%	$47,707	1.06%	0.38%	1.57%	24%
9.84	(31 .98)	49,825	1.08	0.29	1.15	45
16.06	(5 .67)	82,402	1.15	0.14	1.15	44
17.82	15 .01	95,311	1.15	0.01	1.15	39
15.92	3 .42	86,926	1.15	(0.04)	1.15	44
17.88	27 .17	81,562	1.15	(0.37)	1.15	154

9.47	4 .87	352	1.28	0.48	1.67	24

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   17

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Small Cap Core Portfolio	Class 1 and Class 2	Diversified

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees, and each class has exclusive voting rights with respect to its distribution plan or administrative services plan.

The Portfolio acquired all of the assets and liabilities of JPMorgan Small Company Portfolio, a series of J.P. Morgan Series Trust (“Predecessor Portfolio”) II in a reorganization on April 24, 2009, The Predecessor Portfolio’s performance and financial history have been adopted by the Portfolio.

Effective April 25, 2009, Small Cap Equity Portfolio was renamed Small Cap Core Portfolio, with approval from the Board of Trustees.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

18   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2009 in valuing the Portfolio’s assets and liabilities carried at fair value:

Valuation Inputs #	Investments in Securities	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
Level 1 — Quoted prices	$47,814,325	$—	$(16,414)
Level 2 — Other significant observable inputs	288,306	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$48,102,631	$—	$(16,414)

#	Portfolio holdings designated in Level 1 and Level 2 are disclosed individually in the Schedule of Portfolio Investments (SOI). Level 2 consists of a U.S Treasury Note that is held for futures collateral. Please refer to the SOI for industry specifics of the portfolio holdings.

*	Other financial instruments may include futures, forwards and swap contracts.

B.  Futures Contracts — The Portfolio may use index future contracts to gain exposure to the stock market, enhance returns, maintain liquidity and minimize transaction costs. The Portfolio may buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified security or financial index over a predetermined time period. Upon entering into a futures contract, the Portfolio is required to deposit to the broker cash or securities in an amount equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments (variation margin) are made or received by the Portfolio periodically, based on changes in the market value of open futures contracts. Variation margin is recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of futures contracts. Securities pledged for initial margin are designated in the Schedule of Portfolio Investments and cash deposited is recorded on the Statement of Assets and Liabilities. Receivable and/or payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying index. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, future exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

Notional values are used to express the volume of future contract activity. These values are disclosed in the accompanying Schedule of Portfolio Investments.

C.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

The Portfolio records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

E.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   19

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (Unaudited) (continued)

of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F.  Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are generally declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. Effective April 25, 2009, the fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.65%.

Prior to April 25, 2009, the fee was accrued daily and paid monthly based on the Predecessor Portfolio’s average daily net assets at an annual fee rate of 0.60%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor reimburse to the Portfolio an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the six months ended June 30, 2009 was $1,036.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the period April 25, 2009 through June 30, 2009, the annualized effective rate was 0.11% of the Portfolio’s average daily net assets.

Prior to April 25, 2009, pursuant to a separate agreement between J.P. Morgan Series Trust II and the Administrator, the Administrator received a fee computed daily and paid monthly at the annual rate of 0.55% of the average daily net assets of the Predecessor Portfolio. Under the agreement, the Administrator was responsible for certain usual and customary expenses incurred by the Predecessor Portfolio including fees and expenses of the custodian and fund accountant, professional and transfer agent fees, printing and postage and expenses of the Trustees. In accordance with the agreement, the Predecessor Portfolio paid for such expenses directly, deducting the amounts of such expenses from the Administration fee. The Administrator reimbursed the Predecessor Portfolio to the extent that amounts paid for such expenses exceeded 0.55%.

The Administrator waived Administration fees as outlined in Note 3.E.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

Prior to April 25, 2009, the Distributor received no compensation in its capacity as the Predecessor Portfolio’s underwriter.

D.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

20   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

E.  Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
1.03%	1.28%

The contractual expense limitation agreement was in effect for the period April 25 2009, through June 30, 2009. The expense limitation percentage above is in place until at least April 30, 2010.

Prior to April 25, 2009, the Administrator had contractually agreed to waive fees and/or reimburse the Predecessor Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes and extraordinary expenses) exceeded 1.08% of the Predecessor Portfolio’s respective average daily net assets.

For the six months ended June 30, 2009, the Portfolio’s service providers waived fees and/or reimbursed expenses for the Portfolio as follows. None of these parties expects the Portfolio to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Contractual Reimbursements
$29,534	$83,199

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2009, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the six months ended June 30, 2009, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2009, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchase of U.S. Government	Sales of U.S. Government
$10,264,374	$11,803,806	$46,071	$—

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2009 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$59,098,645	$4,049,508	$15,045,522	$(10,996,014)

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   21

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (Unaudited) (continued)

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2009, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

8. Business Combinations

In November, 2008, the Boards of Trustees of the Trust and J.P. Morgan Series Trust II approved management’s proposal to merge JPMorgan Small Company Portfolio (the “Target Portfolio”) into JPMorgan Insurance Trust Small Cap Core Portfolio (the “Acquiring Portfolio”). The Agreement and Plan of Reorganization with respect to the Target Portfolio was approved by the Target Portfolio’s shareholders at a special meeting of shareholders held on April 1, 2009. The reorganization was effective after the close of business on April 24, 2009. The Acquiring Portfolio acquired all of the assets and liabilities of the Target Portfolio as shown in the table below. As described in Note 1, the Target Portfolio’s performance and financial history have been adopted by the Acquiring Portfolio. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, shareholders of the Target Portfolio received a number of Class 1 shares in the Acquiring Portfolio with a value equal to their holdings in the Target Portfolio as of the close of business on date of the reorganization.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization:

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation/ (Depreciation)
Target Portfolio
JPMorgan Small Company Portfolio	5,097,899	$46,021,216	$9.03	$(16,181,997)

Acquiring Portfolio
JPMorgan Insurance Trust Small Cap Core Portfolio				(801,405)
Class 2	269,113	2,182,687	8.11

Post Reorganization
JPMorgan Insurance Trust Small Cap Core Portfolio				(16,983,402)
Class 1	5,097,899	46,021,216	9.03
Class 2	241,783	2,182,687	9.03

Expenses related to the reorganization were incurred by the Target Portfolio. The Administrator voluntarily waived its fee and/or reimbursed expenses in an amount equal to the reorganization expense.

9. Subsequent Event

Management has evaluated all subsequent transactions and events after the balance sheet date through August 17, 2009, the date on which these financial statements were issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

22   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2009, and continued to hold your shares at the end of the reporting period, June 30, 2009.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2009	Ending Account Value, June 30, 2009	Expenses Paid During January 1, 2009 to June 30, 2009	Annualized Expense Ratio
Class 1
Actual*	$1,000.00	$984.90	$5.22	1.06%
Hypothetical*	1,000.00	1,019.54	5.31	1.06
Class 2
Actual**	1,000.00	1,048.70	2.33	1.28
Hypothetical*	1,000.00	1,018.45	6.41	1.28

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 65/365 (to reflect the actual period). The Class commenced operations on April 24, 2009.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   23

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. June 2009.	SAN-JPMITSCCP-609

Semi-Annual Report

JPMorgan Insurance Trust

Six months ended June 30, 2009 (Unaudited)

JPMorgan Insurance Trust U.S. Equity Portfolio
    (formerly JPMorgan Insurance Trust Diversified Equity Portfolio)

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	5
Financial Statements	9
Financial Highlights	12
Notes to Financial Statements	14
Schedule of Shareholder Expenses	20

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 15, 2009 (Unaudited)

Dear Shareholder:

As you know, the past year has been among the most dramatic and difficult in modern financial history, with an unprecedented financial crisis sending the U.S. and global economies into a deep and painful recession. As we enter the second half of 2009, we have seen some hints of optimism in both the markets and economy, but we still face a long and bumpy road to recovery.

“As we enter the second half of 2009, we have seen some hints of optimism in both the markets and economy, but we still face a long and bumpy road to recovery.”

The financial storm abates

Three months after the collapse of Lehman Brothers last September, the average daily volatility of the Dow Jones Industrial Average was greater than in any three months over the Dow’s 113-year history. The first few months of 2009 offered investors little respite: in early March, stocks plunged to their lowest level in 14 years.

Recently, however, there have been signs that the storm has abated somewhat: the government and Federal Reserve’s policy actions have loosened credit markets and helped reduce the risk of additional major bank failures. Additionally, declining stock market volatility, lower credit spreads and a rally in financial firm stocks all seem to suggest that the worst of the financial crisis may be behind us.

The economy is also showing signs of buoyancy, including some stabilization in consumer spending and improvements in international trade and housing starts in the second quarter. Many economists believe that real gross domestic product growth will turn positive in the second half of the year, powered by a rebound in homebuilding, autos and inventories. Despite these “green shoots,” however, risks, such as rising unemployment, low consumer confidence and a vulnerable economy, still persist.

As riskier assets rally, Treasury prices sink

Inflation concerns, as well as investors’ willingness to take on riskier assets, such as corporate debt, contributed to a drop in Treasury prices and higher yields during the second quarter. As of June 30, 2009, 30–year bond yields rose to 4.32% from 2.69% six months earlier, the benchmark 10–year Treasury yields ended the period at 3.53% from 2.25% six months earlier, and the two-year note rose to 1.13% from 0.78%.

Stock indexes strengthened by second quarter rally

A strong second-quarter performance helped propel both the S&P 500 Index and NASDAQ Composite Index out of negative territory for the first half of the year. For the six months ended June 30, 2009, the S&P 500 Index was up 3.16% and the NASDAQ Composite Index rose 16.99%. The Dow Jones Industrial Average, however, ended the period in negative territory, returning –3.75%. Outside of the U.S., emerging markets powered a strong second-quarter rally, returning 36.22% over the six months, as measured by the MSCI Emerging Markets Index. Developed markets, as measured by the MSCI EAFE Index, rose 8.42% for the same period.

From a style perspective, mid-caps fared better (9.96%, as measured by the Russell Midcap Index) than their large- and small-cap counterparts during the period (4.32% and 2.64%, as measured by the Russell 1000 and Russell 2000 Indexes, respectively). Investors also appeared to be favoring more stable companies. The Russell 1000 Growth Index returned 11.53% in the period, compared to –2.87% for the Russell 1000 Value Index. Moving down the capitalization spectrum, the Russell Midcap Growth and Russell Midcap Value Indexes returned 16.61% and 3.19%, respectively. In the small-cap segment, the Russell 2000 Growth Index returned 11.36%, while the Russell 2000 Value Index closed at –5.17%.

Consider focusing on “timeless” principles of investing

The past year has challenged many time-honored investing strategies, but, as the “storm” abates, investors should consider a few important principles. First, the economy generally determines markets — rather than the other way around — and history suggests that, in time, the economy will recover. Second, although it’s nearly impossible to time the markets, many investors who bought assets at cheap valuations and held them for the long term have generally been rewarded. Lastly, since we can’t predict the future with any degree of certainty, it is prudent for investors to remain diversified — both to manage risk in an uncertain environment and to seek potential opportunities as we move closer to recovery.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence and trust. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust U.S. Equity Portfolio*
    (formerly JPMorgan Insurance Trust Diversified Equity Portfolio)

PORTFOLIO COMMENTARY
AS OF JUNE 30, 2009 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	March 30, 1995
Fiscal Year End	December 31
Net Assets as of 6/30/2009	$132,737,352
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust U.S. Equity Portfolio, which seeks to provide high total return from a portfolio of selected equity securities,** returned 7.96%*** (Class 1 Shares) for the six months ended June 30, 2009, compared to the 3.16% return for the S&P 500 Index for the same period.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	The beginning of 2009 was one of worst starts for the U.S equity markets in recent history, with the S&P 500 registering a sharp price decline in January and February. However, the market began to advance strongly as investors embraced the realization that the banking system was not insolvent, economic activity was not in a terminal freefall and policymakers were committed to easing the economic downturn at almost any cost. Against this background, the Portfolio outperformed its benchmark for the period.

Stock selection in the capital markets, energy and consumer cyclical sectors contributed positively to performance during the six months.

Within the capital markets sector, a position in Goldman Sachs aided performance as its stock was able to rebound from depressed levels at the end of 2008. The investment bank was helped by improving capital markets activity, cost-cutting and lower exposure to consumer finance than its peers. With several key competitors eliminated or crippled, Goldman benefited from these improving trends. The Portfolio’s position in Corning, which is in the network technology sector, also contributed to performance. Shares rallied early in the year after the company reported fourth-quarter revenues and earnings that beat Wall Street estimates. Additionally, management also raised guidance for the second quarter, citing vastly improving trends in demand for LCD glass from television panel-makers. While the improving trends did not come as a surprise, the timing and magnitude of the rebound were better than expected.

Alternatively, stock selection in the systems hardware, autos and transportation and consumer staples sectors detracted from performance.

Within the autos and transportation sector, an overweight in Norfolk Southern was a detractor as lower shipping volumes and concern over possible government re-regulation of the railroad industry weighed on the stock. Additionally, management did not cut costs aggressively enough to fully offset the slowdown in volumes. In the systems hardware sector, Hewlett-Packard weighed on returns as PC demand, which had stabilized, had yet to see any real improvement. The stock was weak after management issued tepid guidance. Despite this, the Portfolio held Hewlett Packard because of its potential to improve operating margins, and for strong balance sheet and attractive free cash flow yield.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	The Portfolio had been modestly positioned for an economic recovery by owning inexpensive stocks with good management teams and strong balance sheets. The Portfolio was overweight in technology stocks as we believe that sector is most poised to benefit from an economic recovery. Alternatively, it remains underweight in industrial stocks that may not react as quickly to economic improvements.

The Portfolio utilized active stock selection with a systematic valuation process, investing in a diversified portfolio of U.S. large-cap equities. To help ensure that stock selection was the principal source of potential excess return, we allowed only modest deviations in sector weightings relative to the S&P 500 Index. We also limited the Portfolio’s cash position in order to remain as fully invested as possible.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****

1.	Exxon Mobil Corp.	4.4%
2.	Hewlett-Packard Co.	3.1
3.	Microsoft Corp.	3.0
4.	Cisco Systems, Inc.	2.7
5.	Abbott Laboratories	2.1
6.	Occidental Petroleum Corp.	2.1
7.	Goldman Sachs Group, Inc. (The)	2.0
8.	Merck & Co., Inc.	2.0
9.	Google, Inc., Class A	2.0
10.	Procter & Gamble Co.	1.9

2   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

PORTFOLIO COMPOSITION BY SECTOR****

Information Technology	21.8%
Health Care	13.4
Financials	12.8
Energy	12.7
Consumer Staples	11.5
Consumer Discretionary	8.1
Industrials	7.4
Telecommunication Services	3.6
Materials	3.5
Utilities	3.1
U.S. Treasury Obligation	0.1
Short-Term Investment	2.0

*	The Portfolio’s name was changed from JPMorgan Insurance Trust Diversified Equity Portfolio to JPMorgan Insurance Trust U.S. Equity Portfolio on April 25, 2009.

**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

***	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

****	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2009. The Portfolio’s composition is subject to change.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust U.S. Equity Portfolio
    (formerly JPMorgan Insurance Trust Diversified Equity Portfolio)

PORTFOLIO COMMENTARY
AS OF JUNE 30, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	3/30/95	7.96%	(20.85)%	(0.43)%	(1.78)%
CLASS 2 SHARES	8/16/06	7.84	(21.06)	(0.58)	(1.86)

TEN YEAR PERFORMANCE (6/30/99 TO 6/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective November 1, 2006, the Portfolio’s investment objective and strategies changed. Although past performance is not necessarily an indication of how the Portfolio will perform in the future, in view of these changes, the Portfolio’s performance record prior to this period might be less relevant for investors considering whether to purchase shares of the Portfolio.

Returns for the Class 2 Shares prior to their inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust U.S. Equity Portfolio, the S&P 500 Index and the Lipper Variable Underlying Funds Large-Cap Core Funds Index from June 30, 1999 to June 30, 2009. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the S&P 500 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Variable Underlying Funds Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

JPMorgan Insurance Trust U.S. Equity Portfolio
    (formerly JPMorgan Insurance Trust Diversified Equity Portfolio)

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.8%
	Common Stocks — 97.7%
	Aerospace & Defense — 1.7%
9,809	Boeing Co.	416,883
900	Goodrich Corp. (c)	44,973
1,300	Northrop Grumman Corp.	59,384
33,515	United Technologies Corp.	1,741,439
		2,262,679
	Auto Components — 0.7%
42,171	Johnson Controls, Inc. (c)	915,954

	Beverages — 2.2%
44,460	Coca-Cola Co. (The)	2,133,635
13,908	PepsiCo, Inc.	764,384
		2,898,019
	Biotechnology — 1.9%
1,450	Alexion Pharmaceuticals, Inc. (a) (c)	59,624
9,738	Amgen, Inc. (a)	515,530
16,929	Celgene Corp. (a)	809,883
23,619	Gilead Sciences, Inc. (a)	1,106,314
		2,491,351
	Capital Markets — 4.9%
2,993	Ameriprise Financial, Inc. (c)	72,640
38,762	Bank of New York Mellon Corp. (The)	1,136,114
18,266	Goldman Sachs Group, Inc. (The)	2,693,139
44,911	Morgan Stanley	1,280,413
19,760	State Street Corp.	932,672
21,375	TD AMERITRADE Holding Corp. (a)	374,917
		6,489,895
	Chemicals — 2.3%
1,420	Air Products & Chemicals, Inc.	91,718
65,826	Dow Chemical Co. (The)	1,062,432
3,400	E.l. du Pont de Nemours & Co. (c)	87,108
3,689	Monsanto Co.	274,240
22,369	Praxair, Inc.	1,589,765
		3,105,263
	Commercial Banks — 2.9%
17,562	BB&T Corp.	386,013
2,030	Comerica, Inc.	42,935
14,240	KeyCorp	74,618
6,490	SunTrust Banks, Inc.	106,760
6,180	TCF Financial Corp. (c)	82,627
52,182	U.S. Bancorp	935,101
89,543	Wells Fargo & Co. (c)	2,172,313
		3,800,367
	Communications Equipment — 6.1%
194,343	Cisco Systems, Inc. (a)	3,622,553
135,530	Corning, Inc.	2,176,612
31,803	Juniper Networks, Inc. (a)	750,551
1,600	Nokia OYJ, (Finland), ADR	23,328
34,604	QUALCOMM, Inc.	1,564,101
		8,137,145
	Computers & Peripherals — 6.5%
14,888	Apple, Inc. (a)	2,120,498
107,437	Hewlett-Packard Co. (c)	4,152,440
15,841	International Business Machines Corp.	1,654,117
22,820	NetApp, Inc. (a) (c)	450,010
6,160	SanDisk Corp. (a) (c)	90,491
5,450	Western Digital Corp. (a) (c)	144,425
		8,611,981
	Construction & Engineering — 0.1%
2,170	Fluor Corp.	111,299

	Consumer Finance — 0.3%
1,940	American Express Co.	45,086
15,180	Capital One Financial Corp. (c)	332,138
		377,224
	Diversified Consumer Services — 0.2%
2,400	ITT Educational Services, Inc. (a) (c)	241,584

	Diversified Financial Services — 1.6%
149,889	Bank of America Corp.	1,978,535
13,900	Citigroup, Inc. (c)	41,283
349	CME Group, Inc.	108,577
2,000	NYSE Euronext	54,500
		2,182,895
	Diversified Telecommunication Services — 3.2%
81,670	AT&T, Inc.	2,028,683
72,913	Verizon Communications, Inc.	2,240,616
		4,269,299
	Electric Utilities — 2.1%
10,160	American Electric Power Co., Inc. (c)	293,522
12,979	Edison International	408,319
3,090	Entergy Corp.	239,537
14,958	Exelon Corp. (c)	765,999
5,360	FirstEnergy Corp. (c)	207,700
4,530	FPL Group, Inc. (c)	257,576
42,050	NV Energy, Inc.	453,720
2,120	Portland General Electric Co.	41,298

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust U.S. Equity Portfolio
    (formerly JPMorgan Insurance Trust Diversified Equity Portfolio)

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Electric Utilities — Continued
3,320	Southern Co. (c)	103,451
		2,771,122
	Electrical Equipment — 0.6%
3,720	Cooper Industries Ltd., Class A (c)	115,506
22,300	Emerson Electric Co. (c)	722,520
		838,026
	Electronic Equipment, Instruments & Components — 0.0% (g)
2,400	Tyco Electronics Ltd., (Switzerland) (c)	44,616
	Energy Equipment & Services — 1.4%
1,300	Baker Hughes, Inc.	47,372
2,190	ENSCO International, Inc.	76,365
26,850	Halliburton Co.	555,795
2,770	National Oilwell Varco, Inc. (a)	90,468
1,680	Noble Corp.	50,820
17,068	Schlumberger Ltd.	923,550
2,840	Smith International, Inc.	73,130
300	Transocean Ltd., (Switzerland) (a)	22,287
2,840	Weatherford International Ltd. (a)	55,550
		1,895,337
	Food & Staples Retailing — 4.4%
38,679	CVS/Caremark Corp.	1,232,700
58,902	Safeway, Inc. (c)	1,199,834
7,090	SUPERVALU, Inc. (c)	91,815
51,235	SYSCO Corp. (c)	1,151,763
45,363	Wal-Mart Stores, Inc.	2,197,383
		5,873,495
	Food Products — 1.2%
3,860	ConAgra Foods, Inc.	73,572
14,909	General Mills, Inc.	835,202
24,860	Kraft Foods, Inc., Class A	629,952
		1,538,726
	Health Care Equipment & Supplies — 1.4%
13,700	Baxter International, Inc.	725,552
1,707	C.R. Bard, Inc.	127,086
13,429	Covidien plc, (Ireland)	502,782
8,210	Medtronic, Inc.	286,447
6,056	Zimmer Holdings, Inc. (a)	257,985
		1,899,852
	Health Care Providers & Services — 1.7%
15,061	Aetna, Inc.	377,278
14,280	Cardinal Health, Inc.	436,254
900	CIGNA Corp.	21,681
11,480	McKesson Corp.	505,120
3,850	UnitedHealth Group, Inc.	96,173
17,346	WellPoint, Inc. (a)	882,738
		2,319,244
	Hotels, Restaurants & Leisure — 1.0%
37,520	International Game Technology (c)	596,568
2,250	Royal Caribbean Cruises Ltd. (c)	30,465
18,170	Starwood Hotels & Resorts Worldwide, Inc. (c)	403,374
7,732	Yum! Brands, Inc.	257,785
		1,288,192
	Household Durables — 0.3%
5,610	D.R. Horton, Inc. (c)	52,510
19,288	KB Home	263,860
1,880	Lennar Corp., Class A (c)	18,217
		334,587
	Household Products — 1.9%
50,387	Procter & Gamble Co.	2,574,776
	Industrial Conglomerates — 0.4%
43,960	General Electric Co.	515,211
	Insurance — 2.7%
18,208	ACE Ltd., (Switzerland) (c)	805,340
1,970	Aflac, Inc.	61,247
830	Arch Capital Group Ltd., (Bermuda) (a)	48,622
6,452	Axis Capital Holdings Ltd., (Bermuda)	168,913
15	Berkshire Hathaway, Inc., Class B (a)	43,436
2,030	Lincoln National Corp.	34,936
6,084	MetLife, Inc. (c)	182,581
1,460	PartnerRe Ltd., (Bermuda)	94,827
10,090	Principal Financial Group, Inc. (c)	190,096
14,324	Prudential Financial, Inc.	533,139
21,008	RenaissanceRe Holdings Ltd., (Bermuda) (c)	977,712
9,404	Travelers Cos., Inc. (The)	385,940
		3,526,789
	Internet & Catalog Retail — 0.2%
3,080	Amazon.com, Inc. (a)	257,673
	Internet Software & Services — 2.1%
6,222	Google, Inc., Class A (a) (c)	2,623,133
8,854	Yahoo!, Inc. (a)	138,654
		2,761,787
	IT Services — 0.8%
510	Automatic Data Processing, Inc.	18,074
2,280	Infosys Technologies Ltd., (India), ADR	83,859
1,230	MasterCard, Inc., Class A	205,791
30,413	Paychex, Inc. (c)	766,408
		1,074,132

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Machinery — 2.3%
20,660	Caterpillar, Inc. (c)	682,606
17,538	Deere & Co.	700,643
3,880	Eaton Corp.	173,087
10,260	Ingersoll-Rand Co., Ltd., (Ireland), Class A (a)	214,434
20,843	PACCAR, Inc. (c)	677,606
15,320	Parker Hannifin Corp. (c)	658,147
		3,106,523
	Media — 3.2%
15,760	Comcast Corp., Class A	228,362
6,688	Time Warner Cable, Inc., Class A (c)	211,809
82,165	Time Warner, Inc.	2,069,736
72,229	Walt Disney Co. (The)	1,685,103
		4,195,010
	Metals & Mining — 1.1%
27,545	Freeport-McMoRan Copper & Gold, Inc. (c)	1,380,280
1,250	United States Steel Corp. (c)	44,675
3,840	Vale SA, (Brazil), ADR	67,699
		1,492,654
	Multiline Retail — 0.4%
7,143	Kohl’s Corp. (a) (c)	305,363
5,550	Target Corp.	219,059
		524,422
	Multi-Utilities — 1.1%
990	Consolidated Edison, Inc. (c)	37,046
22,140	PG&E Corp.	851,061
15,660	Public Service Enterprise Group, Inc.	510,986
		1,399,093
	Oil, Gas & Consumable Fuels — 11.3%
9,346	Anadarko Petroleum Corp.	424,215
19,718	Apache Corp.	1,422,654
37,690	Chevron Corp.	2,496,962
1,580	ConocoPhillips	66,455
8,857	Devon Energy Corp.	482,707
14,720	EOG Resources, Inc. (c)	999,782
83,785	Exxon Mobil Corp.	5,857,409
5,847	Hess Corp.	314,276
41,775	Occidental Petroleum Corp.	2,749,213
3,730	Southwestern Energy Co. (a)	144,911
		14,958,584
	Pharmaceuticals — 8.3%
59,972	Abbott Laboratories	2,821,083
26,003	Bristol-Myers Squibb Co. (c)	528,121
8,810	Johnson & Johnson	500,408
94,612	Merck & Co., Inc. (c)	2,645,351
133,642	Pfizer, Inc.	2,004,630
61,803	Schering-Plough Corp.	1,552,491
1,070	Teva Pharmaceutical Industries Ltd., (Israel), ADR	52,794
20,076	Wyeth	911,250
		11,016,128
	Real Estate Investment Trusts (REITs) — 0.5%
700	Alexandria Real Estate Equities, Inc.	25,053
2	Apartment Investment & Management Co., Class A	18
530	AvalonBay Communities, Inc.	29,648
6,730	Health Care REIT, Inc. (c)	229,493
12,970	Kimco Realty Corp. (c)	130,348
8,470	ProLogis	68,268
2,510	Public Storage (c)	164,355
		647,183
	Road & Rail — 2.2%
23,550	CSX Corp.	815,537
39,398	Norfolk Southern Corp. (c)	1,484,123
11,740	Union Pacific Corp.	611,184
		2,910,844
	Semiconductors & Semiconductor Equipment — 2.1%
9,160	Applied Materials, Inc. (c)	100,485
4,010	Broadcom Corp., Class A (a) (c)	99,408
21,330	Intersil Corp., Class A (c)	268,118
7,170	KLA-Tencor Corp. (c)	181,043
19,270	Lam Research Corp. (a) (c)	501,020
82,610	LSI Corp. (a) (c)	376,702
47,782	National Semiconductor Corp.	599,664
6,050	Novellus Systems, Inc. (a) (c)	101,035
28,029	Xilinx, Inc. (c)	573,473
		2,800,948
	Software — 4.1%
3,400	Adobe Systems, Inc. (a)	96,220
2,720	Intuit, Inc. (a)	76,595
164,583	Microsoft Corp.	3,912,138
56,780	Oracle Corp.	1,216,228
4,260	Salesforce.com, Inc. (a) (c)	162,604
		5,463,785
	Specialty Retail — 1.5%
3,142	Advance Auto Parts, Inc.	130,362
3,100	CarMax, Inc. (a)	45,570
93,290	Staples, Inc.	1,881,659
		2,057,591

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   7

JPMorgan Insurance Trust U.S. Equity Portfolio
    (formerly JPMorgan Insurance Trust Diversified Equity Portfolio)

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Textiles, Apparel & Luxury Goods — 0.7%
5,043	Nike, Inc., Class B	261,127
2,230	Polo Ralph Lauren Corp. (c)	119,394
9,210	V.F. Corp.	509,773
		890,294
	Tobacco — 1.7%
35,886	Altria Group, Inc.	588,172
39,786	Philip Morris International, Inc.	1,735,465
		2,323,637
	Wireless Telecommunication Services — 0.4%
106,780	Sprint Nextel Corp. (a) (c)	513,612
	Total Common Stocks (Cost $131,958,535)	129,708,828

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligation — 0.1%
180,000	U.S. Treasury Note, 2.875%, 06/30/10 (k) (Cost $184,265)	184,177
	Total Long-Term Investments (Cost $132,142,800)	129,893,005

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.0%
	Investment Company — 2.0%
2,614,127	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.440% (b) (l) (m) (Cost $2,614,127)	2,614,127
Investment of Cash Collateral for Securities on Loan — 18.4%
	Investment Company — 18.4%
24,425,436	JPMorgan Prime Money Market Fund, Capital Shares, 0.450% (b) (l) (Cost $24,425,436)	24,425,436
	Total Investments — 118.2% (Cost $159,182,363)	156,932,568
	Liabilities in Excess of Other Assets — (18.2)%	(24,195,216)
	NET ASSETS — 100.0%	$132,737,352

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
6	S&P 500 Index	09/17/09	$1,373,250	$(9,324)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS :

ADR —	American Depositary Receipt

(a) —	Non-income producing security.

(b) —	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(c) —	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(g) —	Amount rounds to less than 0.1%.

(k) —	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l) —	The rate shown is the current yield as of June 30, 2009.

(m) —	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2009 (Unaudited)

U.S. Equity Portfolio (a)
ASSETS:
Investments in non-affiliates, at value	$129,893,005
Investments in affiliates, at value	27,039,563
Total investment securities, at value	156,932,568
Cash	84,284
Receivables:
Investment securities sold	1,448,512
Portfolio shares sold	9,848
Interest and dividends	224,161
Prepaid expenses and other assets	15,180
Total Assets	158,714,553
LIABILITIES:
Payables:
Investment securities purchased	1,352,673
Collateral for securities lending program	24,425,436
Portfolio shares redeemed	58,244
Variation margin on futures contracts	11,178
Accrued liabilities:
Investment advisory fees	53,785
Administration fees	10,875
Distribution fees	3
Custodian and accounting fees	50,769
Other	14,238
Total Liabilities	25,977,201
Net Assets	$132,737,352
NET ASSETS:
Paid in capital	$197,864,893
Accumulated undistributed (distributions in excess of) net investment income	420,297
Accumulated net realized gains (losses)	(63,288,719)
Net unrealized appreciation (depreciation)	(2,259,119)
Total Net Assets	$132,737,352
Net Assets:
Class 1	$132,724,484
Class 2	12,868
Total	$132,737,352
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class 1	11,793,075
Class 2	1,144
Net asset value, offering and redemption price per share:
Class 1	$11.25
Class 2	11.25
Cost of investments in non-affiliates	$132,142,800
Cost of investments in affiliates	27,039,563
Value of securities on loan	24,893,069

(a)	Effective April 25, 2009, Diversified Equity Portfolio was renamed U.S. Equity Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   9

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2009 (Unaudited)

U.S. Equity Portfolio (a)
INVESTMENT INCOME:
Interest income from non-affiliates	$2,413
Dividend income from non-affiliates	1,491,168
Dividend income from affiliates(b)	5,896
Income from securities lending (net)	13,655
Total investment income	1,513,132

EXPENSES:
Investment advisory fees	328,067
Administration fees	65,256
Distribution fees—Class 2	14
Custodian and accounting fees	31,278
Interest expense to affiliates	206
Professional fees	20,950
Trustees’ and Chief Compliance Officer’s fees	641
Printing and mailing costs	56,532
Transfer agent fees	6,919
Other	11,465
Total expenses	521,328
Less amounts waived	(43,926)
Less earnings credits	(2)
Net expenses	477,400
Net investment income (loss)	1,035,732

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(28,958,781)
Futures	15,173
Net realized gain (loss)	(28,943,608)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	37,789,926
Futures	(54,462)
Change in net unrealized appreciation (depreciation)	37,735,464
Net realized/unrealized gains (losses)	8,791,856
Change in net assets resulting from operations	$9,827,588

(a)	Effective April 25, 2009, Diversified Equity Portfolio was renamed U.S. Equity Portfolio.

(b)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	U.S. Equity Portfolio (a)
	Six Months Ended 6/30/2009 (Unaudited)	Year Ended 12/31/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,035,732	$2,954,507
Net realized gain (loss)	(28,943,608)	(32,242,204)
Change in net unrealized appreciation (depreciation)	37,735,464	(42,692,205)
Change in net assets resulting from operations	9,827,588	(71,979,902)

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(3,509,750)	(2,707,760)
From net realized gains	—	(23,367,478)
Class 2
From net investment income	(309)	(132)
From net realized gains	—	(1,531)
Total distributions to shareholders	(3,510,059)	(26,076,901)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	3,106,859	(68,881,341)

NET ASSETS :
Change in net assets	9,424,388	(166,938,144)
Beginning of period	123,312,964	290,251,108
End of period	$132,737,352	$123,312,964
Accumulated undistributed (distributions in excess of) net investment income	$420,297	$2,894,624

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$2,610,254	$9,082,428
Net assets acquired in Portfolio reorganization (Note 8)	25,879,137	—
Dividends and distributions reinvested	3,509,750	26,075,238
Cost of shares redeemed	(28,892,591)	(104,040,593)
Change in net assets from Class 1 capital transactions	$3,106,550	$(68,882,927)
Class 2
Dividends and distributions reinvested	309	1,663
Cost of shares redeemed	—	(77)
Change in net assets from Class 2 capital transactions	$309	$1,586

Total change in net assets from capital transactions	$3,106,859	$(68,881,341)

SHARE TRANSACTIONS:
Class 1
Issued	258,601	665,305
Shares issued in connection with Portfolio reorganization (Note 8)	2,485,606	—
Reinvested	337,152	1,744,163
Redeemed	(2,766,242)	(6,760,556)
Change in Class 1 Shares	315,117	(4,351,088)
Class 2
Reinvested	30	111
Redeemed	—	(5)
Change in Class 2 Shares	30	106

(a)	Effective April 25, 2009, Diversified Equity Portfolio was renamed U.S. Equity Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   11

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
U.S. Equity Portfolio (g)
Class 1
Six Months Ended June 30, 2009 (Unaudited)	$10.74	$0.10		$0.73	$0.83	$(0.32)	$—	$(0.32)
Year Ended December 31, 2008	18.34	0.22	(e)	(6.12)	(5.90)	(0.18)	(1.52)	(1.70)
Year Ended December 31, 2007	17.60	0.18		1.57	1.75	(0.19)	(0.82)	(1.01)
Year Ended December 31, 2006	15.28	0.19		2.26	2.45	(0.13)	—	(0.13)
Year Ended December 31, 2005	15.08	0.13		0.21	0.34	(0.14)	—	(0.14)
Year Ended December 31, 2004	14.19	0.14		0.85	0.99	(0.10)	—	(0.10)

Class 2
Six Months Ended June 30, 2009 (Unaudited)	10.71	0.08		0.74	0.82	(0.28)	—	(0.28)
Year Ended December 31, 2008	18.28	0.19	(e)	(6.11)	(5.92)	(0.13)	(1.52)	(1.65)
Year Ended December 31, 2007	17.58	0.16		1.54	1.70	(0.18)	(0.82)	(1.00)
August 16, 2006(f) through December 31, 2006	15.84	0.05		1.69	1.74	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Commencement of offering of class of shares.

(g)	Effective April 25, 2009, Diversified Equity Portfolio was renamed U.S. Equity Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$11.25	7.96%	$132,724	0.80%	1.73%	0.87%	53%
10.74	(34.80)	123,301	0.76	1.50	0.78	93
18.34	10.45	290,233	0.73	1.12	0.73	116
17.60	16.15	148,075	0.85	1.05	0.87	129
15.28	2.33	151,133	0.94	0.78	0.95	74
15.08	7.05	178,123	0.91	1.01	0.92	84

11.25	7.84	13	1.05	1.51	1.12	53
10.71	(34.94)	12	1.01	1.30	1.04	93
18.28	10.12	18	0.99	0.85	0.99	116
17.58	10.98	17	1.05	0.82	1.07	129

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   13

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
U.S. Equity Portfolio	Class 1 and Class 2	Diversified

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

Effective April 25, 2009, Diversified Equity Portfolio was renamed U.S. Equity Portfolio with approval from the Board of Trustees.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

• Level 1 —	quoted prices in active markets for identical securities

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 —	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

14   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

The following is a summary of the inputs used as of June 30, 2009 in valuing the Portfolio’s assets and liabilities carried at fair value:

Valuation Inputs #	Investment in Securities	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
Level 1 — Quoted prices	$156,748,391	$—	$(9,324)
Level 2 — Other significant observable inputs	184,177	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$156,932,568	$—	$(9,324)

#	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the Schedule of Portfolio Investments (SOI). Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOI for industry specifics of the portfolio holdings.

*	Other financial instruments may include futures, forwards and swap contracts.

B.  Futures Contracts — The Portfolio may use index future contracts to gain exposure to the stock market, enhance returns, maintain liquidity and minimize transaction costs. The Portfolio may buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified security or financial index over a predetermined time period. Upon entering into a futures contract, the Portfolio is required to deposit to the broker, cash or securities in an amount equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments (variation margin) are made or received by the Portfolio periodically, based on changes in the market value of open futures contracts. Variation margin is recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of futures contracts. Securities pledged for initial margin are designated in the Schedule of Portfolio Investments and cash deposited is recorded on the Statement of Assets and Liabilities. Receivable and/or payable to brokers for the daily variation margin are also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying asset, rate or index. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, future exchanges may establish daily limits on the amount that the price of a futures contract can vary from previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

Notional amounts are used to express the volume of future contract activity. These amounts are disclosed in the accompanying Schedule of Portfolio Investments.

C.  Securities Lending — The Portfolio may lend securities to brokers approved by JPMorgan Investment Advisors Inc. (the “Advisor”) in order to generate additional income. Goldman Sachs Bank USA (“GS Bank”) serves as lending agent for the Portfolio. Securities loans are collateralized by cash, which is invested in approved instruments (“collateral investments”), in accordance with investment guidelines. Upon termination of the loan, the Portfolio is required to return to the borrower the posted cash collateral. Loans are subject to termination by the Portfolio or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments, net of a rebate paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statement of Operations. The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as interest income on the Statement of Operations. For the period ended June 30, 2009, the Portfolio earned $22,470 from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest. The securities lending agreement with GS Bank requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   15

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (Unaudited) (continued)

The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of cash collateral investments are disclosed in the Schedule of Portfolio Investments. At June 30, 2009, the value of outstanding securities on loan and the value of collateral investments were as follows:

Value of Loaned Securities	Cash Collateral Posted by Borrower	Total Value of Collateral Investments
$24,893,069	$24,425,436	$24,425,436

The Portfolio bears the risk of loss associated with the investment of the cash collateral and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted, when the Advisor does not believe that it is prudent to sell the cash collateral investments to fund this liability.

Securities lending involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GS Bank has agreed to indemnify the Portfolio from losses resulting from a borrower failure to return a loaned security.

The Portfolio invests cash collateral amounts received from borrowers in the JPMorgan Prime Money Market Fund — Capital Shares. The Advisor of the Portfolio waived fees associated with the Portfolio’s investment in JPMorgan Prime Money Market Fund of approximately $2,175. This amount offsets the shareholder servicing fees and other expenses, excluding advisory fees, incurred by JPMorgan Prime Money Market Fund related to the Portfolio’s investment in such fund. A portion of the reimbursement is voluntary.

D.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

E.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

F.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.55%.

The Advisor waived Investment advisory fees and/or reimbursed expenses as outlined in Note 3.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor reimburse to the Portfolio an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the six months ended June 30, 2009 was $996.

16   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds, other than JPMorgan International Markets Fund, and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2009, the annualized effective rate was 0.11% of the Portfolio’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D.  Custodian and Accounting Fees — JPMorgan Chase Bank N.A. (“JPMCB”), an affiliate of the Portfolio, provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E.  Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.80%	1.05%

The contractual expense limitation agreements were in effect for the six months ended June 30, 2009. The expense limitation percentages in the table above are in place until at least April 30, 2010.

For the six months ended June 30, 2009, the Advisor waived fees and/or reimbursed expenses for the Portfolio in the amount of $43,926. The Advisor does not expect the Portfolio to repay any such waived fees and reimbursed expenses in future years.

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2009, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the six months ended June 30, 2009 the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2009, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$63,821,395	$88,674,369	$102,422	$180,000

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   17

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (Unaudited) (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2009, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$159,182,363	$8,009,226	$10,259,021	$(2,249,795)

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2009, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

8. Business Combinations

In November, 2008, the Boards of Trustees of the Trust and J.P. Morgan Series Trust II approved management’s proposal to merge JPMorgan U.S. Large Cap Core Equity Portfolio (the “Target Portfolio”) into JPMorgan Insurance Trust U.S. Equity Portfolio (the “Acquiring Portfolio”). The Agreement and Plan of Reorganization with respect to the Target Portfolio was approved by the Target Portfolio’s shareholders at a special meeting of shareholders held on April 1, 2009. The reorganziation was effective after the close of business on April 24, 2009. The Acquiring Portfolio acquired all of the assets and liabilities of the Target Portfolio as shown in the table below. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, shareholders of the Target Portfolio received a number of Class 1 shares in the Acquiring Portfolio with a value equal to their holdings in the Target Portfolio as of the close of business on date of the reorganization.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization:

	Shares Outstanding	Net Asset	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Portfolio
JPMorgan U.S. Large Cap Core Equity Portfolio	2,604,036	$25,879,137	$9.94	$(2,835,519)

Acquiring Portfolio
JPMorgan Insurance Trust U.S. Equity Portfolio				$(16,162,144)
Class 1	11,301,258	$117,664,026	$10.41
Class 2	1,143	11,908	10.42

Post Reorganization
JPMorgan Insurance Trust U.S. Equity Portfolio				$(18,997,663)
Class 1	13,786,867	$143,543,163	$10.41
Class 2	1,143	11,908	10.42

18   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

Expenses related to the reorganization were incurred by the Target Portfolio. The Administrator voluntarily waived its fee and/or reimbursed expenses in an amount equal to the reorganization expense.

9.	Subsequent Event

Management has evaluated all subsequent transactions and events after the balance sheet date through August 17, 2009, the date on which these financial statements were issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

JUNE 30, 2009        JPMORGAN INSURANCE TRUST   19

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2009, and continued to hold your shares at the end of the reporting period, June 30, 2009.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2009	Ending Account Value, June 30, 2009	Expenses Paid During January 1, 2009 to June 30, 2009*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$,079.60	$4.13	0.80%
Hypothetical	1,000.00	1,020.83	4.01	0.80
Class 2
Actual	1,000.00	1,078.40	5.41	1.05
Hypothetical	1,000.00	1,019.59	5.26	1.05

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

20   JPMORGAN INSURANCE TRUST        JUNE 30, 2009

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. June 2009.	SAN-JPMITUSEP-609

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

 (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Insurance Trust

By:	/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

September 4, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

September 4, 2009

By:	/s/____________________________

Patricia A. Maleski

Treasurer and Principal Financial Officer

September 4, 2009